UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

[Attached EDGARIZED ANNUAL REPORT]

Annual Report December 31, 2011

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 28 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Commodities Return Strategy Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Clients

December 31, 2011

We have just concluded a remarkable year in which financial markets around the globe were dominated by broad macroeconomic events—as opposed to individual, company-specific factors—that led to a series of “risk-on/risk-off” trades and sharp volatility. Indeed, risk aversion and the search for greater certainty with respect to performance, growth and a host of other characteristics go a long way toward explaining returns across asset classes and geographic regions in 2011. For example, the U.S., which led in terms of financial and economic reform coming out of the 2008 financial crisis, outperformed Europe. And within Europe, the “core” countries (centered around Germany and France) outperformed the “periphery” (including Portugal, Ireland and Greece, among others). Similarly, stocks of developed markets outperformed those of emerging economies, whose growth rates proved volatile and uncertain.

This theme is evident within the US stock market as well, where the large cap S&P 500® Stock Index outperformed the MidCap 400® and SmallCap 600® Indices. Investors preferred the stocks of large companies, which typically have more diverse revenue streams and opportunities for cost cutting to maintain profitability in uncertain economic times than do smaller firms. And across all these indices, typically value-oriented sectors offering more dependable earnings and dividend payouts outperformed more economically cyclical sectors.

Similarly, within fixed income markets, Treasury bonds enjoyed an historically good year in 2011, outperforming credit-sensitive corporate and other risky bonds. Within the universe of corporate debt, higher quality, investment grade bonds outperformed lower rated, high yield securities.

At a high level, it is perhaps not difficult to understand why this is so—markets dislike uncertainty, which complicates the already challenging task of forming judgments about the relative merits of an investment. How do you estimate earnings for a Greek company, for example, if you do not know what currency it will be using in a month’s time? Or how do you decide if China is more or less attractive than the alternatives if you do not know if Chinese growth is more likely to be 6%, 9%, or 11%? Sources of this uncertainty were myriad and include natural disasters; a nuclear meltdown; revolutions sweeping the globe; political dysfunction here at home; the unprecedented downgrading of U.S. Treasury debt; government austerity measures under difficult economic conditions; consumer debt deleveraging; and so on.

But the year was not without some positives. By many measures corporate America appears to be recovering, holding record amounts of cash on comparatively healthy balance sheets; engaging in investor-friendly behavior such as share buybacks and increasing dividend payouts; and offering reasonable prospects for growth going forward. These indicators are favorable not only for stocks but also corporate bonds, whose yields are attractive relative to Treasurys. Finally, the byproducts of pronounced volatility in financial markets are valuation disparities and investment opportunities. As a result, we are cautiously optimistic going forward, provided we get a greater degree of clarity on global growth and begin to make progress toward resolving the political crises around the globe.

Precisely because it is impossible to predict market outcomes, we suggest investors would do better to focus on the things they can control—namely, their financial plan. Even amid uncertainty it is possible, for example, to come to an informed conclusion about how much will likely be needed to finance retirement or a child’s education.

To reach your important financial targets, we would encourage you to work with a financial professional to develop a plan consistent with your risk tolerance, goals, and other wealth and life cycle considerations. We continue to believe that a diversified, balanced approach, which implicitly recognizes that you cannot know which asset class will win out over a given time period, provides the best framework for dealing with economic uncertainty.

Northwestern Mutual Series Fund, Inc.

Table of Contents

Expense Examples	i
Series Fund Overviews and Schedules of Investments:
Growth Stock Portfolio	1
Focused Appreciation Portfolio	5
Large Cap Core Stock Portfolio	9
Large Cap Blend Portfolio	13
Index 500 Stock Portfolio	17
Large Company Value Portfolio	24
Domestic Equity Portfolio	28
Equity Income Portfolio	32
Mid Cap Growth Stock Portfolio	37
Index 400 Stock Portfolio	41
Mid Cap Value Portfolio	47
Small Cap Growth Stock Portfolio	52
Index 600 Stock Portfolio	57
Small Cap Value Portfolio	65
International Growth Portfolio	69
Research International Core Portfolio	73
International Equity Portfolio	79
Emerging Markets Equity Portfolio	84
Money Market Portfolio	89
Short-Term Bond Portfolio	93
Select Bond Portfolio	102
Long-Term U.S. Government Bond Portfolio	117
Inflation Protection Portfolio	123
High Yield Bond Portfolio	133
Multi-Sector Bond Portfolio	142
Commodities Return Strategy Portfolio	160
Balanced Portfolio	164
Asset Allocation Portfolio	188
Benchmark Definitions	209
Statements of Assets and Liabilities	212
Consolidated Statement of Assets and Liabilities (Commodities Return Strategy Portfolio)	216
Statements of Operations	218
Consolidated Statement of Operations (Commodities Return Strategy Portfolio)	222
Statements of Changes in Net Assets	224
Consolidated Statement of Changes in Net Assets (Commodities Return Strategy Portfolio)	232
Financial Highlights	234
Notes to Financial Statements	242
Report of Independent Registered Public Accounting Firm	261
Proxy Voting and Portfolio Holdings	262
Director and Officer Information	263
Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	265

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$ 945.40	$2.17	0.44%
Hypothetical (5% return before expenses)	1,000.00	1,022.67	2.25	0.44

Focused Appreciation Portfolio
Actual	1,000.00	915.40	3.61	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.13	3.81	0.75

Large Cap Core Stock Portfolio
Actual	1,000.00	951.90	2.24	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.61	2.32	0.45

Large Cap Blend Portfolio
Actual	1,000.00	944.40	4.02	0.82
Hypothetical (5% return before expenses)	1,000.00	1,020.76	4.18	0.82

Index 500 Stock Portfolio
Actual	1,000.00	962.50	1.03	0.21
Hypothetical (5% return before expenses)	1,000.00	1,023.85	1.06	0.21

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$ 968.80	$3.88	0.78%
Hypothetical (5% return before expenses)	1,000.00	1,020.96	3.98	0.78

Domestic Equity Portfolio
Actual	1,000.00	969.60	2.85	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.01	2.92	0.57

Equity Income Portfolio
Actual	1,000.00	946.40	3.29	0.67
Hypothetical (5% return before expenses)	1,000.00	1,021.52	3.41	0.67

Mid Cap Growth Stock Portfolio	1,000.00	888.60	2.56	0.54
Actual
Hypothetical (5% return before expenses)	1,000.00	1,022.19	2.74	0.54

Index 400 Stock Portfolio
Actual	1,000.00	904.30	1.28	0.27
Hypothetical (5% return before expenses)	1,000.00	1,023.56	1.36	0.27

Mid Cap Value Portfolio
Actual	1,000.00	956.10	4.48	0.91
Hypothetical (5% return before expenses)	1,000.00	1,020.32	4.62	0.91

Small Cap Growth Stock Portfolio	1,000.00	882.30	2.74	0.58
Actual
Hypothetical (5% return before expenses)	1,000.00	1,021.99	2.95	0.58

Index 600 Stock Portfolio
Actual	1,000.00	939.90	1.71	0.35
Hypothetical (5% return before expenses)	1,000.00	1,023.44	1.79	0.35

Small Cap Value Portfolio
Actual	1,000.00	933.20	4.24	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.52	4.43	0.87

International Growth Portfolio
Actual	1,000.00	841.20	3.73	0.80
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.10	0.80

Research International Core Portfolio
Actual	1,000.00	840.70	5.34	1.15
Hypothetical (5% return before expenses)	1,000.00	1,019.10	5.85	1.15

International Equity Portfolio	1,000.00	847.00	3.10	0.67
Actual
Hypothetical (5% return before expenses)	1,000.00	1,021.54	3.40	0.67

Expense Examples	ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period July 1, 2011 to December 31, 2011*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	$1,000.00	$ 816.40	$6.87	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.34	7.63	1.50

Money Market Portfolio
Actual	1,000.00	1,000.20	0.77	0.15
Hypothetical (5% return before expenses)	1,000.00	1,024.13	0.78	0.15

Short-Term Bond Portfolio
Actual	1,000.00	995.80	1.87	0.37
Hypothetical (5% return before expenses)	1,000.00	1,023.03	1.89	0.37

Select Bond Portfolio
Actual	1,000.00	1,044.80	1.56	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.38	1.54	0.30

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,251.50	3.29	0.58
Hypothetical (5% return before expenses)	1,000.00	1,021.98	2.95	0.58

Inflation Protection Portfolio
Actual	1,000.00	1,066.00	3.14	0.60
Hypothetical (5% return before expenses)	1,000.00	1,021.86	3.07	0.60

High Yield Bond Portfolio
Actual	1,000.00	999.00	2.34	0.46
Hypothetical (5% return before expenses)	1,000.00	1,022.56	2.37	0.46

Multi-Sector Bond Portfolio
Actual	1,000.00	1,017.10	4.20	0.83
Hypothetical (5% return before expenses)	1,000.00	1,020.74	4.21	0.83

Commodities Return Strategy Portfolio
Actual	1,000.00	889.80	4.31	0.90
Hypothetical (5% return before expenses)	1,000.00	1,020.34	4.61	0.90

Balanced Portfolio
Actual	1,000.00	982.50	1.51	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.38	1.54	0.30

Asset Allocation Portfolio
Actual	1,000.00	958.10	2.63	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.21	2.72	0.53

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Income is a secondary objective.	Invest in well-established companies with above-average potential for earnings growth.	$514 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Growth Stock Portfolio (the “Portfolio”). The Portfolio invests primarily in the equity securities of well established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on companies that have strong financial characteristics. In evaluating individual companies, the Portfolio’s managers consider factors such as the company management team, product outlook, competitive position, global exposure, financial characteristics and valuation.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the S&P 500®), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited from overall economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—pushed stocks lower. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared.

In that environment, large cap stocks outperformed shares of mid and small sized companies, while large-cap growth beat large value, as measured by the relevant Russell Indices. Within the large cap growth universe, returns varied widely by sector. Traditionally defensive Utilities and Consumer Staples shares performed best, while the more economically sensitive Materials and Industrials sectors experienced negative results.

Portfolio Results

The Growth Stock Portfolio returned (1.30%) for the twelve months ended December 31, 2011. By comparison, the Russell 1000® Growth Index (the “Index”) returned 2.64%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio outperformed the (2.38%) average return of its Large Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s underperformance of the Index was largely a result of stock selection in the Energy and Financials sectors. In the Energy space, the Portfolio’s focus was on international drillers and services companies, based on the belief that they would outperform companies with largely U.S.-based operations, where there were concerns about potential pricing pressure. But this thesis was complicated by political developments in North Africa and the Middle East that hampered business for a number of the Portfolio’s companies. Weatherford International, Schlumberger, and Halliburton were examples of companies that fit this description. In addition, it hurt performance compared with the Index to have no exposure to Exxon Mobil.

In the Financials sector, it hurt relative results to have no exposure to real estate investment trusts (REITs), which were by far the best performing industry segment in the sector. These income-oriented stocks were largely inconsistent with our definition of growth. Instead, the Portfolio favored capital market and diversified financial services stocks. The leading detractors here were investment bank Goldman Sachs, asset manager INVESCO, and diversified financial services giant JPMorgan Chase. Other notable individual detractors were pharmacy benefit manager Express Scripts, computer chip maker Broadcom, and chemical fertilizer company Potash Corp. of Saskatchewan.

Looking at positive contributors to relative results, it was beneficial to hold a stake in electronic payment processor MasterCard, which benefited from greater regulatory clarity around the fees it was permitted to charge on transactions. A number of Health Care stocks contributed to performance, led by biotechnology firm Alexion Pharmaceuticals, pharmaceutical concern Allergan, and contract research firm Pharmaceutical Product Development, which was acquired during 2011. Cellular tower operator American Tower also did well thanks to growing demand for telecommunication infrastructure needed to support new, data-intensive smartphones and its pending conversion to a REIT. Other key contributors included Apple, clothier Limited Brands, and Monster-drink maker Hansen Natural.

During the period, the Portfolio used futures contracts to help maintain a fully invested position.

Portfolio Manager Outlook

We are cautiously optimistic on U.S. equities going forward, though we remain mindful of the risks to growth and the financial system from a potential worsening of the Europe sovereign debt crisis. We find it noteworthy that corporate earnings grew at a double-digit pace last year, while the market was essentially flat. As a result, stock valuations (price-to-earnings multiples) are more attractive to us than they were this time last year. In addition, we see signs that the economy appears to be improving, and interest rates remain very low by historical standards and relative to dividend yields on equities. To capitalize on these trends, we are likely to employ a “barbell” approach focusing on companies with exposure to cyclical growth trends—such as Industrial, Energy, and Materials firms—on the one hand, and high quality companies demonstrating strong free cash flow on the other hand. Nevertheless, we think investors should be prepared for a continuation of the volatile trading that characterized 2011 as global political and economic events unfold in 2012.

Growth Stock Portfolio	1

Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Growth Stock Portfolio	-1.30%	0.31%	1.87%
Russell 1000® Growth Index	2.64%	2.50%	2.60%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	-2.38%	0.96%	2.16%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments as a cash management strategy, to seek to enhance returns or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Apple, Inc.	7.5%
Google, Inc. - Class A	3.8%
Qualcomm, Inc.	2.5%
MasterCard, Inc. - Class A	2.4%
Oracle Corp.	2.2%
American Tower Corp. - Class A	2.2%
Starbucks Corp.	2.1%
Schlumberger, Ltd.	2.1%
Celgene Corp.	2.0%
Occidental Petroleum Corp.	1.9%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.2%)
*	Amazon.com, Inc.	50,350	8,716
	Coach, Inc.	94,600	5,774
	Comcast Corp. - Class A	274,300	6,504
*	Deckers Outdoor Corp.	35,800	2,705
*	Discovery Communications, Inc.	103,800	3,913
	The Home Depot, Inc.	109,200	4,591
	Johnson Controls, Inc.	139,200	4,351
*	Las Vegas Sands Corp.	131,900	5,636
	Limited Brands, Inc.	84,100	3,393
	McDonald’s Corp.	50,800	5,097
	NIKE, Inc. - Class B	31,600	3,045
*	O’Reilly Automotive, Inc.	48,600	3,886
*	Priceline.com, Inc.	10,200	4,771
	Starbucks Corp.	228,800	10,527

	Total		72,909

	Consumer Staples (8.1%)
	The Coca-Cola Co.	107,400	7,515
	Costco Wholesale Corp.	101,800	8,482
	CVS Caremark Corp.	120,529	4,915
	The Estee Lauder Cos., Inc. - Class A	47,600	5,347
*	Hansen Natural Corp.	36,100	3,326
	Mead Johnson Nutrition Co.	67,100	4,612
	Philip Morris International, Inc.	97,200	7,628

	Total		41,825

	Energy (7.8%)
	Anadarko Petroleum Corp.	81,900	6,251
	Apache Corp.	35,400	3,207
	Halliburton Co.	137,100	4,731
*	Oasis Petroleum, Inc.	89,200	2,595
	Occidental Petroleum Corp.	105,300	9,867
	Schlumberger, Ltd.	154,000	10,520
*	Weatherford International, Ltd.	193,000	2,825

	Total		39,996

	Financials (4.7%)
	American Express Co.	147,400	6,953
	The Goldman Sachs Group, Inc.	41,800	3,780
	Invesco, Ltd.	141,700	2,847
	JPMorgan Chase & Co.	125,000	4,156
	MetLife, Inc.	90,100	2,809
	Wells Fargo & Co.	137,500	3,790

	Total		24,335

	Health Care (10.4%)
*	Agilent Technologies, Inc.	123,900	4,328

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Alexion Pharmaceuticals, Inc.	98,200	7,021
	Allergan, Inc.	88,400	7,756
	AmerisourceBergen Corp.	154,100	5,731
*	Celgene Corp.	150,100	10,147
*	Cerner Corp.	56,200	3,442
	Covidien PLC	80,500	3,624
*	Intuitive Surgical, Inc.	11,700	5,417
	WellPoint, Inc.	88,300	5,850

	Total		53,316

	Industrials (10.1%)
	Caterpillar, Inc.	45,300	4,104
	Cummins, Inc.	40,800	3,591
	Danaher Corp.	164,750	7,750
	Dover Corp.	114,650	6,655
	FedEx Corp.	81,650	6,818
	Honeywell International, Inc.	133,500	7,256
	Pall Corp.	25,300	1,446
	Precision Castparts Corp.	36,700	6,048
	Union Pacific Corp.	79,900	8,465

	Total		52,133

	Information Technology (31.5%)
*	Apple, Inc.	95,600	38,718
	Avago Technologies, Ltd.	68,900	1,989
*	Baidu, Inc., ADR	45,300	5,276
	Broadcom Corp. - Class A	142,750	4,191
	Cisco Systems, Inc.	279,000	5,044
*	Citrix Systems, Inc.	65,700	3,989
*	Cognizant Technology Solutions Corp. - Class A	117,900	7,582
*	EMC Corp.	369,200	7,953
*	F5 Networks, Inc.	25,200	2,674
*	Freescale Semiconductor Holdings I, Ltd.	327,900	4,148
*	Google, Inc. - Class A	29,842	19,275
	International Business Machines Corp.	50,100	9,212
*	Juniper Networks, Inc.	115,300	2,353
	MasterCard, Inc. - Class A	33,000	12,303
	Microsoft Corp.	272,700	7,079
	Oracle Corp.	443,100	11,366
	Qualcomm, Inc.	237,700	13,002
*	Salesforce.com, Inc.	13,600	1,380
*	VMware, Inc. - Class A	50,400	4,193

	Total		161,727

	Materials (4.6%)
	Celanese Corp.	43,500	1,926
	CF Industries Holdings, Inc.	16,000	2,320
	Cliffs Natural Resources, Inc.	35,600	2,220

	Common Stocks (93.6%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Freeport-McMoRan Copper & Gold, Inc.	95,500	3,513
	LyondellBasell Industries NV - Class A	85,800	2,787
	Potash Corp. of Saskatchewan, Inc.	80,400	3,319
	Praxair, Inc.	68,300	7,301

	Total		23,386

	Telecommunication Services (2.2%)
	American Tower Corp. - Class A	186,300	11,180

	Total		11,180

	Total Common Stocks
	(Cost: $414,065)		480,807

	Short-Term Investments (6.4%)

	Consumer Products (1.0%)
	Unilever Capital Corp., 0.06%, 1/10/12	5,000,000	5,000

	Total		5,000

	Federal Government & Agencies (1.9%)
(b)	Federal Home Loan Bank, 0.01%, 3/7/12	750,000	750
	Federal Home Loan Bank, 0.01%, 3/21/12	5,000,000	5,000
	Federal Home Loan Bank, 0.02%, 3/28/12	500,000	500
	Federal Home Loan Bank, 0.02%, 3/30/12	4,200,000	4,200

	Total		10,450

	Food Processors (1.0%)
	Kellogg Co., 0.19%, 1/5/12	5,000,000	5,000

	Total		5,000

	Oil and Gas (1.0%)
	Devon Energy Corp., 0.33%, 1/12/12	5,000,000	4,999

	Total		4,999

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Growth Stock Portfolio

Short-Term Investments (6.4%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.5%)
Sheffield Receivables Corp., 0.35%, 1/26/12	7,500,000	7,498

Total		7,498

Total Short-Term Investments
(Cost: $32,947)		32,947

Total Investments (100.0%)
(Cost: $447,012)(a)		513,754

Other Assets, Less
Liabilities (0.0%)		253

Net Assets (100.0%)		514,007

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $448,498 and the net unrealized appreciation of investments based on that cost was $65,256 which is comprised of $84,443 aggregate gross unrealized appreciation and $19,187 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $15,328)	247	3/12	$140

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$480,807	$-	$-
Short-Term Investments	-	32,947	-
Other Financial Instruments^
Futures	140	-	-
Total	$480,947	$32,947	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

4	Growth Stock Portfolio

Focused Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$305 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. The Portfolio seeks to achieve its objective by employing a “bottom-up” approach. That is, Janus looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Although the Portfolio is diversified, it may hold larger positions in a smaller number of companies than more diversified funds. The Portfolio invests primarily in a core group of 20-40 common stocks.

Market Overview

Volatility and correlations remained near record levels as the markets traded around geopolitical and macroeconomic issues, including fears of a recession in Europe and a hard landing in China. While the U.S. recovery remains fragile, leading economic indicators and consumer confidence showed signs of improvement in the fourth quarter. Stocks strengthened late in the period on improving U.S. economic data and hopes for a resolution to Europe’s debt crisis.

Portfolio Results

The Focused Appreciation Portfolio returned (6.10%) for the twelve months ended December 31, 2011. By comparison, the Russell 1000® Growth Index returned 2.64%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio trailed the (2.38%) average return of its Large Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In providing attribution commentary on this Portfolio, it should be noted that the concentrated nature of the Portfolio can result in one holding, or a small number of holdings, producing a significant effect on the Portfolio’s relative results.

Information Technology stocks were one of the Portfolio’s weakest sectors versus the Index. Some large-and mega-cap names that the Portfolio did not hold were large outperformers in the Index, hurting relative performance.

The Portfolio’s Energy holdings underperformed, mainly due to weak relative performance in energy field services stocks, which declined amid concerns of overcapacity in the industry. The portfolio manager believed the companies were a natural beneficiary of increased drilling activity in North America. Because much of the world’s easy-to-extract oil had been found, exploration companies were tapping on-shore, horizontal shale formations for new production. The portfolio manager believed this would result in greater usage of services and equipment, creating a long-term opportunity.

In terms of leading individual detractors, it hurt to hold a stake in Ford Motor. The portfolio manager was encouraged by the fact that the firm cut capacity, lowered labor costs and improved profitability, and found the automaker’s improved financial position and potential to benefit from the ongoing recovery in auto sales attractive.

Another notable detractor was Ivanhoe Mines, an international mining company that was levered to copper prices, which fell during the period. The company had one of the largest new copper discoveries in close proximity to one of the largest customers of copper—China. The portfolio manager thought this uniquely positioned Ivanhoe to benefit from China’s growth.

On a positive note, stock selection in Industrials contributed to relative performance, as many Portfolio holdings had good pricing opportunities and competitive moats.

In terms of individual contributors to performance, it helped to hold a stake in Apple. Apple benefited from its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The portfolio manager found the company’s durable franchise, long-term growth prospects and demonstrated ability to do well in various economic environments attractive.

Another notable contributor was biotechnology firm Celgene. We believed the company’s multiple myeloma drug, Revlimid, had gained product momentum. We considered the drug to be early in its product cycle, making Celgene an attractive multi-year growth opportunity.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

Even if the macro environment weakens, we think companies in the Portfolio are well positioned to continue to execute on their strategies. We are finding businesses that are gaining share, improving margins, and strengthening their competitive moats. We believe this is likely to pay off in stronger earnings growth going forward, which we think the market is not recognizing in current valuations. Indeed, multiples look cheap to us, especially for the earnings growth and returns on capital we are seeing.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio

Investors seem to be anticipating a global slowdown or expect near-record margins to revert to the mean. We do not discount those concerns but think companies in the Portfolio have the potential to improve their competitive positions and returns. We think the longer the market ignores their strong fundamentals, the more opportunity we see in these mispriced, long duration growth companies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	Since Inception*
Focused Appreciation Portfolio	-6.10%	2.16%	8.07%
Russell 1000® Growth Index	2.64%	2.50%	6.21%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	-2.38%	0.96%	-
*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Apple, Inc.	9.1%
Celgene Corp.	7.2%
eBay, Inc.	6.0%
Medco Health Solutions, Inc.	5.3%
News Corp. - Class A	4.6%
Precision Castparts Corp.	4.4%
FANUC Corp., ADR	4.4%
Limited Brands, Inc.	4.3%
United Parcel Service, Inc. - Class B	3.8%
Microsoft Corp.	3.7%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (19.6%)
*	Amazon.com, Inc.	12,895	2,232
	Compagnie Financiere Richemont SA, ADR	1,291,100	6,481
*	Ford Motor Co.	673,695	7,249
	Limited Brands, Inc.	322,925	13,030
	Marriott International, Inc. - Class A	227,015	6,622
*	Marriott Vacations Worldwide Corp.	22,701	390
*	MGM Resorts International	493,644	5,149
	News Corp. - Class A	782,995	13,969
	NIKE, Inc. - Class B	50,120	4,830

	Total		59,952

	Energy (2.7%)
	Baker Hughes, Inc.	61,255	2,979
	Halliburton Co.	69,135	2,386
*	Southwestern Energy Co.	87,385	2,791

	Total		8,156

	Financials (3.0%)
	The Charles Schwab Corp.	458,194	5,159
	Prudential PLC, ADR	201,472	3,977

	Total		9,136

	Health Care (17.0%)
*	Celgene Corp.	325,420	21,998
*	Express Scripts, Inc.	178,800	7,991
*	Intuitive Surgical, Inc.	4,240	1,963
*	Medco Health Solutions, Inc.	287,652	16,080
*	Vertex Pharmaceuticals, Inc.	112,943	3,751

	Total		51,783

	Industrials (16.7%)
	C.H. Robinson Worldwide, Inc.	98,220	6,854
	FANUC Corp., ADR	524,540	13,271
	Iron Mountain, Inc.	182,945	5,635
	Precision Castparts Corp.	81,470	13,425
	United Parcel Service, Inc. - Class B	159,260	11,656

	Total		50,841

	Information Technology (26.5%)
	Amphenol Corp. - Class A	73,100	3,318
*	Apple, Inc.	68,254	27,643
*	eBay, Inc.	603,841	18,315
*	EMC Corp.	480,260	10,345
	Microsoft Corp.	431,165	11,193
	Oracle Corp.	301,410	7,731
	TE Connectivity, Ltd.	77,815	2,397

	Total		80,942

	Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

	Materials (3.5%)
*	Ivanhoe Mines, Ltd.	608,750	10,787

	Total		10,787

	Telecommunication Services (2.9%)
*	Crown Castle International Corp.	199,600	8,942

	Total		8,942

	Total Common Stocks
	(Cost: $250,625)		280,539

	Total Investments (91.9%)
	(Cost: $250,625)(a)		280,539

	Other Assets, Less
	Liabilities (8.1%)		24,581

	Net Assets (100.0%)		305,120

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Focused Appreciation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $250,892 and the net unrealized appreciation of investments based on that cost was $29,647 which is comprised of $50,795 aggregate gross unrealized appreciation and $21,148 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$280,539	$-	$-
Other Financial Instruments^	-	-	-
Total	$280,539	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

8	Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of large U.S. companies.	$377 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities of large capitalization companies that may include both “growth” and “value” stocks. In selecting investments, the Portfolio’s manager looks for companies with characteristics such as strong management teams, solid balance sheets, consistent earnings growth, sustainable cash flows and leading market shares in their industries. The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index (the “Index”). However, the manager’s economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the Index, reflecting the economic outlook.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited from overall economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—pushed stocks lower. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared.

In that environment, large cap stocks outperformed shares of mid and small sized companies, while large-cap growth beat large value, as measured by the relevant Russell Indices. Within the Index, returns varied widely by sector. Traditionally defensive Consumer Staples, Health Care, and Utilities shares performed best, while the more economically sensitive Industrials and Materials sectors experienced negative results. Worry about the impact of exposure to the European financial crisis caused Financials to perform worst in the Index.

Portfolio Results

The Portfolio returned (1.21%) for all of 2011. By comparison, the Index returned 2.11%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio performed in line with the (1.01%) average return of its Large Cap Core Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection within the Consumer Discretionary sector detracted most from relative performance. Positioning in the multiline retail, media, and hotels, restaurant, and leisure industry segments hurt most. The largest individual detractor was hotelier Marriott International, which suffered from disappointing corporate business and worries about slower economic growth.

Energy stocks were another source of weakness. The Portfolio focused on international drillers and services companies, believing that they would outperform companies with largely U.S.-based operations which faced growing regulatory challenges. But this thesis was complicated by rising supply growth which subsequently pressured margins and thus earnings were not as strong as anticipated. Weatherford International, Schlumberger, and Halliburton were examples of companies that fit this description.

In the Financials sector, the Portfolio owned what the portfolio manager considered higher quality companies, as defined by their management teams, asset quality, and capital ratios. Unfortunately, the market made little distinction among financial firms, which made up the poorest performing portion of the Index. The leading detractors within the sector were investment bank Goldman Sachs, insurance firm MetLife, and diversified financial services giant JPMorgan Chase.

Looking at positive contributors to relative results, it was beneficial to hold a stake in electronic payment processor MasterCard, which benefited from greater regulatory clarity around the fees it was permitted to charge on transactions. A number of Health Care stocks contributed to performance, led by pharmaceutical firms Bristol-Myers Squibb and Allergan, as well as contract research firm Pharmaceutical Product Development and biotech company Alexion Pharmaceuticals. Cellular tower operator American Tower also did well thanks to growing demand for telecommunication infrastructure needed to support new, data-intensive smartphones. Another notable contributor was American Water Works, a water utility that benefited from growing demand for clean drinking water and enjoyed both margin and multiple expansion.

During the period, the Portfolio used futures contracts to help maintain a fully invested position.

Portfolio Manager Outlook

We are cautiously optimistic about stocks going forward. Corporate America has generally made progress improving balance sheets and engaging in shareholder-friendly behavior, such as increasing dividend payouts and buying back shares. In addition, stocks in general offer attractive valuations by some historical measures and carry dividend yields that we find competitive with those offered by many bonds. But despite those positives, it’s important to remember that the market faces a number of risks—from potential crises in Europe and a potential slowdown by emerging market economies, among others—that mean we are likely to see a continuation of the volatile trading that characterized 2011.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	-1.21%	-0.72%	1.17%
S&P 500® Index	2.11%	-0.25%	2.92%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-1.01%	-1.17%	2.41%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments to seek to generate income or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Exxon Mobil Corp.	4.1%
Apple, Inc.	3.7%
Pfizer, Inc.	2.7%
Microsoft Corp.	2.4%
International Business Machines Corp.	2.3%
Chevron Corp.	2.2%
The Coca-Cola Co.	2.2%
Google, Inc. - Class A	2.1%
JPMorgan Chase & Co.	2.0%
Philip Morris International, Inc.	2.0%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

10	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (92.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (8.0%)
*	Amazon.com, Inc.	6,200	1,073
	Coach, Inc.	57,200	3,491
	Comcast Corp. - Class A	218,500	5,181
*	Discovery Communications, Inc.	40,300	1,519
	The Home Depot, Inc.	115,400	4,851
	Johnson Controls, Inc.	120,500	3,767
	Limited Brands, Inc.	50,000	2,018
	Marriott International, Inc. - Class A	89,500	2,611
	McDonald’s Corp.	56,700	5,689

	Total		30,200

	Consumer Staples (10.9%)
	Beam, Inc.	53,800	2,756
	Church & Dwight Co., Inc.	52,800	2,416
	The Coca-Cola Co.	116,800	8,173
	Colgate-Palmolive Co.	41,000	3,788
	Costco Wholesale Corp.	59,400	4,949
	CVS Caremark Corp.	101,422	4,136
	The Estee Lauder Cos., Inc. - Class A	30,000	3,370
*	Hansen Natural Corp.	8,500	783
	Mead Johnson Nutrition Co.	45,400	3,120
	Philip Morris International, Inc.	96,400	7,566

	Total		41,057

	Energy (12.6%)
	Anadarko Petroleum Corp.	66,600	5,083
	Apache Corp.	19,600	1,775
	Chevron Corp.	79,100	8,416
	Exxon Mobil Corp.	181,249	15,363
	Halliburton Co.	60,500	2,088
	Occidental Petroleum Corp.	72,400	6,784
	Schlumberger, Ltd.	93,100	6,360
*	Weatherford International, Ltd.	117,800	1,725

	Total		47,594

	Financials (10.6%)
	American Express Co.	86,700	4,090
	Citigroup, Inc.	83,580	2,199
	CME Group, Inc.	5,900	1,438
	The Goldman Sachs Group, Inc.	49,800	4,503
	Invesco, Ltd.	118,300	2,377
	JPMorgan Chase & Co.	230,796	7,674
	KeyCorp	147,800	1,136
	MetLife, Inc.	157,000	4,895
	PNC Financial Services Group, Inc.	42,430	2,447

	Common Stocks (92.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The Travelers Cos., Inc.	26,800	1,586
	Wells Fargo & Co.	273,600	7,540

	Total		39,885

	Health Care (12.3%)
*	Agilent Technologies, Inc.	67,900	2,372
*	Alexion Pharmaceuticals, Inc.	40,800	2,917
	Allergan, Inc.	45,700	4,010
	AmerisourceBergen Corp.	100,100	3,723
	Bristol-Myers Squibb Co.	157,700	5,557
*	Celgene Corp.	71,595	4,840
*	Cerner Corp.	29,600	1,813
	Covidien PLC	63,900	2,876
*	Intuitive Surgical, Inc.	3,000	1,389
	Pfizer, Inc.	475,800	10,296
	UnitedHealth Group, Inc.	84,600	4,288
	WellPoint, Inc.	33,300	2,206

	Total		46,287

	Industrials (9.1%)
	The Boeing Co.	41,000	3,007
	Caterpillar, Inc.	31,900	2,890
	Cummins, Inc.	28,700	2,526
	Danaher Corp.	89,859	4,227
	Dover Corp.	70,850	4,113
	FedEx Corp.	58,450	4,881
	Honeywell International, Inc.	99,050	5,383
	Pall Corp.	18,100	1,035
	Precision Castparts Corp.	11,800	1,945
	Union Pacific Corp.	41,800	4,428

	Total		34,435

	Information Technology (19.4%)
*	Apple, Inc.	34,800	14,094
	Avago Technologies, Ltd.	44,900	1,296
	Broadcom Corp. - Class A	68,300	2,005
	Cisco Systems, Inc.	292,600	5,290
*	Cognizant Technology Solutions Corp. - Class A	44,500	2,862
*	EMC Corp.	105,700	2,277
*	Freescale Semiconductor Holdings I, Ltd.	234,800	2,970
*	Google, Inc. - Class A	12,300	7,945
	International Business Machines Corp.	47,700	8,771
*	Juniper Networks, Inc.	136,900	2,794
	MasterCard, Inc. - Class A	12,300	4,586
	Microsoft Corp.	342,000	8,878
	Oracle Corp.	202,700	5,199
	Qualcomm, Inc.	77,100	4,217

	Total		73,184

	Common Stocks (92.3%)	Shares/ $ Par	Value $ (000’s)

	Materials (3.1%)
	Celanese Corp.	39,000	1,727
	Cliffs Natural Resources, Inc.	25,500	1,590
	LyondellBasell Industries NV - Class A	55,500	1,803
	Potash Corp. of Saskatchewan, Inc.	54,200	2,237
	Praxair, Inc.	40,100	4,287

	Total		11,644

	Telecommunication Services (3.8%)
	American Tower Corp. - Class A	122,400	7,345
	Verizon Communications, Inc.	91,500	3,671
	Vodafone Group PLC, ADR	118,900	3,333

	Total		14,349

	Utilities (2.5%)
	American Electric Power Co., Inc.	72,300	2,987
	American Water Works Co., Inc.	201,900	6,432

	Total		9,419

	Total Common Stocks
	(Cost: $311,687)		348,054

	Short-Term Investments (7.5%)

	Building Products (1.2%)
	Johnson Controls, Inc., 0.33%, 1/4/12	4,500,000	4,500

	Total		4,500

	Federal Government & Agencies (1.7%)
(b)	Federal Home Loan Bank, 0.01%, 3/7/12	1,500,000	1,500
	Federal Home Loan Bank, 0.02%, 3/30/12	4,900,000	4,899

	Total		6,399

	Food Processors (1.3%)
	Kellogg Co., 0.19%, 1/5/12	5,000,000	5,000

	Total		5,000

	Oil and Gas (1.3%)
	Devon Energy Corp., 0.37%, 1/10/12	5,000,000	5,000

	Total		5,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio	11

Large Cap Core Stock Portfolio

Short-Term Investments (7.5%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (2.0%)
Sheffield Receivables Corp., 0.35%, 1/26/12	7,500,000	7,498

Total		7,498

Total Short-Term Investments
(Cost: $28,397)		28,397

Total Investments (99.8%)
(Cost: $340,084)(a)		376,451

Other Assets, Less
Liabilities (0.2%)		618

Net Assets (100.0%)		377,069

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $340,663 and the net unrealized appreciation of investments based on that cost was $35,788 which is comprised of $51,359 aggregate gross unrealized appreciation and $15,571 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $16,428)	269	3/12	$417

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$348,054	$-	$-
Short-Term Investments	-	28,397	-
Other Financial Instruments^
Futures	417	-	-
Total	$348,471	$28,397	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

12	Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity and equity-related securities of large U.S. companies.	$69 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Capital Guardian Trust Company (“Capital Guardian”) to act as sub-adviser for the Portfolio. In selecting investments to meet the Portfolio’s objective, Capital Guardian looks across industry sectors, seeking quality companies at attractive prices. In keeping with Capital Guardian’s bottom-up philosophy, the weighting for any given sector reflects the portfolio managers’ assessments and outlooks for individual companies within that sector.

Market Overview

U.S. stocks started the year extending the rally that began in mid-2010, powered by robust corporate earnings and some signs of improvement in the domestic economy. But a confluence of events put pressure on stocks globally beginning in April, and the S&P 500® Index (the “Index”) registered five straight months of losses amid heightened volatility. A strong surge in October pushed the Index back into positive territory on a year-to-date basis.

Defensive areas provided the best results. Utilities led, while Consumer Staples and Health Care also had double-digit returns. Information Technology and Telecommunication Services were flat. Results were mixed within Consumer Discretionary, with auto-related stocks seeing large declines as production was hampered by supply chain bottlenecks. However, luxury goods makers gained as consumers stepped up purchases of branded high-end items. The Financials sector lost almost 17%, hurt by investor worries about banks’ potential exposure to European sovereign debt, litigation and regulatory developments.

Portfolio Results

The Portfolio returned (2.29%) for the twelve months ended December 31, 2011. By comparison, the Index returned 2.11%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.). The Portfolio trailed the (1.01%) average return of its Large Cap Core Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s emphasis on oil services and equipment companies within the Energy sector weighed on results, with shares of Weatherford International, Halliburton, and Schlumberger declining. The investment in Canadian natural gas producer Encana also dragged on Portfolio returns as North American gas prices sank. Several of the Portfolio’s investments in the Information Technology sector detracted, including Juniper Networks, Nintendo, and Broadcom. Network infrastructure group Juniper Networks detracted from performance after the company’s CEO warned that Japanese supply issues and cutbacks in government spending could hurt results. Nintendo fell as it reported a second consecutive decline in annual profits and sales of its new 3DS handheld gaming system came in below target. The Portfolio’s position in Nintendo was eliminated over the course of the year.

Having fewer investments in the Consumer Staples sector hurt relative performance as the sector was one of the best performing sectors in the Index. A stake in cosmetics marketer Avon Products was a significant detractor after the company revealed falling sales in key markets, including Brazil, China, and the U.S. Multiple investigations in the company by the Securities and Exchange Commission further sapped investor confidence in Avon.

In terms of contributions to relative performance, pharmaceutical firm Pharmasset was the largest individual contributor to Portfolio returns, as its share price increased nearly five-fold over 2011. Pharmasset, which is developing potentially significant treatments for hepatitis C, agreed to be purchased by Gilead Sciences for $11 billion in November. Investments in Shire, Cerner, and Allergan also supported results within the Health Care sector.

The Portfolio’s underweight to Financials also contributed to relative results, as the sector continued to be pressured by the European debt crisis, litigation and a stricter regulatory environment. However, there were notable detractors in the sector, including the Portfolio’s holdings in investment bank Goldman Sachs and broker Charles Schwab.

Within Telecommunication Services, the Portfolio’s investment in communications tower operator American Tower bolstered results as it benefited from the wireless industry’s transition to 4G technology and made progress in its planned conversion to a REIT (real estate investment trust).

Portfolio Manager Outlook

The following forward looking comments are the opinion of Capital Guardian, the Portfolio’s sub-adviser.

The Portfolio’s positioning continues to reflect a degree of optimism regarding prospects for economic growth in the U.S. and emerging markets, from which many companies derive a large part of their revenues. Recent gains in consumer confidence bode well for a pickup in consumer spending, which represents two-thirds of the U.S. economy. The Portfolio has significant investments in Energy, with an emphasis on equipment and services stocks, and metals and mining companies within the Materials sector, on the view that both areas will be helped by demand growth as well as supply constraints. Within Consumer Discretionary, managers have invested in select media companies as well as multiline and specialty retailers. In the Consumer Staples area, the focus remains on tobacco companies and personal care products manufacturers. Mobile computing and the Internet also remain important themes reflected in the Portfolio’s Information Technology holdings.

Large Cap Blend Portfolio	13

Large Cap Blend Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Large Cap Blend Portfolio	-2.29%	-4.80%
S&P 500® Index	2.11%	-1.32%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-1.01%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Google, Inc. - Class A	2.9%
Pharmasset, Inc.	2.6%
Philip Morris International, Inc.	2.6%
Comcast Corp. - Class A	2.3%
Halliburton Co.	2.2%
Schlumberger, Ltd.	2.2%
American Tower Corp. - Class A	2.1%
Visa, Inc. - Class A	2.1%
Royal Dutch Shell PLC - Class A, ADR	1.8%
Allegheny Technologies, Inc.	1.7%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

14	Large Cap Blend Portfolio

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (15.2%)
*	Aeropostale, Inc.	12,000	183
	Carnival Corp.	25,900	845
	CBS Corp. - Class B	23,200	630
	Coach, Inc.	4,800	293
	Comcast Corp. - Class A	68,300	1,619
*	DreamWorks Animation SKG, Inc. - Class A	15,400	256
	Gannett Co., Inc.	64,000	856
	The Home Depot, Inc.	23,300	980
	Lowe’s Cos., Inc.	13,000	330
*	Michael Kors Holdings, Ltd.	7,200	196
	NIKE, Inc. - Class B	2,500	241
*	NVR, Inc.	800	549
	Scripps Networks Interactive - Class A	6,000	254
	Signet Jewelers, Ltd.	15,700	690
	Target Corp.	13,100	671
	Tiffany & Co.	10,500	696
	Time Warner Cable, Inc.	7,543	479
*	Urban Outfitters, Inc.	24,200	667
	Viacom, Inc. - Class B	1,800	82

	Total		10,517

	Consumer Staples (4.4%)
	Altria Group, Inc.	7,100	210
	Avon Products, Inc.	16,000	279
	Costco Wholesale Corp.	1,400	117
	Kraft Foods, Inc. - Class A	8,700	325
	PepsiCo, Inc.	5,300	352
	Philip Morris International, Inc.	22,500	1,766

	Total		3,049

	Energy (16.1%)
	Anadarko Petroleum Corp.	8,200	626
	Baker Hughes, Inc.	7,100	345
	Cenovus Energy, Inc.	25,300	840
	Chevron Corp.	6,300	670
*	Cobalt International Energy, Inc.	13,500	210
*	Dril-Quip, Inc.	4,600	303
	Encana Corp.	18,800	348
	Halliburton Co.	44,500	1,536
	Noble Energy, Inc.	12,500	1,180
	Royal Dutch Shell PLC - Class A, ADR	17,400	1,272
	Royal Dutch Shell PLC - Class B, ADR	1,700	129
	Schlumberger, Ltd.	22,200	1,517
	TransCanada Corp.	21,800	952
	Transocean, Ltd.	1,700	65
*	Weatherford International, Ltd.	77,200	1,130

	Total		11,123

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Financials (10.5%)
	ACE, Ltd.	11,100	778
	Aflac, Inc.	13,000	562
	The Allstate Corp.	38,700	1,061
	Aon Corp.	7,200	337
	BB&T Corp.	21,100	531
*	Berkshire Hathaway, Inc. - Class A	1	115
*	Berkshire Hathaway, Inc. - Class B	4,100	313
	The Charles Schwab Corp.	72,700	819
	The Goldman Sachs Group, Inc.	12,600	1,139
	JPMorgan Chase & Co.	15,900	529
	Marsh & McLennan Cos., Inc.	6,300	199
	NYSE Euronext	3,800	99
	The Progressive Corp.	21,400	418
	Ventas, Inc.	5,100	281
	Wells Fargo & Co.	4,300	118

	Total		7,299

	Health Care (11.0%)
	Allergan, Inc.	9,100	798
*	AMERIGROUP Corp.	14,700	869
*	Boston Scientific Corp.	79,100	422
	Bristol-Myers Squibb Co.	9,400	331
*	Centene Corp.	5,300	210
*	Cerner Corp.	10,600	649
*	Express Scripts, Inc.	14,700	657
*	Mettler-Toledo International, Inc.	800	118
*	Pharmasset, Inc.	13,800	1,769
*	Seattle Genetics, Inc.	33,200	555
	Shire PLC, ADR	10,200	1,060
	Universal Health Services, Inc. - Class B	3,900	152

	Total		7,590

	Industrials (8.3%)
	The Boeing Co.	3,400	249
	Caterpillar, Inc.	5,600	507
	Danaher Corp.	13,900	654
	Emerson Electric Co.	10,100	471
	FedEx Corp.	3,200	267
	General Electric Co.	25,400	455
	Illinois Tool Works, Inc.	5,300	248
	Iron Mountain, Inc.	16,400	505
*	Jacobs Engineering Group, Inc.	8,900	361
*	Nielsen Holdings N.V.	2,400	71
	Norfolk Southern Corp.	8,600	627
	Republic Services, Inc.	25,200	694
	Stanley Black & Decker, Inc.	1,500	102

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	United Technologies Corp.	7,800	570

	Total		5,781

	Information Technology (18.9%)
	Accenture PLC - Class A	10,000	532
*	Apple, Inc.	2,760	1,118
	Broadcom Corp. - Class A	33,900	995
*	First Solar, Inc.	7,100	240
*	Flextronics International, Ltd.	75,700	428
*	Freescale Semiconductor Holdings I, Ltd.	14,900	188
*	Google, Inc. - Class A	3,070	1,983
	Hewlett-Packard Co.	8,600	222
	International Business Machines Corp.	2,900	533
	Jabil Circuit, Inc.	9,900	195
	Jack Henry & Associates, Inc.	14,800	497
*	Juniper Networks, Inc.	38,400	784
	KLA-Tencor Corp.	14,600	704
	MasterCard, Inc. - Class A	900	336
	Maxim Integrated Products, Inc.	12,800	333
	Microchip Technology, Inc.	4,600	169
	Microsoft Corp.	19,800	514
	Oracle Corp.	36,600	939
	Qualcomm, Inc.	13,800	755
	TE Connectivity, Ltd.	7,200	222
	Visa, Inc. - Class A	14,000	1,421

	Total		13,108

	Materials (6.2%)
	Air Products and Chemicals, Inc.	6,600	562
	Allegheny Technologies, Inc.	25,000	1,195
	Barrick Gold Corp.	11,600	525
	Cliffs Natural Resources, Inc.	6,000	374
	FMC Corp.	1,200	103
	Freeport-McMoRan Copper & Gold, Inc.	3,600	133
	LyondellBasell Industries NV - Class A	11,200	364
	Monsanto Co.	11,000	771
	Nucor Corp.	6,100	241

	Total		4,268

	Telecommunication Services (2.8%)
	American Tower Corp. - Class A	24,300	1,458
	CenturyLink, Inc.	13,600	506

	Total		1,964

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio	15

Large Cap Blend Portfolio

Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

Utilities (0.9%)
Edison International	4,800	199
PG&E Corp.	8,700	359
PPL Corp.	2,500	73

Total		631

Total Common Stocks
(Cost: $58,803)		65,330

Short-Term Investments (5.6%)

Federal Government & Agencies (5.6%)
Federal Home Loan Bank, 0.01%, 2/29/12	2,700,000	2,700
Federal Home Loan Bank, 0.01%, 3/7/12	1,200,000	1,200

Total Short-Term Investments
(Cost: $3,900)		3,900

Total Investments (99.9%)
(Cost: $62,703)(a)		69,230

Other Assets, Less
Liabilities (0.1%)		38

Net Assets (100.0%)		69,268

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $62,746 and the net unrealized appreciation of investments based on that cost was $6,484 which is comprised of $10,219 aggregate gross unrealized appreciation and $3,735 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$65,330	$-	$-
Short-Term Investments	-	3,900	-
Other Financial Instruments^	-	-	-
Total	$65,330	$3,900	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

16	Large Cap Blend Portfolio

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks included in the S&P 500® Index in approximately the same proportion as each stock’s weighting in the Index.	$1.6 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The S&P 500® Index (the “Index”) is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and swap agreements to help achieve full replication.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited overall from modest economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—caused stocks to stumble badly. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared. In that environment, large cap stocks outperformed shares of mid and small sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 2.11%, (1.73%), and 1.02%, respectively.

Within the S&P 500® Index, the traditionally defensive Consumer Staples, Health Care, and Utilities sectors performed best, each producing double-digit gains. These shares were attractive in a year when investors sought to avoid stocks of companies with exposure to the global economic slowdown and growing crisis in Europe. In addition, in a volatile, low return environment, these shares were attractive for their comparatively lower valuations and higher dividend yields. It was a similar story for Telecommunication Services, another traditionally value-oriented sector that outperformed the Index as a whole.

Consumer Discretionary stocks also managed to outperform the broader Index. Performance varied widely within the sector, however, as auto-related industries had sharply negative returns, while hotels, restaurants and leisure shares, among other industries, did very well. The Energy sector also managed to produce returns better than those of the Index as a whole, though it was a bumpy ride as rebounding energy prices ultimately won out over worry about exposure to slowing global growth. Information Technology stocks performed about in line with the Index, reflecting the very poor performance of communications equipment and software companies, on the one hand, and IT services and computer and peripherals companies, on the other hand. The traditionally more economically sensitive Materials and Industrials sectors had negative results for the year, weighed down by worry about exposure to the slowing global economy. Financial shares performed worst because of worry about their exposure to the European financial crisis.

Portfolio Results

The Index 500 Stock Portfolio had a total return of 1.95% for the twelve months ended December 31, 2011. That was in line with the Index, which returned 2.11%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, S&P 500 Index Objective Funds, was 1.71%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make changes in the Portfolio’s holdings as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2011, twenty companies were added to the Index, with a like number eliminated during the year. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

Portfolio Manager Outlook

We are cautiously optimistic about stocks going forward. Corporate America has generally made progress improving balance sheets and engaging in shareholder-friendly behavior, such as increasing dividend payouts and buying back shares. Nevertheless, the market faces a number of risks—from potential crises in Europe and a potential slowdown by emerging market economies, among others—that mean we are likely to see a continuation of the volatile trading that characterized 2011.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	1.95%	-0.32%	2.82%
S&P 500® Index	2.11%	-0.25%	2.92%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	1.71%	-0.67%	2.58%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments such as S&P 500® Index stock futures and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Exxon Mobil Corp.	3.5%
Apple, Inc.	3.3%
International Business Machines Corp.	1.9%
Chevron Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.6%
The Procter & Gamble Co.	1.6%
AT&T, Inc.	1.6%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.4%

Sector Allocation 12/31/11

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.5%)
	Abercrombie & Fitch Co. - Class A	11,600	567
*	Amazon.com, Inc.	49,200	8,517
*	Apollo Group, Inc. - Class A	15,700	846
*	AutoNation, Inc.	6,429	237
*	AutoZone, Inc.	3,825	1,243
*	Bed Bath & Beyond, Inc.	32,500	1,884
	Best Buy Co., Inc.	39,675	927
*	Big Lots, Inc.	8,900	336
*	BorgWarner, Inc.	14,800	943
	Cablevision Systems Corp. - Class A	29,900	425
*	CarMax, Inc.	30,600	933
	Carnival Corp.	61,209	1,998
	CBS Corp. - Class B	88,524	2,403
*	Chipotle Mexican Grill, Inc.	4,200	1,418
	Coach, Inc.	39,500	2,411
	Comcast Corp. - Class A	368,705	8,742
	D.R. Horton, Inc.	37,600	474
	Darden Restaurants, Inc.	17,850	814
	DeVry, Inc.	8,200	315
*	DIRECTV - Class A	95,500	4,084
*	Discovery Communications, Inc. - Class A	35,800	1,467
*	Dollar Tree, Inc.	16,100	1,338
	Expedia, Inc.	12,850	373
	Family Dollar Stores, Inc.	15,900	917
*	Ford Motor Co.	514,165	5,532
*	GameStop Corp. - Class A	18,700	451
	Gannett Co., Inc.	32,250	431
	The Gap, Inc.	46,975	871
	Genuine Parts Co.	21,100	1,291
*	The Goodyear Tire & Rubber Co.	33,100	469
	H&R Block, Inc.	39,600	647
	Harley-Davidson, Inc.	31,400	1,221
	Harman International Industries, Inc.	9,500	361
	Hasbro, Inc.	15,725	501
	The Home Depot, Inc.	208,600	8,770
	International Game Technology	40,300	693
	The Interpublic Group of Cos., Inc.	62,400	607
	J.C. Penney Co., Inc.	19,350	680
	Johnson Controls, Inc.	92,100	2,879
	Kohl’s Corp.	34,267	1,691
	Leggett & Platt, Inc.	18,833	434
	Lennar Corp. - Class A	21,800	428
	Limited Brands, Inc.	33,287	1,343
	Lowe’s Cos., Inc.	169,500	4,302
	Macy’s, Inc.	56,846	1,829

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Marriott International, Inc. - Class A	36,256	1,058
	Mattel, Inc.	45,788	1,271
	McDonald’s Corp.	138,478	13,893
	The McGraw-Hill Cos., Inc.	39,720	1,786
*	NetFlix, Inc.	7,500	520
	Newell Rubbermaid, Inc.	39,192	633
	News Corp. - Class A	296,700	5,293
	NIKE, Inc. - Class B	50,200	4,838
	Nordstrom, Inc.	21,934	1,090
	Omnicom Group, Inc.	37,300	1,663
*	Orchard Supply Hardware Stores Corp. - Class A	233	6
*	O’Reilly Automotive, Inc.	17,400	1,391
*	Priceline.com, Inc.	6,700	3,134
*	PulteGroup, Inc.	45,535	287
	Ralph Lauren Corp.	8,700	1,201
	Ross Stores, Inc.	31,300	1,488
	Scripps Networks Interactive - Class A	13,200	560
*	Sears Holdings Corp.	5,180	165
	Staples, Inc.	94,650	1,315
	Starbucks Corp.	100,900	4,642
	Starwood Hotels & Resorts Worldwide, Inc.	26,000	1,247
	Target Corp.	90,857	4,654
	Tiffany & Co.	17,167	1,137
	Time Warner Cable, Inc.	43,192	2,746
	Time Warner, Inc.	135,433	4,895
	The TJX Cos., Inc.	51,000	3,292
*	TripAdvisor, Inc.	12,850	324
*	Urban Outfitters, Inc.	15,000	413
	VF Corp.	11,757	1,493
	Viacom, Inc. - Class B	74,724	3,393
	The Walt Disney Co.	243,057	9,115
	The Washington Post Co. - Class B	700	264
	Whirlpool Corp.	10,344	491
	Wyndham Worldwide Corp.	20,686	783
	Wynn Resorts, Ltd.	10,700	1,182
	Yum! Brands, Inc.	62,360	3,680

	Total		164,386

	Consumer Staples (11.3%)
	Altria Group, Inc.	278,222	8,249
	Archer-Daniels-Midland Co.	90,403	2,585
	Avon Products, Inc.	58,300	1,018
	Beam, Inc.	21,067	1,079
	Brown-Forman Corp. - Class B	13,622	1,097
	Campbell Soup Co.	24,222	805
	The Clorox Co.	17,850	1,188

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	The Coca-Cola Co.	307,375	21,507
	Coca-Cola Enterprises, Inc.	42,200	1,088
	Colgate-Palmolive Co.	65,522	6,054
	ConAgra Foods, Inc.	56,067	1,480
*	Constellation Brands, Inc. - Class A	23,600	488
	Costco Wholesale Corp.	58,664	4,888
	CVS Caremark Corp.	176,161	7,184
*	Dean Foods Co.	24,900	279
	Dr. Pepper Snapple Group, Inc.	29,000	1,145
	The Estee Lauder Cos., Inc. - Class A	15,100	1,696
	General Mills, Inc.	87,034	3,517
	H.J. Heinz Co.	43,317	2,341
	The Hershey Co.	20,700	1,279
	Hormel Foods Corp.	18,700	548
	The J.M. Smucker Co.	15,400	1,204
	Kellogg Co.	33,557	1,697
	Kimberly-Clark Corp.	53,356	3,925
	Kraft Foods, Inc. - Class A	239,096	8,933
	The Kroger Co.	80,805	1,957
	Lorillard, Inc.	18,246	2,080
	McCormick & Co., Inc.	18,000	908
	Mead Johnson Nutrition Co.	27,531	1,892
	Molson Coors Brewing Co. - Class B	21,300	927
	PepsiCo, Inc.	211,525	14,035
	Philip Morris International, Inc.	235,022	18,444
	The Procter & Gamble Co.	372,264	24,834
	Reynolds American, Inc.	45,700	1,893
	Safeway, Inc.	46,000	968
	Sara Lee Corp.	79,935	1,512
	SUPERVALU, INC.	28,670	233
	Sysco Corp.	79,825	2,341
	Tyson Foods, Inc. - Class A	39,500	815
	Walgreen Co.	120,346	3,979
	Wal-Mart Stores, Inc.	236,300	14,121
	Whole Foods Market, Inc.	21,600	1,503

	Total		177,716

	Energy (12.1%)
*	Alpha Natural Resources, Inc.	29,755	608
	Anadarko Petroleum Corp.	67,424	5,147
	Apache Corp.	51,946	4,705
	Baker Hughes, Inc.	59,064	2,873
	Cabot Oil & Gas Corp.	14,100	1,070

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Cameron International Corp.	33,200	1,633
	Chesapeake Energy Corp.	89,200	1,988
	Chevron Corp.	269,514	28,676
	ConocoPhillips	179,638	13,090
	CONSOL Energy, Inc.	30,700	1,127
*	Denbury Resources, Inc.	53,800	812
	Devon Energy Corp.	54,700	3,391
	Diamond Offshore Drilling, Inc.	9,400	519
	El Paso Corp.	104,371	2,773
	EOG Resources, Inc.	36,420	3,588
	EQT Corp.	20,200	1,107
	Exxon Mobil Corp.	648,601	54,975
*	FMC Technologies, Inc.	32,200	1,682
	Halliburton Co.	124,538	4,298
	Helmerich & Payne, Inc.	14,500	846
	Hess Corp.	40,300	2,289
	Marathon Oil Corp.	95,266	2,788
	Marathon Petroleum Corp.	48,233	1,606
	Murphy Oil Corp.	26,200	1,460
*	Nabors Industries, Ltd.	38,900	675
	National-Oilwell Varco, Inc.	57,400	3,903
*	Newfield Exploration Co.	17,900	675
	Noble Corp.	34,200	1,034
	Noble Energy, Inc.	23,800	2,247
	Occidental Petroleum Corp.	109,840	10,292
	Peabody Energy Corp.	36,700	1,215
	Pioneer Natural Resources Co.	16,600	1,485
	QEP Resources, Inc.	23,900	700
	Range Resources Corp.	21,200	1,313
*	Rowan Cos., Inc.	16,950	514
	Schlumberger, Ltd.	181,584	12,404
*	Southwestern Energy Co.	47,000	1,501
	Spectra Energy Corp.	88,036	2,707
	Sunoco, Inc.	14,400	591
*	Tesoro Corp.	19,200	449
	Valero Energy Corp.	75,700	1,594
	The Williams Companies, Inc.	79,800	2,635

	Total		188,985

	Financials (13.2%)
	ACE, Ltd.	45,600	3,197
	Aflac, Inc.	63,150	2,732
	The Allstate Corp.	68,428	1,876
	American Express Co.	136,775	6,452
*	American International Group, Inc.	59,091	1,371
	Ameriprise Financial, Inc.	30,655	1,522
	Aon Corp.	43,700	2,045
	Apartment Investment & Management Co. - Class A	16,356	375
	Assurant, Inc.	12,500	513

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	AvalonBay Communities, Inc.	12,873	1,681
	Bank of America Corp.	1,371,496	7,625
	The Bank of New York Mellon Corp.	164,063	3,266
	BB&T Corp.	94,300	2,373
*	Berkshire Hathaway, Inc. - Class B	237,866	18,149
	BlackRock, Inc.	13,600	2,424
	Boston Properties, Inc.	20,000	1,992
	Capital One Financial Corp.	62,229	2,632
*	CBRE Group, Inc.	43,900	668
	The Charles Schwab Corp.	146,111	1,645
	The Chubb Corp.	37,600	2,603
	Cincinnati Financial Corp.	21,975	669
	Citigroup, Inc.	395,664	10,410
	CME Group, Inc.	9,000	2,193
	Comerica, Inc.	26,850	693
	Discover Financial Services	74,356	1,785
*	E*TRADE Financial Corp.	34,360	273
	Equity Residential	40,100	2,287
	Federated Investors, Inc. - Class B	12,500	189
	Fifth Third Bancorp	124,434	1,583
	First Horizon National Corp.	35,666	285
	Franklin Resources, Inc.	19,650	1,888
*	Genworth Financial, Inc. - Class A	66,400	435
	The Goldman Sachs Group, Inc.	66,600	6,023
	The Hartford Financial Services Group, Inc.	60,350	981
	HCP, Inc.	55,200	2,287
	Health Care REIT, Inc.	25,700	1,401
	Host Hotels & Resorts, Inc.	95,594	1,412
	Hudson City Bancorp, Inc.	71,400	446
	Huntington Bancshares, Inc.	116,942	642
*	IntercontinentalExchange, Inc.	9,800	1,181
	Invesco, Ltd.	61,000	1,225
	JPMorgan Chase & Co.	514,129	17,095
	KeyCorp	128,975	992
	Kimco Realty Corp.	55,100	895
	Legg Mason, Inc.	16,800	404
	Leucadia National Corp.	26,800	609
	Lincoln National Corp.	40,830	793
	Loews Corp.	41,321	1,556
	M&T Bank Corp.	17,000	1,298
	Marsh & McLennan Cos., Inc.	72,780	2,301
	MetLife, Inc.	143,074	4,461

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Moody’s Corp.	26,450	891
	Morgan Stanley	200,813	3,038
*	The NASDAQ OMX Group, Inc.	17,300	424
	Northern Trust Corp.	32,650	1,295
	NYSE Euronext	35,500	927
	People’s United Financial, Inc.	48,800	627
	Plum Creek Timber Co., Inc.	21,800	797
	PNC Financial Services Group, Inc.	71,189	4,105
	Principal Financial Group, Inc.	41,300	1,016
	The Progressive Corp.	83,400	1,627
	Prologis, Inc.	61,997	1,772
	Prudential Financial, Inc.	63,900	3,203
	Public Storage	19,200	2,582
	Regions Financial Corp.	170,390	733
	Simon Property Group, Inc.	39,736	5,124
	SLM Corp.	68,842	922
	State Street Corp.	66,600	2,685
	SunTrust Banks, Inc.	72,633	1,286
	T. Rowe Price Group, Inc.	34,200	1,948
	Torchmark Corp.	13,775	598
	The Travelers Cos., Inc.	55,810	3,302
	U.S. Bancorp	258,221	6,985
	Unum Group	39,531	833
	Ventas, Inc.	39,000	2,150
	Vornado Realty Trust	24,974	1,919
	Wells Fargo & Co.	713,531	19,665
	Weyerhaeuser Co.	72,553	1,355
	XL Group PLC	43,400	858
	Zions Bancorporation	24,900	405

	Total		206,905

	Health Care (11.6%)
	Abbott Laboratories	210,750	11,850
	Aetna, Inc.	49,008	2,068
*	Agilent Technologies, Inc.	46,937	1,640
	Allergan, Inc.	41,234	3,618
	AmerisourceBergen Corp.	35,000	1,302
	Amgen, Inc.	107,343	6,892
	Baxter International, Inc.	76,300	3,775
	Becton, Dickinson and Co.	29,050	2,171
*	Biogen Idec, Inc.	32,890	3,620
*	Boston Scientific Corp.	200,422	1,070
	Bristol-Myers Squibb Co.	229,313	8,081
	C.R. Bard, Inc.	11,600	992
	Cardinal Health, Inc.	46,725	1,898
*	CareFusion Corp.	30,412	773
*	Celgene Corp.	60,100	4,063
*	Cerner Corp.	19,700	1,207
	CIGNA Corp.	38,587	1,621

The Accompanying Notes are an Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Coventry Health Care, Inc.	19,500	592
	Covidien PLC	65,300	2,939
*	DaVita, Inc.	12,700	963
	DENTSPLY International, Inc.	19,200	672
*	Edwards Lifesciences Corp.	15,400	1,089
	Eli Lilly and Co.	137,906	5,731
*	Express Scripts, Inc.	65,800	2,941
*	Forest Laboratories, Inc.	36,166	1,094
*	Gilead Sciences, Inc.	101,600	4,158
*	Hospira, Inc.	22,265	676
	Humana, Inc.	22,100	1,936
*	Intuitive Surgical, Inc.	5,300	2,454
	Johnson & Johnson	369,537	24,234
*	Laboratory Corp. of America Holdings	13,400	1,152
*	Life Technologies Corp.	24,080	937
	McKesson Corp.	33,205	2,587
*	Medco Health Solutions, Inc.	52,344	2,926
	Medtronic, Inc.	142,800	5,462
	Merck & Co., Inc.	412,383	15,547
*	Mylan, Inc.	57,700	1,238
	Patterson Cos., Inc.	12,700	375
	PerkinElmer, Inc.	15,300	306
	Perrigo Co.	12,600	1,226
	Pfizer, Inc.	1,040,192	22,510
	Quest Diagnostics, Inc.	21,300	1,237
	St. Jude Medical, Inc.	43,200	1,482
	Stryker Corp.	44,000	2,187
*	Tenet Healthcare Corp.	58,750	301
*	Thermo Fisher Scientific, Inc.	51,200	2,302
	UnitedHealth Group, Inc.	144,244	7,310
*	Varian Medical Systems, Inc.	15,200	1,020
*	Waters Corp.	12,100	896
*	Watson Pharmaceuticals, Inc.	17,200	1,038
	WellPoint, Inc.	47,100	3,120
*	Zimmer Holdings, Inc.	24,237	1,295

	Total		182,574

	Industrials (10.5%)
	3M Co.	94,876	7,754
	Avery Dennison Corp.	14,250	409
	The Boeing Co.	100,576	7,377
	C.H. Robinson Worldwide, Inc.	22,200	1,549
	Caterpillar, Inc.	87,476	7,925
	Cintas Corp.	14,933	520
	Cooper Industries PLC	21,400	1,159
	CSX Corp.	142,100	2,993
	Cummins, Inc.	26,100	2,297
	Danaher Corp.	77,100	3,627
	Deere & Co.	56,020	4,333
	Dover Corp.	25,067	1,455

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	The Dun & Bradstreet Corp.	6,600	494
	Eaton Corp.	45,200	1,968
	Emerson Electric Co.	99,600	4,640
	Equifax, Inc.	16,400	635
	Expeditors International of Washington, Inc.	28,700	1,176
	Fastenal Co.	39,900	1,740
	FedEx Corp.	42,920	3,584
	Flowserve Corp.	7,500	745
	Fluor Corp.	23,000	1,156
	General Dynamics Corp.	48,200	3,201
	General Electric Co.	1,428,506	25,585
	Goodrich Corp.	16,900	2,091
	Honeywell International, Inc.	104,650	5,688
	Illinois Tool Works, Inc.	65,400	3,055
	Ingersoll-Rand PLC	42,200	1,286
	Iron Mountain, Inc.	25,100	773
*	Jacobs Engineering Group, Inc.	17,300	702
	Joy Global, Inc.	14,200	1,065
	L-3 Communications Holdings, Inc.	13,500	900
	Lockheed Martin Corp.	35,908	2,905
	Masco Corp.	48,400	507
	Norfolk Southern Corp.	45,457	3,312
	Northrop Grumman Corp.	35,320	2,066
	PACCAR, Inc.	48,515	1,818
	Pall Corp.	15,550	889
	Parker Hannifin Corp.	20,412	1,556
	Pitney Bowes, Inc.	27,037	501
	Precision Castparts Corp.	19,500	3,213
*	Quanta Services, Inc.	28,400	612
	R.R. Donnelley & Sons Co.	25,434	367
	Raytheon Co.	46,800	2,264
	Republic Services, Inc.	42,607	1,174
	Robert Half International, Inc.	19,340	550
	Rockwell Automation, Inc.	19,250	1,412
	Rockwell Collins, Inc.	20,450	1,132
	Roper Industries, Inc.	13,100	1,138
	Ryder System, Inc.	6,900	367
	Snap-on, Inc.	7,917	401
	Southwest Airlines Co.	105,367	902
	Stanley Black & Decker, Inc.	22,842	1,544
*	Stericycle, Inc.	11,500	896
	Textron, Inc.	37,600	695
	Tyco International, Ltd.	62,500	2,919
	Union Pacific Corp.	65,320	6,920
	United Parcel Service, Inc. - Class B	130,600	9,559
	United Technologies Corp.	122,634	8,963
	W.W. Grainger, Inc.	8,200	1,535
	Waste Management, Inc.	62,285	2,037

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Xylem, Inc.	25,000	642

	Total		164,678

	Information Technology (18.7%)
	Accenture PLC - Class A	86,700	4,615
*	Adobe Systems, Inc.	66,450	1,879
*	Advanced Micro Devices, Inc.	79,200	428
*	Akamai Technologies, Inc.	24,300	784
	Altera Corp.	43,411	1,611
	Amphenol Corp. - Class A	22,400	1,017
	Analog Devices, Inc.	40,357	1,444
*	Apple, Inc.	125,800	50,949
	Applied Materials, Inc.	176,700	1,892
*	Autodesk, Inc.	30,668	930
	Automatic Data Processing, Inc.	66,150	3,573
*	BMC Software, Inc.	23,060	756
	Broadcom Corp. - Class A	65,600	1,926
	CA, Inc.	50,092	1,013
	Cisco Systems, Inc.	727,400	13,151
*	Citrix Systems, Inc.	25,220	1,531
*	Cognizant Technology Solutions Corp. - Class A	40,900	2,630
	Computer Sciences Corp.	20,950	496
*	Compuware Corp.	29,557	246
	Corning, Inc.	212,700	2,761
*	Dell, Inc.	206,633	3,023
*	eBay, Inc.	155,500	4,716
*	Electronic Arts, Inc.	44,800	923
*	EMC Corp.	276,074	5,947
*	F5 Networks, Inc.	10,800	1,146
	Fidelity National Information Services, Inc.	32,800	872
*	First Solar, Inc.	8,000	270
*	Fiserv, Inc.	19,025	1,117
	FLIR Systems, Inc.	21,100	529
*	Google, Inc. - Class A	34,200	22,090
	Harris Corp.	15,700	566
	Hewlett-Packard Co.	268,826	6,925
	Intel Corp.	689,063	16,710
	International Business Machines Corp.	159,439	29,318
	Intuit, Inc.	40,200	2,114
	Jabil Circuit, Inc.	24,767	487
*	JDS Uniphase Corp.	31,050	324
*	Juniper Networks, Inc.	71,200	1,453
	KLA-Tencor Corp.	22,600	1,090
	Lexmark International, Inc. - Class A	9,700	321
	Linear Technology Corp.	30,850	926
*	LSI Corp.	76,200	453
	MasterCard, Inc. - Class A	14,400	5,369
	Microchip Technology, Inc.	25,900	949

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	21

Index 500 Stock Portfolio

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Micron Technology, Inc.	133,650	841
	Microsoft Corp.	1,013,092	26,300
	Molex, Inc.	18,550	443
*	Motorola Mobility Holdings, Inc.	35,709	1,385
	Motorola Solutions, Inc.	38,753	1,794
*	NetApp, Inc.	48,500	1,759
*	Novellus Systems, Inc.	9,000	372
*	NVIDIA Corp.	82,650	1,145
	Oracle Corp.	532,425	13,657
	Paychex, Inc.	43,635	1,314
	Qualcomm, Inc.	227,434	12,441
*	Red Hat, Inc.	26,100	1,078
*	SAIC, Inc.	37,400	460
*	Salesforce.com, Inc.	18,400	1,867
*	SanDisk Corp.	32,500	1,599
*	Symantec Corp.	99,754	1,561
	TE Connectivity, Ltd.	57,400	1,768
	Tellabs, Inc.	49,392	200
*	Teradata Corp.	22,700	1,101
*	Teradyne, Inc.	24,950	340
	Texas Instruments, Inc.	154,600	4,500
	Total System Services, Inc.	21,978	430
	VeriSign, Inc.	21,500	768
	Visa, Inc. - Class A	68,800	6,985
*	Western Digital Corp.	31,600	978
	Western Union Co.	83,732	1,529
	Xerox Corp.	187,670	1,494
	Xilinx, Inc.	35,500	1,138
*	Yahoo!, Inc.	167,800	2,707

	Total		293,224

	Materials (3.4%)
	Air Products and Chemicals, Inc.	28,467	2,425
	Airgas, Inc.	9,200	718
	Alcoa, Inc.	144,007	1,246
	Allegheny Technologies, Inc.	14,417	689
	Ball Corp.	21,964	784
	Bemis Co., Inc.	13,900	418
	CF Industries Holdings, Inc.	8,800	1,276
	Cliffs Natural Resources, Inc.	19,400	1,210
	The Dow Chemical Co.	159,909	4,599
	E.I. du Pont de Nemours and Co.	125,028	5,724
	Eastman Chemical Co.	18,650	729
	Ecolab, Inc.	40,600	2,347
	FMC Corp.	9,500	817
	Freeport-McMoRan Copper & Gold, Inc.	128,276	4,719
	International Flavors & Fragrances, Inc.	10,900	571
	International Paper Co.	59,166	1,751
	MeadWestvaco Corp.	23,079	691
	Monsanto Co.	72,406	5,074
	The Mosaic Co.	40,300	2,032

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Newmont Mining Corp.	66,980	4,020
	Nucor Corp.	42,832	1,695
*	Owens-Illinois, Inc.	22,200	430
	PPG Industries, Inc.	20,867	1,742
	Praxair, Inc.	40,600	4,340
	Sealed Air Corp.	21,842	376
	The Sherwin-Williams Co.	11,613	1,037
	Sigma-Aldrich Corp.	16,300	1,018
	Titanium Metals Corp.	11,100	166
	United States Steel Corp.	19,450	515
	Vulcan Materials Co.	17,500	689

	Total		53,848

	Telecommunication Services (3.1%)
	American Tower Corp.	53,200	3,192
	AT&T, Inc.	801,875	24,249
	CenturyLink, Inc.	83,533	3,107
	Frontier Communications Corp.	134,697	694
*	MetroPCS Communications, Inc.	39,700	344
*	Sprint Nextel Corp.	405,402	949
	Verizon Communications, Inc.	383,042	15,368
	Windstream Corp.	78,892	926

	Total		48,829

	Utilities (3.8%)
*	The AES Corp.	87,200	1,032
	AGL Resources, Inc.	15,754	666
	Ameren Corp.	32,767	1,086
	American Electric Power Co., Inc.	65,340	2,699
	CenterPoint Energy, Inc.	57,662	1,158
	CMS Energy Corp.	34,100	753
	Consolidated Edison, Inc.	39,650	2,459
	Constellation Energy Group, Inc.	27,300	1,083
	Dominion Resources, Inc.	77,076	4,091
	DTE Energy Co.	22,950	1,250
	Duke Energy Corp.	180,373	3,968
	Edison International	44,120	1,827
	Entergy Corp.	23,809	1,739
	Exelon Corp.	89,724	3,891
	FirstEnergy Corp.	56,606	2,508
	Integrys Energy Group, Inc.	10,532	571
	NextEra Energy, Inc.	57,214	3,483
	NiSource, Inc.	38,073	906
	Northeast Utilities	24,000	866
*	NRG Energy, Inc.	31,100	564
	ONEOK, Inc.	13,900	1,205
	Pepco Holdings, Inc.	30,700	623
	PG&E Corp.	54,925	2,264
	Pinnacle West Capital Corp.	14,800	713
	PPL Corp.	78,268	2,303
	Progress Energy, Inc.	39,892	2,235

	Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)
	Utilities continued
	Public Service Enterprise Group, Inc.	68,472	2,260
	SCANA Corp.	15,600	703
	Sempra Energy	32,402	1,782
	Southern Co.	116,600	5,397
	TECO Energy, Inc.	29,200	559
	Wisconsin Energy Corp.	31,300	1,094
	Xcel Energy, Inc.	65,620	1,814

	Total		59,552

	Total Common Stocks
	(Cost: $1,281,728)		1,540,697

	Preferred Stocks (0.0%)
	Consumer Discretionary (0.0%)
*(m)	Orchard Supply Hardware Stores Corp.	233	-

	Total Preferred Stocks
	(Cost: $0)		-

	Short-Term Investments (1.7%)
	Federal Government & Agencies (0.5%)
(b)	Federal Home Loan Bank, 0.01%, 2/3/12	1,000,000	1,000
	Federal Home Loan Bank, 0.01%, 2/7/12	1,700,000	1,700
	Federal Home Loan Bank, 0.01%, 3/21/12	5,000,000	5,000

	Total		7,700

	Health Care/Pharmaceuticals (0.3%)
	Roche Holdings, Inc., 0.04%, 1/13/12	5,000,000	5,000

	Total		5,000

	Oil and Gas (0.6%)
	Devon Energy Corp., 0.33%, 1/12/12	10,000,000	9,999

	Total		9,999

	Restaurants (0.3%)
	Darden Restaurants, Inc., 0.28%, 1/3/12	4,700,000	4,700

	Total		4,700

	Total Short-Term Investments
	(Cost: $27,399)		27,399

	Total Investments (99.9%)
	(Cost: $1,309,127)(a)		1,568,096

	Other Assets, Less
	Liabilities (0.1%)		1,705

	Net Assets (100.0%)		1,569,801

The Accompanying Notes are an Integral Part of the Financial Statements.

22	Index 500 Stock Portfolio

Index 500 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $1,317,477 and the net unrealized appreciation of investments based on that cost was $250,619 which is comprised of $497,137 aggregate gross unrealized appreciation and $246,518 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $26,599)	436	3/12	$704

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,540,691	$6		$-
Preferred Stocks	-	-	(m)	-
Short-Term Investments	-	27,399		-
Other Financial Instruments^
Futures	704	-		-
Total	$1,541,395	$27,405		$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	23

Large Company Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of larger companies that are temporarily out of favor in the market.	$70 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio seeks to invest in stocks of companies that it believes are undervalued at the time of purchase. Companies typically may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. American Century purchases the stocks of these undervalued companies and holds each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.

Market Overview

Stocks recorded mixed results in 2011 as some indices eked out small gains and others posted modest losses. Market volatility was high as investors confronted political turmoil in the Middle East; Japan’s earthquake, tsunami, and nuclear accident; the European debt crisis; and a political stalemate in the U.S. over the raising of the debt ceiling. Lackluster U.S. growth also dampened investor sentiment, though conditions improved in the final months of the year. Corporate earnings remained solid and employers began to add jobs. In this environment, investors generally favored higher yielding securities. Growth stocks outperformed value stocks, except in the mid cap sphere where value stocks beat their growth counterparts.

Portfolio Results

The Portfolio returned 1.49% for the twelve months ended December 31, 2011. By comparison, its benchmark, the Russell 1000® Value Index (the “Index”), returned 0.39%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group was (1.85%).

Within the Energy sector, the Portfolio benefited from its holdings among large, integrated oil companies. Many of these stocks performed well during the reporting period, especially when oil prices increased. The Portfolio’s top two overweights — Exxon Mobil and Chevron Corp. — were notable contributors. A significant underweight and effective security selection in the energy equipment and services industry contributed to relative results as well.

Within the Consumer Discretionary sector, the Portfolio was well positioned in the media industry. Specifically, the Portfolio owned a number of names, including CBS Corp., Time Warner, Viacom, and Comcast Corp., that outperformed during the reporting period. Many media companies experienced a resurgence in advertising sales and started increasing dividends and stock repurchases. CBS had more exposure to advertising than its peers and was a leading performer in the group.

An overweight in Health Care, the second strongest performing sector in the Index, contributed to relative performance. The Portfolio benefited from its mix of pharmaceutical stocks as investors gravitated toward yield-oriented securities during the reporting period. In the pharmaceuticals industry, the Portfolio owned Pfizer. Although the company had lost patent protection for its blockbuster drug Lipitor, it had a number of new products in the pipeline.

The Portfolio was hampered by its underweight in Utilities, the strongest performing sector in the Index. While Utilities stocks, which generally pay high dividends, were in strong demand during the reporting period, American Century believed many of these securities were overvalued.

The Portfolio’s overweight position in the Information Technology sector and security selection within the sector detracted from relative results. A top detractor was Hewlett-Packard (“HP”). HP experienced weakness in its personal computer and printer segments and its services business also struggled. The software industry supplied notable detractor Oracle, a software company, which narrowly missed expectations in its second fiscal quarter after many quarters of solid earnings.

Although the Portfolio benefited from its underweight in Financials, which was the weakest performing sector in the Index, the Portfolio was hindered by its holdings among capital markets names and diversified financial services companies. Goldman Sachs Group and Citigroup were two key detractors.

During the one-year period, the Portfolio used S&P 500® e-mini futures to equitize the Portfolio’s cash holdings and currency forward exchange contracts to insulate the Portfolio from adverse currency movements.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to be bottom-up investment managers, evaluating each company individually and building our Portfolio one stock at a time. The Portfolio is broadly diversified, with ongoing overweight positions in the Health Care and Information Technology sectors. Our valuation work contributed to our smaller relative weightings in Utilities, Industrials and Financials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

24	Large Company Value Portfolio

Large Company Value Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Large Company Value Portfolio	1.49%	-4.61%
Russell 1000® Value Index	0.39%	-3.83%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-1.85%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Chevron Corp.	4.8%
Pfizer, Inc.	3.8%
General Electric Co.	3.7%
Exxon Mobil Corp.	3.5%
AT&T, Inc.	3.3%
Wells Fargo & Co.	3.2%
The Procter & Gamble Co.	3.1%
Merck & Co., Inc.	3.0%
JPMorgan Chase & Co.	2.9%
Johnson & Johnson	2.7%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio	25

Large Company Value Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.1%)
	CBS Corp. - Class B	10,720	291
	Comcast Corp. - Class A	45,820	1,086
	Ford Motor Co.	55,860	601
	Kohl’s Corp.	7,560	373
	Lowe’s Cos., Inc.	34,250	869
	Macy’s, Inc.	14,670	472
	Staples, Inc.	33,170	461
	Target Corp.	18,440	945
	Time Warner, Inc.	24,650	891
	Viacom, Inc. - Class B	7,070	321

	Total		6,310

	Consumer Staples (8.5%)
	Altria Group, Inc.	17,970	533
	CVS Caremark Corp.	24,270	990
	Kraft Foods, Inc. - Class A	12,180	455
	The Kroger Co.	14,670	355
	PepsiCo, Inc.	9,400	624
	The Procter & Gamble Co.	32,340	2,157
	Sysco Corp.	3,830	112
	Wal-Mart Stores, Inc.	11,660	697

	Total		5,923

	Energy (13.2%)
	Apache Corp.	5,970	541
	Baker Hughes, Inc.	4,800	233
	Chevron Corp.	31,360	3,337
	ConocoPhillips	11,420	832
	Exxon Mobil Corp.	28,750	2,437
	National-Oilwell Varco, Inc.	1,990	135
	Occidental Petroleum Corp.	2,660	249
	Schlumberger, Ltd.	5,810	397
	Total SA, ADR	10,010	512
	Transocean, Ltd.	3,940	151
	Valero Energy Corp.	18,240	384

	Total		9,208

	Financials (22.9%)
	The Allstate Corp.	20,110	551
*	American International Group, Inc.	8,140	189
	Ameriprise Financial, Inc.	12,670	629
	Bank of America Corp.	56,110	312
	The Bank of New York Mellon Corp.	27,990	557
*	Berkshire Hathaway, Inc. - Class B	9,340	713
	BlackRock, Inc.	2,390	426
	The Chubb Corp.	8,050	557
	Citigroup, Inc.	42,000	1,105
	The Goldman Sachs Group, Inc.	7,280	658
	JPMorgan Chase & Co.	60,690	2,018

	Common Stocks (98.1%)	Shares/ \$ Par	Value $ (000’s)

	Financials continued
	Loews Corp.	16,110	607
	MetLife, Inc.	27,960	872
	Morgan Stanley	14,560	220
	PNC Financial Services Group, Inc.	16,020	924
	Principal Financial Group, Inc.	18,720	461
	Prudential Financial, Inc.	13,860	695
	Torchmark Corp.	5,010	217
	The Travelers Cos., Inc.	15,010	888
	U.S. Bancorp	42,670	1,154
	Wells Fargo & Co.	80,660	2,223

	Total		15,976

	Health Care (14.5%)
	Abbott Laboratories	10,750	604
	Aetna, Inc.	9,700	409
	Amgen, Inc.	16,280	1,045
*	Gilead Sciences, Inc.	4,540	186
	Johnson & Johnson	28,870	1,893
	Medtronic, Inc.	17,070	653
	Merck & Co., Inc.	55,320	2,086
	Pfizer, Inc.	122,810	2,658
	Quest Diagnostics, Inc.	2,440	142
	WellPoint, Inc.	6,350	421

	Total		10,097

	Industrials (7.7%)
	Avery Dennison Corp.	8,240	236
	Dover Corp.	6,670	387
	General Electric Co.	143,150	2,564
	Honeywell International, Inc.	5,830	317
	Ingersoll-Rand PLC	12,020	366
	Lockheed Martin Corp.	2,350	190
	Northrop Grumman Corp.	2,800	164
	Raytheon Co.	9,300	450
	Southwest Airlines Co.	35,260	302
	Tyco International, Ltd.	8,710	407

	Total		5,383

	Information Technology (10.3%)
*	Adobe Systems, Inc.	9,420	266
	Applied Materials, Inc.	38,220	409
	Cisco Systems, Inc.	95,310	1,723
*	Fiserv, Inc.	6,160	362
	Hewlett-Packard Co.	36,780	948
	Intel Corp.	68,910	1,671
*	Marvell Technology Group, Ltd.	22,690	314
	Microsoft Corp.	23,150	601
	Oracle Corp.	22,050	566
*	Western Digital Corp.	9,620	298

	Total		7,158

	Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

	Materials (1.9%)
	E.I. du Pont de Nemours and Co.	6,010	275
	Freeport-McMoRan Copper & Gold, Inc.	3,260	120
	International Paper Co.	15,390	455
	Nucor Corp.	10,960	434

	Total		1,284

	Telecommunication Services (5.9%)
	AT&T, Inc.	75,790	2,292
	CenturyLink, Inc.	21,490	799
	Verizon Communications, Inc.	25,710	1,032

	Total		4,123

	Utilities (4.1%)
	American Electric Power Co., Inc.	16,570	684
	Exelon Corp.	13,260	575
	PG&E Corp.	16,430	677
	Pinnacle West Capital Corp.	8,590	414
	PPL Corp.	18,180	535

	Total		2,885

	Total Common Stocks
	(Cost: $65,424)		68,347

	Short-Term Investments (2.1%)

	Other Holdings (2.1%)
(b)	JPMorgan Money Market Fund	1,494,241	1,494

	Total Short-Term Investments
	(Cost: $1,494)		1,494

	Total Investments (100.2%)
	(Cost: $66,918)(a)		69,841

	Other Assets, Less
	Liabilities (-0.2%)		(167)

	Net Assets (100.0%)		69,674

The Accompanying Notes are an Integral Part of the Financial Statements.

26	Large Company Value Portfolio

Large Company Value Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $69,671 and the net unrealized appreciation of investments based on that cost was $170 which is comprised of $6,039 aggregate gross unrealized appreciation and $5,869 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $189)	3	3/12	$(1)

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	UBS AG	EUR	314	1/12	$4	$-	$4

					$4	$-	$4

EUR — Euro

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$68,347	$-	$-
Short-Term Investments	-	1,494	-
Other Financial Instruments^
Forward Currency Contracts	-	4	-
Liabilities:
Other Financial Instruments^
Futures	(1)	-	-
Total	$68,346	$1,498	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	27

Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in U.S. companies that are selling at attractive prices relative to the market.	$386 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Capital Guardian Trust Company (“Capital Guardian”) to act as sub-adviser for the Portfolio. The Portfolio seeks to meet its investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other securities of foreign issuers denominated in U.S. dollars. Reflecting a value approach to investing, Capital Guardian generally attempts to keep Portfolio assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500® Index. These value characteristics include below market price-to-earnings ratios, below market price-to-book ratios and dividend yields that are equal to or above the market norms.

Market Overview

U.S. stocks started the year extending the rally that began in mid-2010, powered by robust corporate earnings and some signs of improvement in the domestic economy. But a confluence of events put pressure on stocks globally beginning in April, and the Russell 1000® Value Index (the “Index”) registered five straight months of losses amid heightened volatility beginning in May. December’s modest bounce pushed the Index back into positive territory on a year-to-date basis. The value Index’s 0.39% rise lagged the broader S&P 500® Index.

Defensive areas provided the best results. Utilities led, while Consumer Staples and Health Care also had double-digit returns. Financials, the largest sector in the Index, had the worst return, losing 17%. The sector was hurt by investor worries about banks’ potential exposure to European sovereign debt, as well as litigation and regulatory developments, including curbs on highly profitable revenue sources such as credit card “swipe” fees.

Portfolio Results

The Portfolio returned 0.91% for the twelve months ended December 31, 2011. By comparison, the Index returned 0.39%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.). The Portfolio outperformed the (1.85%) average return of its Large Cap Value Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s limited exposure to Financials, the worst performing sector in the Index, helped relative performance as banks continued to be pressured by the European debt crisis, litigation and a stricter regulatory environment. Insurance brokerage firm Arthur J. Gallagher & Co. was a strong contributor in the sector. Some holdings in the sector detracted, however, including investment bank Goldman Sachs.

The Portfolio’s emphasis on consumer stocks was beneficial. In the Consumer Discretionary sector, the Portfolio’s investment in home builder PulteGroup, whose share price climbed in the latter part of the year on signs the housing market might be turning a corner, contributed to returns. Some media stocks also were additive, including CBS and Viacom. Among Consumer Staples companies, investments in tobacco groups Philip Morris International and Altria boosted Portfolio returns, benefiting in part from investors’ preference for high quality, dividend paying stocks in a volatile market. However, a stake in cosmetics marketer Avon Products was a notable detractor after the company revealed falling sales in key markets, including Brazil, China and the U.S. Multiple investigations in the company by the Securities and Exchange Commission further sapped investor confidence in Avon.

Stock selection in the Information Technology sector was a positive factor, with investments in IBM, Maxim Integrated Products and KLA-Tencor boosting results. Shares of Nintendo fell as the company contended with a strong yen and a rise in mobile gaming on smartphones and tablets; the investment was eliminated.

With the Health Care and Utilities sectors posting the strongest sector gains for the year, having fewer investments in these sectors hampered relative results. Selection in both sectors also was negative. Stock selection within the Energy sector detracted, with an investment in Canadian producer Encana detracting from Portfolio returns as North American natural gas prices sank. The Portfolio’s emphasis on oil services and equipment companies including Weatherford International and Transocean also hurt relative performance. However, the large position in Royal Dutch Shell benefited relative results.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Capital Guardian, the Portfolio’s sub-adviser.

The Portfolio’s positioning continues to reflect a degree of optimism regarding prospects for economic growth in the U.S. and emerging markets, from which many companies derive a large part of their revenues. Managers continue to seek companies with strong balance sheets, superior earnings visibility, and high, stable dividends. The Portfolio has significant investments in

28	Domestic Equity Portfolio

Domestic Equity Portfolio

Energy companies, on the view that the sector will be helped by demand growth as well as supply constraints. Within Consumer Discretionary, the Portfolio is invested in selected media companies, home builders, and multiline and specialty retailers. In the Consumer Staples area, the focus remains on tobacco companies. Mobile computing and the Internet also remain important themes reflected in the Portfolio’s Information Technology holdings. The Portfolio retains its selective stance in Financials, as the European debt crisis, regulatory issues and litigation continue to cloud banks’ earnings prospects.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	0.91%	-2.90%	3.00%
Russell 1000® Value Index	0.39%	-2.64%	3.89%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-1.85%	-2.55%	2.86%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Chevron Corp.	3.9%
Bristol-Myers Squibb Co.	3.7%
Stanley Black & Decker, Inc.	3.4%
Philip Morris International, Inc.	2.9%
Altria Group, Inc.	2.5%
Comcast Corp. - Class A	2.4%
Jabil Circuit, Inc.	2.3%
PulteGroup, Inc.	2.3%
Target Corp.	2.2%
Royal Dutch Shell PLC - Class A, ADR	2.2%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio	29

Domestic Equity Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (16.8%)
	Carnival Corp.	111,100	3,626
	CBS Corp. - Class B	115,500	3,135
	Comcast Corp. - Class A	390,300	9,254
*	Discovery Communications, Inc. - Class A	47,200	1,934
*	DreamWorks Animation SKG, Inc. - Class A	171,200	2,841
	Gannett Co., Inc.	352,500	4,713
	The Home Depot, Inc.	55,500	2,333
	Leggett & Platt, Inc.	223,700	5,154
	Lowe’s Cos., Inc.	97,400	2,472
*	PulteGroup, Inc.	1,416,500	8,938
	Signet Jewelers, Ltd.	64,900	2,853
	Target Corp.	162,800	8,339
	Time Warner Cable, Inc.	60,000	3,814
	Time Warner, Inc.	16,233	587
	Viacom, Inc. - Class B	104,300	4,736

	Total		64,729

	Consumer Staples (8.2%)
	Altria Group, Inc.	323,700	9,598
	Avon Products, Inc.	112,200	1,960
	Kraft Foods, Inc. - Class A	171,857	6,420
	Lorillard, Inc.	22,200	2,531
	Philip Morris International, Inc.	142,800	11,207

	Total		31,716

	Energy (11.6%)
	Cenovus Energy, Inc.	51,000	1,693
	Chevron Corp.	142,246	15,135
	Diamond Offshore Drilling, Inc.	28,200	1,558
	Encana Corp.	318,500	5,902
	Royal Dutch Shell PLC - Class A, ADR	113,900	8,325
	Royal Dutch Shell PLC - Class B, ADR	46,628	3,544
	TransCanada Corp.	51,500	2,249
	Transocean, Ltd.	43,847	1,683
*	Weatherford International, Ltd.	308,300	4,514

	Total		44,603

	Financials (11.5%)
	ACE, Ltd.	108,700	7,622
	Aflac, Inc.	93,100	4,028
	The Allstate Corp.	72,900	1,998
	Arthur J. Gallagher & Co.	179,900	6,016
	BB&T Corp.	297,700	7,493
	The Goldman Sachs Group, Inc.	73,930	6,686
	Invesco, Ltd.	109,200	2,194
	JPMorgan Chase & Co.	229,600	7,634

	Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Mercury General Corp.	11,800	538

	Total		44,209

	Health Care (7.7%)
*	AMERIGROUP Corp.	93,400	5,518
*	Boston Scientific Corp.	898,400	4,798
	Bristol-Myers Squibb Co.	404,000	14,237
	Pfizer, Inc.	247,800	5,362

	Total		29,915

	Industrials (16.5%)
	3M Co.	59,100	4,830
	The Boeing Co.	33,000	2,420
	Caterpillar, Inc.	43,100	3,905
	Eaton Corp.	37,900	1,650
	Emerson Electric Co.	170,100	7,925
	General Electric Co.	427,000	7,648
	Illinois Tool Works, Inc.	98,100	4,582
	Norfolk Southern Corp.	73,400	5,348
	Republic Services, Inc.	231,800	6,386
	Stanley Black & Decker, Inc.	195,200	13,195
	United Parcel Service, Inc. - Class B	14,600	1,069
	United Technologies Corp.	62,400	4,561

	Total		63,519

	Information Technology (9.8%)
*	First Solar, Inc.	74,100	2,502
	Hewlett-Packard Co.	256,600	6,610
	Jabil Circuit, Inc.	459,700	9,038
*	Juniper Networks, Inc.	74,000	1,510
	KLA-Tencor Corp.	152,600	7,363
	Maxim Integrated Products, Inc.	229,200	5,968
	Microsoft Corp.	71,500	1,856
	TE Connectivity, Ltd.	92,300	2,844

	Total		37,691

	Materials (6.7%)
	Air Products and Chemicals, Inc.	74,100	6,312
	Allegheny Technologies, Inc.	103,100	4,928
	Cliffs Natural Resources, Inc.	48,700	3,036
	The Dow Chemical Co.	55,800	1,605
	LyondellBasell Industries NV - Class A	83,800	2,723
	Nucor Corp.	177,600	7,028
	Vulcan Materials Co.	9,400	370

	Total		26,002

Common Stocks (96.2%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (3.1%)
AT&T, Inc.	208,600	6,308
CenturyLink, Inc.	157,100	5,844

Total		12,152

Utilities (4.3%)
American Electric Power Co., Inc.	53,900	2,227
Edison International	54,900	2,273
National Grid PLC, ADR	107,900	5,231
PG&E Corp.	166,600	6,867

Total		16,598

Total Common Stocks
(Cost: $327,509)		371,134

Short-Term Investments (3.4%)

Federal Government & Agencies (3.4%)
Federal Home Loan Bank, 0.01%, 1/20/12	400,000	400
Federal Home Loan Bank, 0.01%, 2/29/12	8,400,000	8,400
Federal Home Loan Bank, 0.01%, 3/7/12	4,500,000	4,500

Total Short-Term Investments
(Cost: $13,300)		13,300

Total Investments (99.6%)
(Cost: $340,809)(a)		384,434

Other Assets, Less
Liabilities (0.4%)		1,377

Net Assets (100.0%)		385,811

The Accompanying Notes are an Integral Part of the Financial Statements.

30	Domestic Equity Portfolio

Domestic Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $343,401 and the net unrealized appreciation of investments based on that cost was $41,033 which is comprised of $60,950 aggregate gross unrealized appreciation and $19,917 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$371,134	$-	$-
Short-Term Investments	-	13,300	-
Other Financial Instruments^	-	-	-
Total	$371,134	$13,300	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio	31

Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invests in commons stocks with a focus on well-established, dividend-paying companies.	$307 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. The Portfolio will typically employ a value approach in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but that have good prospects for capital appreciation and dividend growth.

Market Overview

Major U.S. stock market indices moved in a wide trading range in 2011 but were ultimately little changed for the year. Market volatility was high, driven by economic and geopolitical concerns. For the year, the small cap Russell 2000® Index and the S&P MidCap 400® Index returned (4.18%) and (1.73%), respectively, versus 2.11% for the large cap S&P 500® Index. As measured by various Russell Indices, growth stocks outperformed value stocks among large and small cap names; in the mid cap space, value stocks held up marginally better than growth.

Within the large cap value universe, there was a wide deviation in sector returns. Traditionally defensive sectors, such as Utilities, Health Care and Consumer Staples significantly outpaced the broader market as represented by the Russell 1000® Value Index (the “Index”). Financials was by far the weakest-performing sector in the Index, while Materials also lagged the broader market.

Portfolio Results

The Portfolio returned (0.92%) for the twelve months ended December 31, 2011. By comparison, the Index returned 0.39%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio underperformed the 1.23% average return of its Equity Income Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Information Technology sector detracted from relative results due mainly to stock selection. Computer Sciences lowered its fiscal 2012 guidance due to concerns about the company’s near-term growth opportunities. Shares of network provider Cisco Systems declined earlier in the year after the company provided a cautious outlook for 2011, driven by weakness in the company’s public sector, cable, and European operations.

The Health Care sector also was a relative detractor due to an underweight position in this strong performing sector. As market volatility persisted, investors moved away from risky assets toward more defensive sector positions.

The Industrials sector also detracted from relative results due to stock selection. Avery Dennison experienced lower-than-expected volumes in its core labels and apparel businesses, as the company pushed through higher prices to offset rising raw materials costs. Shares of Harris, a leading provider of tactical radios used for secured communication, declined on the unexpected announcement that its CEO was retiring.

At the other end of the spectrum, the Financials sector was the largest contributor to relative performance due to stock selection and an underweight position in the Index’s weakest performing sector. Investors remained concerned about Financials due to questions about the economic recovery, the downgrade of the U.S. debt rating, regulatory environment and the European sovereign debt crisis. The Portfolio’s overweight position in American Express drove relative results due to rising merchant revenues and returning capital to shareholders through dividends and share buybacks. Insurance broker Marsh & McLennan continued to report strong organic growth despite the difficult environment.

Stock selection in the Utilities sector also contributed to relative performance. NiSource, a regulated electrical and natural gas utility company, reported strong third-quarter earnings driven by its gas transmission and storage segment. The company also benefited from infrastructure opportunities in the Marcellus and Utica regions.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser:

While the level of uncertainty remains high, we are cautiously optimistic. We do not believe the U.S. economy is heading for another recession. Instead, a modest recovery with low economic growth and high unemployment appears likely. In our view, the increased volatility in the equity market reflects investor concern about issues such as the European sovereign debt crisis and the U.S. budget deficit. While these are legitimate concerns, we believe investors are pursuing an irrational quest for safety that has created opportunities for long-term equity investors, as high quality companies with cyclical exposure and attractive dividend yields have traded down to levels that are attractive to us.

32	Equity Income Portfolio

Equity Income Portfolio

Overall, regardless of the volatility in the past few years, we have not varied our approach. We have maintained our focus on identifying opportunities to invest in quality companies that are well managed, with strong competitive and financial positions and attractive value characteristics. We believe current equity market valuations are attractive and we are finding value at the margins in cyclical areas, such as Consumer Discretionary and Industrials, as well as select Financials and Health Care stocks. In most cases, we also prefer firms with histories of providing attractive dividend yields.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	Since Inception*
Equity Income Portfolio	-0.92%	-1.16%	6.08%
Russell 1000® Value Index	0.39%	-2.64%	6.14%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	1.23%	-1.32%	-
*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Chevron Corp.	2.9%
General Electric Co.	2.6%
Exxon Mobil Corp.	2.4%
JPMorgan Chase & Co.	2.3%
Royal Dutch Shell PLC - Class A, ADR	2.0%
American Express Co.	1.9%
AT&T, Inc.	1.8%
Wells Fargo & Co.	1.7%
U.S. Bancorp	1.5%
Time Warner, Inc.	1.4%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio	33

Equity Income Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.0%)
	Cablevision Systems Corp. - Class A	84,200	1,197
	Comcast Corp. - Class A	77,100	1,828
*	General Motors Co.	33,800	685
	Genuine Parts Co.	27,800	1,701
	H&R Block, Inc.	41,300	675
	Harley-Davidson, Inc.	37,400	1,454
	The Home Depot, Inc.	104,600	4,397
	Kohl’s Corp.	33,700	1,663
	Macy’s, Inc.	54,200	1,744
*	Madison Square Garden, Inc. - Class A	30,250	866
	Marriott International, Inc. - Class A	43,027	1,255
	Mattel, Inc.	101,900	2,829
	The McGraw-Hill Cos., Inc.	64,500	2,901
*	The New York Times Co. - Class A	102,600	793
	Staples, Inc.	137,900	1,916
	Tiffany & Co.	3,800	252
	Time Warner, Inc.	122,600	4,431
	The Walt Disney Co.	98,400	3,690
	Whirlpool Corp.	48,900	2,320
	WPP PLC, ADR	5,400	282

	Total		36,879

	Consumer Staples (7.7%)
	Archer-Daniels-Midland Co.	82,100	2,348
	Avon Products, Inc.	124,000	2,166
	Beam, Inc.	51,400	2,633
	Campbell Soup Co.	58,200	1,935
	The Clorox Co.	46,200	3,075
	ConAgra Foods, Inc.	77,200	2,038
	The Hershey Co.	6,100	377
	Kimberly-Clark Corp.	50,700	3,730
	McCormick & Co., Inc.	27,000	1,361
	Molson Coors Brewing Co. - Class B	28,500	1,241
	PepsiCo, Inc.	43,200	2,866

	Total		23,770

	Energy (13.3%)
	Anadarko Petroleum Corp.	45,300	3,458
	BP PLC, ADR	50,200	2,146
	Chevron Corp.	83,600	8,895
	ConocoPhillips	23,800	1,734
	Diamond Offshore Drilling, Inc.	39,800	2,199
	Exxon Mobil Corp.	86,900	7,366
	Murphy Oil Corp.	65,700	3,662
	Petroleo Brasileiro SA, ADR	31,900	793
	Royal Dutch Shell PLC - Class A, ADR	82,800	6,052
	Schlumberger, Ltd.	41,200	2,814

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Spectra Energy Corp.	52,550	1,616

	Total		40,735

	Financials (17.9%)
	The Allstate Corp.	111,400	3,053
	American Express Co.	121,700	5,741
	Bank of America Corp.	351,023	1,952
	The Bank of New York Mellon Corp.	83,500	1,662
	Capital One Financial Corp.	40,200	1,700
	The Chubb Corp.	20,700	1,433
	JPMorgan Chase & Co.	209,288	6,959
	Legg Mason, Inc.	83,000	1,996
	Lincoln National Corp.	71,376	1,386
	Loews Corp.	20,600	776
	Marsh & McLennan Cos., Inc.	109,600	3,466
	Morgan Stanley	54,700	828
	Northern Trust Corp.	63,900	2,534
	NYSE Euronext	53,100	1,386
	Och-Ziff Capital Management Group - Class A	58,400	491
	PNC Financial Services Group, Inc.	47,000	2,711
	Regions Financial Corp.	160,700	691
	SLM Corp.	151,000	2,023
	Sun Life Financial, Inc.	55,100	1,020
	SunTrust Banks, Inc.	103,500	1,832
	U.S. Bancorp	174,500	4,720
	Wells Fargo & Co.	189,800	5,231
	Weyerhaeuser Co.	70,335	1,313

	Total		54,904

	Health Care (7.1%)
	Amgen, Inc.	41,200	2,645
	Bristol-Myers Squibb Co.	84,700	2,985
	Johnson & Johnson	66,000	4,328
	Merck & Co., Inc.	94,400	3,559
	Pfizer, Inc.	175,126	3,790
	Quest Diagnostics, Inc.	31,500	1,829
*	Thermo Fisher Scientific, Inc.	60,400	2,716

	Total		21,852

	Industrials (12.8%)
	3M Co.	52,200	4,266
	Avery Dennison Corp.	41,000	1,176
	The Boeing Co.	38,500	2,824
	Canadian Pacific Railway, Ltd.	10,900	738
	Cooper Industries PLC	51,200	2,773
	Emerson Electric Co.	49,500	2,306
	Exelis, Inc.	36,600	331
*	Fortune Brands Home & Security, Inc.	51,400	875
	General Electric Co.	445,900	7,986

The Accompanying Notes are an Integral Part of the Financial Statements.

34	Equity Income Portfolio

Equity Income Portfolio

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Honeywell International, Inc.	63,300	3,440
	Illinois Tool Works, Inc.	71,100	3,321
	Ingersoll-Rand PLC	45,300	1,380
	ITT Corp.	18,300	354
	Lockheed Martin Corp.	20,900	1,691
	Masco Corp.	105,900	1,110
	United Parcel Service, Inc. - Class B	43,300	3,169
*	USG Corp.	44,800	455
	Xylem, Inc.	39,800	1,023

	Total		39,218

	Information Technology (7.0%)
	Analog Devices, Inc.	60,700	2,172
	Applied Materials, Inc.	161,900	1,734
	Cisco Systems, Inc.	141,400	2,556
	Computer Sciences Corp.	84,500	2,003
	Corning, Inc.	121,400	1,576
*	First Solar, Inc.	6,900	233
	Harris Corp.	76,300	2,750
	Hewlett-Packard Co.	103,200	2,658
	Microsoft Corp.	154,800	4,019
	Texas Instruments, Inc.	35,900	1,045
*	Yahoo!, Inc.	38,900	627

	Total		21,373

	Materials (5.7%)
	E.I. du Pont de Nemours and Co.	34,400	1,575
	International Flavors & Fragrances, Inc.	29,700	1,557
	International Paper Co.	125,500	3,715
	MeadWestvaco Corp.	56,900	1,704
	Monsanto Co.	45,700	3,202
	Nucor Corp.	79,600	3,149
	Vulcan Materials Co.	66,400	2,613

	Total		17,515

	Telecommunication Services (3.4%)
	AT&T, Inc.	186,235	5,632
	CenturyLink, Inc.	51,990	1,934
	Verizon Communications, Inc.	72,900	2,925

	Total		10,491

	Utilities (7.4%)
	Duke Energy Corp.	90,300	1,986
	Entergy Corp.	52,100	3,806
	Exelon Corp.	82,700	3,587
	FirstEnergy Corp.	33,300	1,475
	NiSource, Inc.	142,700	3,398
	Pinnacle West Capital Corp.	35,100	1,691
	PPL Corp.	45,000	1,324
	Progress Energy, Inc.	45,300	2,538
	TECO Energy, Inc.	32,800	628

Common Stocks (94.3%)		Shares/ $ Par	Value $ (000’s)

Utilities continued
Xcel Energy, Inc.		86,000	2,377

Total			22,810

Total Common Stocks
(Cost: $289,723)			289,547

Foreign Common Stocks (1.0%)	Country

Consumer Discretionary (0.2%)
WPP PLC	United Kingdom	49,400	518

Total			518

Telecommunication Services (0.8%)
Telefonica SA	Spain	70,355	1,219
Vodafone Group PLC	United Kingdom	434,155	1,206

Total			2,425

Total Foreign Common Stocks
(Cost: $2,900)			2,943

Preferred Stocks (0.4%)

Consumer Discretionary (0.4%)
General Motors Co., Series B, 4.75%, 12/1/13		40,200	1,377

Total Preferred Stocks
(Cost: $2,008)			1,377

Short-Term Investments (5.0%)

Other Holdings (5.0%)
T. Rowe Price Reserve Investment Fund		15,290,338	15,290

Total Short-Term Investments
(Cost: $15,290)			15,290

Total Investments (100.7%)
(Cost: $309,921)(a)			309,157

Other Assets, Less
Liabilities (-0.7%)			(2,236)

Net Assets (100.0%)			306,921

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	35

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $311,002 and the net unrealized depreciation of investments based on that cost was $1,845 which is comprised of $34,159 aggregate gross unrealized appreciation and $36,004 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$289,547	$-	$-
Foreign Common Stocks	2,943	-	-
Preferred Stocks	1,377	-	-
Short-Term Investments	-	15,290	-
Other Financial Instruments^	-	-	-
Total	$293,867	$15,290	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

36	Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests in mid-sized companies with potential for above-average growth.	$813 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in mid-sized companies that are selected for their above-average growth potential. In evaluating individual companies, the Portfolio’s managers give consideration to factors such as company management, growth rate of revenues and earnings, opportunities for margin expansion, strong financial characteristics and attractive valuations.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the S&P 500® Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited overall from economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—caused stocks to stumble badly. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared.

In that environment, the Russell MidCap® Growth Index (the “Index”) posted marginally negative results. Returns varied widely by sector, with traditionally defensive Utilities (which account for less than 1% of the Index) and Consumer Staples shares doing best, while six of the ten GICS sectors had negative returns for the year.

Portfolio Results

The Portfolio returned (6.18%) for the twelve months ended December 31, 2011. By comparison, the Index returned (1.65%). (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio trailed the (5.44%) average return of its Mid Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s underperformance of its benchmark in 2011 was largely due to a difficult first quarter of the year, when high valuation and high momentum stocks generally outperformed. The portfolio managers’ focus on higher quality companies offering attractive growth rates at reasonable prices naturally pointed the Portfolio away from these types of stocks. The Portfolio did better relative to the Index later in the year as these characteristics returned to favor, and because the Portfolio eliminated some value-oriented stocks whose growth rates were no longer attractive. Good examples of this theme can be found in the Financial sector, which detracted most from relative performance in 2011, in the form of insurers MBIA and Assured Guaranty, and regional bank Synovus Financial.

Energy shares were another source of weakness, led by energy equipment and services firm Weatherford International, which suffered from poor business execution and accounting issues. It also hurt relative results to have no exposure to El Paso Energy, which was acquired during the year. Unfortunately, some of the oil, gas, and consumable fuels companies the Portfolio did hold, such as Forest Oil and Cimarex Energy, underperformed.

At the other end of the spectrum, stock selection drove outperformance in the Health Care sector, which was home to three of the top five contributors to relative results. These included medical device makers Immucor, which was bought out, and Intuitive Surgical, which benefited from growing demand for its da Vinci Surgical Systems. Contract research firm Pharmaceutical Product Development was also acquired during the year.

A number of other notable contributors benefited from improving retail sales activity in the U.S. over the course of the year. These included clothier Limited Brands, auto parts retailer O’Reilly Automotive, and discounter Dollar Tree. Similarly, retail-related technology service provider Alliance Data Systems was the number two contributor for the year.

During the period, the Portfolio used futures contracts to help maintain a fully invested position.

Portfolio Manager Outlook

We are generally positive on the economy going forward, but if we use 2011 as our guide, we think it’s reasonable to expect an uneven ride until we get greater clarity around events globally, including debt issues in the U.S. and Europe, as well as growth rates in China. Based on our view that growth in the U.S. is likely to be better than overseas, we expect to focus on companies that have a comparatively large part of their business in the U.S. One sector we are looking at carefully is Information Technology, a big, diverse sector with many different business opportunities and growth drivers. We think many industry segments in the sector are positioned to benefit from a recovering economy.

Regardless of the larger economic and market environment, we will continue to invest in what we consider to be high quality companies offering attractive earnings growth at reasonable valuations. As a result of this approach, the Portfolio’s sector and industry allocations reflect where we are finding what we consider to be the best growth opportunities at attractive valuations at a given time. As of December 31, 2011, our largest overweights were in Information Technology stocks, with the Consumer Discretionary sector representing the largest underweight.

Mid Cap Growth Stock Portfolio	37

Mid Cap Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	-6.18%	2.11%	3.28%
Russell MidCap® Growth Index	-1.65%	2.44%	5.29%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	-5.44%	2.19%	4.29%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments as a cash management strategy. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
O’Reilly Automotive, Inc.	2.3%
Dover Corp.	2.2%
Alliance Data Systems Corp.	2.1%
Intuitive Surgical, Inc.	2.0%
Global Payments, Inc.	1.9%
DaVita, Inc.	1.8%
MSC Industrial Direct Co., Inc. - Class A	1.8%
PPG Industries, Inc.	1.8%
Bed Bath & Beyond, Inc.	1.7%
Citrix Systems, Inc.	1.7%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

38	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (16.6%)
*	Bed Bath & Beyond, Inc.	242,700	14,069
*	BorgWarner, Inc.	124,700	7,948
	Chico’s FAS, Inc.	853,700	9,510
*	Deckers Outdoor Corp.	54,600	4,126
*	Dollar Tree, Inc.	122,050	10,144
*	GameStop Corp. – Class A	205,500	4,959
	Limited Brands, Inc.	215,100	8,679
	Macy’s, Inc.	261,800	8,425
	The McGraw-Hill Cos., Inc.	214,600	9,651
*	Michael Kors Holdings, Ltd.	32,200	878
	Nordstrom, Inc.	225,000	11,185
*	O’Reilly Automotive, Inc.	231,060	18,473
*	Penn National Gaming, Inc.	271,300	10,328
	Polaris Industries, Inc.	198,700	11,123
*	Priceline.com, Inc.	11,600	5,426

	Total		134,924

	Consumer Staples (5.4%)
	Beam, Inc.	239,800	12,285
	Church & Dwight Co., Inc.	203,800	9,326
	Mead Johnson Nutrition Co.	166,900	11,471
*	Ralcorp Holdings, Inc.	121,300	10,371

	Total		43,453

	Energy (8.5%)
*	Cameron International Corp.	216,100	10,630
*	Concho Resources, Inc.	80,400	7,538
	Core Laboratories N.V.	52,400	5,971
*	Denbury Resources, Inc.	666,100	10,058
*	FMC Technologies, Inc.	132,300	6,910
*	Oasis Petroleum, Inc.	273,300	7,950
	SM Energy Co.	119,500	8,736
*	Weatherford International, Ltd.	747,900	10,949

	Total		68,742

	Financials (5.3%)
*	CBRE Group, Inc.	486,200	7,400
	DuPont Fabros Technology, Inc.	331,400	8,026
*	IntercontinentalExchange, Inc.	105,683	12,740
	Lazard, Ltd. - Class A	215,000	5,614
	Raymond James Financial, Inc.	302,200	9,356

	Total		43,136

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Health Care (12.2%)
	AmerisourceBergen Corp.	361,200	13,433
*	Cerner Corp.	176,600	10,817
*	Covance, Inc.	243,400	11,128
*	DaVita, Inc.	197,450	14,969
*	Express Scripts, Inc.	295,100	13,188
*	IDEXX Laboratories, Inc.	95,712	7,366
*	Intuitive Surgical, Inc.	34,700	16,066
*	Mettler-Toledo International, Inc.	84,300	12,452

	Total		99,419

	Industrials (15.5%)
*	BE Aerospace, Inc.	277,500	10,742
*	Corrections Corp. of America	588,900	11,996
	Cummins, Inc.	92,100	8,107
	Dover Corp.	307,600	17,856
	Expeditors International of Washington, Inc.	299,560	12,270
	Joy Global, Inc.	50,900	3,816
*	Kansas City Southern	170,500	11,596
	MSC Industrial Direct Co., Inc. - Class A	204,700	14,646
*	Owens Corning, Inc.	215,900	6,201
	Robert Half International, Inc.	379,300	10,795
	Roper Industries, Inc.	143,300	12,448
*	WESCO International, Inc.	107,760	5,712

	Total		126,185

	Information Technology (23.3%)
*	Alliance Data Systems Corp.	166,000	17,237
	Altera Corp.	251,600	9,334
	Amphenol Corp. – Class A	241,000	10,939
*	Atmel Corp.	1,148,900	9,306
*	Autodesk, Inc.	408,800	12,399
	Avago Technologies, Ltd.	261,400	7,544
*	Citrix Systems, Inc.	221,500	13,449
*	Cognizant Technology Solutions Corp. – Class A	150,400	9,672
*	F5 Networks, Inc.	105,100	11,153
	Global Payments, Inc.	321,900	15,252
*	Informatica Corp.	261,200	9,646
*	Juniper Networks, Inc.	199,900	4,080
	Microchip Technology, Inc.	191,295	7,007
*	Skyworks Solutions, Inc.	691,400	11,215
*	Teradata Corp.	120,400	5,841
*	VeriFone Systems, Inc.	281,800	10,010
	Western Union Co.	693,700	12,667

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Zebra Technologies Corp. - Class A	354,600	12,688

	Total		189,439

	Materials (5.9%)
	Airgas, Inc.	102,400	7,995
	Ecolab, Inc.	226,000	13,065
	PPG Industries, Inc.	175,000	14,611
	Praxair, Inc.	55,240	5,905
	Titanium Metals Corp.	434,100	6,503

	Total		48,079

	Telecommunication Services (1.6%)
*	SBA Communications Corp. - Class A	297,000	12,759

	Total		12,759

	Total Common Stocks
	(Cost: $651,984)		766,136

	Short-Term Investments (5.1%)

	Federal Government & Agencies (1.3%)
	Federal Home Loan Bank, 0.01%, 3/7/12	10,000,000	9,999

	Total		9,999

	Finance Services (0.6%)
	Alpine Securitization Corp., 0.24%, 1/27/12	5,000,000	4,999

	Total		4,999

	Food Processors (0.6%)
	Kellogg Co., 0.19%, 1/5/12	5,000,000	5,000

	Total		5,000

	Oil and Gas (0.4%)
(b)	Devon Energy Corp., 0.37%, 1/5/12	3,000,000	3,000

	Total		3,000

	Restaurants (1.0%)
	Darden Restaurants, Inc., 0.28%, 1/3/12	8,500,000	8,500

	Total		8,500

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	39

Mid Cap Growth Stock Portfolio

Short-Term Investments (5.1%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.2%)
Sheffield Receivables Corp., 0.35%, 1/26/12	10,000,000	9,998

Total		9,998

Total Short-Term Investments
(Cost: $41,496)		41,496

Total Investments (99.4%)
(Cost: $693,480)(a)		807,632

Other Assets, Less
Liabilities (0.6%)		5,150

Net Assets (100.0%)		812,782

*	Non-Income Producing

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $695,287 and the net unrealized appreciation of investments based on that cost was $112,345 which is comprised of $142,500 aggregate gross unrealized appreciation and $30,155 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $23,280)	271	3/12	$ 494

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$766,136	$-	$-
Short-Term Investments	-	41,496	-
Other Financial Instruments^
Futures	494	-	-
Total	$766,630	$41,496	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

40	Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks included in the S&P MidCap 400® Index in approximately the same proportion as each stock’s weighting in the Index.	$439 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index (the “Index”), which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and swap agreements to help achieve full replication.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the S&P 500® Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited overall from modest economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—caused stocks to stumble badly. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared. In that environment, large cap stocks outperformed shares of mid and small sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 2.11%, (1.73%), and 1.02%, respectively.

Within the S&P MidCap 400® Index, the traditionally defensive Consumer Staples and Utilities sectors performed best by a significant margin, each producing double-digit gains. These shares were attractive in a year when investors sought to avoid stocks of companies with exposure to the global economic slowdown and growing crisis in Europe. In addition, in a volatile, low return environment, these shares were attractive for their comparatively lower valuations and higher dividend yields. It was a similar story for Health Care and Telecommunication Services stocks—two traditionally value-oriented sectors that marginally outperformed the Index as a whole.

Consumer Discretionary stocks also managed to outperform the broader Index. Performance varied widely within the sector, however, as media and some auto-related industries had sharply negative returns, while multiline and specialty retailers and hotels, restaurants, and leisure shares did very well. Materials and Industrial stocks finished the year near even, though performance within these sectors varied in part according to exposure to slowing global growth.

Financials underperformed the Index, with only mid-cap real estate investment trusts and insurance companies providing positive returns in the sector. The Energy portion of the Index also had negative returns, dragged down by oil, gas and consumable fuels providers. Information Technology stocks performed worst in the Index, reflecting the challenging environment for growth-oriented mid cap shares in 2011. Just one of the sector’s eight industry segments had a positive return for the year.

Portfolio Results

The Index 400 Stock Portfolio had a total return of (1.92%) in the twelve months ended December 31, 2011. That was in line with the (1.73%) return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid Cap Core Funds, was (3.86%), according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2011, there were 42 stocks added to the Index, and a like number of companies were eliminated. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

Portfolio Manager Outlook

We are cautiously optimistic about stocks going forward. Corporate America has generally made progress improving balance sheets and engaging in shareholder-friendly behavior, such as increasing dividend payouts and buying back shares. Nevertheless, the market faces a number of risks—from potential crises in Europe and a potential slowdown by emerging market economies, among others—that mean we are likely to see a continuation of the volatile trading that characterized 2011.

Index 400 Stock Portfolio	41

Index 400 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	-1.92%	3.14%	6.83%
S&P MidCap 400® Index	-1.73%	3.32%	7.04%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	-3.86%	1.19%	5.87%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as S&P MidCap 400® Index stock futures and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Kansas City Southern	0.7%
Hansen Natural Corp.	0.6%
Vertex Pharmaceuticals, Inc.	0.6%
AMETEK, Inc.	0.6%
The Macerich Co.	0.6%
Church & Dwight Co., Inc.	0.6%
Green Mountain Coffee Roasters, Inc.	0.5%
Henry Schein, Inc.	0.5%
Federal Realty Investment Trust	0.5%
SL Green Realty Corp.	0.5%

Sector Allocation 12/31/11

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

42	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.9%)
*	99 Cents Only Stores	18,033	396
	Aaron’s, Inc.	28,900	771
	Advance Auto Parts, Inc.	27,700	1,929
*	Aeropostale, Inc.	30,875	471
*	AMC Networks, Inc. - Class A	22,000	827
	American Eagle Outfitters, Inc.	74,050	1,132
	American Greetings Corp. - Class A	15,300	191
*	Ann, Inc.	20,050	497
*	Ascena Retail Group, Inc.	25,700	764
*	Bally Technologies, Inc.	16,600	657
*	Barnes & Noble, Inc.	15,600	226
	Bob Evans Farms, Inc.	11,200	376
	Brinker International, Inc.	30,775	823
*	The Cheesecake Factory, Inc.	20,850	612
	Chico’s FAS, Inc.	64,100	714
*	Collective Brands, Inc.	23,142	333
*	Deckers Outdoor Corp.	14,800	1,118
	Dick’s Sporting Goods, Inc.	36,900	1,361
*	DreamWorks Animation SKG, Inc. - Class A	27,100	450
	Foot Locker, Inc.	58,500	1,395
*	Fossil, Inc.	20,100	1,595
	Gentex Corp.	54,800	1,621
	Guess?, Inc.	25,500	760
*	Hanesbrands, Inc.	37,100	811
	HSN, Inc.	15,400	558
	International Speedway Corp. - Class A	10,800	274
*	ITT Educational Services, Inc.	7,600	432
	John Wiley & Sons, Inc. - Class A	18,200	808
	KB Home	27,600	185
*	Lamar Advertising Co. - Class A	22,400	616
*	Life Time Fitness, Inc.	16,200	757
*	LKQ Corp.	56,000	1,684
	M.D.C. Holdings, Inc.	14,300	252
	Matthews International Corp. - Class A	10,900	343
	Meredith Corp.	14,300	467
*	Mohawk Industries, Inc.	21,800	1,305
*	The New York Times Co. - Class A	46,200	357
*	NVR, Inc.	1,900	1,303
*	Office Depot, Inc.	107,200	230
*	Panera Bread Co. - Class A	11,300	1,598
	PetSmart, Inc.	42,700	2,190
	Polaris Industries, Inc.	26,400	1,478
	PVH Corp.	25,800	1,819

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	RadioShack Corp.	38,200	371
	Regis Corp.	22,100	366
	Rent-A-Center, Inc.	22,500	832
*	Saks, Inc.	61,100	596
	Scholastic Corp.	9,700	291
*	Scientific Games Corp. - Class A	22,200	215
	Service Corp. International	87,100	928
	Signet Jewelers, Ltd.	33,200	1,459
	Sotheby’s	25,800	736
	Strayer Education, Inc.	4,400	428
	Thor Industries, Inc.	16,800	461
*	Toll Brothers, Inc.	56,200	1,148
	Tractor Supply Co.	27,100	1,901
	Tupperware Brands Corp.	21,900	1,226
*	Under Armour, Inc.	14,000	1,005
*	Valassis Communications, Inc.	17,100	329
*	The Warnaco Group, Inc.	15,500	776
	The Wendy’s Co.	113,000	606
	Williams-Sonoma, Inc.	39,600	1,525
*	WMS Industries, Inc.	21,300	437

	Total		52,122

	Consumer Staples (3.9%)
	Church & Dwight Co., Inc.	54,700	2,503
	Corn Products International, Inc.	29,001	1,525
*	Energizer Holdings, Inc.	25,600	1,983
	Flowers Foods, Inc.	43,100	818
*	Green Mountain Coffee Roasters, Inc.	49,600	2,225
*	Hansen Natural Corp.	29,000	2,672
	Lancaster Colony Corp.	7,600	527
*	Ralcorp Holdings, Inc.	21,100	1,804
	Ruddick Corp.	18,800	802
*	Smithfield Foods, Inc.	62,400	1,515
	Tootsie Roll Industries, Inc.	9,493	225
	Universal Corp.	8,900	409

	Total		17,008

	Energy (6.3%)
	Arch Coal, Inc.	80,900	1,174
*	Atwood Oceanics, Inc.	21,600	860
*	Bill Barrett Corp.	17,900	610
	CARBO Ceramics, Inc.	7,600	937
	Cimarex Energy Co.	32,800	2,030
*	Comstock Resources, Inc.	18,200	278
*	Dresser-Rand Group, Inc.	28,800	1,437
*	Dril-Quip, Inc.	13,200	869
	Energen Corp.	27,600	1,380
*	Forest Oil Corp.	42,800	580

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Helix Energy Solutions Group, Inc.	40,300	637
	HollyFrontier Corp.	79,480	1,860
*	Northern Oil and Gas, Inc.	24,100	578
	Oceaneering International, Inc.	41,300	1,905
*	Oil States International, Inc.	19,600	1,497
*	Patriot Coal Corp.	34,900	296
	Patterson-UTI Energy, Inc.	59,000	1,179
*	Plains Exploration & Production Co.	53,866	1,978
*	Quicksilver Resources, Inc.	45,800	307
	SM Energy Co.	24,500	1,791
	Southern Union Co.	47,700	2,009
*	Superior Energy Services, Inc.	30,500	867
	Tidewater, Inc.	19,800	976
*	Unit Corp.	15,800	733
	World Fuel Services Corp.	27,200	1,142

	Total		27,910

	Financials (18.8%)
*	Affiliated Managers Group, Inc.	20,400	1,957
	Alexandria Real Estate Equities, Inc.	23,700	1,635
	American Campus Communities, Inc.	27,100	1,137
	American Financial Group, Inc.	29,450	1,086
	Apollo Investment Corp.	77,679	500
	Arthur J. Gallagher & Co.	43,300	1,448
	Aspen Insurance Holdings, Ltd.	27,000	715
	Associated Banc-Corp.	66,363	741
	Astoria Financial Corp.	32,000	272
	BancorpSouth, Inc.	27,800	306
	Bank of Hawaii Corp.	17,800	792
	BRE Properties, Inc.	28,800	1,454
	Brown & Brown, Inc.	44,400	1,005
	Camden Property Trust	27,300	1,699
	Cathay General Bancorp	30,100	449
	City National Corp.	17,900	791
	Commerce Bancshares, Inc.	30,293	1,155
	Corporate Office Properties Trust	27,500	585
	Cullen/Frost Bankers, Inc.	23,400	1,238
	Duke Realty Corp.	96,700	1,165
	East West Bancorp, Inc.	57,000	1,126
	Eaton Vance Corp.	43,900	1,038
	Equity One, Inc.	22,800	387

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	43

Index 400 Stock Portfolio

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Essex Property Trust, Inc.	13,000	1,827
	Everest Re Group, Ltd.	20,500	1,724
	Federal Realty Investment Trust	24,300	2,205
	Fidelity National Financial, Inc. - Class A	83,791	1,335
	First American Financial Corp.	40,300	511
	First Niagara Financial Group, Inc.	132,910	1,147
	FirstMerit Corp.	41,710	631
	Fulton Financial Corp.	76,500	750
	Greenhill & Co., Inc.	11,000	400
	Hancock Holding Co.	32,400	1,036
	Hanover Insurance Group, Inc.	17,200	601
	HCC Insurance Holdings, Inc.	43,450	1,195
	Highwoods Properties, Inc.	27,700	822
	Home Properties, Inc.	18,400	1,059
	Hospitality Properties Trust	47,200	1,085
	International Bancshares Corp.	20,300	372
	Janus Capital Group, Inc.	71,300	450
	Jefferies Group, Inc.	55,700	766
	Jones Lang LaSalle, Inc.	16,600	1,017
	Kemper Corp.	19,200	561
	Liberty Property Trust	44,400	1,371
	The Macerich Co.	50,388	2,550
	Mack-Cali Realty Corp.	33,300	889
	Mercury General Corp.	13,800	630
*	MSCI, Inc. - Class A	46,100	1,518
	National Retail Properties, Inc.	39,500	1,042
	New York Community Bancorp, Inc.	167,221	2,069
	Old Republic International Corp.	97,675	905
	OMEGA Healthcare Investors, Inc.	39,400	762
	Potlatch Corp.	15,347	477
	Prosperity Bancshares, Inc.	17,900	722
	Protective Life Corp.	31,700	715
	Raymond James Financial, Inc.	39,025	1,208
	Rayonier, Inc.	46,199	2,062
	Realty Income Corp.	50,900	1,779
	Regency Centers Corp.	34,400	1,294
	Reinsurance Group of America, Inc.	28,000	1,463
	SEI Investments Co.	56,000	972
	Senior Housing Properties Trust	62,200	1,396
*	Signature Bank	17,600	1,056
	SL Green Realty Corp.	32,900	2,192
	StanCorp Financial Group, Inc.	16,900	621

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	SVB Financial Group	16,600	792
	Synovus Financial Corp.	300,200	423
	Taubman Centers, Inc.	22,100	1,372
	TCF Financial Corp.	60,300	622
	Transatlantic Holdings, Inc.	22,000	1,204
	Trustmark Corp.	24,500	595
	UDR, Inc.	83,702	2,101
	Valley National Bancorp	65,011	804
	W.R. Berkley Corp.	42,450	1,460
	Waddell & Reed Financial, Inc. - Class A	32,600	808
	Washington Federal, Inc.	41,165	576
	Webster Financial Corp.	28,100	573
	Weingarten Realty Investors	46,200	1,008
	Westamerica Bancorporation	10,900	479

	Total		82,685

	Health Care (9.2%)
*	Allscripts Healthcare Solutions, Inc.	72,500	1,373
*	AMERIGROUP Corp.	18,300	1,081
*	Bio-Rad Laboratories, Inc. - Class A	7,500	720
*	Catalyst Health Solutions, Inc.	19,100	993
*	Charles River Laboratories International, Inc.	18,900	517
*	Community Health Systems, Inc.	34,600	604
	The Cooper Cos., Inc.	18,200	1,283
*	Covance, Inc.	23,200	1,061
*	Endo Pharmaceuticals Holdings, Inc.	44,700	1,544
*	Gen-Probe, Inc.	17,800	1,052
*	Health Management Associates, Inc. - Class A	97,100	716
*	Health Net, Inc.	31,700	964
*	Henry Schein, Inc.	34,500	2,223
	Hill-Rom Holdings, Inc.	23,600	795
*	HMS Holdings Corp.	32,500	1,039
*	Hologic, Inc.	100,600	1,762
*	IDEXX Laboratories, Inc.	21,500	1,655
*	LifePoint Hospitals, Inc.	18,400	684
	Lincare Holdings, Inc.	33,850	870
*	Masimo Corp.	22,900	428
	Medicis Pharmaceutical Corp. - Class A	24,100	801
*	MEDNAX, Inc.	18,700	1,347
*	Mettler-Toledo International, Inc.	12,100	1,787
	Omnicare, Inc.	43,700	1,505
	Owens & Minor, Inc.	24,250	674
*	Regeneron Pharmaceuticals, Inc.	29,000	1,607
*	ResMed, Inc.	56,200	1,427

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	STERIS Corp.	22,200	662
	Techne Corp.	14,100	962
	Teleflex, Inc.	15,600	956
*	Thoratec Corp.	22,900	769
*	United Therapeutics Corp.	19,800	936
	Universal Health Services, Inc. - Class B	36,900	1,434
*	VCA Antech, Inc.	33,100	654
*	Vertex Pharmaceuticals, Inc.	79,700	2,647
*	WellCare Health Plans, Inc.	16,400	861

	Total		40,393

	Industrials (15.2%)
	Acuity Brands, Inc.	16,100	853
*	Aecom Technology Corp.	44,100	907
*	AGCO Corp.	37,100	1,594
*	Alaska Air Group, Inc.	13,600	1,021
	Alexander & Baldwin, Inc.	15,900	649
	Alliant Techsystems, Inc.	12,600	720
	AMETEK, Inc.	61,175	2,576
*	BE Aerospace, Inc.	39,400	1,525
	The Brink’s Co.	17,900	481
	Carlisle Cos., Inc.	23,300	1,032
	CLARCOR, Inc.	19,200	960
*	Clean Harbors, Inc.	18,100	1,154
	Con-way, Inc.	21,200	618
*	Copart, Inc.	20,386	976
	The Corporate Executive Board Co.	12,700	484
*	Corrections Corp. of America	38,000	774
	Crane Co.	18,700	874
	Deluxe Corp.	19,400	442
	Donaldson Co., Inc.	28,500	1,940
*	Esterline Technologies Corp.	11,700	655
	Exelis, Inc.	70,600	639
*	Fortune Brands Home & Security, Inc.	59,500	1,013
*	FTI Consulting, Inc.	15,700	666
	Gardner Denver, Inc.	19,300	1,487
	GATX Corp.	17,800	777
*	General Cable Corp.	19,900	498
	Graco, Inc.	22,800	932
	Granite Construction, Inc.	13,300	316
	Harsco Corp.	30,900	636
	Herman Miller, Inc.	22,300	412
	HNI Corp.	17,100	446
	Hubbell, Inc. - Class B	22,500	1,504
*	Huntington Ingalls Industries, Inc.	18,700	585
	IDEX Corp.	31,880	1,183
	ITT Corp.	35,500	686
	J.B. Hunt Transport Services, Inc.	34,400	1,550
*	JetBlue Airways Corp.	78,125	406
*	Kansas City Southern	42,000	2,856

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	KBR, Inc.	56,900	1,586
	Kennametal, Inc.	30,400	1,110
*	Kirby Corp.	21,300	1,402
*	Korn/Ferry International	18,200	311
	Landstar System, Inc.	17,900	858
	Lennox International, Inc.	19,700	665
	Lincoln Electric Holdings, Inc.	32,000	1,252
	Manpower, Inc.	31,200	1,115
	Mine Safety Appliances Co.	11,800	391
	MSC Industrial Direct Co., Inc. -Class A	17,500	1,252
	Nordson Corp.	22,800	939
*	Oshkosh Corp.	34,900	746
	Pentair, Inc.	37,700	1,255
	Regal-Beloit Corp.	15,900	810
	Rollins, Inc.	24,630	547
*	The Shaw Group, Inc.	24,856	669
	SPX Corp.	19,500	1,175
*	Terex Corp.	41,900	566
*	Thomas & Betts Corp.	19,900	1,087
	The Timken Co.	32,100	1,243
	Towers Watson & Co. - Class A	19,700	1,181
	Trinity Industries, Inc.	30,650	921
	Triumph Group, Inc.	16,500	965
*	United Rentals, Inc.	23,923	707
*	URS Corp.	30,400	1,068
	UTI Worldwide, Inc.	39,300	522
	Valmont Industries, Inc.	8,600	781
	Wabtec Corp.	18,300	1,280
	Waste Connections, Inc.	42,750	1,417
	Watsco, Inc.	10,800	709
	Werner Enterprises, Inc.	16,950	409
	Woodward, Inc.	22,900	937

	Total		66,703

	Information Technology (14.0%)
*	ACI Worldwide, Inc.	12,800	367
*	Acxiom Corp.	29,902	365
	ADTRAN, Inc.	24,300	733
*	Advent Software, Inc.	12,200	297
*	Alliance Data Systems Corp.	19,100	1,983
*	ANSYS, Inc.	35,300	2,022
*	AOL, Inc.	37,200	562
*	Arrow Electronics, Inc.	42,700	1,597
*	Atmel Corp.	176,800	1,432
*	Avnet, Inc.	56,700	1,763
	Broadridge Financial Solutions, Inc.	47,400	1,069
*	Cadence Design Systems, Inc.	104,100	1,083
*	Ciena Corp.	37,000	448
*	Compuware Corp.	82,400	686
*	Concur Technologies, Inc.	17,800	904
*	Convergys Corp.	45,900	586
*	CoreLogic, Inc.	40,700	526
*	Cree, Inc.	44,100	972

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Cypress Semiconductor Corp.	59,200	1,000
	Diebold, Inc.	23,900	719
	DST Systems, Inc.	12,800	583
*	Equinix, Inc.	18,100	1,835
	FactSet Research Systems, Inc.	17,300	1,510
	Fair Isaac Corp.	13,600	487
*	Fairchild Semiconductor International, Inc.	48,300	581
*	Gartner, Inc.	36,300	1,262
	Global Payments, Inc.	29,900	1,417
*	Informatica Corp.	40,600	1,499
*	Ingram Micro, Inc. - Class A	58,600	1,066
*	Integrated Device Technology, Inc.	54,330	297
*	International Rectifier Corp.	26,400	513
	Intersil Corp. - Class A	48,300	504
*	Itron, Inc.	15,600	558
	Jack Henry & Associates, Inc.	33,100	1,112
*	Lam Research Corp.	45,700	1,692
	Lender Processing Services, Inc.	32,300	487
	ManTech International Corp. - Class A	8,900	278
*	MEMC Electronic Materials, Inc.	88,100	347
*	Mentor Graphics Corp.	35,700	484
*	MICROS Systems, Inc.	30,600	1,425
*	Monster Worldwide, Inc.	49,200	390
	National Instruments Corp.	35,475	921
*	NCR Corp.	60,200	991
*	NeuStar, Inc. - Class A	25,007	854
*	Parametric Technology Corp.	44,700	816
	Plantronics, Inc.	16,600	592
*	Polycom, Inc.	67,700	1,103
*	QLogic Corp.	38,500	577
*	Quest Software, Inc.	21,600	402
*	Rackspace Hosting, Inc.	39,600	1,703
*	RF Micro Devices, Inc.	106,200	573
*	Riverbed Technology, Inc.	59,300	1,393
*	Rovi Corp.	42,000	1,032
*	Semtech Corp.	25,300	628
*	Silicon Laboratories, Inc.	16,000	695
*	Skyworks Solutions, Inc.	71,800	1,165
	Solera Holdings, Inc.	27,100	1,207
*	Synopsys, Inc.	54,800	1,491
*	Tech Data Corp.	15,800	781
	Tellabs, Inc.	139,500	564
*	TIBCO Software, Inc.	61,600	1,473
*	Trimble Navigation, Ltd.	47,100	2,044
*	ValueClick, Inc.	31,600	515
*	VeriFone Systems, Inc.	40,200	1,428
*	Vishay Intertechnology, Inc.	60,087	540

	Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Zebra Technologies Corp. - Class A	19,900	712

	Total		61,641

	Materials (6.2%)
	Albemarle Corp.	33,900	1,746
	AptarGroup, Inc.	25,300	1,320
	Ashland, Inc.	29,900	1,709
	Cabot Corp.	24,400	784
	Carpenter Technology Corp.	16,900	870
	Commercial Metals Co.	44,200	611
	Compass Minerals International, Inc.	12,600	868
	Cytec Industries, Inc.	19,000	848
	Domtar Corp.	13,900	1,112
	Grief, Inc. - Class A	11,800	538
*	Intrepid Potash, Inc.	20,100	455
*	Louisiana-Pacific Corp.	52,100	421
	Martin Marietta Materials, Inc.	17,500	1,320
	Minerals Technologies, Inc.	6,800	384
	NewMarket Corp.	4,000	792
	Olin Corp.	30,600	601
	Packaging Corp. of America	37,400	944
	Reliance Steel & Aluminum Co.	28,700	1,397
	Rock-Tenn Co. - Class A	27,000	1,558
	RPM International, Inc.	50,100	1,230
	The Scotts Miracle-Gro Co. - Class A	16,500	770
	Sensient Technologies Corp.	19,100	724
	Silgan Holdings, Inc.	18,913	731
	Sonoco Products Co.	38,200	1,259
	Steel Dynamics, Inc.	83,600	1,099
	Temple-Inland, Inc.	41,900	1,329
	The Valspar Corp.	35,700	1,391
	Worthington Industries, Inc.	20,500	336

	Total		27,147

	Telecommunication Services (0.4%)
	Telephone and Data Systems, Inc.	35,200	911
*	tw telecom, Inc.	57,100	1,107

	Total		2,018

	Utilities (5.4%)
	Alliant Energy Corp.	42,400	1,870
	Aqua America, Inc.	52,933	1,167
	Atmos Energy Corp.	34,500	1,151
	Black Hills Corp.	15,100	507
	Cleco Corp.	23,200	884
	Great Plains Energy, Inc.	51,877	1,130
	Hawaiian Electric Industries, Inc.	36,700	972
	IDACORP, Inc.	19,000	806

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	45

Index 400 Stock Portfolio

Common Stocks (91.3%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
MDU Resources Group, Inc.	72,200	1,549
National Fuel Gas Co.	31,700	1,762
NSTAR	39,600	1,860
NV Energy, Inc.	90,181	1,474
OGE Energy Corp.	37,500	2,127
PNM Resources, Inc.	30,450	555
Questar Corp.	67,900	1,348
UGI Corp.	44,100	1,297
Vectren Corp.	31,300	946
Westar Energy, Inc.	44,800	1,289
WGL Holdings, Inc.	19,700	871

Total		23,565

Total Common Stocks
(Cost: $372,972)		401,192

Short-Term Investments (8.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Products (1.1%)
Unilever Capital Corp., 0.06%, 1/10/12	5,000,000	5,000

Total		5,000

Federal Government & Agencies (2.4%)
Federal Home Loan Bank, 0.01%, 2/7/12	5,000,000	5,000
Federal Home Loan Bank, 0.015%, 3/21/12	5,000,000	4,999

Total		9,999

Food Processors (1.1%)
Kellogg Co., 0.19%, 1/5/12	5,000,000	5,000

Total		5,000

Health Care/Pharmaceuticals (1.1%)
Roche Holdings, Inc., 0.04%, 1/13/12	5,000,000	5,000

Total		5,000

	Short-Term Investments (8.8%)	Shares/ $ Par	Value $ (000’s)

	Restaurants (2.0%)
	Darden Restaurants, Inc., 0.28%, 1/3/12	8,600,000	8,600

	Total		8,600

	Short Term Business Credit (1.1%)
(b)	Sheffield Receivables Corp., 0.35%, 1/26/12	5,000,000	4,999

	Total		4,999

	Total Short-Term Investments
	(Cost: $38,598)		38,598

	Total Investments (100.1%)
	(Cost: $411,570)(a)		439,790

	Other Assets, Less
	Liabilities (-0.1%)		(395)

	Net Assets (100.0%)		439,395

*	Non-Income Producing

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $412,681 and the net unrealized appreciation of investments based on that cost was $27,109 which is comprised of $77,628 aggregate gross unrealized appreciation and $50,519 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $37,801)	444	3/12	$1,150

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$401,192	$-	$-
Short-Term Investments	-	38,598	-
Other Financial Instruments^ Futures	1,150	-	-
Total	$402,342	$38,598	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

46	Index 400 StockPortfolio

Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are believed to be undervalued in relation to their fundamentals.	$124 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. In selecting securities for the Portfolio, American Century attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.

Market Overview

Stocks recorded mixed results in 2011 as some indices eked out small gains and others posted modest losses. Market volatility was high as investors confronted political turmoil in the Middle East; Japan’s earthquake, tsunami, and nuclear accident; the European debt crisis; and a political stalemate in the U.S. over the raising of the debt ceiling. Lackluster U.S. growth also dampened investor sentiment, though conditions improved in the final months of the year. Corporate earnings remained solid and employers began to add jobs. In this environment, investors generally favored higher yielding securities. Growth stocks outperformed value stocks, except in the mid cap sphere where value stocks beat their growth counterparts.

Portfolio Results

The Portfolio returned (0.61%) for the twelve months ended December 31, 2011. By comparison, the Russell MidCap® Value Index (the “Index”) returned (1.38%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Value Funds peer group was (4.49%).

Within the Financials sector, the Portfolio’s underweight position and effective security selection contributed to relative results. Within the insurance industry, the Portfolio owned TransAtlantic Holdings, a global reinsurance company. Shares of TransAtlantic surged on news that it had entered a merger agreement with Allied World Assurance Co. Holdings. The stock continued to perform well as several other suitors made additional offers. Ultimately, TransAtlantic agreed to be acquired by Alleghany Corp.

The Portfolio also benefited from an investment in American Tower Corp., which was not represented in the Index. American Tower announced it was planning to convert itself into a REIT (real estate investment trust) at the end of 2011, attracting more investors to the stock.

The Financials sector also provided two top detractors — Northern Trust, which provides investment management services to wealthy individuals and institutions, and Hudson City Bancorp, a regional bank operating primarily in New Jersey and New York. The low interest rate environment raised concerns about both companies’ future earnings power.

The Portfolio’s overweight in Consumer Staples added to relative performance as investors gravitated to more defensive stocks. The Portfolio benefited from a focus on higher quality names, particularly among food and household products stocks, many of which offered attractive dividend yields. Two notable Consumer Staples contributors were Kimberly-Clark Corp. and General Mills. Kimberly-Clark demonstrated strong pricing power even as commodities prices, specifically the price of pulp, increased. Food maker General Mills gained market share and mitigated higher commodities costs by hiking prices and improving cost efficiencies.

In the Consumer Discretionary sector, the Portfolio’s underweight in the media industry detracted from relative results. Media stocks, especially television names, recorded gains during the reporting period on strong advertising sales.

Household durables supplied a key detractor. Shares of Whirlpool Corp. fell on weaker demand for appliances in the U.S. and overseas, combined with higher input costs for materials such as steel. In specialty retailing, the Portfolio was hampered by an investment in office supply retailer Staples, which declined on weakness in white-collar employment and poor cost management in its European operations.

The Portfolio’s underweight in Utilities, the strongest performing sector in the Index, dampened relative results. Utilities stocks, which are generally viewed as defensive instruments in difficult economic times, outperformed. The Portfolio’s underweight in the sector was based on American Century’s assessment that Utilities stocks were overvalued during the period.

Mid Cap Value Portfolio	47

Mid Cap Value Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the Portfolio. As of December 31, 2011, we see opportunity in the Industrials and Health Care sectors reflected by overweight positions in these sectors relative to the Index. Fundamental analysis and valuation work have led to smaller relative weightings in Financials, Utilities, Information Technology and Consumer Discretionary stocks.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	Since Inception*
Mid Cap Value Portfolio	-0.61%	-0.97%	7.13%
Russell MidCap® Value Index	-1.38%	0.04%	9.80%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	-4.49%	0.13%	-

*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments for hedging purposes or as a cash management strategy. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may engage in active and frequent trading in pursuit of its investment objective. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.6%
iShares Russell Midcap Value Index Fund	2.5%
Zimmer Holdings, Inc.	2.1%
Imperial Oil, Ltd.	2.0%
Lowe’s Cos., Inc.	2.0%
Ralcorp Holdings, Inc.	1.9%
Tyco International, Ltd.	1.7%
Kimberly-Clark Corp.	1.7%
Westar Energy, Inc.	1.5%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

48	Mid Cap Value Portfolio

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (93.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (7.9%)
	CEC Entertainment, Inc.	34,643	1,194
	Hasbro, Inc.	10,100	322
	International Speedway Corp. - Class A	16,663	422
	Lowe’s Cos., Inc.	99,064	2,514
	Omnicom Group, Inc.	9,726	434
	Speedway Motorsports, Inc.	16,834	258
	Staples, Inc.	95,110	1,321
	Target Corp.	17,536	898
	Time Warner Cable, Inc.	20,000	1,271
	Whirlpool Corp.	25,855	1,227

	Total		9,861

	Consumer Staples (8.3%)
	The Clorox Co.	14,058	936
	Dr. Pepper Snapple Group, Inc.	40,200	1,587
	General Mills, Inc.	11,176	452
	H.J. Heinz Co.	9,583	518
	Kellogg Co.	20,655	1,044
	Kimberly-Clark Corp.	28,379	2,087
*	Ralcorp Holdings, Inc.	27,908	2,386
	Sysco Corp.	45,335	1,330

	Total		10,340

	Energy (4.5%)
	Apache Corp.	5,100	462
	Devon Energy Corp.	11,400	707
	EQT Corp.	6,900	378
	Murphy Oil Corp.	29,449	1,641
	Peabody Energy Corp.	13,500	447
*	Southwestern Energy Co.	14,300	457
*	Ultra Petroleum Corp.	51,803	1,535

	Total		5,627

	Financials (22.3%)
	ACE, Ltd.	8,324	584
	The Allstate Corp.	50,401	1,381
	Aon Corp.	25,376	1,188
	Capitol Federal Financial, Inc.	106,057	1,224
	The Charles Schwab Corp.	67,500	760
	The Chubb Corp.	4,634	321
	City National Corp.	10,700	473
	Comerica, Inc.	63,924	1,649
	Commerce Bancshares, Inc.	37,928	1,446
	Cullen/Frost Bankers, Inc.	9,903	524
	Franklin Resources, Inc.	6,018	578
	Government Properties Income Trust	29,081	656
	HCC Insurance Holdings, Inc.	68,123	1,873
	Host Hotels & Resorts, Inc.	50,000	738
	Hudson City Bancorp, Inc.	201,633	1,260
	Marsh & McLennan Cos., Inc.	57,458	1,817
	Northern Trust Corp.	81,015	3,213

	Common Stocks (93.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	People’s United Financial, Inc.	92,535	1,189
	Piedmont Office Realty Trust, Inc. - Class A	78,916	1,345
	State Street Corp.	10,385	419
	SunTrust Banks, Inc.	36,671	649
	Symetra Financial Corp.	42,452	385
	T. Rowe Price Group, Inc.	7,800	444
	Torchmark Corp.	7,915	343
	The Travelers Cos., Inc.	16,585	981
	Unum Group	40,151	846
	Westamerica Bancorporation	14,045	617
	Weyerhaeuser Co.	39,009	728

	Total		27,631

	Health Care (10.3%)
	Becton, Dickinson and Co.	17,200	1,285
*	Boston Scientific Corp.	167,369	894
*	CareFusion Corp.	67,173	1,707
	CIGNA Corp.	18,792	789
	Covidien PLC	15,800	711
	Eli Lilly and Co.	7,466	310
*	Hologic, Inc.	26,609	466
*	Hospira, Inc.	16,200	492
	Humana, Inc.	6,213	544
*	LifePoint Hospitals, Inc.	43,171	1,604
	Patterson Cos., Inc.	44,199	1,305
*	Select Medical Holdings Corp.	13,615	116
*	Zimmer Holdings, Inc.	48,075	2,568

	Total		12,791

	Industrials (15.0%)
	Brady Corp. - Class A	8,992	284
	Cintas Corp.	2,500	87
	Emerson Electric Co.	13,600	634
	Exelis Inc.	79,013	715
	Harsco Corp.	24,000	494
	Heartland Express, Inc.	36,600	523
	Hubbell, Inc. - Class B	10,971	733
*	Huntington Ingalls Industries, Inc.	9,424	295
	Ingersoll-Rand PLC	19,900	606
	ITT Corp.	48,106	930
	Kaydon Corp.	50,450	1,539
*	Oshkosh Corp.	24,100	515
	Republic Services, Inc.	148,192	4,083
	Snap-on, Inc.	15,900	805
	Southwest Airlines Co.	147,384	1,261
	Stanley Black & Decker, Inc.	5,080	343
*	Thomas & Betts Corp.	27,644	1,509
	Tyco International, Ltd.	45,850	2,142
	Waste Management, Inc.	19,476	637
	Xylem, Inc.	18,013	463

	Total		18,598

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	49

Mid Cap Value Portfolio

	Common Stocks (93.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (5.1%)
	Applied Materials, Inc.	173,826	1,862
*	Booz Allen Hamilton Holding Corp.	42,794	738
*	Emulex Corp.	58,887	404
	Harris Corp.	12,400	447
	Molex, Inc. - Class A	33,000	653
*	Teradyne, Inc.	117,877	1,607
*	Western Digital Corp.	18,500	572

	Total		6,283

	Materials (3.7%)
	Bemis Co., Inc.	62,954	1,894
	Minerals Technologies, Inc.	13,696	774
	Newmont Mining Corp.	22,800	1,368
	Olin Corp.	30,000	590

	Total		4,626

	Other Holdings (2.5%)
	iShares Russell Midcap Value Index Fund	71,200	3,090

	Total		3,090

	Telecommunication Services (2.9%)
	American Tower Corp. - Class A	20,658	1,240
	CenturyLink, Inc.	41,860	1,557
*	tw telecom, Inc.	42,200	818

	Total		3,615

	Utilities (11.2%)
	AGL Resources, Inc.	17,242	729
	Consolidated Edison, Inc.	11,139	691
	The Empire District Electric Co.	67,354	1,420
	Great Plains Energy, Inc.	74,777	1,629
	IDACORP, Inc.	13,500	573
	Northeast Utilities	28,875	1,042
	NV Energy, Inc.	102,352	1,673
	PG&E Corp.	44,697	1,842
	Portland General Electric Co.	26,473	670
	Westar Energy, Inc.	66,132	1,903
	Wisconsin Energy Corp.	14,358	502
	Xcel Energy, Inc.	45,023	1,244

	Total		13,918

	Total Common Stocks (Cost: $118,310)		116,380

Foreign Common Stocks (4.2%)	Country

Energy (2.0%)
Imperial Oil, Ltd.	Canada	56,627	2,523

Total			2,523

Industrials (1.5%)
Royal Philips Electronics NV	Netherlands	90,198	1,901

Total			1,901

Foreign Common Stocks (4.2%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (0.7%)
Rogers Communications, Inc. - Class B	Canada	21,400	824

Total			824

Total Foreign Common Stocks
(Cost: $5,893)			5,248

Short-Term Investments (2.0%)

Other Holdings (2.0%)
JPMorgan Money Market Fund		2,462,580	2,463

Total Short-Term Investments
(Cost: $2,463)			2,463

Total Investments (99.9%)
(Cost: $126,666)(a)			124,091

Other Assets, Less
Liabilities (0.1%)			166

Net Assets (100.0%)			124,257

The Accompanying Notes are an Integral Part of the Financial Statements.

50	Mid Cap Value Portfolio

Mid Cap Value Portfolio

*	Non-Income Producing

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $128,240 and the net unrealized depreciation of investments based on that cost was $4,149 which is comprised of $5,675 aggregate gross unrealized appreciation and $9,824 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	UBS AG	CAD	2,876	1/12	$-		$(6)	$(6)
Sell	UBS AG	EUR	1,661	1/12	22		-	22
Sell	UBS Financial/Painewebber	EUR	46	1/12	-	(m)	-	-	(m)

					$22		$(6)	$16

CAD — Canadian Dollar

EUR — Euro

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$116,380	$-	$-
Foreign Common Stocks	5,248	-	-
Short-Term Investments	-	2,463	-
Other Financial Instruments^
Forward Currency Contracts	-	22	-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(6)	-
Total	$121,628	$2,479	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	51

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital	Seek capital appreciation by investing in small companies with potential for above-average growth.	$379 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in small companies that are selected for their above-average growth potential. In evaluating individual companies, the Portfolio’s managers give consideration to factors such as company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the S&P 500® Stock Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited overall from economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—caused stocks to stumble badly. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared.

In that environment, the Russell 2000® Growth Index (the “Index”) posted marginally negative results. Returns varied widely by sector—economically sensitive Materials shares posted double-digit declines, while more traditionally defensive Consumer Staples shares had double-digit gains. Seven of the ten GICS sectors had negative returns for the year; outside of Staples, the other gainers were Health Care and Financials, each of which had marginally positive performance.

Portfolio Results

The Portfolio returned (2.78%) for the twelve months ended December 31, 2011. By comparison, the Index returned (2.91%). (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio performed in line with the (2.82%) average return of its Small Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The leading contribution to performance relative to the Index came from stock selection in the Consumer Discretionary and Information Technology sectors. In the Consumer Discretionary space, specialty retailers contributed most, behind stakes in shoe and hat retailer Genesco and Ulta Salon Cosmetics and Fragrance. Genesco was a good example of the search for stocks that the portfolio managers believed had the potential to drive earnings growth through margin expansion in an environment of modest economic growth. The company managed to improve margins by coupling effective cost controls with good top-line growth.

The Information Technology sector was home to many of the leading individual contributors to relative results. Two of these were human resource-related software service providers, RightNow Technologies and Ultimate Software Group. Another was SPS Commerce, whose software is used in supply chain management, which grew by aggressively adding business partners during 2011. Elsewhere, the number one overall individual contributor for the year was ATM owner and operator Cardtronics, which produced solid top-line growth and gained share from its competitors.

At the other end of the spectrum, the leading detractors were Financial and Health Care holdings. In Financials, a source of weakness was troubled brokerage firm MF Global Holdings, which was accused of defrauding investors after making bad bets on European debt. The Portfolio exited the position relatively early in the unfolding scandal, but not before the stock became a key detractor for the year. It also hurt to be underrepresented in shares of REITs (real estate investment trusts), which benefited from investor demand for value-oriented, dividend-paying stocks.

The main sources of weakness in Health Care were pharmaceutical firms, health care providers, and health care equipment companies. DexCom, which makes continuous glucose monitoring systems for diabetics, stumbled when the Food and Drug Administration required additional filings that delayed a product launch. The number one individual detractor for the year was communications equipment provider Calix, which underperformed when the federal government’s broadband stimulus plan failed to materialize.

During the period, the Portfolio used futures contracts to help maintain a fully invested position and total return swap agreements to gain additional exposure to the biotechnology industry. The biotechnology swaps were modest detractors from relative performance during the year.

Portfolio Manager Outlook

The market endured a difficult 2011 as a result of fears about the effect of the financial crisis in Europe. While it’s fair to ask what effect a sharp economic slowdown might have on growth here at home, the reality is that our own analysis and the company management teams we talk to show little direct impact from events in Europe. Indeed, in the small cap space, we find that companies ultimately tend to rise or fall based on their success in executing their business plan, rather than because of far-off events. Add it all up, and we tend to be fairly optimistic about the prospects for the companies we follow. But regardless of economic or market movements, we will adhere to our process of seeking what we believe to be well managed, attractively valued, fast growing, small cap companies. We believe this approach has the most potential to deliver performance over a complete market cycle.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	52

Small Cap Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	-2.78%	-0.26%	4.20%
Russell 2000® Growth Index	-2.91%	2.09%	4.48%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	-2.82%	1.82%	3.88%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in derivative instruments to protect against downside risk, to seek to enhance returns, as a cash management strategy or to gain exposure to certain sectors or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Cardtronics, Inc.	3.0%
Sourcefire, Inc.	2.7%
Omnicell, Inc.	2.5%
The Ultimate Software Group, Inc.	2.0%
Higher One Holdings, Inc.	1.9%
SPS Commerce, Inc.	1.9%
IPC The Hospitalist Co.	1.8%
LKQ Corp.	1.7%
TreeHouse Foods, Inc.	1.7%
Heckmann Corp.	1.6%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio	53

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (15.2%)
*	American Public Education, Inc.	84,090	3,639
*	Bally Technologies, Inc.	58,258	2,305
*	Bravo Brio Restaurant Group, Inc.	224,450	3,849
*	Deckers Outdoor Corp.	51,600	3,899
*	Genesco, Inc.	89,450	5,523
*	Grand Canyon Education, Inc.	230,003	3,671
*	iRobot Corp.	125,200	3,737
*	Life Time Fitness, Inc.	82,900	3,876
*	LKQ Corp.	219,565	6,605
*	Mattress Firm Holding Corp.	94,714	2,196
	The Men’s Wearhouse, Inc.	157,200	5,095
	Monro Muffler Brake, Inc.	143,209	5,555
*	Red Robin Gourmet Burgers, Inc.	75,950	2,104
*	Shuffle Master, Inc.	321,450	3,767
*	Ulta Salon, Cosmetics & Fragrance, Inc.	31,600	2,052

	Total		57,873

	Consumer Staples (4.4%)
*	Heckmann Corp.	937,400	6,234
*	TreeHouse Foods, Inc.	98,950	6,469
*	United Natural Foods, Inc.	98,519	3,942

	Total		16,645

	Energy (7.5%)
*	Approach Resources, Inc.	141,400	4,159
	CARBO Ceramics, Inc.	25,946	3,200
*	Carrizo Oil & Gas, Inc.	189,801	5,001
*	Gulfport Energy Corp.	208,500	6,140
*	Kodiak Oil & Gas Corp.	482,300	4,582
*	Superior Energy Services, Inc.	191,550	5,448

	Total		28,530

	Financials (4.9%)
*	Altisource Portfolio Solutions SA	71,900	3,608
	Boston Private Financial Holdings, Inc.	556,740	4,421
	East West Bancorp, Inc.	232,900	4,600
*	Financial Engines, Inc.	124,400	2,778
*	Portfolio Recovery Associates, Inc.	26,250	1,772
*	Stifel Financial Corp.	28,250	905

	Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	WisdomTree Investments, Inc.	104,000	629

	Total		18,713

	Health Care (15.6%)
*	Akorn, Inc.	378,150	4,205
*	Align Technology, Inc.	151,134	3,586
*	DexCom, Inc.	520,192	4,843
*	Endologix, Inc.	387,819	4,452
*	Exact Sciences Corp.	504,500	4,096
*	HealthStream, Inc.	251,500	4,640
*	HMS Holdings Corp.	91,150	2,915
*	Impax Laboratories, Inc.	148,250	2,990
*	IPC The Hospitalist Co.	146,800	6,712
*	MAP Pharmaceuticals, Inc.	112,350	1,480
*	NxStage Medical, Inc.	155,312	2,761
*	Omnicell, Inc.	577,231	9,536
	U.S. Physical Therapy, Inc.	94,000	1,850
*	Volcano Corp.	73,750	1,754
*	Zoll Medical Corp.	50,550	3,194

	Total		59,014

	Industrials (15.0%)
	Actuant Corp. - Class A	121,250	2,751
*	Chart Industries, Inc.	101,650	5,496
*	DXP Enterprises, Inc.	31,400	1,011
	Forward Air Corp.	174,900	5,606
*	GrafTech International, Ltd.	314,654	4,295
*	Heritage-Crystal Clean, Inc.	97,400	1,613
*	Huron Consulting Group, Inc.	137,487	5,326
*	The Keyw Holding Corp.	196,350	1,453
*	Mistras Group, Inc.	113,400	2,891
*	Polypore International, Inc.	43,750	1,925
	Robbins & Myers, Inc.	111,000	5,389
	Snap-on, Inc.	87,900	4,449
	Tennant Co.	79,750	3,100
*	TransDigm Group, Inc.	56,300	5,387
*	WESCO International, Inc.	57,730	3,060
*	Westport Innovations, Inc.	90,700	3,015

	Total		56,767

	Information Technology (28.4%)
*	Advanced Energy Industries, Inc.	232,417	2,494
*	Ancestry.com, Inc.	124,600	2,861
*	BroadSoft, Inc.	126,250	3,813
*	Calix, Inc.	387,150	2,505

	Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Cardtronics, Inc.	419,100	11,341
*	Cavium, Inc.	55,000	1,564
*	Cornerstone OnDemand, Inc.	118,850	2,168
*	Dice Holdings, Inc.	361,550	2,997
*	Diodes, Inc.	176,900	3,768
*	Equinix, Inc.	36,030	3,653
*	EZchip Semiconductor, Ltd.	118,750	3,364
*	Finisar Corp.	184,250	3,085
*	Higher One Holdings, Inc.	382,680	7,057
*	InterXion Holding NV	145,036	1,951
*	Microsemi Corp.	235,065	3,937
*	MicroStrategy, Inc. - Class A	14,600	1,582
	MKS Instruments, Inc.	157,055	4,369
*	Nanometrics, Inc.	247,850	4,565
	Pegasystems, Inc.	145,600	4,281
*	Riverbed Technology, Inc.	136,550	3,209
*	Sourcefire, Inc.	313,937	10,165
*	SPS Commerce, Inc.	271,600	7,048
*	Synchronoss Technologies, Inc.	183,032	5,529
*	Taleo Corp. - Class A	23,700	917
*	The Ultimate Software Group, Inc.	117,400	7,645
*	VeriFone Systems, Inc.	50,050	1,778

	Total		107,646

	Materials (1.5%)
	Balchem Corp.	136,250	5,523

	Total		5,523

	Other Holdings (1.0%)
	Market Vectors Junior Gold Miners ETF	154,100	3,806

	Total		3,806

	Telecommunication Services (1.4%)
*	AboveNet, Inc.	84,250	5,477

	Total		5,477

	Total Common Stocks
	(Cost: $322,190)		359,994

	Short-Term Investments (4.3%)

	Federal Government & Agencies (1.7%)
(k)	Federal Home Loan Bank, 0.012%, 3/28/12	5,400,000	5,400
(b)	Federal Home Loan Bank, 0.015%, 2/3/12	1,000,000	1,000

	Total		6,400

The Accompanying Notes are an Integral Part of the Financial Statements.

54	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Short-Term Investments (4.3%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas (2.6%)
Devon Energy Corp., 0.33%, 1/12/12	10,000,000	9,999

Total		9,999

Total Short-Term Investments
(Cost: $16,399)		16,399

Total Investments (99.2%)
(Cost: $338,589)(a)		376,393

Other Assets, Less
Liabilities (0.8%)		2,966

Net Assets (100.0%)		379,359

*	Non-Income Producing

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $340,321 and the net unrealized appreciation of investments based on that cost was $36,072 which is comprised of $55,484 aggregate gross unrealized appreciation and $19,412 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $1,286)	18	3/12	$44

(j)	Swap agreements outstanding on December 31, 2011.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Growth Biotechnology Industry Index	JPMorgan Chase London	3-Month USD LIBOR - 25 Bps	Russell 2000 Growth Biotechnology Industry Index	7/12	10,283	$(34)

						$(34)

(k)	Securities with an aggregate value of $5,400 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2011.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	55

Small Cap Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$359,994	$-	$-
Short-Term Investments	-	16,399	-
Other Financial Instruments^
Futures	44	-	-
Liabilities:
Other Financial Instruments^
Total Return Swaps	-	(34)	-
Total	$360,038	$16,365	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

56	Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in the stocks included in the S&P SmallCap 600® Index in approximately the same proportion as each stock’s weighting in the Index.	$54 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The S&P SmallCap 600® Index (the “Index”) is comprised of 600 selected common stocks of U.S.-based companies with small market capitalizations. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in exchange traded funds, futures contracts and swap agreements for cash management purposes and to help achieve full replication.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the S&P 500® Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited overall from modest economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—caused stocks to stumble badly. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared. In that environment, large cap stocks outperformed shares of mid and small sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 2.11%, (1.73%), and 1.02%, respectively.

Within the S&P SmallCap 600® Index, the traditionally defensive Utilities, Health Care, and Consumer Staples sectors performed best by a significant margin, with two of the three sectors producing double-digit gains. These shares were attractive in a year when investors sought to avoid stocks of companies with exposure to the global economic slowdown and growing crisis in Europe. Telecommunication Services stocks were an exception—this traditionally value-oriented sector was the worst-performing sector in the Index for the year as a result of the poor performance of a number of wireless providers and diversified telecommunication services companies, which exhibited growth-oriented characteristics more commonly associated with Information Technology services companies.

Energy and Financials stocks also managed to outperform the broader Index. Performance in the Financials space was driven by insurance, consumer finance, and real estate investment trusts, while oil, gas, and consumable fuels firms accounted for Energy’s outperformance.

At the other end of the spectrum were the more economically sensitive, growth-oriented Materials, Industrials, Information Technology and Consumer Discretionary stocks. Though small company stocks have tended to succeed or fail over time based on their own business fundamentals, these stocks are also typically vulnerable to broader market volatility, which was particularly hard on growth- and momentum-oriented shares in 2011.

Portfolio Results

The Portfolio had a return of 0.90% for the twelve months ended December 31, 2011. By comparison, the Index returned 1.02%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The average return for the Portfolio’s peer group, Small Cap Core Funds, was (3.49%), according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. In 2011 there were 59 stocks added to the Index, and a like number of companies were eliminated. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

Portfolio Manager Outlook

We are cautiously optimistic about stocks going forward. Corporate America has generally made progress improving balance sheets and engaging in shareholder-friendly behavior, such as increasing dividend payouts and buying back shares. Nevertheless, the market faces a number of risks—from potential crises in Europe and a potential slowdown by emerging market economies, among others—that mean we are likely to see a continuation of the volatile trading that characterized 2011.

Index 600 Stock Portfolio	57

Index 600 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Index 600 Stock Portfolio	0.90%	0.59%
S&P SmallCap 600® Index	1.02%	0.92%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	-3.49%	–
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in derivative instruments such as exchange-traded funds, futures and option contracts and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	1.7%
Healthspring, Inc.	0.7%
Salix Pharmaceuticals, Ltd.	0.6%
BioMed Realty Trust, Inc.	0.5%
Questcor Pharmaceuticals, Inc.	0.5%
Tanger Factory Outlet Centers, Inc.	0.5%
Piedmont Natural Gas Co., Inc.	0.5%
Cubist Pharmaceuticals, Inc.	0.5%
ProAssurance Corp.	0.5%
Delphi Financial Group, Inc. - Class A	0.5%

Sector Allocation 12/31/11

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

58	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.4%)
*	American Public Education, Inc.	1,860	81
	Arbitron, Inc.	2,841	98
*	Arctic Cat, Inc.	1,278	29
	Big 5 Sporting Goods Corp.	2,261	24
*	Biglari Holdings, Inc.	149	55
*	BJ’s Restaurants, Inc.	2,513	114
*	Blue Nile, Inc.	1,413	58
	Blyth, Inc.	542	31
*	Boyd Gaming Corp.	5,670	42
	Brown Shoe Co., Inc.	4,376	39
	Brunswick Corp.	9,289	168
	The Buckle, Inc.	2,817	115
*	Buffalo Wild Wings, Inc.	1,914	129
*	Cabela’s, Inc.	4,498	114
	Callaway Golf Co.	6,765	37
*	Capella Education Co.	1,507	54
*	Career Education Corp.	6,248	50
*	Carter’s, Inc.	5,315	212
	The Cato Corp. - Class A	3,070	74
	CEC Entertainment, Inc.	1,966	68
*	The Children’s Place Retail Stores, Inc.	2,593	138
	Christopher & Banks Corp.	3,745	9
*	Coinstar, Inc.	3,209	146
*	Coldwater Creek, Inc.	9,256	11
*	Corinthian Colleges, Inc.	8,845	19
	Cracker Barrel Old Country Store, Inc.	2,393	121
*	Crocs, Inc.	9,410	139
*	Digital Generation, Inc.	2,869	34
*	DineEquity, Inc.	1,617	68
*	Drew Industries, Inc.	1,977	49
*	The E.W. Scripps Co. - Class A	3,252	26
	Ethan Allen Interiors, Inc.	2,707	64
	The Finish Line, Inc. - Class A	5,404	104
	Fred’s, Inc. - Class A	4,018	59
*	Genesco, Inc.	2,521	156
	Group 1 Automotive, Inc.	2,370	123
	Harte-Hanks, Inc.	4,584	42
	Haverty Furniture Cos., Inc.	1,991	22
*	Helen of Troy, Ltd.	3,293	101
*	Hibbett Sports, Inc.	2,759	125
	Hillenbrand, Inc.	6,516	145
	Hot Topic, Inc.	4,405	29
*	Iconix Brand Group, Inc.	7,678	125
*	Interval Leisure Group, Inc.	4,146	56
*	iRobot Corp.	2,819	84
*	Jack in the Box, Inc.	4,584	96
	JAKKS Pacific, Inc.	2,709	38
*	Jos. A. Bank Clothiers, Inc.	2,901	141
*	Kirkland’s, Inc.	1,692	23
*	K-Swiss, Inc. - Class A	2,858	8

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	La-Z-Boy, Inc.	5,406	64
	Lincoln Educational Services Corp.	2,359	19
	Lithia Motors, Inc. - Class A	2,243	49
*	Live Nation, Inc.	15,408	128
*	Liz Claiborne, Inc.	9,862	85
*	Lumber Liquidators Holdings, Inc.	2,894	51
*	M/I Homes, Inc.	1,953	19
*	Maidenform Brands, Inc.	2,450	45
	The Marcus Corp.	2,073	26
*	MarineMax, Inc.	2,426	16
*	Marriott Vacations Worldwide Corp.	2,811	48
	The Men’s Wearhouse, Inc.	5,337	173
*	Meritage Homes Corp.	2,908	67
*	Midas, Inc.	1,502	13
*	Monarch Casino & Resort, Inc.	1,195	12
	Monro Muffler Brake, Inc.	3,212	125
	Movado Group, Inc.	1,817	33
*	Multimedia Games, Inc.	2,797	22
	Nutrisystem, Inc.	2,929	38
*	O’Charley’s, Inc.	1,947	11
*	OfficeMax, Inc.	8,979	41
	Oxford Industries, Inc.	1,444	65
	P.F. Chang’s China Bistro, Inc.	2,211	68
*	Papa John’s International, Inc.	1,931	73
*	Peet’s Coffee & Tea, Inc.	1,348	85
	The Pep Boys - Manny, Moe & Jack	5,497	60
*	Perry Ellis International, Inc.	1,347	19
	PetMed Express, Inc.	2,120	22
*	Pinnacle Entertainment, Inc.	6,478	66
	Pool Corp.	4,965	149
*	Quiksilver, Inc.	12,749	46
*	Red Robin Gourmet Burgers, Inc.	1,162	32
*	Ruby Tuesday, Inc.	6,521	45
*	Rue21, Inc.	1,632	35
*	Ruth’s Hospitality Group, Inc.	3,675	18
	The Ryland Group, Inc.	4,630	73
*	School Specialty, Inc.	1,683	4
*	Select Comfort Corp.	5,857	127
*	Shuffle Master, Inc.	5,592	66
*	Skechers U.S.A., Inc. - Class A	3,849	47
	Sonic Automotive, Inc. - Class A	3,626	54
*	Sonic Corp.	6,464	44
	Spartan Motors, Inc.	3,501	17

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Stage Stores, Inc.	3,171	44
	Standard Motor Products, Inc.	2,029	41
*	Standard Pacific Corp.	10,533	34
*	Stein Mart, Inc.	2,822	19
*	Steven Madden, Ltd.	3,977	137
	Sturm, Ruger & Co., Inc.	1,985	66
	Superior Industries International, Inc.	2,464	41
	Texas Roadhouse, Inc.	6,193	92
*	True Religion Apparel, Inc.	2,664	92
*	Tuesday Morning Corp.	4,428	15
*	Universal Electronics, Inc.	1,539	26
*	Universal Technical Institute, Inc.	2,240	29
*	Vitamin Shoppe, Inc.	3,044	121
*	VOXX International Corp.	1,949	17
*	Winnebago Industries, Inc.	3,038	22
	Wolverine World Wide, Inc.	5,035	179
*	Zale Corp.	2,716	10
*	Zumiez, Inc.	2,272	63

	Total		7,241

	Consumer Staples (3.8%)
*	Alliance One International, Inc.	9,109	25
	The Andersons, Inc.	1,929	84
	B&G Foods, Inc.	4,973	120
*	The Boston Beer Co., Inc. - Class A	876	95
	Calavo Growers, Inc.	1,309	34
	Cal-Maine Foods, Inc.	1,493	55
	Casey’s General Stores, Inc.	3,967	204
*	Central Garden & Pet Co. - Class A	4,452	37
*	Darling International, Inc.	12,204	162
	Diamond Foods, Inc.	2,300	74
*	The Hain Celestial Group, Inc.	4,594	169
	Inter Parfums, Inc.	1,687	26
	J & J Snack Foods Corp.	1,504	80
*	Medifast, Inc.	1,434	20
	Nash Finch Co.	1,265	37
*	Prestige Brands Holdings, Inc.	5,258	59
	Sanderson Farms, Inc.	1,963	98
*	Seneca Foods Corp. - Class A	955	25
	Snyders-Lance, Inc.	4,876	110
	Spartan Stores, Inc.	2,384	44
*	TreeHouse Foods, Inc.	3,744	245
*	United Natural Foods, Inc.	5,083	203
	WD-40 Co.	1,664	67

	Total		2,073

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	59

Index 600 Stock Portfolio

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Energy (3.6%)
*	Approach Resources, Inc.	2,773	82
*	Basic Energy Services, Inc.	3,057	60
	Bristow Group, Inc.	3,770	179
*	Contango Oil & Gas Co.	1,329	77
*	Exterran Holdings, Inc.	6,779	62
*	GeoResources, Inc.	2,080	61
	Gulf Island Fabrication, Inc.	1,496	44
*	Gulfport Energy Corp.	4,645	137
*	Hornbeck Offshore Services, Inc.	3,537	110
*	ION Geophysical Corp.	13,269	81
	Lufkin Industries, Inc.	3,176	214
*	Matrix Service Co.	2,687	25
	Overseas Shipholding Group, Inc.	2,732	30
*	OYO Geospace Corp.	483	37
	Penn Virginia Corp.	4,765	25
*	Petroleum Development Corp.	2,462	87
*	PetroQuest Energy, Inc.	5,953	39
*	Pioneer Drilling Co.	6,426	62
*	SEACOR Holdings, Inc.	2,264	201
*	Stone Energy Corp.	5,107	135
*	Swift Energy Co.	4,429	132
*	TETRA Technologies, Inc.	8,056	75

	Total		1,955

	Financials (17.6%)
	Acadia Realty Trust	4,440	89
*	AMERISAFE, Inc.	1,884	44
	Bank Mutual Corp.	4,820	15
	Bank of the Ozarks, Inc.	2,966	88
*	BBCN Bancorp, Inc.	8,129	77
	BioMed Realty Trust, Inc.	16,038	290
	Boston Private Financial Holdings, Inc.	8,133	65
	Brookline Bancorp, Inc.	6,173	52
	Calamos Asset Management, Inc.	2,098	26
	Cash America International, Inc.	3,053	142
	Cedar Shopping Centers, Inc.	5,814	25
	City Holding Co.	1,544	52
	Colonial Properties Trust	9,111	190
	Columbia Banking System, Inc.	4,118	79
	Community Bank System, Inc.	3,842	107
	Cousins Properties, Inc.	10,813	69
	Delphi Financial Group, Inc. - Class A	5,692	252
	DiamondRock Hospitality Co.	17,463	168
	Dime Community Bancshares	2,921	37
	EastGroup Properties, Inc.	2,799	122
*	eHealth, Inc.	2,090	31
	Employers Holdings, Inc.	3,636	66

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Encore Capital Group, Inc.	2,273	48
	Entertainment Properties Trust	4,872	213
	Extra Space Storage, Inc.	9,839	238
*	EZCORP, Inc. - Class A	4,568	120
	F.N.B. Corp.	13,255	150
*	Financial Engines, Inc.	4,080	91
*	First BanCorp.	2,139	7
*	First Cash Financial Services, Inc.	3,136	110
	First Commonwealth Financial Corp.	10,937	58
	First Financial Bancorp.	6,075	101
	First Financial Bankshares, Inc.	3,279	110
	First Midwest Bancorp, Inc.	7,766	79
*	Forestar Group, Inc.	3,684	56
	Franklin Street Properties Corp.	7,523	75
	Getty Realty Corp.	2,820	39
	Glacier Bancorp, Inc.	7,498	90
*	Hanmi Financial Corp.	1,916	14
	Healthcare Realty Trust, Inc.	8,115	151
	Home Bancshares, Inc.	2,328	60
	Horace Mann Educators Corp.	4,163	57
	Independent Bank Corp.	2,240	61
	Infinity Property & Casualty Corp.	1,234	70
	Inland Real Estate Corp.	8,067	61
	Interactive Brokers Group, Inc. - Class A	4,038	60
*	Investment Technology Group, Inc.	4,171	45
	Kilroy Realty Corp.	6,095	232
	Kite Realty Group Trust	6,632	30
	LaSalle Hotel Properties	8,735	211
	Lexington Realty Trust	13,998	105
	LTC Properties, Inc.	3,163	98
	Meadowbrook Insurance Group, Inc.	5,322	57
	Medical Properties Trust, Inc.	11,536	114
	Mid-America Apartment Communities, Inc.	3,943	247
*	National Financial Partners Corp.	4,314	58
	National Penn Bancshares, Inc.	12,814	108
*	The Navigators Group, Inc.	1,147	55
	NBT Bancorp, Inc.	3,451	76
	Northwest Bancshares, Inc.	10,165	126
	Old National Bancorp	9,879	115
	Oritani Financial Corp.	4,776	61
	PacWest Bancorp	3,496	66
	Parkway Properties, Inc.	2,293	23
	Pennsylvania Real Estate Investment Trust	5,804	61

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Pinnacle Financial Partners, Inc.	3,577	58
*	Piper Jaffray Cos., Inc.	1,622	33
*	Portfolio Recovery Associates, Inc.	1,785	121
	Post Properties, Inc.	5,409	237
	Presidential Life Corp.	2,220	22
	PrivateBancorp, Inc.	6,213	68
	ProAssurance Corp.	3,184	254
	Prospect Capital Corp.	11,498	107
	Provident Financial Services, Inc.	5,610	75
	PS Business Parks, Inc.	1,937	107
	RLI Corp.	1,736	127
	S&T Bancorp, Inc.	2,930	57
	Safety Insurance Group, Inc.	1,583	64
	Saul Centers, Inc.	1,226	43
	Selective Insurance Group, Inc.	5,653	100
	Simmons First National Corp. - Class A	1,801	49
	Sovran Self Storage, Inc.	2,904	124
	Sterling Bancorp	3,224	28
	Stewart Information Services Corp.	2,012	23
*	Stifel Financial Corp.	5,601	180
	Susquehanna Bancshares, Inc.	16,336	137
	SWS Group, Inc.	3,059	21
	Tanger Factory Outlet Centers, Inc.	9,038	265
*	Texas Capital Bancshares, Inc.	3,906	120
	Tompkins Financial Corp.	858	33
	Tower Group, Inc.	4,157	84
	TrustCo Bank Corp. NY	9,729	55
	UMB Financial Corp.	3,369	126
	Umpqua Holdings Corp.	11,941	148
	United Bankshares, Inc.	4,711	133
*	United Community Banks, Inc.	1,979	14
	United Fire & Casualty Co.	2,154	43
	Universal Health Realty Income Trust	1,320	51
	Urstadt Biddle Properties, Inc. - Class A	2,406	44
*	Wilshire Bancorp, Inc.	6,243	23
	Wintrust Financial Corp.	3,746	105
*	World Acceptance Corp.	1,520	112

	Total		9,484

	Health Care (10.0%)
*	Abaxis, Inc.	2,260	63
*	Affymetrix, Inc.	7,347	30
*	Air Methods Corp.	1,179	100
*	Align Technology, Inc.	7,124	169
*	Almost Family, Inc.	859	14
*	Amedisys, Inc.	3,069	33

The Accompanying Notes are an Integral Part of the Financial Statements.

60	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	AMN Healthcare Services, Inc.	4,218	19
*	AmSurg Corp.	3,267	85
	Analogic Corp.	1,275	73
*	ArQule, Inc.	5,606	32
*	Bio-Reference Laboratories, Inc.	2,593	42
*	Cambrex Corp.	3,074	22
	Cantel Medical Corp.	1,367	38
*	Centene Corp.	5,252	208
	Chemed Corp.	2,073	106
	Computer Programs and Systems, Inc.	1,153	59
*	CONMED Corp.	2,911	75
*	CorVel Corp.	668	35
*	Cross Country Healthcare, Inc.	3,257	18
*	CryoLife, Inc.	2,934	14
*	Cubist Pharmaceuticals, Inc.	6,419	254
*	Cyberonics, Inc.	2,592	87
*	Emergent Biosolutions, Inc.	2,586	44
	Ensign Group, Inc.	1,715	42
*	Enzo Biochem, Inc.	3,515	8
*	eResearchTechnology, Inc.	4,569	21
*	Gentiva Health Services, Inc.	3,210	22
*	Greatbatch, Inc.	2,442	54
*	Haemonetics Corp.	2,604	159
*	Hanger Orthopedic Group, Inc.	3,469	65
*	Healthspring, Inc.	6,996	382
*	Healthways, Inc.	3,470	24
*	Hi-Tech Pharmacal Co., Inc.	1,065	41
*	ICU Medical, Inc.	1,269	57
*	Integra LifeSciences Holdings	2,069	64
	Invacare Corp.	3,320	51
*	IPC The Hospitalist Co.	1,714	78
*	Kensey Nash Corp.	811	16
*	Kindred Healthcare, Inc.	5,434	64
	Landauer, Inc.	982	51
*	LHC Group, Inc.	1,647	21
*	Magellan Health Services, Inc.	2,914	144
*	The Medicines Co.	5,535	103
	Meridian Bioscience, Inc.	4,299	81
*	Merit Medical Systems, Inc.	4,370	58
*	Molina Healthcare, Inc.	2,954	66
*	MWI Veterinary Supply, Inc.	1,326	88
*	Natus Medical, Inc.	3,064	29
*	Neogen Corp.	2,437	75
*	NuVasive, Inc.	4,404	55
*	Omnicell, Inc.	3,463	57
*	Palomar Medical Technologies, Inc.	2,034	19
*	Par Pharmaceutical Cos., Inc.	3,745	123

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	PAREXEL International Corp.	6,168	128
*	PharMerica Corp.	3,064	47
*	PSS World Medical, Inc.	5,496	133
	Quality Systems, Inc.	4,111	152
*	Questcor Pharmaceuticals, Inc.	6,540	272
*	Salix Pharmaceuticals, Ltd.	6,165	295
*	Savient Pharmaceuticals, Inc.	7,319	16
*	SonoSite, Inc.	1,453	78
*	SurModics, Inc.	1,516	22
*	Symmetry Medical, Inc.	3,786	30
*	ViroPharma, Inc.	7,355	201
	West Pharmaceutical Services, Inc.	3,515	133
*	Zoll Medical Corp.	2,309	146

	Total		5,391

	Industrials (13.5%)
	A.O. Smith Corp.	4,053	163
	AAON, Inc.	1,952	40
	AAR Corp.	4,052	78
	ABM Industries, Inc.	4,996	103
	Actuant Corp. - Class A	7,186	163
*	Aegion Corp.	4,066	62
*	Aerovironment, Inc.	1,847	58
	Albany International Corp. - Class A	2,934	68
*	Allegiant Travel Co.	1,570	84
	American Science and Engineering, Inc.	931	63
	Apogee Enterprises, Inc.	2,953	36
	Applied Industrial Technologies, Inc.	4,376	154
	Arkansas Best Corp.	2,650	51
*	Astec Industries, Inc.	2,082	67
	AZZ, Inc.	1,310	60
	Barnes Group, Inc.	4,908	118
	Belden, Inc.	4,857	162
	Brady Corp. - Class A	5,463	172
	Briggs & Stratton Corp.	5,220	81
	Cascade Corp.	901	42
	CDI Corp.	1,340	19
*	Ceradyne, Inc.	2,522	68
	CIRCOR International, Inc.	1,800	64
	Comfort Systems USA, Inc.	3,905	42
*	Consolidated Graphics, Inc.	931	45
	Cubic Corp.	1,645	72
	Curtiss-Wright Corp.	4,867	172
*	Dolan Co.	3,145	27
*	Dycom Industries, Inc.	3,508	73
	EMCOR Group, Inc.	6,955	186
	Encore Wire Corp.	2,002	52
*	EnerSys	4,973	129
*	EnPro Industries, Inc.	2,166	71
	ESCO Technologies, Inc.	2,781	80
*	Exponent, Inc.	1,381	63
*	Federal Signal Corp.	6,484	27
	Forward Air Corp.	2,976	95

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Franklin Electric Co., Inc.	1,961	85
	G & K Services, Inc. - Class A	1,962	57
*	GenCorp, Inc.	6,222	33
*	The GEO Group, Inc.	6,528	109
*	Gibraltar Industries, Inc.	3,171	44
	Griffon Corp.	4,809	44
	Healthcare Services Group, Inc.	6,960	123
	Heartland Express, Inc.	6,004	86
	Heidrick & Struggles International, Inc.	1,861	40
*	Hub Group, Inc. - Class A	3,912	127
*	II-VI, Inc.	5,688	104
	Insperity, Inc.	2,341	59
	Interface, Inc. - Class A	6,007	69
	John Bean Technologies Corp.	2,988	46
	Kaman Corp.	2,732	75
	Kaydon Corp.	3,349	102
	Kelly Services, Inc. - Class A	2,956	40
	Knight Transportation, Inc.	6,123	96
	Lawson Products, Inc.	393	6
	Lindsay Corp.	1,321	73
*	Lydall, Inc.	1,788	17
*	Mobile Mini, Inc.	3,658	64
*	Moog, Inc. - Class A	4,716	207
	Mueller Industries, Inc.	3,985	153
	National Presto Industries, Inc.	502	47
*	Navigant Consulting, Inc.	5,451	62
*	NCI Building Systems, Inc.	2,075	23
*	Old Dominion Freight Line, Inc.	4,911	199
*	On Assignment, Inc.	3,844	43
*	Orbital Sciences Corp.	6,125	89
*	Orion Marine Group, Inc.	2,827	19
*	Powell Industries, Inc.	931	29
	Quanex Building Products Corp.	3,860	58
	Resources Connection, Inc.	4,604	49
	Robbins & Myers, Inc.	4,785	232
	Simpson Manufacturing Co., Inc.	4,218	142
	SkyWest, Inc.	5,288	67
	The Standard Register Co.	1,274	3
	Standex International Corp.	1,319	45
*	Sykes Enterprises, Inc.	4,136	65
*	Teledyne Technologies, Inc.	3,854	211
	Tennant Co.	1,961	76
*	Tetra Tech, Inc.	6,520	141
	The Toro Co.	3,197	194
*	TrueBlue, Inc.	4,180	58
	UniFirst Corp.	1,596	91
	United Stationers, Inc.	4,449	145
	Universal Forest Products, Inc.	2,039	63
	Viad Corp.	2,098	37
	Vicor Corp.	2,049	16

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	61

Index 600 Stock Portfolio

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Watts Water Technologies, Inc. - Class A	3,029	104

	Total		7,277

	Information Technology (17.4%)
*	Advanced Energy Industries, Inc.	4,626	50
*	Agilysys, Inc.	1,581	13
*	Anixter International, Inc.	2,886	172
*	Arris Group, Inc.	12,291	133
*	ATMI, Inc.	3,303	66
*	Avid Technology, Inc.	3,059	26
	Badger Meter, Inc.	1,576	46
	Bel Fuse, Inc. - Class B	1,059	20
*	Benchmark Electronics, Inc.	6,022	81
	Black Box Corp.	1,843	52
	Blackbaud, Inc.	4,517	125
*	Blue Coat Systems, Inc.	4,463	114
*	Bottomline Technologies, Inc.	3,756	87
*	Brightpoint, Inc.	7,110	76
	Brooks Automation, Inc.	6,744	69
*	Cabot Microelectronics Corp.	2,353	111
*	CACI International, Inc. - Class A	2,755	154
*	Cardtronics, Inc.	4,572	124
*	CEVA, Inc.	2,453	74
*	Checkpoint Systems, Inc.	4,187	46
*	CIBER, Inc.	7,535	29
*	Cirrus Logic, Inc.	6,665	106
	Cognex Corp.	4,387	157
	Cohu, Inc.	2,519	29
*	CommVault Systems, Inc.	4,537	194
*	comScore, Inc.	3,444	73
	Comtech Telecommunications Corp.	2,122	61
*	CSG Systems International, Inc.	3,534	52
	CTS Corp.	3,578	33
*	Cymer, Inc.	3,187	159
	Daktronics, Inc.	3,840	37
*	DealerTrack Holdings, Inc.	4,325	118
*	Digi International, Inc.	2,673	30
*	Digital River, Inc.	3,880	58
*	Diodes, Inc.	3,852	82
*	DSP Group, Inc.	2,385	12
*	DTS, Inc.	1,740	47
	Ebix, Inc.	3,258	72
*	Electro Scientific Industries, Inc.	2,523	37
*	Entropic Communications, Inc.	9,049	46
	EPIQ Systems, Inc.	3,314	40
*	Exar Corp.	4,672	30
*	FARO Technologies, Inc.	1,733	80
*	FEI Co.	3,917	160
*	Forrester Research, Inc.	1,536	52
*(m,n)	Gerber Scientific, Inc.	2,359	-

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	GT Advance Technologies, Inc.	13,263	96
*	Harmonic, Inc.	12,096	61
	Heartland Payment Systems, Inc.	4,114	100
*	Higher One Holdings, Inc.	3,239	60
*	Hittite Microwave Corp.	2,908	144
*	iGATE Corp.	3,128	49
*	InfoSpace, Inc.	4,111	45
*	Insight Enterprises, Inc.	4,574	70
*	Interactive Intelligence Group	1,491	34
*	Intermec, Inc.	5,343	37
*	Intevac, Inc.	2,406	18
	j2 Global, Inc.	4,946	139
*	JDA Software Group, Inc.	4,436	144
*	Kopin Corp.	7,073	27
*	Kulicke and Soffa Industries, Inc.	7,579	70
*	Liquidity Services, Inc.	2,095	77
	Littelfuse, Inc.	2,399	103
*	LivePerson, Inc.	4,942	62
*	LogMeIn, Inc.	2,205	85
*	Manhattan Associates, Inc.	2,157	87
	MAXIMUS, Inc.	3,502	145
*	Measurement Specialties, Inc.	1,566	44
*	Mercury Computer Systems, Inc.	3,191	42
	Methode Electronics, Inc.	3,860	32
	Micrel, Inc.	5,192	52
*	Microsemi Corp.	9,055	152
*	MicroStrategy, Inc. - Class A	841	91
	MKS Instruments, Inc.	5,468	152
*	Monolithic Power Systems	3,091	47
*	Monotype Imaging Holdings, Inc.	3,756	59
	MTS Systems Corp.	1,636	67
*	Nanometrics, Inc.	1,779	33
*	NCI, Inc. - Class A	821	10
*	NETGEAR, Inc.	3,916	131
*	NetScout Systems, Inc.	3,592	63
*	Newport Corp.	3,919	53
*	Novatel Wireless, Inc.	3,342	10
*	Oplink Communications, Inc.	1,996	33
	OPNET Technologies, Inc.	1,549	57
*	OSI Systems, Inc.	2,048	100
	Park Electrochemical Corp.	2,164	55
	PC-Tel, Inc.	1,900	13
*	Perficient, Inc.	3,191	32
*	Pericom Semiconductor Corp.	2,535	19
*	Plexus Corp.	3,609	99
	Power Integrations, Inc.	2,925	97
*	Progress Software Corp.	6,675	129
	Pulse Electronics Corp.	4,302	12
*	RadiSys Corp.	2,371	12

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	RightNow Technologies, Inc.	2,669	114
*	Rofin-Sinar Technologies, Inc.	2,972	68
*	Rogers Corp.	1,688	62
*	Rubicon Technology, Inc.	1,812	17
*	Rudolph Technologies, Inc.	3,322	31
*	ScanSource, Inc.	2,835	102
*	Sigma Designs, Inc.	3,351	20
*	Sourcefire, Inc.	2,993	97
*	Stamps.com, Inc.	1,314	34
*	Standard Microsystems Corp.	2,378	61
*	STR Holdings, Inc.	4,329	36
*	Stratasys, Inc.	2,210	67
*	Super Micro Computer, Inc.	2,870	45
*	Supertex, Inc.	1,257	24
*	Symmetricom, Inc.	4,435	24
*	Synaptics, Inc.	3,357	101
*	Synchronoss Technologies, Inc.	2,785	84
*	SYNNEX Corp.	2,681	82
*	Take-Two Interactive Software, Inc.	9,035	122
*	Taleo Corp. - Class A	4,326	167
*	Tekelec	6,426	70
*	TeleTech Holdings, Inc.	2,635	43
*	Tessera Technologies, Inc.	5,373	90
*	THQ, Inc.	7,129	5
*	TriQuint Semiconductor, Inc.	17,330	84
*	TTM Technologies, Inc.	5,342	59
*	Tyler Technologies, Inc.	2,540	76
*	Ultratech, Inc.	2,680	66
	United Online, Inc.	9,296	51
*	Veeco Instruments, Inc.	4,037	84
*	ViaSat, Inc.	4,403	203
*	Virtusa Corp.	1,956	28
*	Volterra Semiconductor Corp.	2,563	66
*	Websense, Inc.	4,047	76
*	Wright Express Corp.	4,031	219
*	XO Group, Inc.	2,987	25

	Total		9,385

	Materials (4.4%)
	A. Schulman, Inc.	3,064	65
*	A.M. Castle & Co.	1,730	16
	AK Steel Holding Corp.	11,497	95
	AMCOL International Corp.	2,608	70
	American Vanguard Corp.	2,424	32
	Balchem Corp.	3,020	123
	Buckeye Technologies, Inc.	4,102	137
*	Calgon Carbon Corp.	5,909	93
*	Century Aluminum Co.	5,698	49
*	Clearwater Paper Corp.	2,372	85
	Deltic Timber Corp.	1,128	68
	Eagle Materials, Inc.	4,681	120
	H.B. Fuller Co.	5,104	118

The Accompanying Notes are an Integral Part of the Financial Statements.

62	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Hawkins, Inc.	931	34
	Haynes International, Inc.	1,259	69
*	Headwaters, Inc.	6,354	14
	Kaiser Aluminum Corp.	1,650	76
*	KapStone Paper & Packaging Corp.	4,064	64
	Koppers Holdings, Inc.	2,148	74
*	Kraton Performance Polymers, Inc.	3,346	68
*	LSB Industries, Inc.	1,929	54
*	Materion Corp.	2,117	51
	Myers Industries, Inc.	3,479	43
	Neenah Paper, Inc.	1,567	35
	Olympic Steel, Inc.	955	22
*	OM Group, Inc.	3,370	76
	PolyOne Corp.	9,463	109
	Quaker Chemical Corp.	1,342	52
*	RTI International Metals, Inc.	3,148	73
	Schweitzer-Mauduit International, Inc.	1,686	112
	Stepan Co.	864	69
	Texas Industries, Inc.	2,908	90
	Tredegar Corp.	2,437	54
	Wausau Paper Corp.	5,127	42
	Zep, Inc.	2,292	32

	Total		2,384

	Other Holdings (1.7%)
	iShares S&P SmallCap 600 Index Fund	13,591	928

	Total		928

	Telecommunication Services (0.5%)
	Atlantic Tele-Network, Inc.	964	38
*	Cbeyond, Inc.	3,165	25
*	Cincinnati Bell, Inc.	20,412	62
*	General Communication, Inc. - Class A	3,635	35
	Lumos Networks Corp.	1,541	24
*	Neutral Tandem, Inc.	3,278	35
	NTELOS Holdings Corp.	1,560	32
	USA Mobility, Inc.	2,305	32

	Total		283

	Utilities (4.1%)
	ALLETE, Inc.	3,377	142
	American States Water Co.	1,953	68
	Avista Corp.	6,069	156
	Central Vermont Public Service Corp.	1,400	49
	CH Energy Group, Inc.	1,552	91
	El Paso Electric Co.	4,196	145
	The Laclede Group, Inc.	2,337	95
	New Jersey Resources Corp.	4,321	213
	Northwest Natural Gas Co.	2,784	133
	NorthWestern Corp.	3,781	135
	Piedmont Natural Gas Co., Inc.	7,524	256

Common Stocks (90.0%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
South Jersey Industries, Inc.	3,142	179
Southwest Gas Corp.	4,787	203
UIL Holdings Corp.	5,259	186
Unisource Energy Corp.	3,849	142

Total		2,193

Total Common Stocks
(Cost: $47,181)		48,594

Short-Term Investments (9.8%)

Commercial Banks Non-US (1.5%)
HSBC Finance Corp., 0.20%, 1/26/12	800,000	800

Total		800

Finance Services (1.5%)
Alpine Securitization Corp., 0.24%, 1/27/12	800,000	800

Total		800

Miscellaneous Business Credit Institutions (1.5%)
General Electric Capital, 0.06%, 2/13/12	800,000	800

Total		800

Oil and Gas (1.5%)
Devon Energy Corp., 0.37%, 1/5/12	800,000	800

Total		800

Restaurants (0.9%)
Darden Restaurants, Inc., 0.28%, 1/3/12	500,000	500

Total		500

Retail Stores (1.5%)
Wal-Mart Stores, Inc., 0.02%, 1/11/12	800,000	800

Total		800

Short Term Business Credit (1.4%)
Sheffield Receivables Corp., 0.35%, 1/26/12	800,000	799

Total		799

Total Short-Term Investments
(Cost: $5,299)		5,299

Total Investments (99.8%)
(Cost: $52,480)(a)		53,893

Other Assets, Less
Liabilities (0.2%)		119

Net Assets (100.0%)		54,012

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	63

Index 600 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $52,995 and the net unrealized appreciation of investments based on that cost was $898 which is comprised of $6,636 aggregate gross unrealized appreciation and $5,738 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2011.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P SmallCap 600 Index	JPMorgan Chase Bank, N.A.	1-Month Usd Libor - 10 Bps	S&P Smallcap 600 Index	5/12	5,507	$- (m)

						$- (m)

(k)	Cash with an aggregate value of $40 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2011.

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$48,594	$-		$-
Short-Term Investments	-	5,299		-
Liabilities:
Other Financial Instruments^
Total Return Swaps	-	-	(m)	-
Total	$48,594	$5,299		$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

64	Index 600 Stock Portfolio

Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in small companies whose common stocks are believed to be undervalued.	$363 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Reflecting a value approach to investing, T. Rowe Price will seek to invest in the stocks of companies whose current prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The major emphasis is on selection of individual stocks, but consideration also is given to industry weightings in an attempt to keep the Portfolio broadly diversified among economic sectors.

Market Overview

Market volatility was high throughout 2011, driven by economic and geopolitical concerns. As the year began, stock prices climbed as the U.S. economy showed signs of strengthening. Stocks started falling in May as the U.S. and European economies weakened and the sovereign debt crisis in Europe intensified. Volatility and selling pressure increased after the U.S. government’s long-term sovereign credit rating was downgraded in early August. Stocks bottomed in early October, then rallied sharply through the end of the month amid hopes that European leaders would act decisively to resolve the European debt crisis. Volatility remained high through year end. Small and mid cap stocks underperformed large caps for the year.

Portfolio Results

The Portfolio returned (1.36%) for the twelve months ended December 31, 2011. By comparison, the Russell 2000® Value Index (the “Index”) returned (5.50%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the (5.14%) average return of its Small Cap Value Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection drove the Portfolio’s outperformance of the Index over the past twelve months, while sector allocation detracted.

The Portfolio benefited from stock selection in the Industrials sector. Kirby was a top absolute contributor. Kirby is the largest domestic tank barge operator in the United States, handling about a third of inland traffic transporting bulk liquids such as petrochemicals and agricultural chemicals. Kirby announced plans for two acquisitions that should allow it to handle more varied cargo and add coastal routes.

The Portfolio’s Consumer Discretionary stocks outpaced those in the Index helped by Aarons, a rent-to-own retailer. The company’s shares sold off early in 2011, but its share price had a more positive trend for the remainder of the year, as management provided more upbeat guidance and consumer confidence improved.

Holdings in the Materials sector also outperformed due to stock selection. A notable contributor within the sector was Innospec. The global provider of fuel additives and other specialty chemicals benefited as demand for fuel additives improved.

At the other end of the spectrum, the Portfolio’s Consumer Staples stocks detracted from relative performance due to stock selection decisions. Nash Finch, a wholesale food distributor, was a notable detractor, as the company struggled to generate sales growth.

The Portfolio’s Health Care stocks, notably Exelixis, lagged those in the Index. Exelixis had promising trial results for a pain medication used in the treatment of advanced prostate cancer but experienced some setbacks in the approval process during the fourth quarter.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Slow economic growth in the U.S. and the crisis in Europe are likely to continue. We expect the same conditions that concerned us throughout much of the past year to be with us at least during the early part of 2012. Balanced against these negatives, corporate earnings in the U.S. appear healthy, although their rate of growth could moderate. Stock valuations look quite attractive to us, and consumer sentiment seems to be improving. In addition, cash invested in fixed income assets could be redirected into stocks once interest rates finally begin to rise. Beneficial developments in the labor and housing markets could provide support for stocks in the coming months. We continue to see attractive opportunities to invest in small companies that we believe are undervalued.

Small Cap Value Portfolio	65

Small Cap Value Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	-1.36%	1.90%	8.12%
Russell 2000® Value Index	-5.50%	-1.87%	6.40%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	-5.14%	-0.14%	7.16%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Aaron’s, Inc.	2.3%
ProAssurance Corp.	2.2%
Landstar System, Inc.	2.2%
Kirby Corp.	2.1%
Genesee & Wyoming, Inc. - Class A	1.9%
Nordson Corp.	1.6%
AptarGroup, Inc.	1.6%
Alaska Air Group, Inc.	1.5%
Beacon Roofing Supply, Inc.	1.5%
Owens & Minor, Inc.	1.5%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

66	Small Cap Value Portfolio

Small Cap Value Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.3%)
	Aaron’s, Inc.	307,600	8,207
*	Ascent Media Corp. - Class A	44,000	2,232
	Brunswick Corp.	55,900	1,009
	CSS Industries, Inc.	78,500	1,564
*	Culp, Inc.	79,600	678
*	Drew Industries, Inc.	124,100	3,044
	Ethan Allen Interiors, Inc.	48,800	1,157
	Fred’s, Inc. - Class A	118,800	1,732
	Haverty Furniture Cos., Inc.	142,600	1,566
*	M/I Homes, Inc.	69,100	663
*	MarineMax, Inc.	128,000	835
	Matthews International Corp. - Class A	101,400	3,187
	The Men’s Wearhouse, Inc.	99,000	3,209
*	Meritage Homes Corp.	112,500	2,609
*	Orient-Express Hotels, Ltd. - Class A	247,300	1,847
	Pool Corp.	101,625	3,059
*	Saga Communications, Inc. - Class A	41,500	1,551
*	Stanley Furniture Co., Inc.	91,000	273
*	Stein Mart, Inc.	227,000	1,546
*	Winnebago Industries, Inc.	155,000	1,144

	Total		41,112

	Consumer Staples (0.7%)
*	Alliance One International, Inc.	280,400	763
	Nash Finch Co.	66,000	1,932

	Total		2,695

	Energy (6.0%)
*	Atwood Oceanics, Inc.	43,500	1,731
	CARBO Ceramics, Inc.	27,900	3,441
*	Cloud Peak Energy, Inc.	95,000	1,835
*	Forest Oil Corp.	72,000	976
*	Hercules Offshore, Inc.	143,100	635
*	Lone Pine Resources, Inc.	47,800	335
*	Northern Oil and Gas, Inc.	142,100	3,408
*	Oasis Petroleum, Inc.	142,000	4,131
	Overseas Shipholding Group, Inc.	43,300	473
	Penn Virginia Corp.	183,000	968
*	Swift Energy Co.	46,000	1,367
*	TETRA Technologies, Inc.	200,000	1,868
*	Union Drilling, Inc.	67,000	418

	Total		21,586

	Financials (21.5%)
	Acadia Realty Trust	73,800	1,486
	Alterra Capital Holdings, Ltd.	115,600	2,732
	Ares Capital Corp.	273,500	4,226

	Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	CBL & Associates Properties, Inc.	309,000	4,851
	Cedar Shopping Centers, Inc.	172,000	741
	Columbia Banking System, Inc.	67,400	1,299
	Compass Diversified Holdings	138,000	1,710
	East West Bancorp, Inc.	192,300	3,798
	Employers Holdings, Inc.	63,900	1,156
*	First Opportunity Fund, Inc.	53,000	330
	First Potomac Realty Trust	161,000	2,101
	Glacier Bancorp, Inc.	181,700	2,186
	Hatteras Financial Corp.	71,700	1,891
	Hercules Technology Growth Capital, Inc.	183,300	1,730
	Home Bancshares, Inc.	117,700	3,050
	JMP Group, Inc.	90,800	649
	Kilroy Realty Corp.	107,600	4,096
	Kohlberg Capital Corp.	164,000	1,035
	LaSalle Hotel Properties	131,000	3,171
*	Markel Corp.	5,800	2,405
	Meadowbrook Insurance Group, Inc.	76,500	817
	National Interstate Corp.	110,600	2,728
*	Piper Jaffray Cos., Inc.	34,800	703
	Potlatch Corp.	78,800	2,451
	ProAssurance Corp.	101,800	8,126
	Radian Group, Inc.	149,500	350
	Redwood Trust, Inc.	133,000	1,354
*	Safeguard Scientifics, Inc.	73,100	1,154
	Saul Centers, Inc.	30,527	1,081
*	Signature Bank	48,600	2,915
*	Stifel Financial Corp.	81,000	2,596
*	SVB Financial Group	95,000	4,531
	Washington Real Estate Investment Trust	70,300	1,923
	Wintrust Financial Corp.	97,600	2,738

	Total		78,110

	Health Care (5.4%)
	Analogic Corp.	32,300	1,851
*	AngioDynamics, Inc.	77,413	1,146
*	Exelixis, Inc.	215,800	1,022
	Landauer, Inc.	31,800	1,638
	National Healthcare Corp.	57,500	2,409
	Owens & Minor, Inc.	190,000	5,280
*	Quidel Corp.	97,000	1,468
*	Triple-S Management Corp. - Class B	86,100	1,724
	West Pharmaceutical Services, Inc.	76,700	2,911

	Total		19,449

	Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

	Industrials (26.3%)
*	Aegion Corp.	140,000	2,148
*	Alaska Air Group, Inc.	74,600	5,602
*	Astec Industries, Inc.	44,100	1,420
*	Beacon Roofing Supply, Inc.	261,100	5,282
	Belden, Inc.	92,400	3,075
	Cascade Corp.	43,200	2,038
	CIRCOR International, Inc.	58,800	2,076
	Comfort Systems USA, Inc.	122,000	1,308
*	Dolan Co.	146,000	1,244
	Franklin Electric Co., Inc.	25,500	1,111
*	FTI Consulting, Inc.	39,300	1,667
	G & K Services, Inc. - Class A	84,300	2,454
*	Genesee & Wyoming, Inc. - Class A	114,600	6,942
*	Gibraltar Industries, Inc.	150,000	2,094
	IDEX Corp.	94,200	3,496
	Kaman Corp.	65,200	1,781
*	Kirby Corp.	113,100	7,447
*	Kratos Defense & Security Solutions, Inc.	82,700	494
	Landstar System, Inc.	163,300	7,825
	McGrath Rentcorp	157,300	4,560
	Mine Safety Appliances Co.	59,200	1,961
*	Navigant Consulting, Inc.	165,500	1,888
	Nordson Corp.	141,600	5,831
*	On Assignment, Inc.	227,400	2,542
	Quanex Building Products Corp.	94,000	1,412
	Robbins & Myers, Inc.	95,000	4,612
*	Sterling Construction Co., Inc.	39,000	420
	Universal Forest Products, Inc.	67,000	2,068
	UTI Worldwide, Inc.	154,620	2,055
	Waste Connections, Inc.	121,000	4,010
	Woodward, Inc.	105,100	4,302

	Total		95,165

	Information Technology (9.7%)
*	Accelrys, Inc.	102,300	688
*	Advanced Energy Industries, Inc.	148,000	1,588
*	ATMI, Inc.	67,000	1,342
	Brooks Automation, Inc.	138,000	1,417
*	Cabot Microelectronics Corp.	35,500	1,677
	Cognex Corp.	35,300	1,263
*	Cymer, Inc.	60,800	3,026
	Electro Rent Corp.	182,000	3,121
*	Electro Scientific Industries, Inc.	82,900	1,200
*	Ixia	197,000	2,071
	Littelfuse, Inc.	65,900	2,832

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	67

Small Cap Value Portfolio

	Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Methode Electronics, Inc. - Class A	73,200	607
*	Newport Corp.	113,000	1,538
*	Progress Software Corp.	156,500	3,028
*	Sonus Networks, Inc.	474,500	1,139
*	StarTek, Inc.	123,000	236
*	SYNNEX Corp.	87,600	2,668
*	Teradyne, Inc.	176,000	2,399
*	Websense, Inc.	109,000	2,042
	Xyratex, Ltd.	91,100	1,214

	Total		35,096

	Materials (10.7%)
	AMCOL International Corp.	73,300	1,968
	American Vanguard Corp.	124,000	1,654
	AptarGroup, Inc.	110,700	5,775
	Carpenter Technology Corp.	77,300	3,979
*	Clearwater Paper Corp.	82,400	2,934
	Deltic Timber Corp.	54,600	3,297
	Franco-Nevada Corp.	74,100	2,821
*	Innospec, Inc.	142,000	3,986
	Minerals Technologies, Inc.	31,500	1,781
	Myers Industries, Inc.	180,800	2,231
*	North American Palladium, Ltd.	636,300	1,623
	Royal Gold, Inc.	50,286	3,391
	Schnitzer Steel Industries, Inc.	46,700	1,975
	Wausau Paper Corp.	168,700	1,393

	Total		38,808

	Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings (0.7%)
	iShares Russell 2000 Value Index Fund	39,100	2,567

	Total		2,567

	Telecommunication Services (0.5%)
*	Premiere Global Services, Inc.	207,900	1,761

	Total		1,761

	Utilities (4.8%)
	Black Hills Corp.	50,467	1,695
	Cleco Corp.	107,500	4,096
	El Paso Electric Co.	97,400	3,374
	NorthWestern Corp.	64,900	2,323
	PNM Resources, Inc.	67,500	1,230
	Southwest Gas Corp.	74,100	3,148
	Vectren Corp.	51,400	1,554

	Total		17,420

	Total Common Stocks
	(Cost: $295,737)		353,769

Preferred Stocks (0.9%)	Shares/ $ Par	Value $ (000’s)

Federal Savings Institutions (0.5%)
East West Bancorp, Inc., 8.00%, 12/31/49	1,359	1,966

Total		1,966

Finance Services (0.4%)
Assured Guaranty, Ltd., 8.50%, 6/1/12	27,000	1,459

Total		1,459

Total Preferred Stocks
(Cost: $2,736)		3,425

Short-Term Investments (1.4%)

Other Holdings (1.4%)
T. Rowe Price Reserve Investment Fund	5,164,382	5,164

Total Short-Term Investments
(Cost: $5,164)		5,164

Total Investments (99.9%)
(Cost: $303,637)(a)		362,358

Other Assets, Less
Liabilities (0.1%)		208

Net Assets (100.0%)		362,566

*	Non-Income Producing

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $304,595 and the net unrealized appreciation of investments based on that cost was $57,763 which is comprised of $94,335 aggregate gross unrealized appreciation and $36,572 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$353,769	$-	$-
Preferred Stocks	-	3,425	-
Short-Term Investments	-	5,164	-
Other Financial Instruments^	-	-	-
Total	$353,769	$8,589	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

68	Small Cap Value Portfolio

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in securities of issuers from countries outside the U.S. that have above-average growth potential.	$266 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in a core group of equity securities of 60–100 issuers from countries outside the United States, including emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues. Janus employs a “bottom up” approach in choosing investments and assesses companies for their growth potential. In other words, Janus looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

Market Overview

International equity markets finished 2011 lower during an extremely volatile period that started with unrest in the Middle East and North Africa and a tragic tsunami and resulting radiation contamination in Japan. Foreign indices touched their highs for the period in early May on the heels of strong earnings reports in the U.S. and Europe. This positive trend did not last long, though, as indications of a slowing global economy and fears over a potential Greek debt default weighed on sentiment. Stocks sold off significantly in August following a first ever downgrade of U.S. government debt, rising concerns over global economic growth, and worries that the European sovereign debt saga could worsen. Foreign indices reached their lows in September and early October on the increasing probability of a Greek debt default and investor disquiet over the U.S. Federal Reserve’s downbeat economic outlook. Global markets rebounded somewhat early in the fourth quarter to erase some of the year’s losses on improving economic data in the U.S. and hopes that European leaders were taking steps to resolve the region’s debt crisis. In that environment, the MSCI® All Country World (ex-US) Index declined 13.33%, while the MSCI® Emerging Market Index fell 18.17%.

Portfolio Results

The Portfolio returned (13.17%) for the twelve months ended December 31, 2011. By comparison, the MSCI® All Country World (ex-US) Growth Index (the “Index”) returned (13.93%). (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio outperformed the (13.42%) average return of its International Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Holdings within Information Technology, Materials and Industrials were the largest relative contributors. In terms of detractors, holdings and an overweight in Energy weighed the most on relative performance, followed by holdings and an underweight in Health Care. Financials holdings outperformed, but an overweight in the sector more than offset this performance. On a country basis, holdings and an underweight in Japan were the largest contributors to relative performance, followed by holdings in the U.K. and Taiwan. Detractors were led by holdings in China, Brazil, and Hong Kong.

In terms of individual contributors to performance, U.K. software company Autonomy’s shares rose significantly after it received a buy-out offer from Hewlett-Packard. The offer validated the value the portfolio managers saw in Autonomy based on its strong competitive position in managing unstructured data.

Japan Tobacco also was a key contributor. The portfolio managers believed the company could create significant value through better capital allocation, namely using its strong free cash flow generation to increase shareholder payouts through dividends and share buybacks. Japan Tobacco was expecting to buy back shares from the Japanese government, a significant shareholder that needed to raise cash to pay for reconstruction efforts related to the March 2011 earthquake.

Individual detractors were led by Youku.com. The portfolio managers considered this online video company to be the combined YouTube, NetFlix and Hulu of China, as it provided a subscription platform for mainstream and homemade videos on demand. Chinese travel company Ctrip.com International also weighed on performance. The company experienced margin pressures on some of its business lines during the period from competitors seeking to gain market share.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

In Europe, we believe politicians will take necessary steps to avoid worst-case scenarios from occurring and that a political structure is now in place to enable the region to form a new treaty and create fiscal union. As the market digests these changes, we expect equity risk premiums and European “risk-free” rates to decline, which will lead to a re-rating of many companies within the European Union, particularly within financial services. However, we caution investors against expecting a full reversion to long-term average valuations, as tighter regulatory requirements combined with lower GDP growth imply lower multiples going forward. We view this to be a multi-year discounting process. Similarly, we anticipate continued volatility as the roadmap to recovery unfolds.

International Growth Portfolio	69

International Growth Portfolio

In Asia, decelerating global growth has led to slowing growth in most Asian nations. However, we view this as a healthy trend after years of above average growth. Property and other asset bubbles did not pop with a bang but have slowly deflated and remain a low concern for us in the long term. We do not think China is headed for a hard landing, since the government still has many monetary, regulatory and fiscal levers it can pull to avoid such a fate. In India, we think slowing industrial growth will prompt the central bank to begin monetary easing policies. As for Japan, reconstruction from the earthquake in March 2011 could make it among the fastest growing among G7 countries, although we do not expect robust growth that would benefit highly cyclical companies and financials.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
International Growth Portfolio	-13.17%	-5.47%	4.83%
MSCI® All Country World (ex-US) Growth Index (Gross)	-13.95%	-1.84%	5.94%
MSCI EAFE® Index (Gross)	-11.73%	-4.26%	5.12%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average	-13.42%	-3.60%	5.22%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Fanuc Corp.	3.1%
Japan Tobacco, Inc.	3.0%
The Weir Group PLC	3.0%
Isuzu Motors, Ltd.	2.9%
Kuehne + Nagel International AG	2.8%
Prudential PLC	2.6%
Imperial Tobacco Group PLC	2.5%
Unilever NV	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.5%
AIA Group, Ltd.	2.2%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

70	International Growth Portfolio

International Growth Portfolio

Schedule of Investments

December 31, 2011

	Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.0%)
	Compagnie Financiere Richemont SA	Switzerland	83,156	4,206
*	Ctrip.com International, Ltd., ADR	China	202,720	4,744
	Fast Retailing Co., Ltd.	Japan	31,400	5,711
	Isuzu Motors, Ltd.	Japan	1,677,000	7,756
*	Kabel Deutschland Holding AG	Germany	55,223	2,803
	Li & Fung, Ltd.	Hong Kong	2,717,220	5,024
	WPP PLC	Ireland	319,283	3,350
	Yamada Denki Co., Ltd.	Japan	54,790	3,730

	Total			37,324

	Consumer Staples (13.7%)
	Danone SA	France	86,420	5,432
	Imperial Tobacco Group PLC	United Kingdom	175,343	6,631
	Japan Tobacco, Inc.	Japan	1,715	8,066
	Olam International, Ltd.	Singapore	2,965,045	4,869
	Reckitt Benckiser Group PLC	United Kingdom	96,158	4,749
	Unilever NV	Netherlands	192,589	6,623

	Total			36,370

	Energy (14.0%)
	AMEC PLC	United Kingdom	410,045	5,779
	BG Group PLC	United Kingdom	230,643	4,930
	Canadian Natural Resources, Ltd.	Canada	106,740	3,997
	Encana Corp.	Canada	254,275	4,715
	Gazprom OAO, ADR	Russia	414,157	4,415
*	OGX Petroleo e Gas Participacoes SA	Brazil	778,100	5,682
	Reliance Industries, Ltd.	India	303,036	3,955
	Tullow Oil PLC	United Kingdom	173,999	3,788

	Total			37,261

	Financials (21.3%)
	AIA Group, Ltd.	Hong Kong	1,860,200	5,808
	Banco Bilbao Vizcaya Argentaria SA	Spain	609,457	5,269
	Banco do Brasil SA	Brazil	398,800	5,067
	BNP Paribas SA	France	45,578	1,790
	China Merchants Bank Co., Ltd.	China	1,784,000	3,606
	DBS Group Holdings, Ltd.	Singapore	272,000	2,416
	DLF, Ltd.	India	552,192	1,906
	Hang Lung Properties, Ltd.	Hong Kong	1,486,411	4,230
	Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	319,200	5,125
*	ING Groep NV	Netherlands	372,395	2,680
*	Lloyds Banking Group PLC	United Kingdom	3,259,008	1,311
	Mitsubishi Estate Co., Ltd.	Japan	290,000	4,333
	Prudential PLC	United Kingdom	684,191	6,784
	Societe Generale SA	France	65,422	1,457
	Standard Chartered PLC	United Kingdom	230,646	5,047

	Total			56,829

	Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Health Care (3.3%)
	Elekta AB	Sweden	66,285	2,875
	Novartis AG	Switzerland	101,357	5,794

	Total			8,669

	Industrials (14.4%)
	A.P. Moller - Maersk A/S	Denmark	569	3,757
	Adani Enterprises, Ltd.	India	134,308	739
	Canadian National Railway Co.	Canada	37,121	2,920
	Daikin Industries, Ltd.	Japan	100,500	2,752
	Fanuc Corp.	Japan	54,500	8,341
	Kuehne + Nagel International AG	Switzerland	65,213	7,325
	Nippon Sheet Glass Co., Ltd.	Japan	1,636,000	3,061
	Vallourec SA	France	21,986	1,427
	The Weir Group PLC	United Kingdom	255,187	8,053

	Total			38,375

	Information Technology (11.9%)
	ARM Holdings PLC	United Kingdom	392,389	3,608
	ASML Holding NV	Netherlands	137,381	5,774
	Hexagon AB	Sweden	200,698	3,001
	Keyence Corp.	Japan	23,300	5,618
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2,611,000	6,536
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	313,781	3,210
*	Youku.com, Inc., ADR	China	258,059	4,044

	Total			31,791

	Materials (4.1%)
	LyondellBasell Industries NV - Class A	Netherlands	86,965	2,826
	Potash Corp. of Saskatchewan, Inc.	Canada	69,200	2,860
	Rio Tinto PLC	United Kingdom	78,690	3,819
	ThyssenKrupp AG	Germany	60,158	1,380

	Total			10,885

	Total Foreign Common Stocks
	(Cost: $272,887)			257,504

	Total Investments (96.7%)
	(Cost: $272,887)(a)			257,504

	Other Assets, Less
	Liabilities (3.3%)			8,711

	Net Assets (100.0%)			266,215

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	71

International Growth Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $274,809 and the net unrealized depreciation of investments based on that cost was $17,305 which is comprised of $13,953 aggregate gross unrealized appreciation and $31,258 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	20.5%
Japan	18.5%
Hong Kong	7.6%
Netherlands	6.7%
Switzerland	6.5%
Canada	5.4%
Other	31.5%
Total	96.7%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks	$257,504	$-	$-
Other Financial Instruments^	-	-	-
Total	$257,504	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

72	International Growth Portfolio

Research International Core Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$92 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. When investing in foreign markets, the Portfolio is not constrained to any particular style. The Portfolio may invest in stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition, and market, economic, political and regulatory conditions. A team of research analysts selects investments for the Portfolio. MFS allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index.

Market Overview

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral eurozone sovereign debt caused a flight-to-quality move that pushed high quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly rated sovereign bond yields hit multi-decade lows. Toward the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the eurozone. In that environment, the MSCI® All Country World (ex-US) Index declined 13.33%, while the MSCI® Emerging Market Index fell 18.17%.

Portfolio Results

For the twelve months ended December 31, 2011, the Portfolio provided a total return of (10.48%). By comparison, its primary and secondary benchmarks, the MSCI® All Country World (ex-US) Index and MSCI EAFE® Index, returned (13.33%) and (11.73%), respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio outperformed the average return of its peer group, International Core Funds, which was (13.08%), according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. The performance attribution commentary is presented against the MSCI EAFE® Index (the “Index”).

Stock selection in the Capital Goods sector contributed to the Portfolio’s performance relative to the Index. The timing of the Portfolio’s ownership in shares of Australian mining companies Iluka Resources and BHP Billiton contributed to relative performance. Additionally, an overweight position in strong performing parcel delivery services company Yamato Holding, based in Japan, further supported positive performance.

Stock selection in the Consumer Cyclicals sector also had a positive impact on relative returns. The Portfolio’s overweight position in Japanese convenience store chain Lawson aided relative results as the stock turned in strong performance over the reporting period.

Elsewhere, holdings of telecommunication services provider China Unicom, Swiss pharmaceutical and diagnostic company Roche Holding, Japanese pharmaceutical company Santen Pharmaceutical and tobacco company Japan Tobacco supported relative results. Not holding shares of electric power company Tokyo Electric Power also benefited relative performance.

Stock selection in the Financial Services sector detracted from relative performance during the reporting period. Holdings of poor performing Austrian financial services firm Erste Group Bank, Indian banking and treasury management firm ICICI Bank, Brazilian financial services firm Banco Santander and global banking group BNP Paribas, based in France, were among the Portfolio’s top relative detractors.

Elsewhere, the Portfolio’s ownership in shares of poor performing information technology products and electronics maker Acer, of Taiwan, Canadian diversified mining company Teck Resources and Japanese copy machine manufacturer Konica Minolta Holdings weighed on relative returns.

Research International Core Portfolio	73

Research International Core Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS, the Portfolio’s sub-adviser.

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the Index. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the Index without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Research International Core Portfolio	-10.48%	-4.96%
MSCI® All Country World (ex-US) Index (Gross)	-13.33%	-4.37%
MSCI EAFE® Index (Gross)	-11.73%	-6.26%
Lipper® Variable Insurance Products (VIP) International Core Funds Average	-13.08%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest in derivative instruments to increase or decrease exposure to a particular market, segment of the market or security. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

74	Research International Core Portfolio

Research International Core Portfolio

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Royal Dutch Shell PLC - Class A	3.1%
Nestle SA	3.0%
Roche Holding AG	2.5%
Bayer AG	2.0%
Vodafone Group PLC	2.0%
Standard Chartered PLC	1.9%
Westpac Banking Corp.	1.8%
DANONE SA	1.8%
BP PLC	1.8%
Rio Tinto PLC	1.7%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio	75

Research International Core Portfolio

Schedule of Investments

December 31, 2011

	Foreign Common Stocks (97.3%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (8.7%)
	Bayerische Motoren Werke AG	Germany	14,687	984
	Compass Group PLC	United Kingdom	39,320	373
	DENSO Corp.	Japan	26,200	724
	GKN PLC	United Kingdom	153,687	437
	Hennes & Mauritz AB - B Shares	Sweden	16,730	538
	Honda Motor Co., Ltd.	Japan	28,500	869
	Inditex SA	Spain	8,692	712
	Li & Fung, Ltd.	Hong Kong	314,000	581
	LVMH Moet Hennessy Louis Vuitton SA	France	5,815	823
	Nippon Television Network Corp.	Japan	4,700	719
	Publicis Groupe SA	France	14,556	670
*	Sands China, Ltd.	Macau	202,800	573

	Total			8,003

	Consumer Staples (11.2%)
	DANONE SA	France	26,518	1,667
	Heineken NV	Netherlands	30,404	1,408
	Japan Tobacco, Inc.	Japan	224	1,053
	Kimberly-Clark de Mexico SAB de CV - Class A	Mexico	70,780	385
	Lawson, Inc.	Japan	16,700	1,043
	Nestle SA	Switzerland	48,670	2,798
	Reckitt Benckiser Group PLC	United Kingdom	20,249	1,000
	Tesco PLC	United Kingdom	145,797	913

	Total			10,267

	Energy (9.4%)
	AMEC PLC	United Kingdom	28,770	405
*	Bankers Petroleum, Ltd.	Canada	47,068	205
	BG Group PLC	United Kingdom	41,325	883
	BP PLC	United Kingdom	227,418	1,626
*	Cairn Energy PLC	United Kingdom	90,906	375
	INPEX Corp.	Japan	207	1,304
	Reliance Industries, Ltd.	India	41,339	540
	Royal Dutch Shell PLC - Class A	Netherlands	77,556	2,856
	Technip SA	France	4,670	439

	Total			8,633

	Financials (20.7%)
	Aeon Credit Service Co., Ltd.	Japan	40,300	637
	AIA Group, Ltd.	Hong Kong	283,200	884
	Amlin PLC	United Kingdom	9,911	48
	Barclays PLC	United Kingdom	305,213	834
	BNP Paribas SA	France	20,731	814
	China Construction Bank Corp. - Class H	China	682,980	477
	Credit Suisse Group AG	Switzerland	25,854	607
*	Deutsche Boerse AG	Germany	5,523	290
*	GSW Immobilien AG	Germany	8,797	255
	Hang Lung Properties, Ltd.	Hong Kong	193,000	549

	Foreign Common Stocks (97.3%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	HDFC Bank, Ltd., ADR	India	11,640	306
	Hiscox, Ltd.	Bermuda	63,486	368
	HSBC Holdings PLC	United Kingdom	145,371	1,109
	ICICI Bank, Ltd.	India	18,522	238
*	ING Groep NV	Netherlands	103,640	746
	Julius Baer Group, Ltd.	Switzerland	16,507	646
	Komercni Banka AS	Czech Republic	3,280	553
	Mitsubishi UFJ Financial Group, Inc.	Japan	203,800	866
	National Australia Bank, Ltd.	Australia	59,451	1,420
	QBE Insurance Group, Ltd.	Australia	44,526	590
	Siam Commercial Bank PCL	Thailand	51,900	189
*	SNS REAAL NV	Netherlands	78,105	171
	Sony Financial Holdings, Inc.	Japan	27,800	410
	Standard Chartered PLC	United Kingdom	80,456	1,761
	Sumitomo Mitsui Financial Group, Inc.	Japan	47,400	1,320
	Swiss Re AG	Switzerland	24,327	1,240
	Westpac Banking Corp.	Australia	82,190	1,681

	Total			19,009

	Health Care (9.7%)
	Bayer AG	Germany	29,004	1,854
	Diagnosticos da America SA	Brazil	65,800	547
	Miraca Holdings, Inc.	Japan	27,600	1,099
	Rhoen-Klinikum AG	Germany	30,422	579
	Roche Holding AG	Switzerland	13,274	2,250
	Sanofi	France	8,878	652
	Santen Pharmaceutical Co., Ltd.	Japan	26,300	1,083
	Sonova Holding AG	Switzerland	5,007	524
	Synthes, Inc.	United States	2,200	369

	Total			8,957

	Industrials (12.2%)
	East Japan Railway Co.	Japan	9,400	598
	Glory, Ltd.	Japan	33,800	728
	Hutchison Whampoa, Ltd.	Hong Kong	55,000	462
	JGC Corp.	Japan	44,000	1,056
	Joy Global, Inc.	United States	10,050	754
	Keppel Corp., Ltd.	Singapore	69,400	498
	Legrand SA	France	8,702	280
	Mitsubishi Corp.	Japan	35,800	723
	Outotec OYJ	Finland	7,584	357
	Rolls-Royce Holdings PLC	United Kingdom	66,772	774
	Schindler Holding AG	Switzerland	9,200	1,072
	Schneider Electric SA	France	17,878	941
	Siemens AG	Germany	15,969	1,528
	Sinotruk Hong Kong, Ltd.	China	316,500	177
	Yamato Holdings Co., Ltd.	Japan	74,100	1,249

	Total			11,197

	Information Technology (6.6%)
	ASML Holding NV	Netherlands	8,745	368

The Accompanying Notes are an Integral Part of the Financial Statements.

76	Research International Core Portfolio

Research International Core Portfolio

	Foreign Common Stocks (97.3%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Canon, Inc.	Japan	24,500	1,085
*	Cognizant Technology Solutions Corp. - Class A	United States	7,590	488
	Dassault Systemes SA	France	9,605	770
	Konica Minolta Holdings, Inc.	Japan	84,500	630
	Nomura Research Institute, Ltd.	Japan	22,200	502
	Samsung Electronics Co., Ltd.	South Korea	502	461
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	299,189	749
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	97,885	1,001

	Total			6,054

	Materials (8.9%)
	Akzo Nobel NV	Netherlands	27,559	1,333
	Chugoku Marine Paints, Ltd.	Japan	37,000	229
	Iluka Resources, Ltd.	Australia	49,900	791
	Linde AG	Germany	10,202	1,518
	Newcrest Mining, Ltd.	Australia	17,767	538
	Nippon Paint Co., Ltd.	Japan	40,000	277
*	Nufarm, Ltd.	Australia	102,622	437
	Rio Tinto PLC	United Kingdom	31,700	1,538
	Steel Authority of India, Ltd.	India	70,901	109
	Sumitomo Metal Industries, Ltd.	Japan	120,000	218
	Symrise AG	Germany	12,460	332
	Teck Resources, Ltd. - Class B	Canada	23,288	821

	Total			8,141

	Telecommunication Services (6.2%)
	China Unicom Hong Kong, Ltd.	Hong Kong	388,000	817
	KDDI Corp.	Japan	149	958
	Koninklijke KPN NV	Netherlands	65,049	779
	Telecom Italia S.p.A.	Italy	217,293	234
	Telecom Italia S.p.A. - Rights	Italy	613,303	549
	Tim Participacoes SA, ADR	Brazil	21,851	564
	Vodafone Group PLC	United Kingdom	659,723	1,833

	Total			5,734

	Utilities (3.7%)
	CEZ AS	Czech Republic	19,115	761
	Fortum OYJ	Finland	31,653	676
	International Power PLC	United Kingdom	138,686	726
	Tokyo Gas Co., Ltd.	Japan	186,000	855
	Tractebel Energia SA	Brazil	26,470	425

	Total			3,443

	Total Foreign Common Stocks
	(Cost: $91,546)			89,438

Preferred Stocks (0.6%)	Country	Shares/ $ Par	Value $ (000’s)

Financials (0.6%)
Itau Unibanco Holding SA, ADR	Brazil	31,710	589

Total Preferred Stocks
(Cost: $528)			589

Short-Term Investments (2.1%)

Commercial Banks US (2.1%)
HSBC Americas, 0.02%, 1/3/12	United States	1,963,000	1,963

Total Short-Term Investments
(Cost: $1,963)			1,963

Total Investments (100.0%)
(Cost: $94,037)(a)			91,990

Other Assets, Less
Liabilities (0.0%)			(34)

Net Assets (100.0%)			91,956

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	77

Research International Core Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $95,662 and the net unrealized depreciation of investments based on that cost was $3,672 which is comprised of $5,191 aggregate gross unrealized appreciation and $8,863 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	22.0%
United Kingdom	15.9%
Switzerland	9.9%
Netherlands	8.3%
Germany	8.0%
France	7.7%
Australia	5.9%
Other	22.3%
Total	100.0%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks	$89,438	$-	$-
Preferred Stocks	589	-	-
Short-Term Investments	-	1,963	-
Other Financial Instruments^	-	-	-
Total	$90,027	$1,963	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

78	Research International Core Portfolio

International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.2 billion

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, developed or undeveloped. The Portfolio’s strategy reflects a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the sub-adviser will focus on the market price of a company’s security in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, also will be considered.

Market Overview

International equities endured a difficult 2011 as a result of the European sovereign debt crisis and worries about the pace of the global economic recovery. Nevertheless, corporate profits remained remarkably resilient, some signs of economic improvement in the U.S. emerged toward year end, and European policymakers ultimately stepped up their crisis response. Emerging market stocks were the poorest performing major market segment because of concerns about slowing growth and heightened investor risk aversion. In that environment, the MSCI® All Country World (ex-US) Index (the “Index”) declined 13.33%, while the MSCI® Emerging Market Index fell 18.17%.

In such an uneven period, returns by sector were widely dispersed. Financial shares performed particularly poorly due to their proximity to the financial crisis. Economically sensitive Materials, Industrials, and Information Technology stocks also lagged the Index. Traditionally defensive Health Care and Consumer Staples were the only sectors to manage positive returns for the year. Telecommunication Services also held up relatively well. Utilities deserve special mention—these value-oriented stocks underperformed because of questions about regulation, costs and the future of power generation in the wake of the nuclear disaster in Japan.

Portfolio Results

For the twelve months ended December 31, 2011, the Portfolio returned (10.10%), while the Index returned (13.33%). (The index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the average return for the Portfolio’s peer group, International Value Funds, which was (13.46%), according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

The Portfolio’s outperformance relative to the Index was attributable to contributions from a broad range of sectors. Materials stocks contributed most due to a significant underweight to the poorest performing portion of the Index. Telecommunication Services shares also were key contributors due to an overweight and stock selection decisions in this relatively strong sector. China Telecom, Vodafone Group, and Singapore Telecommunications were leading contributors to performance for the year. Three of the top four individual contributors to performance were pharmaceutical firms GlaxoSmithKline, Merck KGaA (“German Merck,” as opposed to U.S.-based pharma giant Merck & Co.) and Roche Holding, making Health Care another source of strength.

At the other end of the spectrum, Consumer Staples stocks were the leading detractors from relative results, largely as a result of an underweight position in one of the best performing portions of the Index. Industrial stocks were another source of weakness, as Australian steel maker BlueScope Steel was hurt by currency effects, weaker steel prices, and slack demand. The leading individual detractor for the year was game maker Nintendo, which lowered earnings estimates and slashed its dividend. Three of the top-five individual detractors were Italian bank UniCredit, French bank Credit Agricole and Korean finance company KB Financial Group, which is the parent of Kookmin Bank.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

The managers believe the best way to generate performance over time versus the benchmark is through superior individual security selection using a value-oriented approach. As long-term value investors, we are finding opportunities created by the turmoil in Europe, though we cannot deny the region’s many challenges and high likelihood of continued volatility. European equities are the cheapest of any major global region and the cheapest ever relative to U.S. stocks, and seem to discount an extremely dire scenario. European earnings multiples are near 30-year absolute lows at less than 10 times trend profits despite the fact that many blue-chip European companies are among the most operationally stable and geographically diverse global enterprises. As a result, we have favored European domiciled multinationals and remain selective buyers of what we deem to be well positioned, cash-generative industry leaders at depressed valuations.

International Equity Portfolio	79

International Equity Portfolio

From a sector standpoint, we believe our major positions offer significant investment advantages in a low-growth environment. We are finding opportunities among pharmaceutical companies, select telecommunications companies, and technology sector firms that we believe have strong balance sheets and are well positioned to fund their future growth in a difficult market environment.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
International Equity Portfolio	-10.10%	-3.08%	5.62%
MSCI® All Country World (ex-US) Index (Gross)	-13.33%	-2.48%	6.76%
MSCI EAFE® Index (Gross)	-11.73%	-4.26%	5.12%
Lipper® Variable Insurance Products (VIP) International Value Funds Average	-13.46%	-5.91%	3.98%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	2.7%
Roche Holding AG	2.6%
GlaxoSmithKline PLC	2.5%
AIA Group, Ltd.	2.2%
Royal Dutch Shell PLC - Class B	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
China Telecom Corp., Ltd.	2.1%
Sanofi	2.0%
China Mobile, Ltd.	1.9%
DBS Group Holdings, Ltd.	1.9%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

80	International Equity Portfolio

International Equity Portfolio

Schedule of Investments

December 31, 2011

	Foreign Common Stocks (96.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (6.8%)
	Cie Generale des Etablissements Michelin - Class B	France	307,508	18,178
	Kingfisher PLC	United Kingdom	5,583,790	21,740
	Marks & Spencer Group PLC	United Kingdom	3,163,570	15,279
	Nissan Motor Co., Ltd.	Japan	1,132,980	10,186
*	TomTom NV	Netherlands	2,021,140	7,984
	Toyota Motor Corp.	Japan	286,400	9,544

	Total			82,911

	Consumer Staples (1.9%)
	Carrefour SA	France	80,360	1,832
*	Distribuidora Internacional de Alimentacion SA	Spain	80,360	364
	Tesco PLC	United Kingdom	3,368,090	21,103

	Total			23,299

	Energy (13.1%)
	BP PLC	United Kingdom	1,866,830	13,351
	China Coal Energy Co., Ltd.	China	5,007,740	5,403
	China Shenhua Energy Co., Ltd.	China	2,280,940	9,912
	ENI SPA	Italy	937,925	19,435
	Gazprom OAO, ADR	Russia	991,370	10,589
	Husky Energy, Inc.	Canada	135,410	3,263
	Petroleo Brasileiro SA, ADR	Brazil	359,140	8,925
	Royal Dutch Shell PLC - Class B	United Kingdom	704,315	26,842
	SBM Offshore NV	Netherlands	464,278	9,566
	Statoil ASA	Norway	771,470	19,800
	Talisman Energy, Inc.	Canada	1,011,970	12,893
	Total SA	France	383,328	19,597

	Total			159,576

	Financials (21.6%)
*	Aegon NV	Netherlands	931,090	3,737
	AIA Group, Ltd.	Hong Kong	8,745,800	27,307
	Aviva PLC	United Kingdom	2,395,180	11,189
	AXA SA	France	554,855	7,213
	Bangkok Bank Public Co., Ltd.	Thailand	3,283,700	17,069
	Cheung Kong Holdings, Ltd.	Hong Kong	813,000	9,688
	China Life Insurance Co., Ltd.	China	1,329,000	3,289
*	Credit Suisse Group AG	Switzerland	703,510	16,530
	DBS Group Holdings, Ltd.	Singapore	2,652,000	23,554
	Hana Financial Group, Inc.	South Korea	17,580	542
	Housing Development Finance Corp., Ltd.	India	220,670	2,696
	HSBC Holdings PLC	United Kingdom	2,179,337	16,556
	ICICI Bank, Ltd., ADR	India	79,880	2,111
*	ING Groep NV	Netherlands	1,268,502	9,128
	Intesa Sanpaolo SpA	Italy	4,340,710	7,270

	Foreign Common Stocks (96.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Itau Unibanco Holding SA, ADR	Brazil	183,390	3,404
	KB Financial Group, Inc.	South Korea	289,785	9,131
*	Lloyds Banking Group PLC	United Kingdom	6,068,490	2,441
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	91,780	11,259
	NKSJ Holdings, Inc.	Japan	397,200	7,792
	Nomura Holdings, Inc.	Japan	2,522,700	7,637
	Shinhan Financial Group Co., Ltd.	South Korea	254,270	8,774
	Standard Chartered PLC	United Kingdom	370,360	8,104
	Swire Pacific, Ltd.	Hong Kong	1,276,500	15,417
*	Swiss Reinsurance Co., Ltd.	Switzerland	410,402	20,915
*	UBS AG	Switzerland	900,620	10,720

	Total			263,473

	Health Care (11.4%)
*	Basilea Pharmaceutica AG	Switzerland	87,430	3,323
	Bayer AG	Germany	242,360	15,496
	GlaxoSmithKline PLC	United Kingdom	1,355,400	30,974
*	Lonza Group AG	Switzerland	162,050	9,575
	Merck KGaA	Germany	226,340	22,565
	Roche Holding AG	Switzerland	189,550	32,126
	Sanofi	France	337,605	24,797

	Total			138,856

	Industrials (12.6%)
	Alstom SA	France	102,790	3,117
	BAE Systems PLC	United Kingdom	3,411,020	15,103
	Citic Pacific, Ltd.	China	7,025,050	12,663
	Deutsche Lufthansa AG	Germany	603,100	7,169
	Hutchison Whampoa, Ltd.	Hong Kong	2,120,000	17,824
*	International Consolidated Airlines Group SA	United Kingdom	1,868,050	4,276
	ITOCHU Corp.	Japan	1,481,000	15,047
	Koninklijke Philips Electronics NV	Netherlands	890,185	18,756
	MAN SE	Germany	32,120	2,856
*	Qantas Airways, Ltd.	Australia	295,085	441
	Randstad Holding NV	Netherlands	293,300	8,678
*	Rentokil Initial PLC	United Kingdom	2,225,440	2,165
	Shanghai Electric Group Co., Ltd.	China	31,604,000	14,568
	Siemens AG	Germany	30,070	2,878
	Siemens AG, ADR	Germany	228,990	21,894
	Thales SA	France	180,240	5,692

	Total			153,127

	Information Technology (10.2%)
	Compal Electronics, Inc.	Taiwan	8,390,247	8,368
*	Flextronics International, Ltd.	Singapore	1,651,810	9,349
	Nintendo Co., Ltd.	Japan	77,630	10,691
	Samsung Electronics Co., Ltd.	South Korea	35,970	33,035
	SAP AG	Germany	160,880	8,506

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	81

International Equity Portfolio

	Foreign Common Stocks (96.0%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Siliconware Precision Industries Co.	Taiwan	12,980,000	11,617
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	10,216,825	25,577
	Trend Micro, Inc.	Japan	570,000	17,040

	Total			124,183

	Materials (6.5%)
	Akzo Nobel NV	Netherlands	215,510	10,421
	BlueScope Steel, Ltd.	Australia	17,195,005	7,123
	CRH PLC	Ireland	375,350	7,461
	HeidelbergCement AG	Germany	80,330	3,409
	LyondellBasell Industries NV - Class A	Netherlands	186,520	6,060
	POSCO	South Korea	35,870	11,832
	Rexam PLC	United Kingdom	2,633,620	14,429
	Vale SA, ADR	Brazil	881,000	18,149

	Total			78,884

	Telecommunication Services (10.7%)
	China Mobile, Ltd.	Hong Kong	2,423,500	23,684
	China Telecom Corp., Ltd.	China	44,438,000	25,290
	France Telecom SA	France	145,390	2,283
	Singapore Telecommunications, Ltd.	Singapore	4,671,000	11,128
	Telefonica SA, ADR	Spain	1,187,514	20,413
	Telenor ASA	Norway	1,208,610	19,824
*	Turkcell Iletisim Hizmetleri AS	Turkey	1,369,410	6,421
	Vodafone Group PLC	United Kingdom	7,626,743	21,190

	Total			130,233

	Utilities (1.2%)
	Centrais Eletricas Brasileiras SA	Brazil	927,030	8,867
	E.ON AG	Germany	263,880	5,693

	Total			14,560

	Total Foreign Common Stocks (Cost: $1,191,504)			1,169,102

Short-Term Investments (0.8%)	Country	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.8%)
Federal Home Loan Bank, 0.00%, 1/3/12	United States	10,000,000	10,000

Total Short-Term Investments
(Cost: $10,000)			10,000

Total Investments (96.8%)
(Cost: $1,201,504)(a)			1,179,102

Other Assets, Less
Liabilities (3.2%)			38,968

Net Assets (100.0%)			1,218,070

The Accompanying Notes are an Integral Part of the Financial Statements.

82	International Equity Portfolio

International Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $1,202,636 and the net unrealized depreciation of investments based on that cost was $23,534 which is comprised of $139,624 aggregate gross unrealized appreciation and $163,158 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	18.5%
Germany	8.4%
Hong Kong	7.7%
Switzerland	7.7%
France	6.8%
Japan	6.4%
Netherlands	6.1%
China	5.8%
South Korea	5.2%
Other	24.2%
Total	96.8%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks	$1,169,102	$-	$-
Short-Term Investments	-	10,000	-
Other Financial Instruments^	-	-	-
Total	$1,169,102	$10,000	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	83

Emerging Markets Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in equity securities of issuers that are tied economically to emerging market countries.	$147 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. When investing in emerging market equities, the Portfolio may invest in companies of any size and may have a relatively large percentage of its assets invested in a single or small number of issuers, countries or regions. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and market, economic, political and regulatory conditions. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability and the development of its financial and capital markets.

Market Overview

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral eurozone sovereign debt caused a flight-to-quality move that pushed high quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly rated sovereign bond yields hit multi-decade lows. Toward the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the eurozone. In that environment, the MSCI® All Country World Ex-US Index declined 13.33%, while the MSCI® Emerging Market Index fell 18.17%.

Portfolio Results

For the twelve months ended December 31, 2011, the Portfolio returned (18.66%). This compares with a return of (18.17%) for the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the average return of its peer group, Emerging Markets Funds, was (19.43%), according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Security selection in the Basic Materials sector detracted from relative performance for the year. The Portfolio’s holding of Steel Authority of India detracted from relative returns as the stock underperformed.

Stock selection in the Financial Services sector also hindered relative results. Holdings of Russian commercial banking firm Sberbank, Egyptian diversified financial services provider Commercial International Bank, and Austrian financial services company Erste Group bank detracted from relative returns as all three stocks turned in weak performance over the reporting period.

Elsewhere, holdings of Information Technology products and electronics maker Acer, of Taiwan, Brazilian post-secondary education company Anhanguera Educacional Participacoes, Hong Kong based automobile trader and manufacturer Geely Automobile Holdings, and Indian petrochemical firm Reliance Industries weakened relative returns. Not holding strong-performing global auto maker Hyundai Motor, and the timing of the Portfolio’s ownership in shares of automobile manufacturer Kia Motors, both South Korean companies, were additional factors that negatively impacted relative performance.

Stock selection in the Information Technology and Utilities & Communications sectors was a primary factor that contributed to performance relative to the Index. Within the Information Technology sector, the Portfolio’s holdings of Korean electronics company Samsung Electronics and semiconductor manufacturer Taiwan Semiconductor contributed to relative returns as both stocks turned in strong performance over the reporting period. Within the Utilities & Communications sector, the holding of strong performing telecommunications service provider China Unicom Hong Kong was among the Portfolio’s top relative contributors.

An overweight allocation to the Retailing sector also boosted relative performance. The Portfolio’s holdings of footwear manufacturer Stella International, of Hong Kong, and discount store chain E-Mart, of South Korea, benefited relative returns as both stocks appreciated over the reporting period.

84	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a portfolio of companies that we regard as undergoing fundamental operational improvements and whose shares trade at discounted valuations. As a result, the Portfolio’s sector and industry allocation will reflect where we are finding what we believe to be the best investment opportunities at any given time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Emerging Markets Equity Portfolio	-18.66%	-0.94%
MSCI® Emerging Markets Index (Gross)	-18.17%	1.40%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	-19.43%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/11

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	5.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.7%
MTN Group, Ltd.	1.9%
Petroleo Brasileiro SA, ADR	1.8%
Vale SA, ADR	1.8%
China Construction Bank Corp. - Class H	1.8%
Gazprom OAO, ADR	1.7%
China Unicom Hong Kong, Ltd., ADR	1.6%
Mr. Price Group, Ltd.	1.6%
Infosys, Ltd., ADR	1.6%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio	85

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2011

	Foreign Common Stocks (98.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.7%)
	Ajisen China Holdings, Ltd.	Hong Kong	490,000	539
	Anhanguera Educacional Participacoes SA	Brazil	92,800	1,000
	Arezzo Industria e Comercio SA	Brazil	52,660	655
	Companhia Hering	Brazil	35,000	609
*	Corporacion GEO SAB de CV - Series B	Mexico	222,480	275
*	Dish TV India, Ltd.	India	501,789	558
	Geely Automobile Holdings, Ltd.	Hong Kong	2,640,000	578
	GOME Electrical Appliances Holding, Ltd.	Hong Kong	2,311,000	536
	Guangzhou Automobile Group Co., Ltd. - Class H	China	708,000	591
*	Kia Motors Corp.	South Korea	34,850	2,018
*	Kroton Educacional SA	Brazil	59,701	589
*	Kroton Educacional SA Rights	Brazil	23,708	7
	Li & Fung, Ltd.	Hong Kong	762,000	1,409
	Lojas Renner SA	Brazil	23,000	597
*	Mando Corp.	South Korea	7,988	1,428
	Minor International PCL	Thailand	626,200	222
	Mr. Price Group, Ltd.	South Africa	238,978	2,362
	Naspers, Ltd. - Class N	South Africa	44,768	1,959
	PDG Realty SA Empreendimentos e Participacoes	Brazil	121,800	385
	PT Mitra Adiperkasa Tbk	Indonesia	810,000	460
*	Sands China, Ltd.	Macau	200,800	567
	Shinsegae Co., Ltd.	South Korea	2,619	557
	Stella International Holdings, Ltd.	Hong Kong	788,000	1,713
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	420,774	479

	Total			20,093

	Consumer Staples (9.7%)
	Arca Continental SAB de CV	Mexico	78,343	334
	BIM Birlesik Magazalar AS	Turkey	11,830	328
	Clicks Group, Ltd.	South Africa	298,940	1,712
	Companhia de Bebidas das Americas, ADR	Brazil	41,070	1,482
	CP ALL PCL	Thailand	497,600	816
	Dabur India, Ltd.	India	852,959	1,603
	Dairy Farm International Holdings, Ltd.	Hong Kong	90,900	848
*	E-Mart Co., Ltd.	South Korea	7,387	1,789
	Hengan International Group Co., Ltd.	China	137,000	1,282
	Kimberly-Clark de Mexico SAB de CV - Class A	Mexico	73,928	402
	M Dias Branco SA	Brazil	38,800	992
	O’Key Group SA	Russia	233,490	1,600
	Tiger Brands, Ltd.	South Africa	34,527	1,073

	Total			14,261

	Foreign Common Stocks (98.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Energy (10.3%)
*	Bankers Petroleum, Ltd.	Canada	129,901	566
	China Shenhua Energy Co., Ltd. - Class H	China	326,500	1,419
	CNOOC, Ltd.	Hong Kong	747,000	1,310
	Gazprom OAO, ADR	Russia	239,544	2,558
	INPEX Corp.	Japan	205	1,292
	Oil & Natural Gas Corp., Ltd.	India	81,757	395
	Petroleo Brasileiro SA, ADR	Brazil	108,254	2,690
	Reliance Industries, Ltd.	India	161,585	2,109
	Tenaris SA, ADR	Luxembourg	26,068	969
	Tupras-Turkiye Petrol Rafinerileri AS	Turkey	85,120	1,798

	Total			15,106

	Financials (24.1%)
	Asian Property Development PCL	Thailand	2,556,800	402
	Banco Santander Brasil SA	Brazil	122,600	983
	Banco Santander Chile, ADR	Chile	4,396	333
	Bancolombia SA, ADR	Colombia	5,624	335
	Bangkok Bank PCL	Thailand	316,900	1,647
	Bank of China, Ltd. - Class H	China	5,752,000	2,126
	BM&FBOVESPA SA	Brazil	277,900	1,460
	Bolsa Mexicana de Valores SAB de CV	Mexico	507,800	805
	Brasil Brokers Participacoes SA	Brazil	262,300	785
	Brasil Insurance Participacoes e Administracao SA	Brazil	123,600	1,127
	CETIP SA - Balcao Organizado de Ativos e Derivativos	Brazil	57,300	828
	China Construction Bank Corp. - Class H	China	3,671,020	2,562
	China Pacific Insurance Group Co., Ltd. - Class H	China	565,400	1,613
	Chinatrust Financial Holding Co., Ltd.	Taiwan	1,801,895	1,125
	CIMB Group Holdings Bhd	Malaysia	725,500	1,703
	Commercial International Bank Egypt SAE	Egypt	189,000	569
	Credicorp, Ltd.	Bermuda	10,591	1,159
	Erste Group Bank AG	Austria	26,172	460
	First Pacific Co., Ltd.	Hong Kong	1,748,000	1,823
	Hana Financial Group, Inc.	South Korea	53,580	1,653
	Hang Lung Properties, Ltd.	Hong Kong	353,000	1,004
	Housing Development Finance Corp., Ltd.	India	78,353	957
	ICICI Bank, Ltd.	India	58,481	753
	Itau Unibanco Holding SA, ADR	Brazil	34,778	645
	Komercni Banka AS	Czech Republic	12,005	2,023
	LPS Brasil - Consultoria de Imoveis SA	Brazil	47,700	665

The Accompanying Notes are an Integral Part of the Financial Statements.

86	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

	Foreign Common Stocks (98.1%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	PT Bank Negara Indonesia Persero Tbk	Indonesia	3,068,831	1,286
	Sberbank of Russia	Russia	990,660	2,229
	Standard Chartered PLC	United Kingdom	80,525	1,763
	Turkiye Garanti Bankasi AS	Turkey	199,605	622
	Total			35,445
	Health Care (2.2%)
	Diagnosticos da America SA	Brazil	128,500	1,068
	Fleury SA	Brazil	60,300	692
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	368,900	711
	Top Glove Corp. Bhd	Malaysia	521,600	823

	Total			3,294

	Industrials (3.6%)
	Alfa SAB de CV - Class A	Mexico	22,080	241
	BEML, Ltd.	India	23,279	201
	Copa Holdings SA - Class A	Panama	7,036	413
	Embraer SA, ADR	Brazil	21,420	540
	Glory, Ltd.	Japan	33,900	730
	Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	11,430	639
	Multiplus SA	Brazil	23,730	410
	Sinotruk Hong Kong, Ltd.	Hong Kong	1,561,000	872
*	TK Corp.	South Korea	56,657	1,170

	Total			5,216

	Information Technology (16.2%)
	Cielo SA	Brazil	18,082	467
	CSU Cardsystem SA	Brazil	218,319	538
	Hon Hai Precision Industry Co., Ltd.	Taiwan	833,824	2,283
	HTC Corp.	Taiwan	37,989	624
	Infosys, Ltd., ADR	India	44,773	2,301
*	NICE Systems, Ltd., ADR	Israel	24,098	830
	Redecard SA	Brazil	23,200	363
	Samsung Electronics Co., Ltd.	South Korea	8,525	7,829
*	Seoul Semiconductor Co., Ltd.	South Korea	29,001	529
	Siliconware Precision Industries Co.	Taiwan	2,326,000	2,082
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,596,290	3,996
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	37,263	481
	Totvs SA	Brazil	27,100	483
	VTech Holdings, Ltd.	Hong Kong	103,600	1,039

	Total			23,845

	Materials (8.1%)
	Anhui Conch Cement Co., Ltd. - Class H	China	292,000	867
	Chugoku Marine Paints, Ltd.	Japan	144,000	892
	Companhia Siderurgica Nacional SA, ADR	Brazil	49,940	408
	Corporacion Moctezuma SAB de CV	Mexico	181,500	371

Foreign Common Stocks (98.1%)	Country	Shares/ $ Par	Value $ (000’s)

Materials continued
Duratex SA	Brazil	943	5
Formosa Plastics Corp.	Taiwan	249,000	664
Gerdau SA, ADR	Brazil	54,280	424
Gold Fields, Ltd.	South Africa	64,231	991
Grupo Mexico SAB de CV - Series B	Mexico	220,501	580
Maanshan Iron and Steel Co., Ltd. - Class H	China	1,110,000	356
Mexichem SAB de CV	Mexico	111,600	349
Mining and Metallurgical Co. Norilsk Nickel, ADR	Russia	55,053	844
MOIL, Ltd.	India	130,582	558
POSCO	South Korea	2,046	675
Steel Authority of India, Ltd.	India	485,869	744
Ternium SA, ADR	Luxembourg	26,330	484
Vale SA, ADR	Brazil	123,707	2,654

Total			11,866

Telecommunication Services (8.0%)
America Movil SAB de CV - Series L, ADR	Mexico	89,050	2,012
China Mobile, Ltd.	Hong Kong	85,000	831
China Unicom Hong Kong, Ltd.	Hong Kong	334,000	704
China Unicom Hong Kong, Ltd., ADR	Hong Kong	111,911	2,365
Empresa Nacional de Telecomunicaciones SA	Chile	16,437	305
Mobile TeleSystems OAO, ADR	Russia	45,523	668
MTN Group, Ltd.	South Africa	153,503	2,733
PT XL Axiata Tbk	Indonesia	3,223,500	1,609
Tim Participacoes SA, ADR	Brazil	20,039	517

Total			11,744

Utilities (2.2%)
Aguas Andinas SA - Class A	Chile	1,045,408	600
Eletropaulo Metropolitana SA	Brazil	32,760	641
Enersis SA, ADR	Chile	27,635	487
Manila Water Co., Inc.	Philippines	1,797,000	795
Tractebel Energia SA	Brazil	40,185	645

Total			3,168

Total Foreign Common Stocks
(Cost: $153,032)			144,038

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	87

Emerging Markets Equity Portfolio

Short-Term Investments (2.2%)	Country	Shares/ $ Par	Value $ (000’s)

Commercial Banks US (2.2%)
HSBC Americas, 0.10%, 1/3/12	United States	3,168,000	3,168

Total Short-Term Investments
(Cost: $3,168)			3,168

Total Investments (100.3%)
(Cost: $156,200)(a)			147,206

Other Assets, Less
Liabilities (-0.3%)			(370)

Net Assets (100.0%)			146,836

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $157,760 and the net unrealized depreciation of investments based on that cost was $10,554 which is comprised of $10,716 aggregate gross unrealized appreciation and $21,270 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Brazil	17.3%
South Korea	12.0%
Hong Kong	10.6%
Taiwan	7.7%
China	7.4%
South Africa	7.4%
India	6.9%
Russia	5.4%
Other	25.6%
Total	100.3%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks	$142,227	$1,811	$-
Short-Term Investments	-	3,168	-
Other Financial Instruments^	-	-	-
Total	$142,227	$4,979	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

88	Emerging Markets Equity Portfolio

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in high quality, short-term money market instruments that present minimal credit risk.	$497 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Money Market Portfolio (the “Portfolio”). The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of high-quality money market instruments. The Portfolio may only invest in U.S. dollar denominated securities that mature in 397 days or less from the date of purchase. As a money market fund, the Portfolio is subject to maturity, quality, liquidity, and diversification requirements.

The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Market Overview

The same factors that led bonds to enjoy healthy gains in 2011—worries about the European sovereign debt debacle, the U.S. Treasury debt downgrade, and a potential slowdown in the pace of the global economic recovery—combined to hold down money market yields. Indeed, worries about slower growth and ongoing weakness in the housing and labor markets meant the Federal Reserve (the Fed) kept its short-term rate target in a range between 0% and 0.25% all year.

Fed policies are important for money market investors, because they determine rates on money market securities. Record low Fed rate policy meant continued historically low yields on Treasury bills and LIBOR (the London interbank offered rate), two prominent money market benchmarks. Against that backdrop, the Merrill Lynch 3-Month T-Bill Index returned just 0.10% for the full year. By way of comparison, stocks and bonds returned 2.11% and 7.84%, as measured by the S&P 500® Index and Barclays Capital® Aggregate Bond Index, respectively.

Portfolio Results

The Money Market Portfolio returned 0.14% for the twelve months ended December 31, 2011; by comparison, the Portfolio’s benchmark, the Merrill Lynch 3-Month Treasury Bill (T-Bill) Index, returned 0.10%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the (0.03%) average return of the Money Market Funds peer group tracked by Lipper® Analytical Services, an independent mutual fund ranking agency. As of December 31, 2011, the Portfolio’s 7-day yield was 0.08%.

The Portfolio’s absolute return reflects the historically low yields currently available on money market instruments. Relative to the peer group and benchmark, performance benefited from the management fee waiver that was in place during the period. The Portfolio advisor waived its entire management fee (30 basis points) through the first six months of 2011, and waived half of its fee (15 basis points) for the last six months. This voluntary waiver will continue to be monitored in light of market and economic developments, and Mason Street Advisors may discontinue the waiver at any time. In the absence of the fee waiver, the Portfolio’s return would have been lower.

With respect to Portfolio positioning, the Portfolio eliminated the majority of its exposure to European financial institutions by mid-2011; however, it continued to hold a limited amount of what the portfolio manager believed were high quality, attractively valued securities issued by Swiss and British (non-euro currency countries) banks. In addition, increasing issuance of commercial paper by non-financial companies allowed the portfolio manager to diversify the Portfolio’s holdings across a broader range of issuers and sectors in 2011.

Money Market Portfolio	89

Money Market Portfolio

Portfolio Manager Outlook

The key determinant of money market rates is Fed interest rate policy. Unfortunately, Fed Chairman Bernanke recently stated that rates would stay near zero until “late 2014.” As a result, money market investors should expect low yields to persist for some time. Nevertheless, we will work hard to maximize the Portfolio’s yield consistent with maintaining safety and liquidity.

Investors should also be aware of the regulatory uncertainty currently facing money market funds. In the wake of the financial crisis of 2008, Congress and the Securities and Exchange Commission began a major re-working of the financial landscape, evaluating a number of potential changes that could affect mutual funds and their investment advisers in meaningful ways. While it is impossible to predict the ultimate outcome of these regulatory changes, it is clear that they could have important implications for the structure and performance of all money market funds, including the Portfolio, going forward.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET PORTFOLIO.

90	Money Market Portfolio

Money Market Portfolio

Schedule of Investments

December 31, 2011

Money Market Investments (99.3%)	Shares/ $ Par	Value $ (000’s)

Autos (11.8%)
American Honda Finance Corp., 0.676%, 6/29/12 144A	3,500,000	3,500
American Honda Finance Corp., 0.729%, 11/20/12 144A	6,000,000	6,000
American Honda Finance Corp., 0.824%, 9/26/12 144A	10,000,000	10,000
Fcar Owner Trust I, 0.249%, 3/1/12	9,500,000	9,496
Fcar Owner Trust I, 0.28%, 3/2/12	10,000,000	9,995
Toyota Motor Credit Corp., 0.04%, 1/26/12	9,500,000	9,500
Toyota Motor Credit Corp., 0.18%, 2/22/12	10,000,000	9,997

Total		58,488

Commercial Banks Non-US (15.4%)
Bank of Nova Scotia, 0.578%, 10/5/12	8,400,000	8,403
Barclays US Funding LLC, 0.09%, 1/3/12	19,500,000	19,500
Rabobank Nederland, 0.62%, 1/26/12 144A	10,000,000	10,001
Rabobank USA Financial Corp., 0.38%, 2/8/12	9,500,000	9,496
Royal Bank of Canada, 0.07%, 2/27/12	19,000,000	18,998
Toronto-Dominion Holdings USA, Inc., 0.07%, 1/23/12	10,000,000	10,000

Total		76,398

Commercial Banks US (10.1%)
Bank of America, 0.43%, 1/31/12	7,000,000	7,000
The Goldman Sachs Group, Inc., 0.35%, 1/3/12	2,500,000	2,500
The Goldman Sachs Group, Inc., 0.615%, 2/6/12	8,000,000	8,000
The Goldman Sachs Group, Inc., 0.65%, 5/25/12	9,000,000	9,000
Morgan Stanley, 0.638%, 1/9/12	17,000,000	17,000
Wells Fargo & Co., 0.506%, 1/24/12	6,500,000	6,500

Total		50,000

Consumer Products/Retailing (3.9%)
eBay, Inc., 0.10%, 3/7/12	19,500,000	19,496

Total		19,496

Money Market Investments (99.3%)	Shares/ $ Par	Value $(000’s)

Finance Services (7.9%)
Alpine Securitization Corp., 0.22%, 1/4/12	4,500,000	4,500
Alpine Securitization Corp., 0.22%, 1/20/12	10,000,000	9,999
Alpine Securitization Corp., 0.24%, 1/25/12	5,000,000	4,999
Govco LLC, 0.33%, 1/18/12	10,000,000	9,998
Govco LLC, 0.33%, 2/8/12	3,200,000	3,199
Govco LLC, 0.39%, 2/21/12	6,300,000	6,297

Total		38,992

Government (24.4%)
US Treasury, 1.375%, 4/15/12	30,000,000	30,114
US Treasury, 4.50%, 3/31/12	30,000,000	30,324
US Treasury, 4.50%, 4/30/12	30,000,000	30,437
US Treasury, 4.875%, 2/15/12	30,000,000	30,180

Total		121,055

Health Care/Pharmaceuticals (2.3%)
Roche Holdings, Inc., 0.04%, 1/5/12	5,000,000	5,000
Roche Holdings, Inc., 0.05%, 1/24/12	6,500,000	6,500

Total		11,500

Information Technology (3.9%)
Google, Inc., 0.04%, 1/13/12	10,000,000	10,000
Google, Inc., 0.04%, 1/27/12	9,500,000	9,500

Total		19,500

Miscellaneous Business Credit Institutions (3.9%)
General Electric Capital, 0.13%, 3/27/12	5,000,000	4,999
General Electric Co., 0.13%, 3/28/12	14,500,000	14,495

Total		19,494

Personal Credit Institutions (11.8%)
Chariot Funding LLC, 0.17%, 2/10/12	5,000,000	4,999
Chariot Funding LLC, 0.18%, 2/16/12	10,200,000	10,198
Chariot Funding LLC, 0.19%, 1/25/12	4,300,000	4,299
Old Line Funding LLC, 0.14%, 1/24/12	6,500,000	6,499
Old Line Funding LLC, 0.16%, 2/21/12	8,000,000	7,998

Money Market Investments (99.3%)	Shares/ $ Par	Value $(000’s)

Personal Credit Institutions continued
Old Line Funding LLC, 0.22%, 3/6/12	5,000,000	4,998
Straight-A Funding LLC, 0.10%, 1/19/12	8,501,000	8,501
Straight-A Funding LLC, 0.14%, 1/27/12	5,000,000	5,000
Straight-A Funding LLC, 0.19%, 2/13/12	6,000,000	5,999

Total		58,491

Short Term Business Credit (3.9%)
Sheffield Receivables Corp., 0.32%, 1/13/12	4,000,000	3,999
Sheffield Receivables Corp., 0.32%, 1/31/12	5,000,000	4,999
Sheffield Receivables Corp., 0.36%, 2/6/12	6,000,000	5,998
Sheffield Receivables Corp., 0.37%, 2/6/12	4,500,000	4,498

Total		19,494

Total Money Market Investments
(Cost: $492,908)		492,908

Total Investments (99.3%)
(Cost: $492,908)(a)		492,908

Other Assets, Less Liabilities (0.7%)		3,655

Net Assets (100.0%)		496,563

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio	91

Money Market Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $29,501 representing 5.9% of the net assets.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$121,055	$-
Corporate Bonds	-	78,404	-
Commercial Paper	-	293,449	-
Other Financial Instruments^	-	-	-
Total	$-	$492,908	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

92	Money Market Portfolio

Short-Term Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest primarily in a diversified portfolio of investment grade debt securities.	$166 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”). In pursuit of its objective, the Portfolio invests primarily in a diversified portfolio of investment grade debt securities. The Portfolio may invest up to 20% of net assets in non-investment grade securities and up to 30% of net assets in foreign securities. Under normal market conditions, the Portfolio attempts to maintain an effective duration (a measure of the Portfolio’s share price sensitivity to changes in interest rates) of between zero and three years. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows.

Market Overview

Bonds enjoyed healthy gains in 2011—when worries about the European sovereign debt crisis, the U.S. Treasury debt downgrade, and a potential slowdown in the pace of the global economic recovery—sent investors looking for the relative safety of U.S. fixed income investments. Indeed, Treasurys enjoyed one of their best years ever, as measured by the performance of the 30-year bond. Investment grade corporate bonds and mortgage-backed securities (“MBS”), two other significant sectors of the fixed income market, also performed well this year on an absolute basis, but both sectors trailed the performance of Treasurys by a relatively wide margin. In general, the Financials sector was a significant drag on the investment grade corporate sector, while MBS was largely affected by interest rate volatility (MBS typically does better when interest rates are stable, because rate volatility affects the likelihood of refinancing the underlying mortgages). For the year, the broad Barclays Capital® Aggregate Bond Index returned 7.84%.

Portfolio Results

The Portfolio returned 0.55% for the twelve months ended December 31, 2011; by comparison, the Portfolio’s benchmark, the Barclays Capital® Aggregate 1-3 Year Index (the “Index”), returned 1.73%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio trailed the 1.40% average return of its Short-Intermediate Investment Grade Debt Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute returns reflect the low interest rate environment and performance of short-term investment grade bonds generally. Relative to the Index and Lipper peer group, the Portfolio’s relative performance was primarily affected by sector allocation decisions. On the thesis that corporate America had a healthier balance sheet and more attractive yields than did U.S. Treasurys, the Portfolio had an underweight to Treasurys and corresponding overweight to corporate securities. Unfortunately, Treasurys were the best performing portion of the market and the Index had a significant weight in Treasurys (49.9% as of December 31, 2011).

Despite the fact that corporate securities underperformed Treasurys during the year, security selection decisions within the corporate sector had a positive effect on the Portfolio’s relative results. In particular, it was beneficial to underweight banks and to focus on higher quality lenders. Within the structured products allocation, strong security selection among commercial mortgage-backed securities (“CMBS”) was helpful.

For most of the year, the Portfolio kept a slightly short duration (price sensitivity to rate changes) position when compared to that of the Index, which detracted from relative results. As a tool in managing the Portfolio’s duration and yield curve exposure during the year, Treasury futures contracts were used. Similarly, the Portfolio used currency forward contracts to execute the few currency trades that were made during the year. These trades had only a marginal net effect on performance in 2011.

Portfolio Manager Outlook

We reduced the Portfolio’s corporate overweight by taking profits as corporate bonds rallied in the fourth quarter of 2011. As a result, the Portfolio began 2012 with a more modest overweight to corporate bonds than it had in the second half of last year; an overweight position in structured mortgage products; and an underweight to Treasury bonds. Said differently, we prefer secured government debt (such as agency MBS) over unsecured government debt (Treasurys).

We should also say a word about the implications of the government’s role in the market. On the one hand, the Fed is pursuing policies aimed at boosting economic activity and providing liquidity to help ensure the smooth functioning of the financial system. On the other hand, those policies are likely to lead to higher inflation down the road. Economic and financial outcomes are hard to predict in the best of circumstances; we find it doubly difficult to do so now given the Fed’s active involvement in markets. What we can say, though, is that we think it’s likely rate volatility will be low as long as the central banks are actively

Short-Term Bond Portfolio	93

Short-Term Bond Portfolio

purchasing securities. In that sort of environment, we prefer to focus on attractively valued securities and sectors while minimizing interest rate risk relative to the Portfolio’s Index.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Short-Term Bond Portfolio	0.55%	3.67%
Barclays Capital® U.S. Aggregate 1-3 Years Index	1.73%	4.01%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	1.40%	-%
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

94	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Top 10 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Net Assets
US Treasury, Various	41.8%
Federal National Mortgage Association, Various	4.4%
Federal Home Loan Bank, Various	3.2%
Federal Home Loan Mortgage Corp., Various	1.7%
Federal National Mortgage Association, Series 2011-113, Class AG, 2.5%, 11/25/26	1.5%
Federal National Mortgage Association, Series 2010-95, Class Bk, 1.50%, 2/25/20	1.4%
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16	1.4%
Wells Fargo Mortgage Backed Securities Trust, Series 2004-3, Class A, 4.75%, 4/25/19	1.3%
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.00%, 2/15/25	1.3%
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A3, 4.719%, 1/15/38	0.9%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

Short-Term Bond Portfolio	95

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2011

Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.5%)
Boeing Capital Corp., 5.80%, 1/15/13	80,000	84
The Boeing Co., 1.875%, 11/20/12	170,000	172
L-3 Communications Corp., 3.95%, 11/15/16	300,000	303
Northrop Grumman Corp., 1.85%, 11/15/15	250,000	249

Total		808

Auto Manufacturing (1.6%)
American Honda Finance Corp., 2.375%, 3/18/13 144A	50,000	51
American Honda Finance Corp., 2.50%, 9/21/15 144A	750,000	763
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	500,000	497
FUEL Trust, 4.207%, 4/15/16 144A	400,000	403
PACCAR Financial Corp., 1.95%, 12/17/12	155,000	157
PACCAR, Inc., 6.875%, 2/15/14	45,000	51
Toyota Motor Credit Corp., 2.00%, 9/15/16	200,000	202
Toyota Motor Credit Corp., 3.20%, 6/17/15	200,000	210
Volkswagen International Finance NV, 1.625%, 8/12/13 144A	300,000	301

Total		2,635

Banking (8.0%)
ANZ National Int’l, Ltd./London, 2.375%, 12/21/12 144A	165,000	168
The Bank of New York Mellon Corp., 2.95%, 6/18/15	250,000	259
Bank of Nova Scotia, 3.40%, 1/22/15	250,000	263
Bank of Tokyo-Mitsubishi UFJ, Ltd., 3.85%, 1/22/15 144A	125,000	133
Barclays Bank PLC, 2.50%, 9/21/15 144A	750,000	740
BB&T Corp., 3.20%, 3/15/16	230,000	240

Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

Banking continued
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	800,000	769
Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	100,000	101
Canadian Imperial Bank of Commerce, 2.60%, 7/2/15 144A	600,000	621
Cie de Financement Foncier, 2.50%, 9/16/15 144A	500,000	484
Citigroup, Inc., 3.953%, 6/15/16	250,000	249
Citigroup, Inc., 6.50%, 8/19/13	200,000	208
Commonwealth Bank of Australia, 2.50%, 12/10/12 144A	1,000,000	1,017
DnB NOR Boligkreditt, 2.10%, 10/14/15 144A	600,000	595
DnB NOR Boligkreditt, 2.90%, 3/29/16 144A	500,000	508
Eksportfinans ASA, 2.00%, 9/15/15	1,000,000	828
Fifth Third Bancorp, 3.625%, 1/25/16	270,000	274
The Goldman Sachs Group, Inc., 3.625%, 2/7/16	180,000	174
HSBC Bank PLC, 1.625%, 8/12/13 144A	250,000	246
Jefferies Group, Inc., 3.875%, 11/9/15	90,000	80
Morgan Stanley, 3.80%, 4/29/16	250,000	230
National Australia Bank, Ltd., 2.75%, 9/28/15 144A	250,000	248
Nordea Bank AB, 3.70%, 11/13/14 144A	250,000	254
PNC Funding Corp., 2.70%, 9/19/16	145,000	148
Regions Financial Corp., 4.875%, 4/26/13	100,000	98
Royal Bank of Canada, 2.30%, 7/20/16	150,000	152
The Royal Bank of Scotland PLC, 3.40%, 8/23/13	350,000	340
Santander US Debt SA Unipersonal, 3.724%, 1/20/15 144A	250,000	227
Sparebank 1 Boligkreditt AS, 2.625%, 5/27/16 144A	550,000	555

Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Standard Chartered PLC, 3.20%, 5/12/16 144A	270,000	264
Standard Chartered PLC, 3.85%, 4/27/15 144A	160,000	161
State Street Corp., 2.875%, 3/7/16	650,000	669
SunTrust Banks, Inc., 3.60%, 4/15/16	240,000	244
The Toronto-Dominion Bank, 2.20%, 7/29/15 144A	625,000	640
U.S. Bancorp, 3.442%, 2/1/16	450,000	465
Union Bank NA, 2.125%, 12/16/13	250,000	253
Wells Fargo & Co., 3.676%, 6/15/16	250,000	261
Westpac Banking Corp., 3.00%, 8/4/15	100,000	101

Total		13,267

Beverage/Bottling (0.3%)
Anheuser-Busch InBev Worldwide, Inc., 3.625%, 4/15/15	250,000	266
Dr. Pepper Snapple Group, Inc., 2.35%, 12/21/12	170,000	173

Total		439

Cable/Media/Broadcasting/Satellite (0.7%)
Comcast Corp., 4.95%, 6/15/16	250,000	277
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.50%, 3/1/16	285,000	294
Discovery Communications LLC, 3.70%, 6/1/15	180,000	189
Time Warner, Inc., 3.15%, 7/15/15	135,000	140
Viacom, Inc., 4.375%, 9/15/14	250,000	268

Total		1,168

Conglomerate/Diversified Manufacturing (0.6%)
E. I. du Pont de Nemours & Co., 1.95%, 1/15/16	475,000	488
United Technologies Corp., 4.875%, 5/1/15	500,000	562

Total		1,050

The Accompanying Notes are an Integral Part of the Financial Statements.

96	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Products (0.1%)
Unilever Capital Corp., 2.75%, 2/10/16	250,000	264

Total		264

Electric Utilities (2.3%)
CenterPoint Energy Houston Electric LLC, 5.75%, 1/15/14	224,000	245
CenterPoint Energy Houston Electric LLC, 7.00%, 3/1/14	95,000	107
Commonwealth Edison Co., 1.625%, 1/15/14	120,000	121
Consolidated Edison Co. of New York, 3.85%, 6/15/13	250,000	260
Consumers Energy Co., 5.50%, 8/15/16	500,000	575
Entergy Arkansas, Inc., 5.40%, 8/1/13	250,000	265
Entergy Mississippi, Inc., 3.25%, 6/1/16	500,000	510
Exelon Corp., 4.90%, 6/15/15	250,000	269
NextEra Energy Capital Holding, Inc., 2.60%, 9/1/15	500,000	505
Pacific Gas & Electric Co., 4.80%, 3/1/14	250,000	268
PacifiCorp, 5.45%, 9/15/13	250,000	268
PSEG Power LLC, 2.50%, 4/15/13	100,000	102
Southern California Edison Co., 5.75%, 3/15/14	250,000	275

Total		3,770

Electronics (0.6%)
Broadcom Corp., 2.375%, 11/1/15	400,000	409
Hewlett-Packard Co., 2.65%, 6/1/16	350,000	347
International Business Machines Corp., 1.95%, 7/22/16	265,000	273

Total		1,029

Food Processors (0.7%)
ConAgra Foods, Inc., 5.875%, 4/15/14	250,000	274
H.J. Heinz Co., 5.35%, 7/15/13	250,000	267
Kraft Foods, Inc., 4.125%, 2/9/16	400,000	434
Kraft Foods, Inc., 6.25%, 6/1/12	35,000	36
Mead Johnson Nutrition Co., 3.50%, 11/1/14	200,000	209

Total		1,220

Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines (0.9%)
DCP Midstream Operating LP, 3.25%, 10/1/15	270,000	272
Enterprise Products Operating LLC, 3.20%, 2/1/16	100,000	104
Enterprise Products Operating LLC, 5.60%, 10/15/14	250,000	274
ONEOK Partners LP, 3.25%, 2/1/16	230,000	237
Plains All American Pipeline LP/PAA Finance Corp., 5.625%, 12/15/13	175,000	187
Spectra Energy Capital LLC, 5.90%, 9/15/13	200,000	213
Spectra Energy Partners LP, 2.95%, 6/15/16	180,000	181

Total		1,468

Health Care/Pharmaceuticals (1.0%)
Amgen, Inc., 2.50%, 11/15/16	500,000	506
Express Scripts, Inc., 3.125%, 5/15/16	60,000	60
Medtronic, Inc., 3.00%, 3/15/15	250,000	264
Sanofi-Aventis SA, 1.625%, 3/28/14	400,000	407
Stryker Corp., 3.00%, 1/15/15	135,000	142
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	250,000	265

Total		1,644

Independent Finance (0.7%)
General Electric Capital Corp., 3.35%, 10/17/16	500,000	521
Hyundai Capital Services, Inc., 4.375%, 7/27/16 144A	345,000	352
International Lease Finance Corp., 5.75%, 5/15/16	165,000	153
Nissan Motor Acceptance Corp., 3.25%, 1/30/13 144A	65,000	66
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 144A	30,000	31

Total		1,123

Information/Data Technology (0.5%)
Adobe Systems, Inc., 3.25%, 2/1/15	250,000	262
Microsoft Corp., 2.50%, 2/8/16	325,000	345

Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

Information/Data Technology continued
Xerox Corp., 4.25%, 2/15/15	250,000	264

Total		871

Life Insurance (0.5%)
American International Group, Inc., 3.65%, 1/15/14	115,000	112
Metropolitan Life Global Funding I, 2.50%, 1/11/13 144A	250,000	253
Metropolitan Life Global Funding I, 3.125%, 1/11/16 144A	250,000	256
Prudential Financial, Inc., 4.75%, 9/17/15	250,000	264

Total		885

Machinery (0.3%)
Caterpillar Financial Services Corp., 2.65%, 4/1/16	200,000	208
John Deere Capital Corp., 1.60%, 3/3/14	320,000	325

Total		533

Metals/Mining (1.7%)
Anglo American Capital PLC, 2.15%, 9/27/13 144A	300,000	301
Barrick Gold Corp., 2.90%, 5/30/16	500,000	513
Rio Tinto Finance USA, Ltd., 2.50%, 5/20/16	240,000	245
Steel Dynamics, Inc., 7.375%, 11/1/12	250,000	260
Teck Resources, Ltd., 3.15%, 1/15/17	165,000	169
Teck Resources, Ltd., 10.75%, 5/15/19	450,000	549
Vale Overseas, Ltd., 6.25%, 1/11/16	500,000	559
Xstrata Canada Financial Corp., 3.60%, 1/15/17 144A	250,000	252

Total		2,848

Oil and Gas (1.7%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	350,000	397
BG Energy Capital PLC, 2.875%, 10/15/16 144A	500,000	511
BP Capital Markets PLC, 3.125%, 10/1/15	385,000	403
Cenovus Energy, Inc., 4.50%, 9/15/14	250,000	269
EnCana Holdings Finance Corp., 5.80%, 5/1/14	105,000	114

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	97

Short-Term Bond Portfolio

	Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	Ensco PLC, 3.25%, 3/15/16	400,000	408
	Marathon Petroleum Corp., 3.50%, 3/1/16	100,000	102
	Shell International Finance BV, 3.10%, 6/28/15	160,000	172
	Shell International Finance BV, 3.25%, 9/22/15	115,000	124
	Transocean, Inc., 5.05%, 12/15/16	250,000	255

	Total		2,755

	Other Finance (0.6%)
	American Express Credit Corp., 2.75%, 9/15/15	200,000	201
	American Express Credit Corp., 5.125%, 8/25/14	215,000	231
	USAA Capital Corp., 2.24%, 3/30/12	500,000	503

	Total		935

	Other Holdings (1.0%)
(f)	Mexico Cetes, 0.00%, 1/19/12	2,040,000	1,459
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	308,376	159
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	250,000	133

	Total		1,751

	Other Services (0.1%)
	Waste Management, Inc., 2.60%, 9/1/16	200,000	203

	Total		203

	Property and Casualty Insurance (0.5%)
	ACE INA Holdings, Inc., 2.60%, 11/23/15	450,000	458
	The Allstate Corp., 6.20%, 5/16/14	315,000	351

	Total		809

	Real Estate Investment Trusts (1.5%)
	ERP Operating LP, 5.125%, 3/15/16	225,000	241
	ERP Operating LP, 6.584%, 4/13/15	275,000	303
	HCP, Inc., 3.75%, 2/1/16	225,000	229
	Health Care REIT, Inc., 3.625%, 3/15/16	290,000	286
	Simon Property Group LP, 6.75%, 5/15/14	250,000	275
	Vornado Realty LP, 4.25%, 4/1/15	235,000	243
	WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	350,000	384

	Corporate Bonds (28.0%)	Shares/ $ Par	Value $ (000’s)

	Real Estate Investment Trusts continued
	World Financial Properties Tower B Corp., 6.91%, 9/1/13 144A	361,381	372
	Westfield Trust Finance Australia Property, Ltd, 5.125%, 11/15/14 144A	100,000	105

	Total		2,438

	Retail Stores (0.3%)
	Lowe’s Cos., 5.00%, 10/15/15	250,000	280
	Nordstrom, Inc., 6.75%, 6/1/14	145,000	163

	Total		443

	Telecommunications (0.9%)
	America Movil SAB de CV, 2.375%, 9/8/16	75,000	75
	America Movil SAB de CV, 3.625%, 3/30/15	140,000	147
	France Telecom SA, 4.375%, 7/8/14	250,000	264
	Rogers Communications, Inc., 6.375%, 3/1/14	450,000	496
	Telecom Italia Capital SA, 4.95%, 9/30/14	250,000	232
	Telefonica Emisiones SAU, 2.582%, 4/26/13	50,000	49
	Telefonica Emisiones SAU, 5.855%, 2/4/13	200,000	203

	Total		1,466

	Vehicle Parts (0.4%)
	Johnson Controls, Inc., 1.75%, 3/1/14	410,000	413
	Johnson Controls, Inc., 2.60%, 12/1/16	200,000	202

	Total		615

	Total Corporate Bonds
	(Cost: $46,036)		46,437

	Governments (48.7%)

	Governments (48.7%)
	Federal Home Loan Bank, 1.625%, 3/20/13	5,000,000	5,080
(e)	Federal Home Loan Bank, 2.00%, 1/27/23	275,000	275
(e)	Federal Home Loan Mortgage Corp., 1.25%, 8/25/16	750,000	751
	Federal National Mortgage Association, 3.875%, 7/12/13	5,000,000	5,273
	US Treasury, 0.25%, 10/31/13	2,800,000	2,800

	Governments (48.7%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury, 0.25%, 9/15/14	7,610,000	7,591
	US Treasury, 0.375%, 11/15/14	10,700,000	10,707
	US Treasury, 0.50%, 10/15/14	9,375,000	9,414
	US Treasury, 0.75%, 6/15/14	1,780,000	1,799
	US Treasury, 1.00%, 5/15/14	4,250,000	4,320
(b)	US Treasury, 1.25%, 2/15/14	31,480,000	32,127
	US Treasury, 2.125%, 8/15/21	525,000	538

	Total Governments
	(Cost: $79,477)		80,675

	Municipal Bonds (0.1%)

	Municipal Bonds (0.1%)
	State of Illinois, Series 2011, 4.961%, 3/1/16 GO	195,000	206

	Total Municipal Bonds
	(Cost: $195)		206

	Structured Products (18.8%)

	Structured Products (18.8%)
	Ally Auto Receivables Trust, Series 2010-3, Class A4, 1.55%, 8/17/15	395,000	400
	Bear Stears Commercial Mortgage Securities, Inc., Series 2007-PW17, Class AAB, 5.703%, 6/11/50	750,000	783
	Chrysler Financial Auto Securitization Trust, Series 2008-B, Class B, 6.54%, 11/10/14 144A	750,000	761
	Commercial Mortgage Pass-Through Certificate, Series 2001-J2A, Class C, 6.586%, 7/16/34	993,090	1,079
	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.829%, 11/15/37	1,361,000	1,457
	FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	642,589	630

The Accompanying Notes are an Integral Part of the Financial Statements.

98	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (18.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.515%, 8/25/20 IO	2,528,194	218
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.00%, 2/15/25	2,098,159	2,122
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	230,322	250
Federal Home Loan Mortgage Corp., 5.50%, 5/1/22	1,130,745	1,225
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	245,630	271
Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	253,163	289
Federal National Mortgage Association, Series 2010-95, Class Bk, 1.50%, 2/25/20	2,265,477	2,276
Federal National Mortgage Association, Series 2011-113, Class AG, 2.5%, 11/25/26	2,350,276	2,404
Federal National Mortgage Association, 5.00%, 5/1/20	640,975	693
Federal National Mortgage Association, 6.00%, 8/1/22	530,877	575
Federal National Mortgage Association, 6.50%, 8/1/37	725,133	812
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	2,128,000	2,269
GE Equipment Transportation LLC, Series 2011-1, Class A2, 0.77%, 10/21/13	1,000,000	999
GMAC Mortgage Corp. Loan Trust, Series 2010-1, Class A, 4.25%, 7/25/40 144A	3,871	4
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.158%, 1/12/39 144A	1,075,929	1,108
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A3, 4.719%, 1/15/38	1,490,000	1,563

Structured Products (18.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB, 5.857%, 2/15/51	1,000,000	1,068
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A2, 4.064%, 9/15/27	16,018	16
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A6, 5.02%, 8/15/29	425,000	452
Lehman Large Loan, Series 1997-LLI, Class E, 7.30%, 10/12/34	1,000,000	1,001
Louisiana Public Facilities Authority, 5.75%, 2/1/19	75,000	84
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	67,763	70
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A4, 5.619%, 7/12/34	567,300	571
Steiner Properties LLC, Series 1997-1, Class A, 7.482%, 3/31/12 144A	36,580	37
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.387%, 6/25/37	397,716	393
Thornburg Mortgage Securities Trust, Series 2007-1, Class A2B, 0.394%, 3/25/37	862,339	852
Thornburg Mortgage Securities Trust, Series 2007-2, Class A2A, 0.424%, 6/25/37	1,260,912	1,252
Volkswagen Auto Loan Enhanced Trust, Series 2008-2, Class A4A, 6.24%, 7/20/15	971,441	997
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	27,528	28
Wells Fargo Mortgage Backed Securities Trust, Series 2004-3, Class A, 4.75%, 4/25/19	2,098,896	2,146

Total Structured Products
(Cost: $30,696)		31,155

	Short-Term Investments (4.1%)	Shares/ $ Par	Value $ (000’s)

	Electric Utilities (0.6%)
(b)	Exelon Corp., 0.38%, 1/6/12	1,000,000	1,000

	Total		1,000

	Federal Government & Agencies (1.1%)
(b)	Federal Home Loan Bank, 0.01%, 3/7/12	1,000,000	1,000
(b)	Federal Home Loan Bank, 0.02%, 3/30/12	700,000	700

	Total		1,700

	Finance Services (1.2%)
(b)	Alpine Securitization, 0.24%, 1/24/12	1,000,000	1,000
(b)	Govco LLC, 0.15%, 1/18/12	1,000,000	1,000

	Total		2,000

	Food Processors (0.6%)
(b)	Kellogg Co., 0.19%, 1/6/12	1,000,000	1,000

	Total		1,000

	Oil and Gas (0.6%)
(b)	Devon Energy Corp., 0.37%, 1/5/12	1,000,000	1,000

	Total		1,000

	Total Short-Term Investments
	(Cost: $6,700)		6,700

	Total Investments (99.7%)
	(Cost: $163,104)(a)		165,173

	Other Assets, Less
	Liabilities (0.3%)		543

	Net Assets (100.0%)		165,716

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	99

Short-Term Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $17,657 representing 10.6% of the net assets.

IO — Interest Only Security

GO — General Obligation

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $163,105 and the net unrealized appreciation of investments based on that cost was $2,068 which is comprised of $2,599 aggregate gross unrealized appreciation and $531 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2011, $21,346)	174	3/12	$(101)
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2011, $857)	6	3/12	12
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2011, $7,537)	58	3/12	(68)
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2011, $7,717)	35	3/12	1

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated, as follows:

— Mexican Cetes — Mexican Pesos

— Morgan Stanley — Brazilian Real

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	AUD	470	1/12	$17	$-	$17
Sell	Barclays Bank PLC	AUD	470	1/12	5	-	5
Sell	Barclays Bank PLC	BRSL	377	2/12	1	-	1
Sell	Barclays Bank PLC	MXN	14,700	1/12	34	-	34

					$57	$-	$57

AUD — Australian Dollar

BRL — Brazilian Real

MXN — Mexican New Peso

The Accompanying Notes are an Integral Part of the Financial Statements.

100	Short-Term Bond Portfolio

Short-Term Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$80,675	$-
Foreign Bonds	-	1,751	-
Municipal Bonds	-	206	-
Corporate Bonds	-	44,686	-
Structured Products	-	31,155	-
Short-Term Investments	-	6,700	-
Other Financial Instruments^
Futures	13	-	-
Forward Currency Contracts	-	57	-
Liabilities:
Other Financial Instruments^
Futures	$(169)	$-	$-
Total	$(156)	$165,230	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	101

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$1.5 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Select Bond Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objectives by investing in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may invest up to 20% of net assets in non-investment grade securities and up to 30% of net assets in foreign securities. Under normal market conditions, the Portfolio attempts to maintain an effective duration (a measure of the Portfolio’s share price sensitivity to changes in interest rates) of between three and eight years. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows.

Market Overview

Bonds enjoyed healthy gains in 2011, as worries about the European sovereign debt crisis, the U.S. Treasury debt downgrade, and a potential slowdown in the pace of the global economic recovery sent investors looking for the relative safety of U.S. fixed income investments. Treasurys enjoyed one of their best years ever, as measured by the performance of the 30-year bond. Investment grade corporate bonds and mortgage-backed securities (“MBS”), two other significant sectors of the fixed income market, also performed well this year on an absolute basis, but both sectors trailed the performance of Treasurys by a relatively wide margin. In general, the Financials sector was a significant drag on the investment grade corporate sector, while MBS was largely affected by interest rate volatility (MBS typically does better when interest rates are stable, because rate volatility affects the likelihood of refinancing the underlying mortgages). For the year, the broad Barclays Capital® Aggregate Bond Index (the “Index”) returned 7.84%.

Portfolio Results

The Portfolio returned 7.16% for the twelve months ended December 31, 2011; by comparison, the Index returned 7.84%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the 6.80% average return of its Corporate Debt Funds A-Rated peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute returns reflected the solid performance of investment grade bonds in 2011. Relative to the Index, the Portfolio underperformed as a result of sector allocation decisions. On the thesis that corporate America had a healthier balance sheet and more attractive yields than did U.S. Treasurys, the Portfolio had an underweight to Treasurys and corresponding overweight to corporate securities. Unfortunately, Treasurys were the best performing portion of the market as investors looked for a safe haven from the European sovereign debt crisis. In addition, the Federal Reserve actively bought longer-term Treasurys as part of its “Operation Twist” program to lower key long-term borrowing rates, which bolstered prices.

Within the corporate allocation, security selection decisions had a positive effect. In particular, it was beneficial to underweight banks, as well as to focus on higher quality lenders. Within the structured products allocation, strong security selection among commercial mortgage-backed securities (“CMBS”) contributed to the Portfolio’s relative results this year.

Elsewhere, the portfolio managers kept the Portfolio’s duration (price sensitivity to rate changes) shorter than that of the Index for much of the year. This positioning hindered relative performance in 2011, as the yield curve made a significant shift lower. As a tool in managing the Portfolio’s duration and yield curve exposure during the year, Treasury futures contracts were used. Similarly, the Portfolio used currency forward contracts to execute the few currency trades made during the year. These trades had only a marginal net effect on performance in 2011.

Portfolio Manager Outlook

We reduced the Portfolio’s corporate overweight by taking profits as corporate bonds rallied in the fourth quarter of 2011. As a result, the Portfolio began 2012 with a more modest overweight to corporate bonds than it had in the second half of last year; an overweight position in structured mortgage products; and an underweight to Treasury bonds. Said differently, we prefer secured government debt (such as agency MBS) over unsecured government debt (Treasurys).

We should also say a word about the implications of the government’s role in the market. On the one hand, the Fed is pursuing policies aimed at boosting economic activity and providing liquidity to help ensure the smooth functioning of the financial system. On the other hand, those policies are likely to lead to higher inflation down the road. Economic and financial outcomes are hard to predict in the best of circumstances; we find it doubly difficult to do so now given the Fed’s active involvement in

The Accompanying Notes are an Integral Part of the Financial Statements.

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markets. What we can say, though, is that we think it’s likely rate volatility will remain high until there is progress toward some resolution of the European debt crisis. In that sort of environment, we prefer to focus on attractively valued securities and sectors while minimizing interest rate risk relative to the Portfolio’s Index.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Select Bond Portfolio	7.16%	6.53%	6.07%
Barclays Capital® U.S. Aggregate Index	7.84%	6.50%	5.78%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	6.80%	5.41%	5.15%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

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Top 10 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Net Assets
Federal Home Loan Mortgage Corp., Various	22.2%
US Treasury, Various	21.2%
Federal National Mortgage Association, Various	15.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Various	1.1%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.646%, 3/18/51	0.9%
Mexico Cetes, 0.00%, 1/19/12	0.8%
JPMorgan Chase & Co., Various	0.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.886%, 11/15/44	0.7%
Morgan Stanley, Various	0.7%
US Treasury Inflation Index Bond, Various	0.7%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

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Schedule of Investments

December 31, 2011

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.5%)
BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	740,000	828
Boeing Capital Corp., 2.125%, 8/15/16	745,000	761
The Boeing Co., 1.875%, 11/20/12	510,000	515
Goodrich Corp., 4.875%, 3/1/20	250,000	285
L-3 Communications Corp., 5.20%, 10/15/19	1,535,000	1,557
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,157
Lockheed Martin Corp., 3.35%, 9/15/21	315,000	313
Lockheed Martin Corp., 6.15%, 9/1/36	235,000	269
Lockheed Martin Corp., 7.65%, 5/1/16	500,000	612
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 144A	615,000	504
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 144A	650,000	465

Total		7,266

Auto Manufacturing (0.6%)
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	170,000	169
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	1,910,000	1,932
Daimler Finance North America LLC, 3.875%, 9/15/21 144A	860,000	864
Ford Motor Co., 7.45%, 7/16/31	1,180,000	1,416
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	690,000	692
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	1,110,000	1,157
Kia Motors Corp., 3.625%, 6/14/16 144A	390,000	386
PACCAR Financial Corp., 1.95%, 12/17/12	690,000	699
PACCAR, Inc., 6.875%, 2/15/14	140,000	157
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	1,075,000	1,094

Total		8,566

Banking (6.0%)
ABN Amro Bank NV, 2.198%, 1/30/14 144A	8,500,000	8,290

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Bank of America Corp., 3.625%, 3/17/16	885,000	816
Bank of America Corp., 3.75%, 7/12/16	335,000	310
Bank of America Corp., 5.00%, 5/13/21	295,000	269
Bank of America Corp., 5.625%, 7/1/20	730,000	674
Bank of America Corp., 5.75%, 12/1/17	985,000	930
Bank of America Corp., 6.00%, 9/1/17	990,000	967
The Bank of New York Mellon Corp., 3.55%, 9/23/21	505,000	512
Barclays Bank PLC, 5.00%, 9/22/16	125,000	129
Barclays Bank PLC, 6.05%, 12/4/17 144A	170,000	154
BNP Paribas, 7.195%, 12/31/49 144A	200,000	140
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	9,400,000	9,039
Cie de Financement Foncier, 2.50%, 9/16/15 144A	3,000,000	2,903
Citigroup, Inc., 3.953%, 6/15/16	7,480,000	7,454
Countrywide Financial Corp., 5.80%, 6/7/12	575,000	576
Credit Agricole SA, 6.637%, 12/31/49 144A	220,000	128
Credit Suisse Guernsey, 5.86%, 12/31/49	85,000	69
Credit Suisse of New York, 4.375%, 8/5/20	2,280,000	2,235
Eksportfinans ASA, 2.00%, 9/15/15	6,000,000	4,970
The Goldman Sachs Group, Inc., 3.625%, 2/7/16	2,985,000	2,884
The Goldman Sachs Group, Inc., 5.25%, 7/27/21	720,000	702
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	120,000	123
The Goldman Sachs Group, Inc., 6.00%, 6/15/20	1,515,000	1,552
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	1,115,000	1,151
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	65,000	68

	Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	HSBC Bank PLC, 4.75%, 1/19/21 144A	30,000	31
	HSBC Holdings PLC, 5.10%, 4/5/21	875,000	930
	JPMorgan Chase & Co., 3.15%, 7/5/16	6,890,000	6,922
	JPMorgan Chase & Co., 4.35%, 8/15/21	2,235,000	2,257
	JPMorgan Chase & Co., 6.00%, 1/15/18	720,000	803
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	385,000	99
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	480,000	127
	Lloyds TSB Bank PLC, 2.765%, 1/24/14	5,000,000	4,730
	Lloyds TSB Bank PLC, 4.875%, 1/21/16	1,580,000	1,540
	Merrill Lynch & Co., Inc., 6.22%, 9/15/26	240,000	198
	Merrill Lynch & Co., Inc., 6.40%, 8/28/17	3,110,000	3,011
	Morgan Stanley, 2.875%, 7/28/14	1,100,000	1,036
	Morgan Stanley, 3.80%, 4/29/16	2,935,000	2,704
	Morgan Stanley, 5.75%, 1/25/21	595,000	555
	Morgan Stanley, 7.30%, 5/13/19	710,000	723
	Nordea Bank AB, 4.875%, 1/27/20 144A	440,000	452
	The Northern Trust Co., 5.85%, 11/9/17	250,000	284
	PNC Funding Corp., 2.70%, 9/19/16	330,000	336
	PNC Funding Corp., 4.375%, 8/11/20	1,680,000	1,817
	Regions Financial Corp., 5.75%, 6/15/15	930,000	888
	The Royal Bank of Scotland PLC, 6.125%, 1/11/21	855,000	844
	Santander US Debt SA Unipersonal, 3.724%, 1/20/15 144A	620,000	563
	Standard Chartered PLC, 3.20%, 5/12/16 144A	960,000	939
	State Street Corp., 2.875%, 3/7/16	1,755,000	1,806
	SunTrust Banks, Inc., 3.50%, 1/20/17	925,000	930
	SunTrust Banks, Inc., 6.00%, 9/11/17	570,000	626
	U.S. Bancorp, 3.442%, 2/1/16	1,065,000	1,100

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	UBS Preferred Funding Trust V, 6.243%, 12/31/49	170,000	144
	Union Bank, 3.00%, 6/6/16	1,140,000	1,160
	USB Capital XIII Trust, 6.625%, 12/15/39	415,000	422
	Wachovia Corp., 5.75%, 2/1/18	280,000	318
(d,m)	Washington Mutual Bank, 6.75%, 5/20/36	520,000	-
(d,m)	Washington Mutual Bank, 6.875%, 6/15/11	505,000	-
	Wells Fargo & Co., 2.625%, 12/15/16	1,815,000	1,814
	Wells Fargo & Co., 4.60%, 4/1/21	1,085,000	1,190
	Wells Fargo & Co., 7.98%, 12/31/49	250,000	268
	Westpac Banking Corp., 3.00%, 8/4/15	1,015,000	1,027

	Total		89,639

	Basic Materials (0.0%)
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	670,000	682

	Total		682

	Beverage/Bottling (0.8%)
	Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	200,000	245
	Anheuser-Busch Cos., Inc., 4.50%, 4/1/18	40,000	44
	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	1,180,000	1,384
	Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	1,260,000	1,986
	The Coca-Cola Co., 3.15%, 11/15/20	1,170,000	1,228
	Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,297
	Constellation Brands, Inc., 7.25%, 5/15/17	775,000	853
	Dr. Pepper Snapple Group, Inc., 2.35%, 12/21/12	630,000	639
	PepsiCo, Inc., 3.125%, 11/1/20	1,590,000	1,652
	PepsiCo, Inc., 7.90%, 11/1/18	345,000	466
	Pernod Ricard SA, 5.75%, 4/7/21 144A	2,140,000	2,414
	Pernod-Ricard SA, 4.45%, 1/15/22 144A	195,000	204

	Total		12,412

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite (1.1%)
Comcast Corp., 5.875%, 2/15/18	800,000	925
Comcast Corp., 6.95%, 8/15/37	500,000	636
DIRECTV HOLDINGS LLC, 4.60%, 2/15/21	150,000	156
DIRECTV Holdings LLC/DIRECTV Financing Co., 6.375%, 3/1/41	750,000	865
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.50%, 3/1/16	840,000	866
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.00%, 3/1/21	820,000	878
Discovery Communications LLC, 5.05%, 6/1/20	326,000	357
Historic TW, Inc., 6.625%, 5/15/29	1,590,000	1,874
Historic TW, Inc., 6.875%, 6/15/18	180,000	215
NBCUniversal Media LLC, 2.875%, 4/1/16	890,000	907
NBCUniversal Media LLC, 6.40%, 4/30/40	695,000	854
News America, Inc., 4.50%, 2/15/21	1,660,000	1,741
News America, Inc., 6.90%, 8/15/39	170,000	196
TCI Communications, Inc., 8.75%, 8/1/15	735,000	893
Time Warner Cable, Inc., 5.50%, 9/1/41	950,000	1,001
Time Warner Cable, Inc., 6.55%, 5/1/37	900,000	1,024
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	690,000	899
Viacom, Inc., 3.875%, 12/15/21	440,000	449
Viacom, Inc., 6.875%, 4/30/36	975,000	1,220

Total		15,956

Conglomerate/Diversified Manufacturing (0.2%)
The Dow Chemical Co., 4.25%, 11/15/20	1,505,000	1,564
The Dow Chemical Co., 7.60%, 5/15/14	770,000	871
Eastman Chemical Co., 7.25%, 1/15/24	110,000	138
Monsanto Co., 5.125%, 4/15/18	55,000	64

Total		2,637

Consumer Products (0.2%)
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	611

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Products continued
Unilever Capital Corp., 2.75%, 2/10/16	1,650,000	1,743

Total		2,354

Containers (0.0%)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21 144A	615,000	612

Total		612

Electric Utilities (2.3%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	736
Alabama Power Co., 3.95%, 6/1/21	1,170,000	1,283
Ameren Corp., 8.875%, 5/15/14	350,000	392
Appalachian Power Co., 4.60%, 3/30/21	590,000	647
Arizona Public Service Co., 5.05%, 9/1/41	535,000	601
Arizona Public Service Co., 8.75%, 3/1/19	115,000	147
Bruce Mansfield Unit, 6.85%, 6/1/34	402,425	437
Carolina Power & Light, Inc., 5.15%, 4/1/15	320,000	360
CenterPoint Energy, Inc., 6.50%, 5/1/18	375,000	438
CMS Energy Corp., 4.25%, 9/30/15	870,000	879
Commonwealth Edison Co., 4.00%, 8/1/20	565,000	609
Commonwealth Edison Co., 5.875%, 2/1/33	100,000	121
Commonwealth Edison Co., 6.15%, 9/15/17	140,000	166
Connecticut Light & Power Co., 5.65%, 5/1/18	160,000	190
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	1,135
The Detroit Edison Co., 3.45%, 10/1/20	635,000	671
The Detroit Edison Co., 5.45%, 2/15/35	105,000	127
DTE Energy Co., 6.375%, 4/15/33	415,000	503
Duke Energy Corp., 6.25%, 6/15/18	50,000	59
Duke Energy Indiana, Inc., 3.75%, 7/15/20	1,180,000	1,267
Duke Energy Ohio, Inc., 2.10%, 6/15/13	485,000	493
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	682
Exelon Generation Co. LLC, 6.20%, 10/1/17	455,000	523
FirstEnergy Corp., 7.375%, 11/15/31	845,000	1,039

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,740,000	1,705
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	239,124	239
Mississippi Power Co., 4.75%, 10/15/41	970,000	1,032
Monongahela Power Co., Inc., 5.70%, 3/15/17 144A	615,000	693
Nevada Power Co., 5.95%, 3/15/16	165,000	191
Nextera Energy, Inc., 4.50%, 6/1/21	1,105,000	1,177
NSTAR, 4.50%, 11/15/19	55,000	61
NV Energy, Inc., 6.25%, 11/15/20	535,000	554
Ohio Edison Co., 6.875%, 7/15/36	130,000	158
Ohio Power Co., 5.375%, 10/1/21	600,000	688
Pacific Gas & Electric Co., 3.50%, 10/1/20	1,750,000	1,827
Pacific Gas & Electric Co., 5.625%, 11/30/17	300,000	355
PacifiCorp., 3.85%, 6/15/21	1,170,000	1,269
Potomac Electric Power Co., 6.50%, 11/15/37	170,000	229
PPL Electric Utilities Corp., 3.00%, 9/15/21	235,000	238
PPL Energy Supply LLC, 6.50%, 5/1/18	145,000	165
Public Service Co. of Colorado, 3.20%, 11/15/20	785,000	814
Public Service Co. of Colorado, 5.80%, 8/1/18	500,000	600
Public Service Co. of New Mexico, 5.35%, 10/1/21	650,000	661
Public Service Electric & Gas Co., 3.50%, 8/15/20	685,000	723
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	1,040
Puget Sound Energy, Inc., 6.274%, 3/15/37	370,000	481
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	234
Sempra Energy, 6.15%, 6/15/18	215,000	253
South Carolina Electric & Gas Co., 6.05%, 1/15/38	265,000	344
Southern California Edison Co., 5.00%, 1/15/16	1,005,000	1,145
Tampa Electric Co., 5.40%, 5/15/21	95,000	111
Tampa Electric Co., 6.10%, 5/15/18	1,420,000	1,708
Union Electric Co., 6.40%, 6/15/17	140,000	167

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Union Electric Co., 6.70%, 2/1/19	195,000	237
Virginia Electric & Power Co., 3.45%, 9/1/22	945,000	990
Virginia Electric & Power Co., 5.40%, 4/30/18	60,000	72

Total		33,666

Electronics (0.4%)
Hewlett-Packard Co., 2.125%, 9/13/15	1,430,000	1,405
Hewlett-Packard Co., 3.00%, 9/15/16	910,000	916
Hewlett-Packard Co., 4.30%, 6/1/21	1,120,000	1,149
Hewlett-Packard Co., 4.65%, 12/9/21	1,025,000	1,081
International Business Machines Corp., 1.95%, 7/22/16	540,000	556
International Business Machines Corp., 2.00%, 1/5/16	980,000	1,005

Total		6,112

Food Processors (0.3%)
Archer-Daniels-Midland Co., 4.479%, 3/1/21	335,000	379
General Mills, Inc., 3.15%, 12/15/21	900,000	912
Kraft Foods, Inc., 6.125%, 2/1/18	1,015,000	1,190
Kraft Foods, Inc., 6.50%, 8/11/17	1,250,000	1,487
Mead Johnson Nutrition Co., 4.90%, 11/1/19	960,000	1,056

Total		5,024

Gas Pipelines (0.8%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	138
El Paso Corp., 7.00%, 6/15/17	420,000	460
El Paso Natural Gas Co., 5.95%, 4/15/17	160,000	180
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	1,815,000	1,868
Energy Transfer Partners LP, 4.65%, 6/1/21	460,000	451
Energy Transfer Partners LP, 6.70%, 7/1/18	440,000	488
Enterprise Products Operating LLC, 3.20%, 2/1/16	880,000	911
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	1,270,000	1,451
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	1,150,000	1,296

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines continued
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	200,000	220
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	1,430,000	1,455
Magellan Midstream Partners LP, 6.55%, 7/15/19	445,000	526
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	220,000	256
Southern Natural Gas Co., 5.90%, 4/1/17 144A	175,000	200
Spectra Energy Partners LP, 2.95%, 6/15/16	455,000	458
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	170,000	202
Williams Partners LP, 4.125%, 11/15/20	90,000	92
Williams Partners LP, 5.25%, 3/15/20	520,000	576

Total		11,228

Health Care/Pharmaceuticals (0.9%)
Amgen, Inc., 3.875%, 11/15/21	1,500,000	1,514
Aristotle Holding, Inc., 3.50%, 11/15/16 144A	900,000	917
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	295,000	314
Endo Pharmaceuticals Holdings, Inc., 7.25%, 1/15/22	525,000	558
Express Scripts, Inc., 3.125%, 5/15/16	220,000	221
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	425,000	569
HCA, Inc., 6.50%, 2/15/20	1,015,000	1,053
Medco Health Solutions, Inc., 7.125%, 3/15/18	1,050,000	1,224
Merck & Co., Inc., 3.875%, 1/15/21	1,145,000	1,289
Merck & Co., Inc., 4.75%, 3/1/15	500,000	558
Merck & Co., Inc., 5.75%, 11/15/36	250,000	315
Merck & Co., Inc., 6.40%, 3/1/28	125,000	163
Pfizer, Inc., 5.35%, 3/15/15	450,000	509
Roche Holdings, Inc., 6.00%, 3/1/19 144A	590,000	717
Sanofi-Aventis SA, 2.625%, 3/29/16	1,750,000	1,825
Wyeth, 5.50%, 2/15/16	35,000	41
Wyeth, 5.95%, 4/1/37	835,000	1,070

Total		12,857

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Independent Finance (0.7%)
American International Group, Inc., 5.60%, 10/18/16	635,000	612
American International Group, Inc., 6.40%, 12/15/20	1,385,000	1,398
General Electric Capital Corp., 2.95%, 5/9/16	2,920,000	3,003
General Electric Capital Corp., 5.625%, 5/1/18	3,635,000	4,071
International Lease Finance Corp., 5.75%, 5/15/16	335,000	311
International Lease Finance Corp., 6.25%, 5/15/19	335,000	310
International Lease Finance Corp., 7.125%, 9/1/18 144A	1,180,000	1,221

Total		10,926

Information/Data Technology (0.2%)
Oracle Corp., 3.875%, 7/15/20	1,190,000	1,311
SAIC, Inc., 4.45%, 12/1/20	590,000	628
SAIC, Inc., 5.95%, 12/1/40	790,000	869
Xerox Corp., 4.25%, 2/15/15	400,000	422

Total		3,230

Life Insurance (0.6%)
American International Group, Inc., 4.875%, 9/15/16	1,210,000	1,145
MassMutual Global Funding II, 2.30%, 9/28/15 144A	1,250,000	1,255
Metropolitan Life Global Funding I, 3.65%, 6/14/18 144A	1,340,000	1,391
New York Life Global Funding, 2.45%, 7/14/16 144A	1,140,000	1,168
Prudential Financial, Inc., 4.50%, 11/15/20	1,175,000	1,182
Prudential Financial, Inc., 5.375%, 6/21/20	420,000	449
Prudential Financial, Inc., 5.70%, 12/14/36	145,000	144
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	1,665,000	2,137
UnitedHealth Group, Inc., 4.70%, 2/15/21	595,000	669

Total		9,540

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Machinery (0.1%)
Caterpillar, Inc., 3.90%, 5/27/21	805,000	884

Total		884

Metals/Mining (0.5%)
Alcoa, Inc., 5.40%, 4/15/21	300,000	301
ArcelorMittal, 5.50%, 3/1/21	1,845,000	1,693
ArcelorMittal, 6.125%, 6/1/18	585,000	578
Barrick Gold Corp., 2.90%, 5/30/16	625,000	641
Barrick North America Finance LLC, 6.80%, 9/15/18	375,000	451
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	900,000	967
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	225,000	307
Teck Resources, Ltd., 10.75%, 5/15/19	395,000	482
Vale Overseas, Ltd., 5.625%, 9/15/19	1,620,000	1,785

Total		7,205

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.80%, 2/1/42	1,530,000	1,600

Total		1,600

Oil & Gas Field Machines and Services (0.1%)
Transocean, Inc., 6.375%, 12/15/21	960,000	1,020

Total		1,020

Oil and Gas (2.1%)
Anadarko Petroleum Corp., 6.375%, 9/15/17	1,140,000	1,321
BP Capital Markets PLC, 3.561%, 11/1/21	485,000	505
BP Capital Markets PLC, 4.50%, 10/1/20	295,000	325
BP Capital Markets PLC, 4.75%, 3/10/19	1,936,000	2,150
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	595,000	703
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	140,000	167
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	327
ConocoPhillips, 6.00%, 1/15/20	2,345,000	2,896
Encana Corp., 3.90%, 11/15/21	2,325,000	2,336
EnCana Corp., 6.50%, 2/1/38	325,000	385
Ensco PLC, 4.70%, 3/15/21	880,000	916

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
EOG Resources, Inc., 4.40%, 6/1/20	340,000	377
Hess Corp., 5.60%, 2/15/41	585,000	654
Husky Energy, Inc., 7.25%, 12/15/19	195,000	239
Marathon Oil Corp., 6.60%, 10/1/37	130,000	158
Nabors Industries, Inc., 4.625%, 9/15/21 144A	1,245,000	1,265
Nabors Industries, Inc., 6.15%, 2/15/18	960,000	1,072
Newfield Exploration Co., 6.875%, 2/1/20	1,770,000	1,894
Nexen, Inc., 5.875%, 3/10/35	1,170,000	1,194
Noble Energy, Inc., 4.15%, 12/15/21	1,815,000	1,878
Noble Energy, Inc., 6.00%, 3/1/41	425,000	492
Occidental Petroleum Corp., 4.125%, 6/1/16	385,000	430
Pemex Project Funding Master Trust, 6.625%, 6/15/35	200,000	227
Petro-Canada, 5.95%, 5/15/35	580,000	667
Petro-Canada, 6.05%, 5/15/18	480,000	565
Range Resources Corp., 5.75%, 6/1/21	640,000	693
Shell International Finance BV, 4.30%, 9/22/19	2,303,000	2,672
Suncor Energy, Inc., 6.85%, 6/1/39	210,000	269
Talisman Energy, Inc., 3.75%, 2/1/21	1,055,000	1,037
Total Capital SA, 4.45%, 6/24/20	1,440,000	1,604
Valero Energy Corp., 6.125%, 2/1/20	585,000	651
WPX Energy, Inc., 5.25%, 1/15/17 144A	720,000	724
WPX Energy, Inc., 6.00%, 1/15/22 144A	900,000	921

Total		31,714

Other Finance (0.4%)
American Express Co., 6.15%, 8/28/17	875,000	1,001
American Express Credit Corp., 5.125%, 8/25/14	965,000	1,037
CVS Pass-Through Trust, 6.036%, 12/10/28	841,421	876
The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	870,000	891
SLM Corp., 6.25%, 1/25/16	780,000	758
SLM Corp., 8.00%, 3/25/20	570,000	576

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Select Bond Portfolio

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	Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

	Other Finance continued
	USAA Capital Corp., 2.24%, 3/30/12	1,370,000	1,377

	Total		6,516

	Other Holdings (1.2%)
(f)	Mexico Cetes, 0.00%, 1/19/12	17,385,000	12,436
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	5,807,739	2,997
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	3,665,000	1,950

	Total		17,383

	Other Services (0.3%)
	American Tower Corp., 4.625%, 4/1/15	295,000	307
	American Tower Corp., 5.90%, 11/1/21	750,000	789
	American Tower Corp., 7.00%, 10/15/17	300,000	339
	Republic Services, Inc., 3.80%, 5/15/18	1,490,000	1,543
	Republic Services, Inc., 5.25%, 11/15/21	515,000	584
	Waste Management, Inc., 4.60%, 3/1/21	655,000	710

	Total		4,272

	Paper and Forest Products (0.1%)
	Georgia-Pacific LLC, 5.40%, 11/1/20 144A	900,000	997
	International Paper Co., 7.30%, 11/15/39	900,000	1,095

	Total		2,092

	Railroads (0.2%)
	Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	585,000	606
	Canadian National Railway Co., 5.85%, 11/15/17	120,000	144
	CSX Corp., 5.60%, 5/1/17	725,000	829
	Norfolk Southern Corp., 5.64%, 5/17/29	1,135,000	1,397

	Total		2,976

	Real Estate Investment Trusts (1.0%)
	AvalonBay Communities, Inc., 3.95%, 1/15/21	970,000	968
	Boston Properties LP, 3.70%, 11/15/18	1,315,000	1,343
	BRE Properties, Inc., 5.20%, 3/15/21	810,000	835
	BRE Properties, Inc., 5.50%, 3/15/17	360,000	391
	Colonial Realty LP, 6.05%, 9/1/16	255,000	261
	Developers Diversified Realty Corp., 4.75%, 4/15/18	2,050,000	1,961

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
Duke Realty LP, 6.50%, 1/15/18	1,000,000	1,105
ERP Operating LP, 4.625%, 12/15/21	1,210,000	1,234
HCP, Inc., 3.75%, 2/1/16	520,000	529
HCP, Inc., 5.375%, 2/1/21	455,000	477
HCP, Inc., 6.00%, 1/30/17	290,000	314
HCP, Inc., 6.70%, 1/30/18	170,000	189
Health Care REIT, Inc., 3.625%, 3/15/16	440,000	433
Simon Property Group LP, 5.65%, 2/1/20	470,000	539
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	2,010,000	1,940
Vornado Realty LP, 4.25%, 4/1/15	750,000	776
Vornado Realty LP, 5.00%, 1/15/22	1,210,000	1,220
WEA Finance LLC, 7.125%, 4/15/18 144A	305,000	341
WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	85,000	93

Total		14,949

Restaurants (0.2%)
Darden Restaurants, Inc., 4.50%, 10/15/21	950,000	975
Darden Restaurants, Inc., 6.20%, 10/15/17	540,000	619
Yum! Brands, Inc., 3.75%, 11/1/21	630,000	640

Total		2,234

Retail Food and Drug (0.4%)
CVS Caremark Corp., 6.25%, 6/1/27	1,475,000	1,784
Delhaize Group, 6.50%, 6/15/17	570,000	670
The Kroger Co., 7.50%, 4/1/31	735,000	959
Safeway, Inc., 6.35%, 8/15/17	1,770,000	2,007

Total		5,420

Retail Stores (0.8%)
The Home Depot, Inc., 4.40%, 4/1/21	250,000	282
The Home Depot, Inc., 5.40%, 3/1/16	250,000	289
The Home Depot, Inc., 5.875%, 12/16/36	585,000	734
Lowe’s Cos., Inc., 3.80%, 11/15/21	200,000	210
Lowe’s Cos., Inc., 5.125%, 11/15/41	235,000	260
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	1,640,000	1,833

Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Macy’s Retail Holdings, Inc., 6.375%, 3/15/37	80,000	93
Macy’s Retail Holdings, Inc., 8.125%, 7/15/15	1,160,000	1,339
Nordstrom, Inc., 6.25%, 1/15/18	330,000	390
Nordstrom, Inc., 7.00%, 1/15/38	225,000	299
QVC, Inc., 7.125%, 4/15/17 144A	1,555,000	1,648
Target Corp., 6.50%, 10/15/37	405,000	538
Wal-Mart Stores, Inc., 2.80%, 4/15/16	450,000	481
Wal-Mart Stores, Inc., 3.25%, 10/25/20	735,000	786
Wal-Mart Stores, Inc., 3.625%, 7/8/20	390,000	428
Wal-Mart Stores, Inc., 4.875%, 7/8/40	625,000	722
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,480,000	1,913

Total		12,245

Telecommunications (1.4%)
America Movil SAB de CV, 2.375%, 9/8/16	705,000	703
America Movil SAB de CV, 5.00%, 3/30/20	1,525,000	1,685
AT&T Corp., 8.00%, 11/15/31	1,470,000	2,076
AT&T Mobility LLC, 7.125%, 12/15/31	1,535,000	1,987
AT&T, Inc., 2.95%, 5/15/16	1,310,000	1,365
AT&T, Inc., 5.55%, 8/15/41	2,260,000	2,661
CenturyLink, Inc., 5.15%, 6/15/17	665,000	659
Qwest Corp., 6.50%, 6/1/17	920,000	1,005
Qwest Corp., 8.375%, 5/1/16	155,000	178
Rogers Communications, Inc., 6.375%, 3/1/14	625,000	689
Telefonica Emisiones SAU, 3.729%, 4/27/15	855,000	820
Verizon Communications, Inc., 5.85%, 9/15/35	3,135,000	3,746
Verizon Communications, Inc., 6.25%, 4/1/37	425,000	524
Verizon Communications, Inc., 6.35%, 4/1/19	1,180,000	1,438
Vodafone Group PLC, 5.375%, 1/30/15	40,000	44
Windstream Corp., 7.75%, 10/15/20	890,000	920

Total		20,500

Tobacco (0.2%)
Lorillard Tobacco Co., 7.00%, 8/4/41	2,330,000	2,449

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Corporate Bonds (24.8%)	Shares/ $ Par	Value $ (000’s)

	Tobacco continued
	Philip Morris International, Inc., 2.50%, 5/16/16	1,160,000	1,200

	Total		3,649

	Vehicle Parts (0.1%)
	Johnson Controls, Inc., 5.25%, 12/1/41	1,200,000	1,272

	Total		1,272

	Total Corporate Bonds
	(Cost: $354,837)		368,638

	Governments (22.9%)

	Governments (22.9%)
(e)	Federal Home Loan Bank, 2.00%, 1/27/23	2,775,000	2,777
	Israel Government AID Bond, 5.50%, 4/26/24	1,910,000	2,450
	Overseas Private Investment Corp., 4.10%, 11/15/14	866,640	913
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	3,600,000	3,779
	US Department of Housing & Urban Development, 6.08%, 8/1/13	2,740,000	2,742
	US Department of Housing & Urban Development, 6.17%, 8/1/14	2,080,000	2,144
(g)	US Treasury, 0.375%, 11/15/14	115,760,000	115,832
	US Treasury, 0.50%, 10/15/14	4,920,000	4,940
(g)	US Treasury, 0.875%, 11/30/16	21,540,000	21,606
(b)	US Treasury, 1.375%, 11/30/18	44,115,000	44,267
(g)	US Treasury, 1.75%, 10/31/18	28,390,000	29,220
	US Treasury, 2.00%, 11/15/21	9,800,000	9,912
	US Treasury, 2.75%, 2/15/19	12,380,000	13,559
	US Treasury, 3.125%, 11/15/41	975,000	1,021
(g)	US Treasury, 3.75%, 8/15/41	17,935,000	21,093
(b)	US Treasury, 3.875%, 8/15/40	18,285,000	21,919
	US Treasury, 4.50%, 2/15/36	2,190,000	2,866
(b)	US Treasury, 5.375%, 2/15/31	20,145,000	28,713
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	4,376,795	4,396
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	4,368,255	5,200

	Total Governments
	(Cost: $325,786)		339,349

Municipal Bonds (1.9%)	Shares/ $ Par	Value $ (000’s)
Municipal Bonds continued
American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,930,000	2,091
Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	100,000	130
Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,525,000	1,742
Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	500,000	568
The City of New York, Series C-1, 5.517%, 10/1/37 GO	870,000	986
Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	1,140,000	1,200
Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,740,000	1,968
Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,755,000	2,070
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	290,000	338
The Illinois State Toll Highway Authority, Series A, 6.184%, 1/1/34 RB	280,000	322
Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	875,000	1,086
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	285,000	350
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	550,000	770
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	3,970,000	4,155
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	775,000	1,111
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	640,000	731
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	170,000	207

Municipal Bonds (1.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	1,510,000	1,558
State of California, Series 2010, 5.70%, 11/1/21 GO	1,140,000	1,245
State of California, Series 2009, 7.55%, 4/1/39 GO	950,000	1,162
State of California, Series 2010, 7.60%, 11/1/40 GO	555,000	685
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	1,970,000	2,081
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	522,000	580
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	1,230,000	1,463

Total Municipal Bonds
(Cost: $25,561)		28,599

Structured Products (48.2%)

Structured Products (48.2%)
Ally Auto Receivables Trust, Series 2010-3, Class A4, 1.55%, 8/17/15	3,665,000	3,710
Ally Auto Receivables Trust, Series 2009-B, Class C, 4.06%, 5/16/16 144A	4,810,000	5,018
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.383%, 2/14/43 IO	20,898,769	272
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,259,686	917
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	1,532,209	995
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.353%, 1/25/37	657,186	261
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.383%, 5/25/37	855,658	444
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A5A, 4.933%, 7/10/45	7,000,000	7,616

The Accompanying Notes are an Integral Part of the Financial Statements.

110	Select Bond Portfolio

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Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.723%, 2/10/51	7,600,000	8,316
Bear Stearns Commercial Mortgage Securities Trust, Series 2002-PBW1, Class B, 4.87%, 11/11/35	1,900,000	1,903
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class A2, 5.613%, 6/11/50	3,483,375	3,603
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.727%, 3/15/49	5,000,000	5,144
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	516,778	527
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	406,930	412
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.886%, 11/15/44	9,000,000	9,975
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,490,000	1,621
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	1,827,362	1,636
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	1,719,015	1,498
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.970%, 2/15/31 IO	8,317,697	196
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.471%, 10/15/30 IO 144A	5,224,703	91
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	7,550,361	7,399
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.515%, 8/25/20 IO	26,896,567	2,320

Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 3.50%, 4/1/26	4,387,372	4,577
Federal Home Loan Mortgage Corp., 3.50%, 6/1/26	914,802	954
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	2,422,432	2,527
Federal Home Loan Mortgage Corp., 3.50%, 1/1/41	1,415,300	1,455
Federal Home Loan Mortgage Corp., 3.50%, 12/1/41	2,245,000	2,307
Federal Home Loan Mortgage Corp., Series K009, Class A2, 3.808%, 8/25/20	5,540,000	6,013
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	580,410	614
Federal Home Loan Mortgage Corp., 4.00%, 2/1/25	687,034	721
Federal Home Loan Mortgage Corp., 4.00%, 6/1/25	717,225	753
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	1,068,200	1,121
Federal Home Loan Mortgage Corp., 4.00%, 9/1/25	567,814	596
Federal Home Loan Mortgage Corp., 4.00%, 5/1/26	3,832,802	4,042
Federal Home Loan Mortgage Corp., 4.00%, 9/1/40	8,146,110	8,556
Federal Home Loan Mortgage Corp., 4.00%, 12/1/40	7,821,703	8,215
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	7,746,070	8,136
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	23,687,033	24,882
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	12,326,459	12,949
Federal Home Loan Mortgage Corp., 4.00%, 8/1/41	4,677,135	4,913
Federal Home Loan Mortgage Corp., 4.00%, 11/1/39	10,007,584	10,511
Federal Home Loan Mortgage Corp., Series K010, Class A2, 4.333%, 10/25/20	5,025,000	5,652

Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	745,470	802
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	1,709,902	1,821
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	850,713	887
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	1,562,852	1,646
Federal Home Loan Mortgage Corp., 4.50%, 2/1/39	43,673	46
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	106,796	113
Federal Home Loan Mortgage Corp., 4.50%, 12/1/39	207,683	220
Federal Home Loan Mortgage Corp., 4.50%, 2/1/40	356,755	378
Federal Home Loan Mortgage Corp., 4.50%, 3/1/40	10,027,393	10,632
Federal Home Loan Mortgage Corp., 4.50%, 4/1/40	13,664,870	14,488
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	1,891,219	2,015
Federal Home Loan Mortgage Corp., 4.50%, 10/1/40	8,671,942	9,194
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	2,691,576	2,869
Federal Home Loan Mortgage Corp., 4.50%, 2/1/41	117,236	124
Federal Home Loan Mortgage Corp., 4.50%, 3/1/41	10,729,830	11,374
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	405,188	430
Federal Home Loan Mortgage Corp., 4.50%, 5/1/41	625,013	663
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	19,069,671	20,214
Federal Home Loan Mortgage Corp., 4.50%, 8/1/41	158,210	168
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	1,098,024	1,183

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	228,623	248
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	816,476	887
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	718,272	774
Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	257,738	277
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	3,532,564	3,835
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	1,332,998	1,447
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	12,225,940	13,273
Federal Home Loan Mortgage Corp., 5.00%, 4/1/38	685,126	737
Federal Home Loan Mortgage Corp., 5.00%, 1/1/39	9,203,337	9,900
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	151,379	164
Federal Home Loan Mortgage Corp., 5.00%, 12/1/39	1,439,782	1,563
Federal Home Loan Mortgage Corp., 5.00%, 3/1/40	6,888,463	7,410
Federal Home Loan Mortgage Corp., 5.00%, 4/1/40	3,182,829	3,423
Federal Home Loan Mortgage Corp., 5.00%, 2/1/41	161,301	174
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	264,997	285
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	764,023	822
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	6,226,507	6,702
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	315,598	343
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	985,848	1,077
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	194,487	212
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	1,420,810	1,552

Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	467,276	506
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	1,135,467	1,229
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	1,148,284	1,250
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	3,200,773	3,502
Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	3,105,744	3,398
Federal Home Loan Mortgage Corp., 5.50%, 4/1/38	712,001	774
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	3,142,966	3,480
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	463,422	474
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	1,252,712	1,382
Federal Home Loan Mortgage Corp., 6.00%, 4/1/37	340,902	375
Federal Home Loan Mortgage Corp., 6.00%, 5/1/37	31,589	35
Federal Home Loan Mortgage Corp., 6.00%, 7/1/37	143,917	158
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	846,746	931
Federal Home Loan Mortgage Corp., 6.00%, 11/1/37	276,268	304
Federal Home Loan Mortgage Corp., 6.00%, 1/1/38	4,648,035	5,113
Federal Home Loan Mortgage Corp., 6.00%, 2/1/38	676,429	744
Federal Home Loan Mortgage Corp., 6.00%, 3/1/38	497,959	548
Federal Home Loan Mortgage Corp. TBA, 3.00%, 1/1/27	3,215,000	3,319
Federal Home Loan Mortgage Corp. TBA, 3.50%, 1/1/27	72,305,000	75,367
Federal National Mortgage Association, 3.50%, 1/1/26	837,499	877

Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.50%, 4/1/26	2,376,022	2,486
Federal National Mortgage Association, 3.50%, 9/1/26	3,296,856	3,451
Federal National Mortgage Association, 3.50%, 11/1/41	1,312,016	1,351
Federal National Mortgage Association, 3.50%, 12/1/41	1,351,506	1,391
Federal National Mortgage Association, 3.73%, 4/1/18	7,426,770	8,005
Federal National Mortgage Association, 4.00%, 6/1/19	388,994	414
Federal National Mortgage Association, 4.00%, 4/1/26	1,295,139	1,373
Federal National Mortgage Association, 4.00%, 5/1/26	2,026,565	2,141
Federal National Mortgage Association, 4.50%, 6/1/19	2,728,277	2,963
Federal National Mortgage Association, 4.50%, 8/1/19	391,318	419
Federal National Mortgage Association, 4.50%, 12/1/19	240,357	261
Federal National Mortgage Association, 4.50%, 7/1/20	750,090	807
Federal National Mortgage Association, 4.50%, 9/1/20	1,489,989	1,594
Federal National Mortgage Association, 4.50%, 9/1/24	2,166,664	2,311
Federal National Mortgage Association, 4.50%, 11/1/40	3,297,248	3,512
Federal National Mortgage Association, 4.50%, 1/1/41	3,156,775	3,375
Federal National Mortgage Association, 4.50%, 2/1/41	14,323,225	15,254
Federal National Mortgage Association, 4.50%, 3/1/41	497,218	530
Federal National Mortgage Association, 4.50%, 4/1/41	464,734	495
Federal National Mortgage Association, 4.50%, 5/1/41	19,392,131	20,652
Federal National Mortgage Association, 5.00%, 3/1/20	914,827	998

The Accompanying Notes are an Integral Part of the Financial Statements.

112	Select Bond Portfolio

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Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 4/1/20	348,563	380
Federal National Mortgage Association, 5.00%, 5/1/20	3,715,935	4,030
Federal National Mortgage Association, 5.00%, 5/1/23	1,810,170	1,948
Federal National Mortgage Association, 5.00%, 3/1/34	374,355	410
Federal National Mortgage Association, 5.00%, 4/1/35	1,111,166	1,228
Federal National Mortgage Association, 5.00%, 7/1/35	2,093,635	2,315
Federal National Mortgage Association, 5.00%, 10/1/35	1,413,058	1,562
Federal National Mortgage Association, 5.00%, 2/1/38	1,140,199	1,233
Federal National Mortgage Association, 5.00%, 3/1/38	12,701,424	13,756
Federal National Mortgage Association, 5.00%, 3/1/39	5,948,788	6,430
Federal National Mortgage Association, 5.00%, 6/1/39	459,116	496
Federal National Mortgage Association, 5.00%, 4/1/41	11,079,596	11,982
Federal National Mortgage Association, 5.32%, 4/1/14	1,602,866	1,708
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	5,858,799	6,056
Federal National Mortgage Association, 5.38%, 1/1/17	1,954,000	2,178
Federal National Mortgage Association, 5.50%, 4/1/21	673,474	736
Federal National Mortgage Association, 5.50%, 9/1/34	571,872	628
Federal National Mortgage Association, 5.50%, 3/1/35	2,504,099	2,764
Federal National Mortgage Association, 5.50%, 7/1/35	566,402	622
Federal National Mortgage Association, 5.50%, 8/1/35	759,331	834

Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 9/1/35	8,626,022	9,472
Federal National Mortgage Association, 5.50%, 10/1/35	2,209,997	2,427
Federal National Mortgage Association, 5.50%, 11/1/35	7,436,488	8,166
Federal National Mortgage Association, 5.50%, 1/1/36	4,798,253	5,269
Federal National Mortgage Association, 5.50%, 2/1/37	2,670,885	2,933
Federal National Mortgage Association, 5.50%, 3/1/37	855,864	940
Federal National Mortgage Association, 5.50%, 5/1/37	1,141,308	1,254
Federal National Mortgage Association, 5.50%, 6/1/37	223,043	245
Federal National Mortgage Association, 5.50%, 2/1/38	4,323,887	4,748
Federal National Mortgage Association, 5.50%, 3/1/38	447,247	492
Federal National Mortgage Association, 5.50%, 4/1/38	6,003,485	6,593
Federal National Mortgage Association, 5.50%, 5/1/38	8,447,960	9,278
Federal National Mortgage Association, 5.50%, 6/1/38	2,933,877	3,222
Federal National Mortgage Association, 6.00%, 5/1/35	163,827	181
Federal National Mortgage Association, 6.00%, 6/1/35	25,858	29
Federal National Mortgage Association, 6.00%, 7/1/35	2,488,533	2,753
Federal National Mortgage Association, 6.00%, 10/1/35	636,428	704
Federal National Mortgage Association, 6.00%, 11/1/35	1,770,575	1,963
Federal National Mortgage Association, 6.00%, 6/1/36	1,971,522	2,187
Federal National Mortgage Association, 6.00%, 9/1/36	1,052,301	1,167
Federal National Mortgage Association, 6.00%, 1/1/37	7,005	8

Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 6/1/37	13,799	16
Federal National Mortgage Association, 6.00%, 10/1/37	6,996	8
Federal National Mortgage Association, 6.00%, 11/1/37	7,866,586	8,713
Federal National Mortgage Association, 6.00%, 1/1/38	5,439,518	5,994
Federal National Mortgage Association, 6.00%, 6/1/38	3,371,432	3,715
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	3,094,793	3,474
Federal National Mortgage Association, 6.50%, 10/1/36	698,836	785
Federal National Mortgage Association, 6.50%, 7/1/37	7,405,959	8,318
Federal National Mortgage Association, 6.50%, 9/1/37	3,289,432	3,687
Federal National Mortgage Association, 6.75%, 4/25/18	307,725	326
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	2,523,672	2,568
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	7,217,732	7,694
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	5,500,000	6,063
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	600,000	652
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.857%, 7/12/38 144A	600,000	665
Government National Mortgage Association, 5.50%, 10/15/31	29,075	33
Government National Mortgage Association, 5.50%, 11/15/31	8,322	9
Government National Mortgage Association, 5.50%, 12/15/31	82,235	93
Government National Mortgage Association, 5.50%, 1/15/32	347,025	392

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 5.50%, 2/15/32	73,444	82
Government National Mortgage Association, 5.50%, 3/15/32	89,491	102
Government National Mortgage Association, 5.50%, 4/15/32	8,237	9
Government National Mortgage Association, 5.50%, 7/15/32	10,727	12
Government National Mortgage Association, 5.50%, 9/15/32	1,568,102	1,770
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	307,000	330
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.646%, 3/18/51 144A	12,233,000	13,462
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB, 5.857%, 2/15/51	5,200,000	5,555
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.874%, 4/15/45	3,400,000	3,816
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class AM, 5.217%, 2/15/31	2,240,000	2,312
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	2,400,000	2,936
MASTER Asset Securitization Trust, Series 2004-9, Class 6A1, 5.00%, 9/25/19	455,623	470
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	751,849	773
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	426,781	447
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.363%, 1/25/37	1,540,343	410
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	275,041	274

	Structured Products (48.2%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	3,685,000	4,138
	Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	260,311	266
(n)	RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	291,240	233
	Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	4,906,807	4,941
	TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.383%, 3/25/37	367,887	355
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.387%, 6/25/37	1,766,257	1,747
	Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.403%, 3/25/37	1,129,303	1,105
	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, 1/15/45	3,330,000	3,389
	Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.799%, 11/25/34	615,236	572
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	43,934	44
	Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	84,573	87
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	381,149	395
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	1,905,982	1,818

	Total Structured Products		715,671

	(Cost: $686,768)

	Short-Term Investments (12.4%)	Shares/ $ Par	Value $ (000’s)

	Autos (2.5%)
(b)	America Honda Finance Corp., 0.15%, 1/19/12	10,000,000	9,999
(k)	American Honda Finance Corp., 0.805%, 11/7/12 144A	8,000,000	8,012
(b)	Fcar Owner Trust I, 0.20%, 1/12/12	10,000,000	9,999
(b)	Toyota Motor Credit Corp., 0.11%, 1/17/12	10,000,000	10,000

	Total		38,010

	Commercial Banks Non-US (0.3%)
	Bank of Nova Scotia, 0.578%, 10/5/12	4,000,000	4,005

	Total		4,005

	Commercial Banks US (0.9%)
(b)	The Goldman Sachs Group, Inc., 0.65%, 5/25/12	10,000,000	9,961
	Wells Fargo & Co., 0.506%, 1/24/12	3,500,000	3,501

	Total		13,462

	Federal Government & Agencies (1.4%)
(b)	Federal Home Loan Bank, 0.01%, 3/7/12	5,000,000	5,000
(b)	Federal Home Loan Bank, 0.01%, 3/28/12	10,000,000	9,999
(b)	Federal Home Loan Bank, 0.02%, 3/30/12	5,500,000	5,500

	Total		20,499

	Finance Services (2.7%)
(b)	Alpine Securitization Corp., 0.22%, 1/5/12	5,000,000	5,000
(b)	Alpine Securitization Corp., 0.23%, 1/17/12	10,000,000	9,999
	Alpine Securitization Corp., 0.24%, 1/23/12	5,000,000	4,999
(b)	Govco LLC, 0.23%, 1/3/12	10,000,000	10,000
	Govco LLC, 0.25%, 2/17/12	5,000,000	4,999
	Govco LLC, 0.27%, 1/18/12	5,000,000	4,999

	Total		39,996

	Food Processors (0.2%)
	Kellogg Co., 0.19%, 1/6/12	3,000,000	3,000

	Total		3,000

	Oil and Gas (1.3%)
	Devon Energy Corp., 0.35%, 1/6/12	4,000,000	4,000
(b)	Devon Energy Corp., 0.37%, 1/10/12	11,000,000	10,999
	Devon Energy Corp., 0.37%, 1/11/12	5,000,000	4,999

	Total		19,998

	Personal Credit Institutions (1.7%)
	Chariot Funding LLC, 0.16%, 2/3/12	5,000,000	4,999

The Accompanying Notes are an Integral Part of the Financial Statements.

114	Select Bond Portfolio

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	Short-Term Investments (12.4%)	Shares/ $ Par	Value $ (000’s)

	Personal Credit Institutions continued
(b)	Old Line Funding LLC, 0.14%, 1/24/12	10,000,000	9,999
(b)	Straight-a Funding LLC, 0.10%, 1/18/12	10,000,000	10,000

	Total		24,998

	Restaurants (0.4%)
(b)	Darden Restaurants, Inc., 0.28%, 1/3/12	5,800,000	5,800

	Total		5,800

	Short Term Business Credit (1.0%)
(b)	Sheffield Receivables, 0.25%, 1/9/12	10,000,000	9,999
	Sheffield Receivables, 0.28%, 1/30/12	5,000,000	4,999

	Total		14,998

	Total Short-Term Investments
	(Cost: $184,789)		184,766

	Total Investments (110.2%)
	(Cost: $1,577,741)(a)		1,637,023

	Other Assets, Less Liabilities (-10.2%)		(151,593)

	Net Assets (100.0%)		1,485,430

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $106,076 representing 7.2% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $1,602,895 and the net unrealized appreciation of investments based on that cost was $34,128 which is comprised of $68,988 aggregate gross unrealized appreciation and $34,860 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2011, $31,145)	254	3/12	$162
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2011, $66,406)	511	3/12	(600)
US Two Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2011, $20,955)	95	3/12	3
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2011, $13,414)	85	3/12	202

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

The Accompanying Notes are an Integral Part of the Financial Statements.

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(f)	Foreign Bond — par value is foreign denominated

- Mexican Cetes – Mexican Pesos

- Morgan Stanley – Brazilian Real

(g)	All or portion of the securities have been loaned. See Note 4G in the Notes to Financial Statements.

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	AUD	5,996	1/12	$218	$-	$218
Sell	Barclays Bank PLC	AUD	5,996	1/12	60	-	60
Sell	Barclays Bank PLC	BRL	6,436	2/12	14	-	14
Sell	Barclays Bank PLC	MXN	125,000	1/12	294	-	294

					$586	$-	$586

AUD — Australian Dollar

BRL — Brazilian Real

MXN — Mexican New Peso

(k)	Security with a value of $8,012 (in thousands) has been pledged as collateral for short sales on December 31, 2011.

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

(o)	Short sales outstanding on December 31, 2011.

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal Home Loan Mortgage Corp. TBA	4.00%	01/41	$5,180	$5,413	$5,432

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$339,349	$-
Foreign Bonds	-	17,383	-
Municipal Bonds	-	28,599	-
Corporate Bonds	-	351,255	-
Structured Products	-	715,437	233
Short-Term Investments	-	184,766	-
Other Financial Instruments^
Futures	367	-	-
Forward Currency Contracts	-	586	-
Liabilities:
Short Sales	-	(5,432)	-
Other Financial Instruments^
Futures	(600)	-	-
Total	$(233)	$1,631,943	$233

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

116	Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with preservation of capital and prudent investment management.	Invest primarily in debt securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, and in derivatives designed to replicate such securities.	$147 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company, LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, or in preferred stocks. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities. The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, in municipal bonds or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasurys.

With the Federal Reserve’s (the “Fed”) continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasurys.

Following the Fed’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasurys.

Portfolio Results

The Portfolio returned 28.92% for the twelve months ended December 31, 2011. By comparison, the Portfolio’s benchmark, the Barclays Capital® Long-Term U.S. Treasury Index (the “Index”) returned 29.93%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the 26.36% average return of the Long Government peer group according to Morningstar®, Inc., an independent mutual fund ranking agency.

Duration positioning over the year was negative for performance as Treasurys sold off in the beginning of the year and then rallied into the end of the year. Additionally, a yield curve steepening position in the U.S. detracted from returns as the 30-year yield decreased 144 basis points and the 2-year yield decreased 36 basis points. A modest exposure to agency mortgage-backed securities was negative for performance as this sector underperformed like-duration Treasurys in 2011. Slight exposure to Build America Bonds (“BABs”) was a positive contributor to performance for the year as BABs outperformed like-duration Treasurys. Exposure to money market futures was positive for performance as they increased in price over the year.

During the period, the Portfolio used futures contracts to help obtain a portion of its exposure to the Treasury market.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

PIMCO expects global growth to fall to a real rate of 1.0 to 1.5 percent over the year ahead. Growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets. With regard to Portfolio strategy we plan to maintain an overweight to duration for as long as we view the risk of a disorderly outcome in Europe to be greater than insignificant. We will seek to have a yield curve

Long-Term U.S. Government Bond Portfolio	117

Long-Term U.S. Government Bond Portfolio

flattening bias with a concentration in the 7 – 15-year portion of the yield curve. We believe this strategy offers greater opportunities for price appreciation relative to the short maturity portion of the yield curve, where rates and volatility remain suppressed by policies of the Fed.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Long-Term U.S. Government Bond Portfolio	28.92%	12.35%
Barclays Capital® Long-Term U.S. Treasury Index	29.93%	11.38%
Morningstar® US Insurance Fund Long Government Average	26.36%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

118	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

  Top 10 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Market Value
US Treasury, Various	62.9%
US Treasury Inflation Index Bond, Various	18.1%
Federal National Mortgage Association, Various	7.4%
Residual Funding Stripped, Various	6.5%
Tennessee Valley Authority, Various	2.5%
Financing Corp., Various	1.7%
Israel Government AID Bond, Various	1.3%
Egypt Government AID Bonds, 4.45%, 9/15/15	1.1%
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	0.6%
Federal Home Loan Mortgage Corp., 0.00%, 9/15/29	0.6%

Sector Allocation 12/31/11

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, with respect to the Portfolio’s investments in fixed income securities that are not Government Bonds, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio	119

Long-Term U.S. Government Bond Portfolio

Schedule of Investments

December 31, 2011

	Corporate Bonds (0.8%)	Shares/ $ Par	Value $ (000’s)

	Commercial Banks US (0.1%)
	The Goldman Sachs Group, Inc., 0.615%, 2/6/12	200,000	199

	Total		199

	Electronics (0.2%)
	Hewlett-Packard Co., 0.637%, 3/1/12	300,000	300

	Total		300

	Transportation (0.5%)
	Vessel Management Services Inc., 3.432%, 8/15/36	700,000	707

	Total		707

	Total Corporate Bonds
	(Cost: $1,200)		1,206

	Governments (101.0%)

	Governments (101.0%)
(k)	Egypt Government AID Bonds, 4.45%, 9/15/15	1,400,000	1,566
	Federal Home Loan Mortgage Corp. Stripped, 0.00%, 9/15/29	1,500,000	823
	Federal National Mortgage Association, 2.25%, 3/15/16	700,000	734
(k)	Federal National Mortgage Association, 5.375%, 4/11/22	6,400,000	6,480
	Federal National Mortgage Association, 5.625%, 4/17/28	100,000	131
	Federal National Mortgage Association, 5.625%, 7/15/37	300,000	412
	Federal National Mortgage Association, 6.625%, 11/15/30	1,100,000	1,629
(k)	Financing Corp., 8.60%, 9/26/19	700,000	1,023
	Financing Corp. Stripped, 0.00%, 12/27/18	500,000	434
	Financing Corp. Stripped, 0.00%, 9/26/19	1,300,000	1,104
	Israel Government AID Bond, 0.00%, 5/15/21	200,000	161
	Israel Government AID Bond, 0.00%, 2/15/23	100,000	73

	Governments (101.0%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	Israel Government AID Bond, 0.00%, 5/15/23	500,000	362
	Israel Government AID Bond, 5.50%, 9/18/23	300,000	383
	Israel Government AID Bond, 5.50%, 12/4/23	300,000	383
	Israel Government AID Bond, 5.50%, 4/26/24	100,000	128
	Israel Government AID Bond, 5.50%, 9/18/33	300,000	397
	Residual Funding Corp. Stripped, 0.00%, 10/15/19	3,200,000	2,758
(b)	Residual Funding Corp. Stripped, 0.00%, 10/15/20	2,000,000	1,649
	Residual Funding Corp. Stripped, 0.00%, 4/15/30	4,100,000	2,331
(k)	Resolution Funding Corp. Stripped, 0.00%, 7/15/19	2,300,000	1,991
	Resolution Funding Corp. Stripped, 0.00%, 1/15/20	700,000	593
	Resolution Funding Corp. Stripped, 0.00%, 4/15/28	400,000	238
	Tennessee Valley Authority, 4.625%, 9/15/60	300,000	358
	Tennessee Valley Authority, 5.25%, 9/15/39	200,000	255
	Tennessee Valley Authority, 5.375%, 4/1/56	1,100,000	1,489
	Tennessee Valley Authority, 5.88%, 4/1/36	1,000,000	1,364
	Tennessee Valley Authority Stripped, 0.00%, 5/1/20	500,000	269
	US Treasury, 2.00%, 11/15/21	3,800,000	3,843
	US Treasury, 3.50%, 2/15/39	2,800,000	3,150
	US Treasury, 3.75%, 8/15/41	2,100,000	2,470
	US Treasury, 3.875%, 8/15/40	700,000	839
	US Treasury, 4.25%, 11/15/40	19,350,000	24,677
	US Treasury, 4.375%, 11/15/39	5,100,000	6,621

Governments (101.0%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 4.375%, 5/15/40	1,900,000	2,468
US Treasury, 4.375%, 5/15/41	3,900,000	5,082
US Treasury, 4.50%, 5/15/38	600,000	791
US Treasury, 4.50%, 8/15/39	2,900,000	3,836
US Treasury, 5.25%, 11/15/28	8,800,000	12,133
US Treasury, 5.25%, 2/15/29	1,900,000	2,625
US Treasury, 5.375%, 2/15/31	1,400,000	1,995
US Treasury, 6.125%, 11/15/27	5,200,000	7,728
US Treasury, 6.25%, 8/15/23	8,200,000	11,736
US Treasury, 6.25%, 5/15/30	1,000,000	1,547
US Treasury, 8.75%, 8/15/20	600,000	946
US Treasury Stripped, 0.00%, 11/15/24	900,000	652
US Treasury Stripped, 0.00%, 2/15/26	2,500,000	1,718
US Treasury Stripped, 0.00%, 11/15/27	7,600,000	4,991
US Treasury Stripped, 0.00%, 8/15/28	3,400,000	2,166
US Treasury Stripped, 0.00%, 11/15/28	1,200,000	762
US Treasury Stripped, 0.00%, 8/15/29	3,800,000	2,353
US Treasury Stripped, 0.00%, 5/15/33	2,100,000	1,112
US Treasury Stripped, 0.00%, 11/15/33	800,000	416
US Treasury Stripped, 0.00%, 5/15/37	1,700,000	780
US Treasury Stripped, 0.00%, 2/15/38	5,600,000	2,571
US Treasury Stripped, 0.00%, 11/15/38	800,000	349
US Treasury Stripped, 0.00%, 5/15/40	11,400,000	4,819
US Treasury Stripped, 0.00%, 2/15/41	9,400,000	3,868

Total Governments		148,562

(Cost: $146,369)

The Accompanying Notes are an Integral Part of the Financial Statements.

120	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Municipal Bonds (0.7%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds (0.7%)
Iowa State Special Obligation Build America Bonds, Series 2009-B, 6.75%, 6/1/34 RB	400,000	460
New York City Municipal Water Finance Authority, Series GG, 5.00%, 6/15/43 RB	300,000	323
Poway Unified Public School District, Series 2007, 4.50%, 9/15/37 RB, AMBAC	200,000	184
Puerto Rico Sales Tax Financing Corp., Series A, 0.00%, 8/1/54 RB, AMBAC	1,600,000	109

Total Municipal Bonds
(Cost: $1,044)		1,076

Structured Products (3.9%)

Structured Products (3.9%)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 21A, 2.711%, 5/25/34	5,652	5
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 2.431%, 7/25/33	5,112	4
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.567%, 8/25/33	6,376	6
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.508%, 2/15/19	55,543	56
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	391,465	442
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	768,513	900
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T61, Class 1A1, 1.609%, 7/25/44	30,143	31

Structured Products (3.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, Series 2007-114, Class A6, 0.493%, 10/27/37	100,000	99
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.25%, 5/25/37	243,788	254
Federal National Mortgage Association, 5.00%, 6/1/35	490,040	530
Federal National Mortgage Association, 5.00%, 2/1/36	870,718	941
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A, 3.012%, 6/25/34	18,148	15
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.740%, 2/12/49	100,000	108
Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.368%, 4/25/38	265,119	265
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 0.814%, 7/9/21 144A	399,918	371
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A, 2.200%, 5/25/33	14,419	13
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 2.864%, 5/25/33	5,850	5
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.544%, 11/25/35	36,037	30
SLM Student Loan Trust, Series 2006-6, Class A1, 0.408%, 10/25/18	2,919	3
SLM Student Loan Trust, Series 2007-2, Class A2, 0.418%, 7/25/17	334,309	332
SLM Student Loan Trust, Series 2008-7, Class A2, 0.918%, 10/25/17	200,000	199

	Structured Products (3.9%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	SLM Student Loan Trust, Series 2003-7A, Class A5A, 1.746%, 12/15/33 144A	250,000	248
	SLM Student Loan Trust, Series 2008-9, Class A, 1.918%, 4/25/23	452,537	463
	South Carolina Student Loan Corp., Series 2008-1, Class A2, 1.077%, 3/1/18	287,332	284
	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 0.945%, 10/19/34	12,488	10
	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 2.562%, 3/25/34	48,069	45

	Total Structured Products
	(Cost: $5,231)		5,659

	Short-Term Investments (73.5%)

	Government (15.8%)
(k)	US Treasury Bill, 0.04%, 6/14/12	4,100,000	4,099
(k)	US Treasury Bill, 0.05%, 6/28/12	19,100,000	19,094

	Total		23,193

	Other Holdings (57.7%)
(k)	JPMorgan Money Market Fund	84,964,798	84,965

	Total		84,965

	Total Short-Term Investments
	(Cost: $108,159)		108,158

	Total Investments (179.9%)
	(Cost: $262,003)(a)		264,661

	Other Assets, Less Liabilities (-79.9%)		(117,512)

	Net Assets (100.0%)		147,149

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	121

Long-Term U.S. Government Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $619 representing 0.4% of the net assets.

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $262,151 and the net unrealized appreciation of investments based on that cost was $2,510 which is comprised of $3,756 aggregate gross unrealized appreciation and $1,246 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2011, $14,644)	59	12/12	$(6)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2011, $7,672)	31	3/13	20
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2011, $14,861)	60	6/13	24
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2011, $3,959)	16	12/13	7
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2011, $1,597)	11	3/12	(4)

(k)	Securities with an aggregate value of $119,218 (in thousands) have been pledged as collateral for delayed-delivery securities on December 31, 2011.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$148,562	$-
Municipal Bonds	-	1,076	-
Corporate Bonds	-	1,206	-
Structured Products	-	5,659	-
Short-Term Investments	-	108,158	-
Other Financial Instruments^
Futures	51	-	-
Liabilities:
Other Financial Instruments^
Futures	(10)	-	-
Total	$41	$264,661	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

122	Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Pursue total return using a strategy that seeks to protect against U.S. inflation.	Invest primarily in investment grade debt securities, with a majority in inflation-linked debt securities.	$178 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not linked to inflation, including mortgage- and asset-backed securities and high yield securities (so called “junk bonds”) up to a limit of 10% of Portfolio assets. Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

Investors started 2011 on a relatively upbeat note, before a slowdown in the pace of economic growth—from 2.3% in the fourth quarter of 2010 to 0.4% in the first quarter of 2011—combined with other concerns stoked fears of a double-dip recession. In particular, high unemployment, rising food and fuel prices, a depressed housing market and an expanding European sovereign-debt crisis left many questioning the health of the global economy. Volatility ensued, as investors moved in and out of riskier sectors and securities according to the latest economic data releases and news out of Europe.

In late July 2011, a contentious battle erupted over raising the U.S. debt ceiling. While an eventual agreement prevented a feared default, the process led to Standard & Poor’s downgrading the U.S.’s stellar long-term debt for the first time. Meanwhile, with economic conditions deteriorating, the Federal Reserve (the “Fed”) committed to keeping the federal funds rate target at its ultra-low level (0 – 0.25%) until at least mid-2013. In addition, the Fed resurrected a stimulus strategy last used 50 years ago. With “Operation Twist,” the Fed announced it would rebalance its securities portfolio in an attempt to reduce longer-term interest rates and keep shorter-term rates low.

Throughout most of the year—and even despite the U.S. credit-rating downgrade—demand for “safe-haven” Treasurys, including TIPS (Treasury inflation-protected securities) remained strong. This demand helped drive Treasury yields sharply lower and prices higher, and it led to outperformance for the Treasury sector for the twelve-month period. In addition, inflation, as measured by the Consumer Price Index (CPI), edged higher during the year, sparking additional enthusiasm for TIPS, which outperformed their nominal Treasury counterparts and most other taxable fixed income sectors for the period.

Portfolio Results

The Portfolio returned 11.93% for the twelve months ended December 31, 2011. The Portfolio’s benchmark, the Barclays Capital® US Treasury Inflation Protected Securities Index (the “Index”), returned 13.56% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the average return of the Inflation-Protected Bond peer group, which was 11.45%, according to Morningstar®, Inc., an independent mutual fund rating agency.

The Portfolio’s performance benefited from the generally favorable climate for Treasury securities, which boosted returns among TIPS. Besides operating expenses, the Portfolio’s underperformance relative to the Index was due to lagging relative results from the Portfolio’s non-Index securities.

The Portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the Portfolio). The remainder of the Portfolio included non-dollar inflation-linked bonds, investment grade corporate bonds, mortgage and agency securities, and a small allocation to high yield bonds. Although all of these sectors generated positive results for the twelve-month period, they underperformed TIPS, which accounted for the Portfolio’s lagging results relative to the all-TIPS Index.

In an effort to maintain maximum portfolio inflation protection and provide TIPS-like performance without investing further in TIPS, the Portfolio was invested in inflation “swaps” to create an inflation-linked “overlay” for the non-inflation-linked securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). The Portfolio’s swaps underperformed during the year, primarily because corporate securities were used as the counterparts to the swap agreements, and corporates generally underperformed TIPS.

Inflation Protection Portfolio	123

Inflation Protection Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Our intermediate-term inflation outlook is for higher inflation due to rising rents and commodity prices. Over the long term, fiscal and monetary stimulus eventually may result in higher inflation than what is currently priced into the Treasury market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Inflation Protection Portfolio	11.93%	6.96%
Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index	13.56%	7.79%
Morningstar® US Insurance Fund Inflation-Protected Bond Average	11.45%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

124	Inflation Protection Portfolio

Inflation Protection Portfolio

Top 10 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	54.1%
Federal National Mortgage Association, Various	7.3%
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	5.5%
United Kingdom Gilt Inflation Linked, Various	5.0%
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	2.3%
Common Wealth of Australia Treasury Indexed Bonds, 4.00%, 8/20/20	1.8%
Canadian Government Bond, 4.25%, 12/1/26	1.6%
Bundesobligation Inflation Linked, 2.25%, 4/15/13	1.5%
Japanese Government CPI Linked Bond, 1.10%, 12/10/16	1.4%
France Government Bond OAT, 2.25%, 7/25/20	1.1%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Inflation Protection Portfolio	125

Inflation Protection Portfolio

Schedule of Investments

December 31, 2011

Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.3%)
Boeing Capital Corp., 2.125%, 8/15/16	130,000	133
L-3 Communications Corp., 5.20%, 10/15/19	50,000	50
L-3 Communications Corp., 6.375%, 10/15/15	75,000	77
Lockheed Martin Corp., 2.125%, 9/15/16	100,000	100
Raytheon Co., 3.125%, 10/15/20	110,000	111

Total		471

Auto Manufacturing (0.1%)
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	100,000	100
Ford Motor Credit Co. LLC, 7.00%, 10/1/13	100,000	106

Total		206

Banking (1.0%)
Bank of America Corp., 5.75%, 12/1/17	50,000	47
Bank of America Corp., 6.50%, 8/1/16	160,000	161
The Bear Stearns Cos. LLC, 5.48%, 1/10/14	70,000	71
Capital One Financial Corp., 3.15%, 7/15/16	100,000	100
Citigroup, Inc., 6.01%, 1/15/15	140,000	146
Credit Suisse AG, 5.40%, 1/14/20	30,000	28
Credit Suisse/New York NY, 5.30%, 8/13/19	110,000	114
The Goldman Sachs Group, Inc., 7.50%, 2/15/19	130,000	144
The International Bank for Reconstruction & Development, 7.625%, 1/19/23	500,000	719
PNC Bank, N.A., 6.00%, 12/7/17	100,000	111
Regions Bank, 6.45%, 6/26/37	250,000	207

Total		1,848

Basic Materials (0.5%)
Ashland, Inc., 9.125%, 6/1/17	150,000	167
CF Industries, Inc., 6.875%, 5/1/18	180,000	206
Ecolab, Inc., 4.35%, 12/8/21	160,000	171

Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Rio Tinto Finance USA, Ltd., 3.75%, 9/20/21	280,000	294

Total		838

Beverage/Bottling (0.5%)
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	150,000	176
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	120,000	155
The Coca-Cola Co., 3.625%, 3/15/14	100,000	106
Coca-Cola Refreshments USA, Inc., 4.25%, 3/1/15	100,000	109
Dr. Pepper Snapple Group, Inc., 2.90%, 1/15/16	320,000	332

Total		878

Cable/Media/Broadcasting/Satellite (0.9%)
Comcast Corp., 5.90%, 3/15/16	120,000	137
Comcast Corp., 6.50%, 11/15/35	100,000	121
DIRECTV Holdings LLC, 3.55%, 3/15/15	150,000	156
NBCUniversal Media LLC, 4.375%, 4/1/21	140,000	148
NBCUniversal Media LLC, 5.15%, 4/30/20	240,000	267
News America, Inc., 6.90%, 8/15/39	110,000	127
Time Warner Cable, Inc., 6.75%, 7/1/18	160,000	190
Time Warner, Inc., 4.875%, 3/15/20	110,000	119
Univision Communications, Inc., 6.875%, 5/15/19 144A	170,000	164
Virgin Media Finance PLC, 8.375%, 10/15/19	180,000	198

Total		1,627

Conglomerate/Diversified Manufacturing (0.3%)
The Dow Chemical Co., 2.50%, 2/15/16	130,000	130
The Dow Chemical Co., 5.90%, 2/15/15	50,000	56
General Electric Co., 5.25%, 12/6/17	60,000	69
United Technologies Corp., 4.875%, 5/1/15	300,000	337

Total		592

Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing (0.3%)
eBay, Inc., 3.25%, 10/15/20	170,000	172
Limited Brands, Inc., 6.625%, 4/1/21	210,000	223
Rent-A-Center, Inc., 6.625%, 11/15/20	200,000	201

Total		596

Electric Utilities (0.5%)
CMS Energy Corp., 4.25%, 9/30/15	50,000	51
Dominion Resources, Inc., 6.40%, 6/15/18	170,000	205
Duke Energy Corp., 3.55%, 9/15/21	150,000	153
Duke Energy Ohio, Inc., 2.10%, 6/15/13	70,000	71
FirstEnergy Solutions Corp., 6.05%, 8/15/21	90,000	100
Pacific Gas & Electric Co., 5.80%, 3/1/37	29,000	35
PG&E Corp., 5.75%, 4/1/14	50,000	55
Sempra Energy, 2.00%, 3/15/14	120,000	122
Sempra Energy, 6.50%, 6/1/16	50,000	58

Total		850

Electronics (0.3%)
Arrow Electronics, Inc., 3.375%, 11/1/15	155,000	155
Cisco Systems, Inc., 5.90%, 2/15/39	65,000	82
International Business Machines Corp., 1.95%, 7/22/16	150,000	154
Jabil Circuit, Inc., 5.625%, 12/15/20	110,000	112

Total		503

Energy (0.1%)
Jarden Corp., 8.00%, 5/1/16	50,000	54
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	180,000	189

Total		243

Food Processors (0.6%)
General Mills, Inc., 3.15%, 12/15/21	300,000	304
H.J. Heinz Co., 2.00%, 9/12/16	90,000	91
Kraft Foods, Inc., 5.375%, 2/10/20	250,000	288

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Inflation Protection Portfolio

Inflation Protection Portfolio

Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

Food Processors continued
Kraft Foods, Inc., 6.125%, 2/1/18	120,000	140
Mead Johnson Nutrition Co., 5.90%, 11/1/39	40,000	47
TreeHouse Foods, Inc., 7.75%, 3/1/18	180,000	195

Total		1,065

Foods (0.1%)
Del Monte Corp., 7.625%, 2/15/19	150,000	144

Total		144

Gaming/Leisure/Lodging (0.1%)
Ameristar Casinos, Inc., 7.50%, 4/15/21	210,000	216

Total		216

Gas Pipelines (0.3%)
Enterprise Products Operating LLC, 3.70%, 6/1/15	80,000	84
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	150,000	163
Williams Partners LP, 3.80%, 2/15/15	150,000	157
Williams Partners LP, 4.125%, 11/15/20	60,000	62

Total		466

Health Care/Pharmaceuticals (1.3%)
Abbott Laboratories, 5.875%, 5/15/16	300,000	352
Amgen, Inc., 5.85%, 6/1/17	90,000	104
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	180,000	191
Express Scripts, Inc., 3.125%, 5/15/16	150,000	151
Express Scripts, Inc., 7.25%, 6/15/19	100,000	119
Gilead Sciences, Inc., 4.40%, 12/1/21	160,000	169
HCA, Inc., 7.875%, 2/15/20	200,000	216
Medtronic, Inc., 3.00%, 3/15/15	200,000	211
Pfizer, Inc., 7.20%, 3/15/39	100,000	148
Roche Holdings, Inc., 6.00%, 3/1/19 144A	190,000	231
Sanofi, 1.20%, 9/30/14	150,000	151
Stryker Corp., 2.00%, 9/30/16	130,000	133
Universal Health Services, Inc., 7.125%, 6/30/16	130,000	141

Total		2,317

Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

Independent Finance (0.2%)
General Electric Capital Corp., 4.375%, 9/16/20	50,000	51
General Electric Capital Corp., 5.625%, 9/15/17	200,000	221
General Electric Capital Corp., 6.00%, 8/7/19	60,000	69

Total		341

Information Technology (0.1%)
Oracle Corp., 5.75%, 4/15/18	200,000	243

Total		243

Information/Data Technology (0.2%)
Adobe Systems, Inc., 3.25%, 2/1/15	300,000	315

Total		315

Life Insurance (0.3%)
MetLife, Inc., 6.75%, 6/1/16	120,000	138
Prudential Financial, Inc., 4.98%, 2/10/12	200,000	200
Prudential Financial, Inc., 5.11%, 3/10/15	240,000	238

Total		576

Media (0.1%)
DISH DBS Corp., 6.75%, 6/1/21	100,000	108

Total		108

Metals/Mining (0.2%)
Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	87
Newmont Mining Corp., 6.25%, 10/1/39	70,000	83
Peabody Energy Corp., 6.50%, 9/15/20	180,000	189
Peabody Energy Corp., 7.375%, 11/1/16	50,000	55

Total		414

Oil and Gas (0.8%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	100,000	113
Chesapeake Energy Corp., 6.125%, 2/15/21	100,000	103
Chesapeake Energy Corp., 7.625%, 7/15/13	70,000	74
Chevron Corp., 3.95%, 3/3/14	100,000	107
ConocoPhillips, 4.75%, 2/1/14	260,000	281
EOG Resources, Inc., 2.50%, 2/1/16	300,000	309

	Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	Newfield Exploration Co., 6.875%, 2/1/20	100,000	107
	Occidental Petroleum Corp., 1.75%, 2/15/17	70,000	71
	Shell International Finance BV, 4.30%, 9/22/19	110,000	127
	Talisman Energy, Inc., 7.75%, 6/1/19	50,000	62

	Total		1,354

	Other Finance (0.3%)
	Caterpillar Financial Services Corp., 1.125%, 12/15/14	200,000	200
	John Deere Capital Corp., 3.15%, 10/15/21	290,000	296

	Total		496

	Other Holdings (14.8%)	Shares/ Par	Value $ (000’s)
(f)	Bundesobligation Inflation Linked, 2.25%, 4/15/13	2,046,248	2,753
(f)	Canadian Government Bond, 4.25%, 12/1/26	1,774,047	2,820
(f)	Common Wealth of Australia Treasury Indexed Bonds, 4.00%, 8/20/20	1,700,000	3,228
(f)	Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	2,754,986	4,112
(f)	France Government Bond OAT, 2.25%, 7/25/20	1,469,411	2,039
(f)	Japanese Government CPI Linked Bond, 1.10%, 12/10/16	187,180,500	2,505
(f)	United Kingdom Gilt Inflation Linked, 1.25%, 11/22/17	1,253,070	2,246
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 8/16/13	800,000	3,521
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 7/26/16	595,000	3,156

	Total		26,380

	Other Services (0.1%)	Shares/ $ Par	Value $ (000’s)
	Republic Services, Inc., 3.80%, 5/15/18	100,000	104

	Total		104

	Paper and Forest Products (0.1%)
	Georgia-Pacific LLC, 5.40%, 11/1/20 144A	140,000	155

	Total		155

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	127

Inflation Protection Portfolio

Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts (0.1%)
Developers Diversified Realty Corp., 4.75%, 4/15/18	80,000	76
Developers Diversified Realty Corp., 5.375%, 10/15/12	90,000	91

Total		167

Retail Food and Drug (0.2%)
CVS Caremark Corp., 6.60%, 3/15/19	170,000	207
Safeway, Inc., 4.75%, 12/1/21	130,000	133

Total		340

Retail Stores (0.5%)
The Gap, Inc., 5.95%, 4/12/21	40,000	38
The Home Depot, Inc., 4.40%, 4/1/21	200,000	226
Lowe’s Cos., Inc., 2.125%, 4/15/16	120,000	121
Wal-Mart Stores, Inc., 3.25%, 10/25/20	200,000	214
Wal-Mart Stores, Inc., 5.625%, 4/15/41	200,000	258

Total		857

Technology (0.1%)
Baxter International, Inc., 1.85%, 1/15/17	200,000	202

Total		202

Telecommunications (0.8%)
AT&T, Inc., 5.10%, 9/15/14	100,000	110
AT&T, Inc., 6.55%, 2/15/39	110,000	140
British Telecommunications PLC, 5.95%, 1/15/18	100,000	110
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	100,000	109
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	60,000	81
CenturyLink, Inc., 7.875%, 8/15/12	150,000	155
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	130,000	155
Telecom Italia Capital SA, 6.175%, 6/18/14	160,000	154
Verizon Communications, Inc., 6.10%, 4/15/18	150,000	180

Corporate Bonds (26.3%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Windstream Corp., 7.875%, 11/1/17	280,000	303

Total		1,497

Utilities (0.2%)
The AES Corp., 8.00%, 10/15/17	100,000	110
The AES Corp., 9.75%, 4/15/16	110,000	126
NRG Energy, Inc., 7.625%, 1/15/18	180,000	180

Total		416

Total Corporate Bonds
(Cost: $44,758)		46,825

Governments (54.9%)

Governments (54.9%)
Federal National Mortgage Association, 6.625%, 11/15/30	1,000,000	1,481
US Treasury Inflation Index Bond, 0.125%, 4/15/16	2,308,320	2,406
US Treasury Inflation Index Bond, 0.50%, 4/15/15	2,220,498	2,323
US Treasury Inflation Index Bond, 0.625%, 7/15/21	5,536,117	5,922
US Treasury Inflation Index Bond, 1.125%, 1/15/21	7,855,022	8,760
US Treasury Inflation Index Bond, 1.25%, 7/15/20	3,010,345	3,405
US Treasury Inflation Index Bond, 1.375%, 7/15/18	420,056	476
US Treasury Inflation Index Bond, 1.375%, 1/15/20	3,246,289	3,696
US Treasury Inflation Index Bond, 1.625%, 1/15/18	864,744	985
US Treasury Inflation Index Bond, 1.75%, 1/15/28	2,048,362	2,463
US Treasury Inflation Index Bond, 1.875%, 7/15/15	4,307,614	4,750
US Treasury Inflation Index Bond, 1.875%, 7/15/19	3,658,967	4,311
US Treasury Inflation Index Bond, 2.00%, 1/15/16	1,226,544	1,371
US Treasury Inflation Index Bond, 2.00%, 1/15/26	4,449,666	5,470

Governments (54.9%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury Inflation Index Bond, 2.125%, 1/15/19	1,819,409	2,163
US Treasury Inflation Index Bond, 2.125%, 2/15/40	2,551,174	3,424
US Treasury Inflation Index Bond, 2.125%, 2/15/41	4,999,728	6,753
US Treasury Inflation Index Bond, 2.375%, 1/15/17	1,572,074	1,825
US Treasury Inflation Index Bond, 2.375%, 1/15/25	4,084,590	5,193
US Treasury Inflation Index Bond, 2.375%, 1/15/27	3,059,930	3,952
US Treasury Inflation Index Bond, 2.50%, 7/15/16	2,579,013	2,983
US Treasury Inflation Index Bond, 2.50%, 1/15/29	3,654,639	4,876
US Treasury Inflation Index Bond, 2.625%, 7/15/17	2,668,154	3,176
US Treasury Inflation Index Bond, 3.375%, 4/15/32	1,971,080	3,036
US Treasury Inflation Index Bond, 3.625%, 4/15/28	3,780,365	5,621
US Treasury Inflation Index Bond, 3.875%, 4/15/29	4,614,625	7,191

Total Governments
(Cost: $87,455)		98,012

Municipal Bonds (0.1%)

Municipal Bonds (0.1%)
Bay Area Toll Authority, Series S-1, 6.918%, 4/1/40 RB	30,000	38
Department of Water and Power of the City of Los Angeles Power System, Series A, 5.716%, 7/1/39 RB	15,000	17
Texas Transportation Commission State of Texas, Series 2009A, 5.517%, 4/1/39 GO	60,000	73

Total Municipal Bonds
(Cost: $105)		128

The Accompanying Notes are an Integral Part of the Financial Statements.

128	Inflation Protection Portfolio

Inflation Protection Portfolio

Structured Products (16.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products (16.9%)
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4, 4.76%, 11/10/39	350,000	367
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, 5.176%, 10/10/45	250,000	262
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	162,436	166
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1, 5.50%, 5/25/34	40,587	41
Bank of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.115%, 10/10/45	250,000	276
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	203,976	198
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-35, Class 1A3, 5.00%, 9/25/18	120,135	125
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, 0.458%, 4/15/22 144A	212,877	192
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	9,185,310	9,790
Federal National Mortgage Association, 4.00%, 5/1/41	3,854,788	4,053
Federal National Mortgage Association, 4.00%, 9/1/41	7,146,704	7,556
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, 4.979%, 7/10/45	100,000	100
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	100,000	107

Structured Products (16.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, 5.426%, 6/10/36	150,000	154
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/39	850,000	907
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.761%, 7/10/39	100,000	105
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/38	700,000	750
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 3/15/36	300,000	313
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.568%, 1/15/31	325,000	340
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ, 4.843%, 7/15/40	175,000	168
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4, 4.998%, 4/15/30	400,000	421
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, 5.017%, 9/15/40	300,000	313
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, 5.263%, 11/15/40	225,000	238
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, 5.320%, 6/15/29	250,000	268
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class B, 6.575%, 3/15/34	300,000	301
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007-LLFA, Class A1, 0.578%, 6/15/22 144A	252,827	246
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, 6.124%, 12/18/37	254,595	261

	Structured Products (16.9%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Residential Funding Mortgage Securities I, Inc., Series 2006-S10, Class 2A1, 5.50%, 10/25/21	191,678	182
	Sequoia Mortgage Trust, Series 2011-1, Class A1, 4.125%, 2/25/41	153,310	153
	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, 5.11%, 7/15/42	365,559	370
	Wells Fargo Mortgage Backed Securities, Series 2005-AR16, Class 1A1, 2.736%, 8/25/33	462,055	460
	Wells Fargo Mortgage Backed Securities, Series 2005-AR14, Class A1, 5.354%, 8/25/35	218,578	209
	Wells Fargo Mortgage Backed Securities, Series 2005-17, Class 1A1, 5.50%, 1/25/36	240,192	225
	Wells Fargo Mortgage Backed Securities, Series 2007-3, Class 3A1, 5.50%, 4/25/22	160,817	166
	Wells Fargo Mortgage Backed Securities, Series 2006-10, Class A4, 6.00%, 8/25/36	238,919	230
	Wells Fargo Mortgage Backed Securities, Series 2007-AR10, Class 1A1, 6.084%, 1/25/38	207,593	200

	Total Structured Products
	(Cost: $30,086)		30,213

	Short-Term Investments (3.7%)

	Finance Services (3.7%)
(k)	Legacy Capital LLC, 0.20%, 1/3/12	6,557,000	6,557

	Total Short-Term Investments
	(Cost: $6,557)		6,557

	Total Investments (101.9%)
	(Cost: $168,961)(a)		181,735

	Other Assets, Less Liabilities (-1.9%)		(3,360)

	Net Assets (100.0%)		178,375

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	129

Inflation Protection Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $988 representing 0.6% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $169,012 and the net unrealized appreciation of investments based on that cost was $12,723 which is comprised of $13,962 aggregate gross unrealized appreciation and $1,239 aggregate gross unrealized depreciation.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Westpac Banking	AUD	3,066	1/12	$50	$-	$50
Sell	Barclays Bank PLC	CAD	2,782	1/12	44	-	44
Sell	Deutsche Bank A.G.	EUR	6,765	1/12	630	-	630
Sell	HSBC Bank USA	GBP	5,646	1/12	260	-	260
Sell	Westpac Banking	JPY	182,741	1/12	33	-	33

					$1,017	$-	$1,017

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

(j)	Swap agreements outstanding on December 31, 2011.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.900%	CPURNSA Index Total Return at Maturity	5/13	2,500	$(176)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.570%	CPURNSA Index Total Return at Maturity	9/14	5,000	3
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.870%	CPURNSA Index Total Return at Maturity	9/16	6,000	(6)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.420%	CPURNSA Index Total Return at Maturity	4/18	2,000	(57)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.510%	CPURNSA Index Total Return at Maturity	3/19	2,000	(70)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	2/20	2,800	(140)

The Accompanying Notes are an Integral Part of the Financial Statements.

130	Inflation Protection Portfolio

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.670%	CPURNSA Index Total Return at Maturity	4/22	3,000	(153)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	1.840%	CPURNSA Index Total Return at Maturity	8/13	9,000	$(83)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	1.580%	CPURNSA Index Total Return at Maturity	9/13	1,500	(3)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.770%	CPURNSA Index Total Return at Maturity	6/14	1,000	(69)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	1.770%	CPURNSA Index Total Return at Maturity	9/14	1,000	(6)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.303%	CPURNSA Index Total Return at Maturity	1/16	1,700	(18)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.520%	CPURNSA Index Total Return at Maturity	5/16	5,400	(164)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.720%	CPURNSA Index Total Return at Maturity	8/17	2,000	(173)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.895%	CPURNSA Index Total Return at Maturity	12/27	1,700	(232)

						$(1,347)

(k)	Securities with an aggregate value of $6,557 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2011.

(m)	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

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Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$98,012	$-
Municipal Bonds	-	128	-
Corporate Bonds	-	46,826	-
Structured Products	-	30,213	-
Short-Term Investments	-	6,557	-
Other Financial Instruments^
Forward Currency Contracts	-	1,017	-
Total Return Swaps	-	3	-
Liabilities:
Other Financial Instruments^
Total Return Swaps	-	(1,350)	-
Total	$-	$181,406	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

132	Inflation Protection Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Invest primarily in non-investment grade debt securities.	$376 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the High Yield Bond Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market.

Market Overview

High yield bonds ended a volatile 2011 with modest gains. Worries about the European sovereign debt crisis, the U.S. Treasury debt downgrade, and a potential slowdown in the pace of the global economic recovery made for some challenging months. But investors were also drawn at times to the sector’s attractive yields relative to Treasurys and comparative healthy balance sheet of corporate America. Overall, however, this series of risk-on/risk-off trades left high yield bonds trailing their investment grade counterparts. For all of 2011, the Barclays Capital® U.S. Corporate High-Yield 2% Issuer Capped Index (the “Index”) returned 4.96%, while the Barclays Capital® Aggregate Bond Index (a measure of broad, taxable bond market performance) returned 7.84%.

It was a similar story within the high yield market, where higher rated BB and B bonds outperformed CCCs. While defaults edged up during the year, the default rate as measured by the bonds’ par value ended the year near 2%, compared with a long-term average greater than 4%, according to JPMorgan. While new bond issuance fell short of the record pace seen in 2009 and 2010, 2011 still saw healthy supply relative to longer-term averages. Many of these newly minted bonds were used to refinance old, higher-cost debt at lower rates.

Portfolio Results

The Portfolio returned 4.59% for the twelve months ended December 31, 2011; by comparison, the Index returned 4.96%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 3.35%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s performance benefited from some sector and security selection decisions. A leading individual contributor was paper and packaging company Smurfit Stone Container, a restructured credit that was bought out of bankruptcy by competitor Rock-Tenn early in the year.

Cable and media companies were another source of strength, as Charter Communications was the leading contributor to performance for the year after successfully refinancing its debt and reporting improvement in its business. The Portfolio built a position in Charter after it filed for bankruptcy, and sold a portion of that stake this year at a significant profit. In addition, it was beneficial to be underrepresented in homebuilders and other securities tied to the housing market, which continued to struggle.

Not all security choices worked as well. It hurt to hold an overweight position in wireless telecommunication companies. Sprint underperformed as it continued to struggle to turnaround its business amid fierce competition. It also detracted from performance compared with the Index to hold an underweight stake in pipeline companies—a high quality sector—in a year when BB bonds outperformed lower-rated bonds.

The Portfolio’s credit allocation generally contributed to performance, as the Portfolio tended to hold an underweight position in bonds rated CCC, which were negatively impacted by their susceptibility to changing views on the economy and the risk-on/risk-off trading that characterized 2011.

Portfolio Manager Outlook

We are generally positive on the high yield market going forward. First, fundamentals have improved in recent years as many high yield issuers have cleaned up their balance sheets and refinanced their upcoming maturities into the future at what we consider to be much more attractive rates. In addition, defaults are low, running at about half their historical average, and would likely decline further given any economic improvement. Finally, high yield bonds currently offer very attractive yields relative to Treasurys and other investment grade securities.

High Yield Bond Portfolio	133

High Yield Bond Portfolio

But our outlook is not without some caveats. While the economy appears to be improving, an external shock (from Europe, or a hard landing in China, or a spike in oil prices because of turmoil in the Middle East, for example) would likely be felt here at home. Given these risks, it is hard to see the volatile trading pattern of recent years dissipating anytime soon. As a result, we are likely to take a more cautious approach to risk and favor bonds rated BB and B, while underweighting potentially more volatile CCCs.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	4.59%	7.00%	8.23%
Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index	4.96%	7.74%	8.96%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average	3.35%	5.10%	6.89%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Top 10 Holdings by Issuer 12/31/11

Security Description	% of Net Assets
Ford Motor Co., Various	2.2%
Intelsat Jackson Holdings SA, Various	2.1%
International Lease Finance Corp., Various	2.0%
Ally Financial, Inc. Various	2.0%
Sprint Nextel Corp., Various	2.0%
The AES Corp., Various	1.9%
HCA, Inc., Various	1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Various	1.7%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, Various	1.4%
DISH DBS Corp., Various	1.4%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

134	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2011

	Common Stocks (0.5%)	Shares/ $ Par	Value $ (000’s)

	Autos/Vehicle Parts (0.2%)
*	General Motors Co.	15,841	321
*	General Motors Co. - A Warrants	14,400	169
*	General Motors Co. - B Warrants	14,400	113

	Total		603

	Financials (0.3%)
*	E*TRADE Financial Corp.	147,485	1,174

	Total		1,174

	Total Common Stocks
	(Cost: $2,226)		1,777

	Preferred Stocks (0.8%)

	Finance Services (0.8%)
	Ally Financial, Inc, 8.50%, 5/15/16	93,329	1,680
	Ally Financial, Inc., 7.00%, 12/31/11 144A	1,302	933
	GMAC Capital Trust I, 8.125%, 2/15/40	24,559	477

	Total Preferred Stocks
	(Cost: $3,856)		3,090

	Bonds (90.8%)

	Aerospace/Defense (0.8%)
	Bombardier, Inc., 7.75%, 3/15/20 144A	1,240,000	1,352
	Huntington Ingalls Industries, Inc., 6.875%, 3/15/18 144A	550,000	539
	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21 144A	550,000	539
	Triumph Group, Inc., 8.625%, 7/15/18	610,000	668

	Total		3,098

	Autos/Vehicle Parts (5.1%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	729,000	791
	American Axle & Manufacturing, Inc., 7.75%, 11/15/19	245,000	240
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	1,055,000	1,044

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Autos/Vehicle Parts continued
Chrysler Group LLC/CG Co.-Issuer, Inc., 8.00%, 6/15/19 144A	1,995,000	1,825
Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25%, 6/15/21 144A	905,000	824
Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	615,000	643
Exide Technologies, 8.625%, 2/1/18	740,000	570
Ford Motor Co., 7.45%, 7/16/31	1,240,000	1,488
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	2,580,000	2,689
Ford Motor Credit Co. LLC, 6.625%, 8/15/17	975,000	1,061
Ford Motor Credit Co. LLC, 8.00%, 12/15/16	525,000	596
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	2,140,000	2,519
The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	820,000	894
The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	662,000	730
Jaguar Land Rover PLC, 7.75%, 5/15/18 144A	905,000	862
Jaguar Land Rover PLC, 8.125%, 5/15/21 144A	285,000	268
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	1,112,000	1,118
Visteon Corp., 6.75%, 4/15/19 144A	1,205,000	1,202

Total		19,364

Basic Materials (9.8%)
AbitibiBowater, Inc., 10.25%, 10/15/18 144A	850,000	937
AK Steel Corp., 7.625%, 5/15/20	1,045,000	982
Aleris International, Inc., 7.625%, 2/15/18	460,000	449
APERAM, 7.375%, 4/1/16 144A	342,000	292
APERAM, 7.75%, 4/1/18 144A	342,000	284
Arch Coal, Inc., 8.75%, 8/1/16	745,000	814
Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	430,000	434
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	430,000	426

	Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Berry Plastics Corp., 8.25%, 11/15/15	680,000	724
	Berry Plastics Corp., 9.50%, 5/15/18	615,000	618
	Boise Paper Holdings LLC/Bosie Co-Issuer Co., 8.00%, 4/1/20	620,000	656
(c)	BWAY Parent Co., Inc., 10.125%, 11/1/15	345,122	335
	Cascades, Inc., 7.875%, 1/15/20	810,000	786
(d)	Catalyst Paper Corp., 11.00%, 12/15/16 144A	540,000	286
	Chemtura Corp., 7.875%, 9/1/18	615,000	633
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	410,000	437
	CONSOL Energy, Inc., 8.00%, 4/1/17	1,545,000	1,692
	CONSOL Energy, Inc., 8.25%, 4/1/20	775,000	856
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	820,000	795
	FMG Resources Property, Ltd., 6.875%, 2/1/18 144A	635,000	608
	FMG Resources Property, Ltd., 7.00%, 11/1/15 144A	1,230,000	1,242
	FMG Resources Property, Ltd., 8.25%, 11/1/19 144A	1,215,000	1,236
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,255,000	1,177
	Huntsman International LLC, 8.625%, 3/15/20	310,000	329
	James River Coal Co., 7.875%, 4/1/19	250,000	189
	Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16 144A	300,000	300
	Lyondell Chemical Co., 8.00%, 11/1/17	196,000	214
	Mirabela Nickel, Ltd., 8.75%, 4/15/18 144A	970,000	871
	Momentive Performance Materials, Inc., 9.00%, 1/15/21	615,000	467
	Murray Energy Corp., 10.25%, 10/15/15 144A	610,000	605
(d)	NewPage Corp., 10.00%, 5/1/12	1,870,000	131
(d)	NewPage Corp., 11.375%, 12/31/14	2,040,000	1,507

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	135

High Yield Bond Portfolio

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Novelis, Inc., 7.25%, 2/15/15	1,428,000	1,417
Omnova Solutions, Inc., 7.875%, 11/1/18	310,000	268
Patriot Coal Corp., 8.25%, 4/30/18	780,000	749
Peabody Energy Corp., 6.00%, 11/15/18 144A	1,705,000	1,739
Peabody Energy Corp., 6.25%, 11/15/21 144A	610,000	631
Quadra FNX Mining, Ltd., 7.75%, 6/15/19 144A	905,000	1,024
Reynolds Group Holdings, Ltd., 8.25%, 2/15/21 144A	1,330,000	1,177
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21 144A	205,000	204
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	1,340,000	1,363
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19 144A	485,000	507
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.75%, 10/15/16 144A	905,000	953
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19 144A	685,000	651
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19 144A	580,000	563
Sealed Air Corp., 8.125%, 9/15/19 144A	425,000	465
Severstal Columbus LLC, 10.25%, 2/15/18	940,000	985
Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	305,000	272
TPC Group LLC, 8.25%, 10/1/17	490,000	490
United States Steel Corp., 7.375%, 4/1/20	930,000	907
Vedanta Resources PLC, 8.25%, 6/7/21 144A	925,000	717
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	430,000	262

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Vertellus Specialties, Inc., 9.375%, 10/1/15 144A	245,000	187

Total		36,843

Builders/Building Materials (1.5%)
Associated Materials LLC, 9.125%, 11/1/17	615,000	537
Calcipar SA, 6.875%, 5/1/18 144A	305,000	274
Cemex Finance LLC, 9.50%, 12/14/16 144A	565,000	496
Cemex SAB de CV, 9.00%, 1/11/18 144A	795,000	634
KB Home, 7.25%, 6/15/18	610,000	549
KB Home, 9.10%, 9/15/17	720,000	686
Lennar Corp., 6.95%, 6/1/18	1,085,000	1,058
Nortek, Inc., 8.50%, 4/15/21 144A	905,000	765
Texas Industries, Inc., 9.25%, 8/15/20	615,000	550

Total		5,549

Capital Goods (1.4%)
Case New Holland, Inc., 7.875%, 12/1/17	1,015,000	1,147
CNH Capital LLC, 6.25%, 11/1/16 144A	485,000	500
JMC Steel Group, 8.25%, 3/15/18 144A	305,000	297
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14	873,000	897
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17 144A	500,000	582
SPX Corp., 6.875%, 9/1/17	615,000	664
United Rentals North America, Inc., 10.875%, 6/15/16	905,000	1,005

Total		5,092

Consumer Products/Retailing (5.2%)
American Achievement Corp., 10.875%, 4/15/16 144A	310,000	239
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19 144A	1,110,000	1,143
Hanesbrands, Inc., 6.375%, 12/15/20	615,000	624
Hanesbrands, Inc., 8.00%, 12/15/16	335,000	364
J.C. Penney Corp., Inc., 7.40%, 4/1/37	825,000	767
J.C. Penney Corp., Inc., 7.95%, 4/1/17	305,000	332

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/19	1,290,000	1,161
Levi Strauss & Co., 7.625%, 5/15/20	615,000	628
Limited Brands, Inc., 6.625%, 4/1/21	700,000	742
Limited Brands, Inc., 8.50%, 6/15/19	580,000	676
Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	1,250,000	1,380
Phillips-Van Heusen Corp., 7.375%, 5/15/20	310,000	336
RadioShack Corp., 6.75%, 5/15/19	485,000	417
Revlon Consumer Products Corp., 9.75%, 11/15/15	675,000	718
Rite Aid Corp., 7.50%, 3/1/17	377,000	377
Rite Aid Corp., 9.375%, 12/15/15	540,000	521
Rite Aid Corp., 10.25%, 10/15/19	270,000	298
Rite Aid Corp., 10.375%, 7/15/16	470,000	499
Sally Beauty Holdings, Inc., 6.875%, 11/15/19 144A	425,000	444
Sears Holdings Corp., 6.625%, 10/15/18	1,435,000	1,091
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	220,000	241
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	610,000	667
SUPERVALU, Inc., 7.50%, 11/15/14	1,005,000	1,023
SUPERVALU, Inc., 8.00%, 5/1/16	1,420,000	1,466
Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	455,000	476
Toys R US Property Co. I LLC, 10.75%, 7/15/17	815,000	891
Toys R US Property Co. II LLC, 8.50%, 12/1/17	810,000	838
Toys R US, Inc.-Delaware, Inc., 7.375%, 9/1/16 144A	465,000	466
Visant Corp., 10.00%, 10/1/17	615,000	563

Total		19,388

Energy (13.1%)
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,185,000	1,179

The Accompanying Notes are an Integral Part of the Financial Statements.

136	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Energy continued
ATP Oil & Gas Corp., 11.875%, 5/1/15	925,000	608
Bill Barrett Corp., 7.625%, 10/1/19	910,000	951
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 144A	570,000	573
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	430,000	434
Chaparral Energy, Inc., 8.25%, 9/1/21	615,000	623
Chesapeake Energy Corp., 6.125%, 2/15/21	1,400,000	1,438
Chesapeake Energy Corp., 7.25%, 12/15/18	750,000	829
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 144A	425,000	442
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	570,000	630
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	905,000	977
Comstock Resources, Inc., 7.75%, 4/1/19	615,000	584
Concho Resources, Inc., 7.00%, 1/15/21	615,000	660
Connacher Oil and Gas, Ltd., 8.50%, 8/1/19 144A	1,210,000	1,095
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	815,000	890
Denbury Resources, Inc., 8.25%, 2/15/20	747,000	835
El Paso Corp., 7.25%, 6/1/18	590,000	646
El Paso Corp., 7.75%, 1/15/32	1,095,000	1,265
Energy Partners, Ltd., 8.25%, 2/15/18	370,000	353
Energy Transfer Equity LP, 7.50%, 10/15/20	1,580,000	1,726
EXCO Resources, Inc., 7.50%, 9/15/18	310,000	293
Exterran Holdings, Inc., 7.25%, 12/1/18	735,000	698
Forest Oil Corp., 7.25%, 6/15/19	725,000	739
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	485,000	508
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	940,000	1,006
Key Energy Services, Inc., 6.75%, 3/1/21	875,000	875
Kodiak Oil & Gas Corp., 8.125%, 12/1/19 144A	570,000	591

Bonds (90.8%)	Shares/ $Par	Value $ (000’s)

Energy continued
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19 144A	1,440,000	1,429
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	730,000	759
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	545,000	570
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	615,000	644
Martin Midstream Partners LP/Martin Midstream Finance Corp., 8.875%, 4/1/18	310,000	319
McJunkin Red Man Corp., 9.50%, 12/15/16	775,000	787
Newfield Exploration Co., 7.125%, 5/15/18	975,000	1,041
Oasis Petroleum, Inc., 6.50%, 11/1/21	1,090,000	1,082
Offshore Group Investments, Ltd., 11.50%, 8/1/15	635,000	687
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18 144A	1,695,000	1,661
Oil States International, Inc., 6.50%, 6/1/19	605,000	619
Plains Exploration & Production Co., 6.625%, 5/1/21	850,000	892
Plains Exploration & Production Co., 6.75%, 2/1/22	1,020,000	1,068
Plains Exploration & Production Co., 8.625%, 10/15/19	745,000	819
QEP Resources, Inc., 6.875%, 3/1/21	1,130,000	1,218
Range Resources Corp., 5.75%, 6/1/21	725,000	785
Rosetta Resources, Inc., 9.50%, 4/15/18	615,000	664
SandRidge Energy, Inc., 7.50%, 3/15/21	920,000	913
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	470,000	475
SandRidge Energy, Inc., 9.875%, 5/15/16 144A	910,000	974
SESI LLC, 6.375%, 5/1/19	965,000	982
SESI LLC, 6.875%, 6/1/14	1,145,000	1,151
SESI LLC, 7.125%, 12/15/21 144A	570,000	598
SM Energy Co., 6.50%, 11/15/21 144A	460,000	474

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Energy continued
SM Energy Co., 6.625%, 2/15/19 144A	610,000	634
Swift Energy Co., 8.875%, 1/15/20	900,000	945
Transocean, Inc., 5.05%, 12/15/16	1,365,000	1,394
Transocean, Inc., 6.375%, 12/15/21	420,000	446
Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	925,000	953
Venoco, Inc., 8.875%, 2/15/19	740,000	666
W&T Offshore, Inc., 8.50%, 6/15/19 144A	905,000	937
WPX Energy, Inc., 5.25%, 1/15/17 144A	545,000	548
WPX Energy, Inc., 6.00%, 1/15/22 144A	685,000	701

Total		49,283

Financials (7.8%)
Ally Financial, Inc., 7.50%, 9/15/20	925,000	934
Ally Financial, Inc., 8.00%, 3/15/20	2,070,000	2,122
Ally Financial, Inc., 8.00%, 11/1/31	1,429,000	1,362
American General Finance Corp., 5.40%, 12/1/15	830,000	604
AmSouth Bank, 5.20%, 4/1/15	930,000	865
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	1,853,200	1,853
CIT Group, Inc., 7.00%, 5/2/16 144A	1,440,000	1,438
CIT Group, Inc., 7.00%, 5/2/17 144A	2,270,000	2,267
E*TRADE Financial Corp., 6.75%, 6/1/16	605,000	587
E*TRADE Financial Corp., 7.875%, 12/1/15	1,320,000	1,327
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	410,000	425
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	965,000	1,004
International Automotive Components Group S.L., 9.125%, 6/1/18 144A	300,000	269
International Lease Finance Corp., 5.75%, 5/15/16	660,000	612
International Lease Finance Corp., 6.25%, 5/15/19	660,000	610

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	137

High Yield Bond Portfolio

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
International Lease Finance Corp., 7.125%, 9/1/18 144A	1,325,000	1,371
International Lease Finance Corp., 8.625%, 9/15/15	1,235,000	1,266
International Lease Finance Corp., 8.75%, 3/15/17	2,535,000	2,611
International Lease Finance Corp., 8.875%, 9/1/17	925,000	957
JPMorgan Chase & Co., 7.90%, 4/29/49	1,120,000	1,192
NB Capital Trust IV, 8.25%, 4/15/27	1,240,000	1,141
Regions Financial Corp., 7.75%, 11/10/14	1,795,000	1,804
SLM Corp., 8.00%, 3/25/20	965,000	975
SLM Corp., 8.45%, 6/15/18	970,000	999
Wells Fargo & Co., 7.98%, 12/31/49	560,000	600

Total		29,195

Foods (2.6%)
Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	875,000	888
Constellation Brands, Inc., 7.25%, 9/1/16	635,000	698
Cott Beverages, Inc., 8.125%, 9/1/18	615,000	664
Cott Beverages, Inc., 8.375%, 11/15/17	905,000	976
Dean Foods Co., 7.00%, 6/1/16	820,000	810
Dean Foods Co., 9.75%, 12/15/18	820,000	873
Dole Food Co., Inc., 8.00%, 10/1/16 144A	675,000	704
Dole Food Co., Inc., 13.875%, 3/15/14	399,000	461
JBS Finance II, Ltd., 8.25%, 1/29/18 144A	965,000	876
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	1,450,000	1,352
Pilgrim’s Pride Corp., 7.875%, 12/15/18	885,000	832
Smithfield Foods, Inc., 10.00%, 7/15/14	254,000	295
TreeHouse Foods, Inc., 7.75%, 3/1/18	500,000	541

Total		9,970

Gaming/Leisure/Lodging (3.6%)
AMC Entertainment, Inc., 8.75%, 6/1/19	910,000	942

	Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

	Gaming/Leisure/Lodging continued
	AMC Entertainment, Inc., 9.75%, 12/1/20	980,000	931
	Caesar’s Entertainment Operating Co., Inc., 12.75%, 4/15/18	1,645,000	1,308
	The Geo Group, Inc., 6.625%, 2/15/21	460,000	462
	The Geo Group, Inc., 7.75%, 10/15/17	620,000	659
	Harrah’s Operating Co., 10.00%, 12/15/18	933,000	639
	Harrah’s Operating Co., 11.25%, 6/1/17	1,650,000	1,751
	Host Hotels & Resorts, Inc., 5.875%, 6/15/19 144A	180,000	183
	Host Hotels & Resorts, Inc., 6.00%, 10/1/21 144A	285,000	292
	MGM Resorts International, 7.625%, 1/15/17	685,000	653
	MGM Resorts International, 9.00%, 3/15/20	745,000	825
	MGM Resorts International, 11.125%, 11/15/17	730,000	832
	Penn National Gaming, Inc., 8.75%, 8/15/19	545,000	593
	Pinnacle Entertainment, Inc., 8.625%, 8/1/17	340,000	360
	Regal Entertainment Group, 9.125%, 8/15/18	730,000	783
	Scientific Games International, Inc., 9.25%, 6/15/19	340,000	360
	Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	300,000	312
	Speedway Motorsports, Inc., 6.75%, 2/1/19	430,000	434
	Speedway Motorsports, Inc., 8.75%, 6/1/16	680,000	741
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	500,000	551

	Total		13,611

	Health Care/Pharmaceuticals (8.6%)
	Accellent, Inc., 8.375%, 2/1/17	755,000	740
	Alere, Inc., 8.625%, 10/1/18	925,000	911
	Apria Healthcare Group, Inc., 11.25%, 11/1/14	965,000	996
	Apria Healthcare Group, Inc., 12.375%, 11/1/14	680,000	624
(c)	Biomet, Inc., 10.375%, 10/15/17	1,459,500	1,580

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Capella Healthcare, Inc., 9.25%, 7/1/17	665,000	675
Centene Corp., 5.75%, 6/1/17	880,000	876
CHS/Community Health Systems, Inc., 8.00%, 11/15/19 144A	1,595,000	1,611
CHS/Community Health Systems, Inc., 8.875%, 7/15/15	729,000	753
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	340,000	362
Endo Pharmaceuticals Holdings, Inc., 7.25%, 1/15/22	605,000	643
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	245,000	257
Gentiva Health Services, Inc., 11.50%, 9/1/18	915,000	751
Grifols, Inc., 8.25%, 2/1/18	740,000	777
HCA Holdings, Inc., 7.75%, 5/15/21	1,230,000	1,251
HCA, Inc., 6.50%, 2/15/20	1,400,000	1,452
HCA, Inc., 7.25%, 9/15/20	1,595,000	1,683
HCA, Inc., 7.875%, 2/15/20	680,000	734
HCA, Inc., 8.00%, 10/1/18	730,000	772
HCA, Inc., 8.50%, 4/15/19	680,000	745
HCA, Inc., 9.875%, 2/15/17	87,000	95
Health Management Associates, Inc., 6.125%, 4/15/16	1,110,000	1,149
Health Management Associates, Inc., 7.375%, 1/15/20 144A	570,000	593
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 5/15/19	965,000	842
Kindred Healthcare, Inc., 8.25%, 6/1/19	1,340,000	1,126
Kinetic Concepts, Inc., 10.50%, 11/1/18 144A	610,000	598
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	885,000	877
Mylan, Inc./PA, 6.00%, 11/15/18 144A	925,000	951
Mylan, Inc./PA, 7.625%, 7/15/17 144A	305,000	333
Mylan, Inc./PA, 7.875%, 7/15/20 144A	185,000	204
Patheon, Inc., 8.625%, 4/15/17 144A	645,000	513

The Accompanying Notes are an Integral Part of the Financial Statements.

138	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Service Corp. International, 7.00%, 5/15/19	430,000	452
Service Corp. International, 8.00%, 11/15/21	225,000	251
Tenet Healthcare Corp., 6.25%, 11/1/18 144A	915,000	931
Tenet Healthcare Corp., 8.875%, 7/1/19	930,000	1,044
Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	1,045,000	1,044
Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	700,000	699
Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	820,000	818
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	970,000	963
Vanguard Health Systems, Inc., 0.00%, 2/1/16	17,000	11
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	655,000	669

Total		32,356

Media (10.9%)
Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 144A	245,000	255
Cablevision Systems Corp., 7.75%, 4/15/18	615,000	652
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	1,229,401	1,420
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	1,510,000	1,529
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	1,515,000	1,579
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	825,000	869
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	570,000	601
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	340,000	363
Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	1,670,000	1,770
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	865,000	934

	Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	CSC Holdings LLC, 6.75%, 11/15/21 144A	1,215,000	1,279
	CSC Holdings LLC, 8.625%, 2/15/19	445,000	513
	CSC Holdings, Inc., 7.875%, 2/15/18	1,740,000	1,927
(c)	Dex One Corp., 12.00%, 1/29/17	1,138,054	253
	DISH DBS Corp., 6.75%, 6/1/21	1,210,000	1,304
	DISH DBS Corp., 7.125%, 2/1/16	1,310,000	1,412
	DISH DBS Corp., 7.875%, 9/1/19	2,195,000	2,480
	EH Holding Corp., 6.50%, 6/15/19 144A	965,000	1,006
	EH Holding Corp., 7.625%, 6/15/21 144A	605,000	635
	Gannett Co., Inc., 7.125%, 9/1/18	410,000	404
	Gannett Co., Inc., 9.375%, 11/15/17	505,000	548
	Insight Communications Co., Inc., 9.375%, 7/15/18 144A	800,000	914
	Intelsat Jackson Holdings SA, 7.25%, 4/1/19 144A	1,050,000	1,066
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	770,000	782
	Intelsat Jackson Holdings SA, 7.50%, 4/1/21 144A	2,330,000	2,356
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19	1,020,000	1,081
	Intelsat Jackson Holdings SA, 11.25%, 6/15/16	800,000	840
	Intelsat Luxembourg SA, 11.50%, 2/4/17 144A	1,935,000	1,867
	The McClatchy Co., 11.50%, 2/15/17	625,000	605
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	475,000	504
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	605,000	653
	Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	256,000	293
	QVC, Inc., 7.375%, 10/15/20 144A	410,000	438
	QVC, Inc., 7.50%, 10/1/19 144A	1,530,000	1,641
	R. R. Donnelley & Sons Co., 7.25%, 5/15/18	360,000	349
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/1/17 144A	1,575,000	1,664
	Univision Communications, Inc., 7.875%, 11/1/20 144A	800,000	812

	Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	985,000	970
	UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	340,000	344
	Virgin Media Finance PLC, 8.375%, 10/15/19	675,000	741
	WMG Acquisition Corp., 11.50%, 10/1/18 144A	1,065,000	1,057
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	310,000	326

	Total		41,036

	Other Holdings (0.0%)
(n)	General Motors Co. Escrow, 7.20%, 1/15/12	380,000	9
(n)	General Motors Co. Escrow, 8.375%, 7/15/33	3,515,000	79

	Total		88

	Real Estate (0.2%)
	DuPont Fabros Technology LP, 8.50%, 12/15/17	560,000	599

	Total		599

	Services (0.5%)
(c)	ARAMARK Holdings Corp., 8.625%, 5/1/16 144A	300,000	309
	Mobile Mini, Inc., 7.875%, 12/1/20	615,000	618
	Production Resource Group, Inc., 8.875%, 5/1/19 144A	455,000	416
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	610,000	697

	Total		2,040

	Technology (5.0%)
	Amkor Technology, Inc., 6.625%, 6/1/21	965,000	929
	CommScope, Inc., 8.25%, 1/15/19 144A	615,000	615
	Equinix, Inc., 7.00%, 7/15/21	485,000	512
	Equinix, Inc., 8.125%, 3/1/18	1,245,000	1,357
	First Data Corp., 7.375%, 6/15/19 144A	870,000	818
	First Data Corp., 8.25%, 1/15/21 144A	1,335,000	1,195
	First Data Corp., 9.875%, 9/24/15	1,520,000	1,429
(c)	First Data Corp., 10.55%, 9/24/15	1,214,022	1,158
	Freescale Semiconductor, Inc., 9.25%, 4/15/18 144A	1,140,000	1,218

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	139

High Yield Bond Portfolio

Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	1,105,000	1,205
Iron Mountain, Inc., 7.75%, 10/1/19	805,000	850
MEMC Electronic Materials, Inc., 7.75%, 4/1/19	1,230,000	889
Sanmina-SCI Corp., 7.00%, 5/15/19 144A	305,000	297
Seagate HDD Cayman, 6.875%, 5/1/20	735,000	755
Seagate HDD Cayman, 7.75%, 12/15/18 144A	1,230,000	1,308
SunGard Data Systems, Inc., 7.375%, 11/15/18	1,050,000	1,075
SunGard Data Systems, Inc., 7.625%, 11/15/20	925,000	950
Travelport LLC, 9.875%, 9/1/14	530,000	315
West Corp., 7.875%, 1/15/19	820,000	814
West Corp., 8.625%, 10/1/18	615,000	621
West Corp., 11.00%, 10/15/16	415,000	437

Total		18,747

Telecommunications (8.9%)
Cincinnati Bell, Inc., 8.25%, 10/15/17	660,000	663
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	725,000	460
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	3,035,000	2,906
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/17 144A	725,000	605
Cricket Communications, Inc., 7.75%, 10/15/20	3,295,000	2,883
Cricket Communications, Inc., 10.00%, 7/15/15	920,000	920
Frontier Communications Corp., 8.125%, 10/1/18	610,000	615
Frontier Communications Corp., 8.25%, 4/15/17	1,305,000	1,334
Frontier Communications Corp., 8.50%, 4/15/20	825,000	845
Frontier Communications Corp., 8.75%, 4/15/22	825,000	817
Frontier Communications Corp., 9.00%, 8/15/31	805,000	735
GCI, Inc., 8.625%, 11/15/19	1,130,000	1,199

	Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,135,000	1,058
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	1,050,000	1,064
	NII Capital Corp., 7.625%, 4/1/21	1,705,000	1,692
	NII Capital Corp., 8.875%, 12/15/19	540,000	568
	PAETEC Holding Corp., 8.875%, 6/30/17	450,000	486
	SBA Telecommunications, Inc., 8.00%, 8/15/16	680,000	733
	SBA Telecommunications, Inc., 8.25%, 8/15/19	475,000	517
	Sprint Capital Corp., 6.90%, 5/1/19	1,635,000	1,345
	Sprint Nextel Corp., 6.00%, 12/1/16	1,565,000	1,299
	Sprint Nextel Corp., 8.375%, 8/15/17	2,160,000	1,936
	Sprint Nextel Corp., 9.00%, 11/15/18 144A	1,525,000	1,601
	Sprint Nextel Corp., 11.50%, 11/15/21 144A	1,140,000	1,129
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	920,000	837
	Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	1,160,000	1,038
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	1,049,860	769
	Windstream Corp., 7.00%, 3/15/19	680,000	687
	Windstream Corp., 7.75%, 10/15/20	1,645,000	1,701
	Windstream Corp., 7.875%, 11/1/17	1,075,000	1,164

	Total		33,606

	Transportation (0.5%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	615,000	586
	Florida East Coast Railway Corp., 8.125%, 2/1/17	370,000	365
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	480,000	525
	Teekay Corp., 8.50%, 1/15/20	250,000	241

	Total		1,717

	Utilities (5.3%)
	The AES Corp., 7.375%, 7/1/21 144A	725,000	781
	The AES Corp., 7.75%, 10/15/15	1,495,000	1,626

	Bonds (90.8%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	The AES Corp., 8.00%, 10/15/17	585,000	643
	The AES Corp., 8.00%, 6/1/20	1,170,000	1,287
	Calpine Corp., 7.50%, 2/15/21 144A	925,000	990
	Calpine Corp., 7.875%, 7/31/20 144A	1,300,000	1,401
	Dolphin Subsidiary II, Inc., 6.50%, 10/15/16 144A	1,520,000	1,619
	Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 144A	960,000	1,037
(d)	Dynegy Holdings, Inc., 7.75%, 6/1/19	815,000	534
(d)	Dynegy Holdings, Inc., 8.375%, 5/1/16	885,000	588
	Edison Mission Energy, 7.00%, 5/15/17	1,155,000	751
	Edison Mission Energy, 7.20%, 5/15/19	1,361,000	851
	Edison Mission Energy, 7.75%, 6/15/16	1,435,000	1,047
	Elwood Energy LLC, 8.159%, 7/5/26	1,199,232	1,172
	Energy Future Holdings Corp., 10.00%, 1/15/20	820,000	861
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	690,000	728
	Mirant Americas Generation LLC, 8.50%, 10/1/21	570,000	531
	NRG Energy, Inc., 7.375%, 1/15/17	461,000	478
	NRG Energy, Inc., 7.625%, 1/15/18	615,000	615
	NRG Energy, Inc., 7.625%, 5/15/19 144A	1,210,000	1,186
	NRG Energy, Inc., 8.25%, 9/1/20	230,000	231
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	705,000	723
	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	665,000	236

	Total		19,916

	Total Bonds
	(Cost: $338,337)		341,498

	Short-Term Investments (6.2%)

	Building Products (1.3%)
	Johnson Controls, Inc., 0.33%, 1/6/12	5,000,000	5,000

	Total		5,000

The Accompanying Notes are an Integral Part of the Financial Statements.

140	High Yield Bond Portfolio

High Yield Bond Portfolio

Short-Term Investments (6.2%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (1.4%)
Federal Home Loan Bank, 0.01%, 3/21/12	5,000,000	4,999

Total		4,999

Food Processors (0.3%)
Kellogg Co., 0.19%, 1/5/12	1,250,000	1,250

Total		1,250

Short-Term Investments (6.2%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (1.3%)
General Electric Capital, 0.06%, 2/13/12	5,000,000	5,000

Total		5,000

Oil and Gas (1.3%)
Devon Energy Corp., 0.37%, 1/4/12	5,000,000	5,000

Total		5,000

Short-Term Investments (6.2%)	Shares/ $ Par	Value $ (000’s)

Restaurants (0.6%)
Darden Restaurants, Inc., 0.28%, 1/3/12	2,200,000	2,200

Total		2,200

Total Short-Term Investments
(Cost: $23,449)		23,449

Total Investments (98.3%)
(Cost: $367,541)(a)		369,814

Other Assets, Less
Liabilities (1.7%)		6,475

Net Assets (100.0%)		376,289

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $112,866 representing 30.0% of the net assets.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $368,534 and the net unrealized appreciation of investments based on that cost was $1,280 which is comprised of $16,316 aggregate gross unrealized appreciation and $15,036 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,777	$-	$-
Preferred Stocks	-	3,090	-
Corporate Bonds	-	341,410	88
Short-Term Investments	-	23,449	-
Other Financial Instruments^	-	-	-
Total	$1,777	$367,949	$88

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2011, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	141

Multi-Sector Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with prudent investment management.	Invest primarily in a diversified portfolio of fixed income instruments of varying maturities, and in derivatives designed to replicate such securities.	$235 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company, LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may also invest, without limitation, in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasurys.

With the Federal Reserve’s (the “Fed”) continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasurys.

Following the Fed’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasurys.

Portfolio Results

The Portfolio returned 4.99% for the twelve months ended December 31, 2011. By comparison, the Barclays Capital® Global Credit Hedged USD Index returned 4.87%. The Portfolio’s custom benchmark, comprised of 1/3 Barclays Capital® Global Aggregate Credit component, 1/3 Merrill Lynch Global High Yield BB-B rated constrained and 1/3 J.P. Morgan EMBI Global, all U.S. dollar Hedged Index (the “Equal Weighted Composite Index”), returned 5.92%. (These Indices are unmanaged, cannot be invested in directly and do not include administrative expenses or sales charges.) The Portfolio outperformed the 3.59% average return of the Multisector Bond category according to Morningstar®, Inc., an independent mutual fund ranking agency.

When compared to the Equal Weighted Composite Index, duration positioning over the year was negative for performance as Treasurys sold off in the beginning of the year and then rallied into the end of the year. Additionally, a curve steepening position in the U.S., implemented via interest rate swaps, detracted from returns as the 30-year Treasury yield decreased 144 basis points and the 2-year Treasury yield decreased 36 basis points. An underweight to the high yield sector in the second half of the year added to returns as high yield spreads widened and this sector underperformed emerging market and global investment grade sectors. Additionally, a focus on bonds of financial companies detracted from returns as this sector underperformed the broader corporate market.

During the period, the Portfolio used certain forward currency contracts to manage how the Portfolio was exposed to various foreign currency. In addition, the Portfolio utilized credit default swaps on a basket of credit entities to manage the Portfolio’s corporate bond exposure.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

142	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

PIMCO expects global growth to fall to a real rate of 1.0 to 1.5 percent over the year ahead. Growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets. With regard to Portfolio strategy we plan to maintain an overweight to duration for as long as we view the risk of a disorderly outcome in Europe to be greater than insignificant. We will seek to have a yield curve flattening bias with a concentration in the 7 – 15-year portion of the yield curve. We believe this strategy offers greater opportunities for price appreciation relative to the short maturity portion of the yield curve, where rates and volatility remain suppressed by policies of the Fed.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	Since Inception*
Multi-Sector Bond Portfolio	4.99%	6.90%
Barclays Capital® Global Credit Hedged USD Index	4.87%	5.44%
Equal Weighted Composite of Barclays Capital® Global Aggregate — Credit Component, Hedged USD; Merrill Lynch® Global High Yield BB-B Rated Constrained Index; JP Morgan® EMBI Global	5.92%	6.69%
Morningstar® US Insurance Fund Multisector Bond Average	3.59%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Multi-Sector Bond Portfolio	143

Multi-Sector Bond Portfolio

Top 10 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Net Assets
US Treasury, Various	2.7%
The Royal Bank of Scotland PLC, Various	2.3%
Petroleos Mexicanos, Various	1.9%
Bank of America Corp., Various	1.7%
Ford Motor Credit Co. LLC, Various	1.6%
American International Group, Inc., Various	1.6%
Indonesia Government International Bond, Various	1.6%
Lloyds TSB Bank PLC, Various	1.5%
Mexican Bonos, 6.00%, 6/18/15	1.5%
CIT Group, Inc., Various	1.5%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

144	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2011

	Convertible Corporate Bonds (0.1%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas (0.1%)
	Transocean, Inc., 1.50%, 12/15/37	300,000	294

	Total Convertible Corporate Bonds
	(Cost: $291)		294

	Corporate Bonds (57.4%)

	Aerospace/Defense (0.9%)
	American Airlines Pass Through Trust, Series 2009-1, Class A, 10.375%, 7/2/19	93,862	99
	American Airlines Pass Through Trust, Series 2011-1, Class A, 5.25%, 1/31/21	199,704	186
	American Airlines Pass Through Trust, Series 2011-2, Class A, 8.625%, 10/15/21	400,000	408
	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	278,058	296
	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 1/12/21	100,000	101
	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.75%, 12/17/19	263,174	283
	United Airlines Pass Through Trust, Series 2009-2, Class A, 9.75%, 1/15/17	355,737	384
	Waha Aerospace BV, 3.925%, 7/28/20 144A	270,000	277

	Total		2,034

	Autos/Vehicle Parts (1.7%)
	Ford Motor Credit Co. LLC, 3.875%, 1/15/15	200,000	199
	Ford Motor Credit Co. LLC, 7.00%, 4/15/15	900,000	968
	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	200,000	206
	Ford Motor Credit Co. LLC, 8.00%, 6/1/14	400,000	435
(k)	Ford Motor Credit Co. LLC, 8.70%, 10/1/14	1,800,000	2,010
	Meritor, Inc., 8.125%, 9/15/15	165,000	148

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Autos/Vehicle Parts continued
	Meritor, Inc., 8.75%, 3/1/12	22,000	22
	Oshkosh Corp., 8.50%, 3/1/20	100,000	103

	Total		4,091

	Banking (13.5%)
	Abbey National Treasury Services PLC, 2.002%, 4/25/14	600,000	546
	ABN Amro Bank NV, 2.198%, 1/30/14 144A	600,000	585
	Banco Bradesco SA, 2.561%, 5/16/14 144A	1,000,000	982
	Banco do Brasil SA, 1.952%, 2/15/13	300,000	300
	Banco do Brasil SA, 6.00%, 1/22/20 144A	200,000	218
	Banco Mercantil del Norte SA, 4.375%, 7/19/15 144A	100,000	100
	Banco Santander Brasil SA, 2.659%, 3/18/14 144A	400,000	381
	Banco Santander Brasil SA, 4.25%, 1/14/16 144A	800,000	760
	Banco Votorantim SA, 5.25%, 2/11/16 144A	400,000	402
(k)	Bank of America Corp., 5.65%, 5/1/18	1,500,000	1,429
	Bank of America Corp., 5.75%, 12/1/17	700,000	661
	Bank of America Corp., 6.00%, 9/1/17	120,000	117
	Bank of America Corp., 7.375%, 5/15/14	200,000	207
	Barclays Bank PLC, 10.179%, 6/12/21 144A	560,000	586
(b)	BBVA Bancomer SA, 4.50%, 3/10/16 144A	1,100,000	1,078
(k)	The Bear Stearns LLC, 7.25%, 2/1/18	1,700,000	1,993
	BPCE SA, 2.185%, 2/7/14 144A	300,000	285
(k)	Citigroup Capital XXI, 8.30%, 12/21/57	1,200,000	1,198
	The Export-Import Bank of Korea, 3.75%, 10/20/16	700,000	702
	The Export-Import Bank of Korea, 4.00%, 1/29/21	200,000	193

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
(b)	The Export-Import Bank of Korea, 4.375%, 9/15/21	1,200,000	1,186
	The Export-Import Bank of Korea, 5.125%, 6/29/20	250,000	262
	The Goldman Sachs Group, Inc., 6.75%, 10/1/37	450,000	419
	The Goldman Sachs Group, Inc., 7.50%, 2/15/19	400,000	442
	HBOS PLC, 1.279%, 9/30/16	300,000	221
	HSBC Finance Corp., 0.957%, 6/1/16	200,000	167
	HSBC Holdings PLC, 6.50%, 5/2/36	760,000	768
	ICICI Bank, Ltd., 5.50%, 3/25/15	400,000	400
	ICICI Bank, Ltd., 5.75%, 11/16/20 144A	100,000	92
	ICICI Bank, Ltd., 5.75%, 11/16/20	500,000	460
(k)	Intesa Sanpaolo SpA, 2.906%, 2/24/14 144A	1,600,000	1,409
	JPMorgan Chase & Co., 7.90%, 4/29/49	600,000	639
	Lloyds TSB Bank PLC, 4.375%, 1/12/15 144A	200,000	193
	Lloyds TSB Bank PLC, 4.875%, 1/21/16	1,100,000	1,072
	Lloyds TSB Bank PLC, 5.80%, 1/13/20 144A	900,000	854
	Macquarie Group, Ltd., 6.25%, 1/14/21 144A	300,000	287
(k)	Merrill Lynch & Co., 6.875%, 4/25/18	1,500,000	1,479
	Morgan Stanley, 5.95%, 12/28/17	200,000	191
	Morgan Stanley, 6.00%, 4/28/15	500,000	501
	Rabobank Nederland NV, 11.00%, 6/30/49 144A	200,000	234
(k)	Regions Financial Corp., 0.744%, 6/26/12	1,300,000	1,268
(b)	The Royal Bank of Scotland PLC, 4.875%, 8/25/14 144A	3,300,000	3,229
(k)	The Royal Bank of Scotland PLC, 4.875%, 3/16/15	1,300,000	1,243
	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.125%, 1/14/14	500,000	518

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	145

Multi-Sector Bond Portfolio

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.75%, 5/29/18	100,000	107
	SB Capital SA, 5.40%, 3/24/17	500,000	498
	SB Capital SA, 5.499%, 7/7/15	300,000	303
	State Bank of India/London, 4.50%, 7/27/15 144A	300,000	297
	Turkiye Garanti Bankasi AS, 2.909%, 4/20/16 144A	200,000	180

	Total		31,642

	Basic Materials (2.9%)
	Berry Plastics Corp., 5.153%, 2/15/15	300,000	296
	Berry Plastics Corp., 8.25%, 11/15/15	400,000	426
	Celanese US Holdings LLC, 6.625%, 10/15/18	100,000	106
	CSN Resources SA, 6.50%, 7/21/20 144A	100,000	104
	CSN Resources SA, 6.50%, 7/21/20	200,000	209
	Desarrolladora Homex SAB de CV, 9.50%, 12/11/19 144A	150,000	146
	FMG Resources Property, Ltd., 8.25%, 11/1/19 144A	100,000	102
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	800,000	750
	Huntsman International LLC, 8.625%, 3/15/21	600,000	636
	Lyondell Chemical Co., 8.00%, 11/1/17	283,000	309
	Lyondell Chemical Co., 11.00%, 5/1/18	598,919	654
	Newcrest Finance Pty, Ltd., 4.45%, 11/15/21 144A	400,000	395
	Noble Group, Ltd., 4.875%, 8/5/15 144A	200,000	183
	Noble Group, Ltd., 4.875%, 8/5/15	200,000	183
	Noble Group, Ltd., 6.625%, 8/5/20 144A	300,000	255
	Noble Group, Ltd., 6.75%, 1/29/20 144A	500,000	430
(c)	Noranda Aluminum Acquisition Corp., 4.659%, 5/15/15	600,000	555

Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	300,000	305
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19 144A	200,000	209
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.75%, 10/15/16 144A	600,000	632

Total		6,885

Beverage/Bottling (0.2%)
Pernod Ricard SA, 5.75%, 4/7/21 144A	400,000	451

Total		451

Builders/Building Materials (0.2%)
Agile Property Holdings, Ltd., 8.875%, 4/28/17 144A	150,000	123
Corporacion GEO SAB de CV, 8.875%, 9/25/14	100,000	98
Corporacion GEO SAB de CV, 9.25%, 6/30/20 144A	200,000	195
Urbi Desarrollos Urbanos SAB de CV, 9.50%, 1/21/20 144A	100,000	101

Total		517

Cable/Media/Broadcasting/Satellite (1.4%)
Columbus International, Inc., 11.50%, 11/20/14 144A	300,000	316
CSC Holdings LLC, 7.625%, 7/15/18	100,000	110
CSC Holdings LLC, 8.625%, 2/15/19	200,000	230
CSC Holdings, Inc., 7.875%, 2/15/18	400,000	443
DISH DBS Corp., 7.125%, 2/1/16	325,000	350
EchoStar DBS Corp., 7.75%, 5/31/15	700,000	770
Insight Communications Co., Inc., 9.375%, 7/15/18 144A	100,000	114
Quebecor Media, Inc., 7.75%, 3/15/16	700,000	719
Warner Music Group Corp., 9.50%, 6/15/16	300,000	326

Total		3,378

Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing (0.6%)
CVS Pass-Through Trust, 5.926%, 1/10/34 144A	600,000	614
CVS Pass-Through Trust, 7.507%, 1/10/32 144A	96,395	111
Jarden Corp., 6.125%, 11/15/22	100,000	102
Sally Beauty Holdings, Inc., 6.875%, 11/15/19 144A	100,000	105
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	200,000	219
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	200,000	219

Total		1,370

Electric Utilities (0.6%)
Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19 144A	400,000	452
Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19	200,000	226
Enel Finance International SA, 5.70%, 1/15/13 144A	100,000	100
Entergy Corp., 3.625%, 9/15/15	100,000	102
Israel Electric Corp., Ltd., 7.25%, 1/15/19 144A	200,000	207
Korea Hydro & Nuclear Power Co., Ltd., 3.125%, 9/16/15 144A	100,000	100
Korea Hydro & Nuclear Power Co., Ltd., 6.25%, 6/17/14	100,000	108
NV Energy, Inc., 6.25%, 11/15/20	200,000	207

Total		1,502

Energy (0.7%)
Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	100,000	101
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	100,000	108
Harvest Operations Corp., 6.875%, 10/1/17 144A	100,000	103
Indo Energy Finance BV, 7.00%, 5/7/18 144A	200,000	199

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	100,000	104
	Majapahit Holding BV, 7.25%, 6/28/17	100,000	111
	Majapahit Holding BV, 7.75%, 1/20/20 144A	100,000	116
	Majapahit Holding BV, 7.75%, 1/20/20	100,000	118
	Majapahit Holding BV, 8.00%, 8/7/19	100,000	117
	Petrohawk Energy Corp., 7.25%, 8/15/18	100,000	113
	SandRidge Energy, Inc., 7.50%, 3/15/21	200,000	199
	SandRidge Energy, Inc., 8.75%, 1/15/20	100,000	103
	SandRidge Energy, Inc., 9.875%, 5/15/16 144A	100,000	107

	Total		1,599

	Financials (1.5%)
(k)	CIT Group, Inc., 5.25%, 4/1/14 144A	1,200,000	1,196
(k)	CIT Group, Inc., 7.00%, 5/1/15	2,200,000	2,204
	Usiminas Commercial, Ltd., 7.25%, 1/18/18 144A	100,000	108

	Total		3,508

	Gas Pipelines (0.6%)
	El Paso Corp., 7.875%, 6/15/12	100,000	102
	El Paso Corp., 8.25%, 2/15/16	100,000	110
	El Paso Corp., 12.00%, 12/12/13	800,000	928
	NGPL PipeCo LLC, 7.119%, 12/15/17 144A	200,000	197
(n)	Selectica, 8.75%, 11/15/15	500,000	-

	Total		1,337

	Health Care/Pharmaceuticals (2.7%)
	Baptist Health South Florida Obligated Group, 4.59%, 8/15/21	100,000	108
	Biomet, Inc., 10.00%, 10/15/17	548,000	592
(c)	Biomet, Inc., 10.375%, 10/15/17	300,000	325
	Biomet, Inc., 11.625%, 10/15/17	200,000	217
(k)	Boston Scientific Corp., 6.00%, 1/15/20	1,200,000	1,340
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	949,000	980

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
	DaVita, Inc., 6.375%, 11/1/18	400,000	410
	HCA, Inc., 6.50%, 2/15/20	1,000,000	1,038
	HCA, Inc., 8.00%, 10/1/18	200,000	211
	HCA, Inc., 9.875%, 2/15/17	130,000	142
	Mylan, Inc./PA, 7.625%, 7/15/17 144A	100,000	109
	Mylan, Inc./PA, 7.875%, 7/15/20 144A	300,000	331
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	600,000	599

	Total		6,402

	Independent Finance (5.1%)
	Ally Financial, Inc., 3.649%, 2/11/14	800,000	756
	Ally Financial, Inc., 3.963%, 6/20/14	1,000,000	935
	Ally Financial, Inc., 6.625%, 5/15/12	400,000	403
	Ally Financial, Inc., 6.75%, 12/1/14	400,000	403
	Ally Financial, Inc., 7.50%, 12/31/13	400,000	411
	Ally Financial, Inc., 8.30%, 2/12/15	300,000	317
	American International Group, Inc., 5.05%, 10/1/15	300,000	290
	American International Group, Inc., 5.60%, 10/18/16	200,000	193
(b)	American International Group, Inc., 5.85%, 1/16/18	2,400,000	2,347
	Fibria Overseas Finance, Ltd., 6.75%, 3/3/21 144A	200,000	182
	Fibria Overseas Finance, Ltd., 7.50%, 5/4/20 144A	400,000	391
	Hyundai Capital Services, Inc., 4.375%, 7/27/16 144A	200,000	204
(k)	Ineos Finance PLC, 9.00%, 5/15/15 144A	1,200,000	1,218
	International Lease Finance Corp., 5.40%, 2/15/12	700,000	700
	LBG Capital No. 1 PLC, 8.50%, 12/17/49 144A	660,000	455
	Peru Enhanced Pass-Through Finance, Ltd., 0.00%, 5/31/18 144A	174,825	144

Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

Independent Finance continued
Reliance Holdings USA, Inc., 4.50%, 10/19/20	300,000	273
TNK-BP Finance SA, 7.25%, 2/2/20 144A	400,000	412
TNK-BP Finance SA, 7.50%, 3/13/13 144A	200,000	209
TNK-BP Finance SA, 7.50%, 3/13/13	600,000	626
TNK-BP Finance SA, 7.875%, 3/13/18 144A	100,000	107
TNK-BP Finance SA, 7.875%, 3/13/18	500,000	534
Vnesheconombank Via VEB Finance, Ltd., 6.80%, 11/22/25	100,000	97
Vnesheconombank Via VEB Finance, Ltd., 6.902%, 7/9/20	400,000	410

Total		12,017

Industrial - Other (0.0%)
Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 144A	100,000	97

Total		97

Metals/Mining (3.0%)
Alcoa, Inc., 6.75%, 7/15/18	200,000	221
Alrosa Finance SA, 7.75%, 11/3/20 144A	500,000	497
AngloGold Ashanti Holdings PLC, 5.375%, 4/15/20	100,000	99
ArcelorMittal, 7.00%, 10/15/39	100,000	93
CSN Islands IX Corp., 10.00%, 1/15/15	200,000	237
CSN Islands XI Corp., 6.875%, 9/21/19 144A	700,000	740
Gerdau Holdings, Inc., 7.00%, 1/20/20 144A	200,000	211
Gerdau Holdings, Inc., 7.00%, 1/20/20	600,000	633
Gerdau Trade, Inc., 5.75%, 1/30/21 144A	800,000	794
Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20	200,000	177
Severstal OAO, 6.70%, 10/25/17 144A	700,000	658
Steel Dynamics, Inc., 7.375%, 11/1/12	900,000	937
Steel Dynamics, Inc., 7.625%, 3/15/20	300,000	316
Vale Overseas, Ltd., 4.625%, 9/15/20	400,000	414
Vale Overseas, Ltd., 6.875%, 11/21/36	100,000	114

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	147

Multi-Sector Bond Portfolio

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Metals/Mining continued
	Xstrata Canada Financial Corp., 3.60%, 1/15/17 144A	1,000,000	1,008

	Total		7,149

	Oil and Gas (8.5%)
	AK Transneft OAO, 6.103%, 6/27/12 144A	200,000	204
	AK Transneft OAO, 7.70%, 8/7/13	200,000	216
(k)	AK Transneft OAO, 8.70%, 8/7/18 144A	1,000,000	1,205
	Anadarko Finance Co., 7.50%, 5/1/31	100,000	121
	Anadarko Petroleum Corp., 5.95%, 9/15/16	300,000	340
	Anadarko Petroleum Corp., 6.375%, 9/15/17	300,000	348
	Continental Resources, Inc., 7.125%, 4/1/21	100,000	108
	Ecopetrol SA, 7.625%, 7/23/19	720,000	868
	Gazprom OAO, 5.625%, 7/22/13	41,856	43
	Gazprom OAO, 6.51%, 3/7/22	1,000,000	1,015
	Gazprom OAO, 7.288%, 8/16/37	700,000	723
(k)	Gazprom OAO, 8.625%, 4/28/34	1,000,000	1,172
	Gazprom OAO, 9.25%, 4/23/19	200,000	238
(b)	Indian Oil Corp., Ltd., 4.75%, 1/22/15	1,100,000	1,105
	KazMunayGas National Co., 6.375%, 4/9/21 144A	900,000	913
	KazMunayGas National Co., 7.00%, 5/5/20 144A	300,000	317
	KazMunayGas National Co., 8.375%, 7/2/13	300,000	314
	KazMunayGas National Co., 11.75%, 1/23/15	700,000	822
	Nakilat, Inc., 6.067%, 12/31/33	200,000	213
	Newfield Exploration Co., 6.875%, 2/1/20	300,000	321
	Newfield Exploration Co., 7.125%, 5/15/18	100,000	107
(k)	Pemex Project Funding Master Trust, 5.75%, 3/1/18	1,440,000	1,584
	Petrobras International Finance Co., 5.375%, 1/27/21	200,000	210
	Petrobras International Finance Co., 5.875%, 3/1/18	600,000	657

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	Petrobras International Finance Co., 7.875%, 3/15/19	230,000	275
	Petroleos de Venezuela SA, 4.90%, 10/28/14	100,000	78
	Petroleos de Venezuela SA, 5.00%, 10/28/15	100,000	71
	Petroleos de Venezuela SA, 5.375%, 4/12/27	1,000,000	493
	Petroleos de Venezuela SA, 5.50%, 4/12/37	200,000	96
	Petroleos de Venezuela SA, 8.50%, 11/2/17	100,000	75
(k)	Petroleos Mexicanos, 4.875%, 3/15/15	1,490,000	1,585
(k)	Petroleos Mexicanos, 8.00%, 5/3/19	1,000,000	1,248
	Pride International, Inc., 8.50%, 6/15/19	500,000	619
	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	440,600	473
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.75%, 9/30/19	550,000	651
	Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	952
	Tengizchevroil Finance Co. SARL, 6.124%, 11/15/14	85,818	88

	Total		19,868

	Other Finance (3.8%)
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	904,000	904
	Banque PSA Finance, 2.274%, 4/4/14 144A	1,000,000	926
	Banque PSA Finance, 4.375%, 4/4/16 144A	1,000,000	927
(k)	Braskem Finance, Ltd., 5.75%, 4/15/21 144A	250,000	248
	CEDC Finance Corp. International, Inc., 9.125%, 12/1/16 144A	100,000	71
	Lazard Group LLC, 6.85%, 6/15/17	300,000	315
(k)	Novatek Finance, Ltd., 6.604%, 2/3/21 144A	1,100,000	1,111
	RCI Banque SA, 2.261%, 4/11/14 144A	900,000	858
	RCI Banque SA, 4.60%, 4/12/16 144A	500,000	476
	SLM Corp., 5.00%, 4/15/15	1,000,000	962
(k)	SLM Corp., 6.25%, 1/25/16	2,000,000	1,945

Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

Other Finance continued
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 144A	93,573	95

Total		8,838

Other Services (0.4%)
Ecolab, Inc., 3.00%, 12/8/16	800,000	828

Total		828

Paper and Forest Products (0.4%)
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/19	300,000	355
Georgia-Pacific LLC, 8.00%, 1/15/24	100,000	128
Georgia-Pacific LLC, 8.875%, 5/15/31	300,000	413

Total		896

Property and Casualty Insurance (0.0%)
Hanover Insurance Group, 6.375%, 6/15/21	100,000	108

Total		108

Real Estate Investment Trusts (0.8%)
Longfor Properties Co., Ltd., 9.50%, 4/7/16 144A	200,000	179
SL Green Realty Corp., 5.00%, 8/15/18	1,100,000	1,062
Ventas Realty LP/Ventas Capital Corp., 6.50%, 6/1/16	400,000	412
Ventas Realty LP/Ventas Capital Corp., 6.75%, 4/1/17	150,000	156

Total		1,809

Services (0.2%)
ARAMARK Corp., 3.929%, 2/1/15	250,000	242
Hutchison Whampoa International, Ltd., 5.75%, 9/11/19	200,000	224
Pearson PLC, 5.50%, 5/6/13 144A	100,000	105

Total		571

Technology (0.5%)
Audatex North America, Inc., 6.75%, 6/15/18 144A	100,000	101
Hewlett-Packard Co., 3.30%, 12/9/16	700,000	715
SunGard Data Systems, Inc., 10.625%, 5/15/15	300,000	319

Total		1,135

The Accompanying Notes are an Integral Part of the Financial Statements.

148	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications (3.0%)
(b)	America Movil SAB de CV, 2.375%, 9/8/16	1,100,000	1,097
(k)	Brocade Communications Systems, Inc., 6.875%, 1/15/20	1,300,000	1,385
	Frontier Communications Corp., 7.125%, 3/15/19	125,000	122
	Frontier Communications Corp., 7.875%, 4/15/15	100,000	101
	Intelsat Jackson Holdings SA, 9.50%, 6/15/16	1,000,000	1,045
	Qtel International Finance, Ltd., 4.75%, 2/16/21 144A	200,000	201
	Qwest Corp., 7.25%, 9/15/25	500,000	547
	Qwest Corp., 7.625%, 6/15/15	100,000	111
	Sprint Nextel Corp., 9.00%, 11/15/18 144A	200,000	210
	Telesat Canada/Telesat LLC, 11.00%, 11/1/15	300,000	322
	tw telecom holdings, inc., 8.00%, 3/1/18	600,000	639
	Vimpel Communications, 7.748%, 2/2/21 144A	200,000	171
	Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	300,000	269
	Windstream Corp., 7.875%, 11/1/17	100,000	108
	Windstream Corp., 8.125%, 8/1/13	600,000	642

	Total		6,970

	Tobacco (1.0%)
	Altria Group, Inc., 9.70%, 11/10/18	700,000	942
(k)	Altria Group, Inc., 10.20%, 2/6/39	800,000	1,245
	Reynolds American, Inc., 6.75%, 6/15/17	50,000	57

	Total		2,244

	Transportation (0.3%)
	DP World, Ltd., 6.85%, 7/2/37	200,000	181
(b)	RZD Capital, Ltd., 5.739%, 4/3/17	600,000	603

	Total		784

	Utilities (1.1%)
	The AES Corp., 7.75%, 3/1/14	700,000	756

	Corporate Bonds (57.4%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	The AES Corp., 8.00%, 10/15/17	100,000	110
	The AES Corp., 8.00%, 6/1/20	300,000	330
	Calpine Corp., 7.25%, 10/15/17 144A	200,000	210
	NRG Energy, Inc., 7.375%, 1/15/17	1,030,000	1,069

	Total		2,475

	Yankee Sovereign (1.8%)
(k)	Colombia Government International Bond, 8.125%, 5/21/24	1,200,000	1,668
	Indonesia Government International Bond, 6.75%, 3/10/14	500,000	541
	Indonesia Government International Bond, 6.875%, 1/17/18	100,000	118
	Peruvian Government International Bond, 7.35%, 7/21/25	800,000	1,060
	Qatar Government International Bond, 5.25%, 1/20/20 144A	200,000	219
	Russian Government International Bond, 7.50%, 3/31/30	315,630	367
	Venezuela Government International Bond, 7.75%, 10/13/19	100,000	71
	Venezuela Government International Bond, 8.25%, 10/13/24	200,000	131

	Total		4,175

	Total Corporate Bonds
	(Cost: $132,992)		134,680

	Foreign Bonds (13.7%)	Shares/ Par	Value $ (000’s)

	Autos / Vehicle Parts (0.5%)
	Fiat Finance & Trade SA, 6.625%, 2/15/13	300,000	386
	Fiat Finance & Trade SA, 7.625%, 9/15/14	500,000	634
	Fiat Finance & Trade SA, 9.00%, 7/30/12	100,000	132

	Total		1,152

	Banking (1.3%)
	Banco do Brasil SA, 4.50%, 1/20/16 144A	500,000	638
(k)	Morgan Stanley, 1.807%, 3/1/13	1,300,000	1,596
	The Royal Bank of Scotland PLC, 2.001%, 3/30/15	1,100,000	810

	Total		3,044

	Foreign Bonds (13.7%)	Shares/ Par	Value $ (000’s)

	Basic Materials (0.6%)
	Grohe Holding GmbH, 5.426%, 9/15/17	100,000	114
	Grohe Holdings GmbH, 4.447%, 1/15/14	157,000	189
	Kinove German Bondco GmbH, 10.00%, 6/15/18	400,000	461
	Rhodia SA, 7.00%, 5/15/18	100,000	140
	Smurfit Kappa Acquisitions, 7.75%, 11/15/19	300,000	400

	Total		1,304

	Beverage/Bottling (0.3%)
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17	300,000	381
	OI European Group BV, 6.75%, 9/15/20	200,000	256

	Total		637

	Cable/Media/Broadcasting/Satellite (0.9%)
(k)	UPC Holding BV, 8.375%, 8/15/20	1,300,000	1,586
	Ziggo Bond Co. BV, 8.00%, 5/15/18	500,000	654

	Total		2,240

	Energy (0.1%)
	NXP BV/NXP Funding LLC, 4.322%, 10/15/13	37,305	47
	Tokyo Electric Power Co., 4.50%, 3/24/14	100,000	113

	Total		160

	Finance Lessors (0.1%)
	The Great Rolling Stock Co., 6.875%, 7/27/35	100,000	177

	Total		177

	Governments (7.0%)
	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 9/15/17 144A	300,000	381
	Banque Centrale de Tunisie, 6.25%, 2/20/13	300,000	394
	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/13	101,000	54
	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/14	85,000	45

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	149

Multi-Sector Bond Portfolio

	Foreign Bonds (13.7%)	Shares/ Par	Value $ (000’s)

	Governments continued
(k)	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/17	2,877,000	1,482
	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/21	604,000	302
(k)	Canada Housing Trust No. 1, 3.80%, 6/15/21	1,800,000	1,977
(b)	Indonesia Treasury Bond, 10.00%, 2/15/28	21,000,000,000	2,974
(b)	Mexican Bonos, 6.00%, 6/18/15	47,000,000	3,449
	Province of Ontario Canada, 4.00%, 6/2/21	100,000	107
	Province of Ontario Canada, 4.20%, 3/8/18	300,000	330
	Province of Ontario Canada, 4.20%, 6/2/20	300,000	327
(k)	Province of Quebec Canada, 4.50%, 12/1/18	1,700,000	1,897
	Province of Quebec Canada, 4.50%, 12/1/19	300,000	334
(k)	United Kingdom Gilt Bond, 3.75%, 9/7/21	1,300,000	2,335

	Total		16,388

	Independent Finance (0.7%)
	Conti-Gummi Finance BV, 8.50%, 7/15/15	400,000	558
	LBG Capital No. 1 PLC, 7.869%, 8/25/20	100,000	114
	LBG Capital No. 1 PLC, 11.04%, 3/19/20	500,000	672
	Mondi Finance PLC, 5.75%, 4/3/17	100,000	132
	Telenet Finance III Luxembourg SCA, 6.625%, 2/15/21 144A	100,000	125

	Total		1,601

	Other Finance (1.0%)
	ING Groep NV, 5.14%, 3/17/49	600,000	662
	IPIC GMTN, Ltd., 4.875%, 5/14/16	700,000	935
	New South Wales Treasury Corp., 2.75%, 11/20/25	300,000	364
	UPCB Finance II, Ltd., 6.375%, 7/1/20	400,000	476

	Total		2,437

	Foreign Bonds (13.7%)	Shares/ Par	Value $ (000’s)

	Property and Casualty Insurance (0.0%)
	American International Group, Inc., 8.625%, 5/22/38	100,000	124

	Total		124

	Retail Food and Drug (0.0%)
	Spirit Issuer PLC, 6.582%, 12/28/18	100,000	120

	Total		120

	Services (0.2%)
	Franz Haniel & Cie GmbH, 6.75%, 10/23/14	400,000	546

	Total		546

	Structured Products (0.4%)
	EMF-NL BV, 2.372%, 4/17/41	300,000	311
	Eurosail-NL BV, 2.322%, 10/17/40	239,512	270
	Real Estate Capital No. 5 PLC, 1.215%, 7/25/16	192,124	277

	Total		858

	Telecommunications (0.6%)
	Virgin Media Secured Finance PLC, 7.00%, 1/15/18	400,000	659
	Wind Acquisition Finance SA, 7.375%, 2/15/18	600,000	656

	Total		1,315

	Total Foreign Bonds
	(Cost: $33,987)		32,103

	U.S. Governments (2.7%)	Shares/ $ Par	Value $ (000’s)

	U.S. Governments (2.7%)
(k)	US Treasury, 2.00%, 11/15/21	300,000	303
(k)	US Treasury, 2.125%, 8/15/21	2,100,000	2,154
(k)	US Treasury, 3.125%, 11/15/41	1,400,000	1,467
(b)	US Treasury, 3.75%, 8/15/41	2,100,000	2,470

	Total U.S. Governments
	(Cost: $6,178)		6,394

Municipal Bonds (4.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds (4.4%)
Alameda County California Association of Joint Powers Authorities, Series 2010-A, 7.046%, 12/1/44 RB	100,000	119
American Municipal Power, Inc., Series 2010-B, 7.834%, 2/15/41 RB	100,000	138
Bay Area Toll Authority, Series 2010-S1, 6.918%, 4/1/40 RB	200,000	256
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/30 RB	100,000	74
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/47 RB	700,000	502
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 6.50%, 6/1/47 RB	300,000	236
California State, Series 2010, 7.30%, 10/1/39 GO	200,000	236
California State, Series 2010, 7.70%, 11/1/30 GO	200,000	227
California State, , 7.95%, 3/1/36 GO	100,000	113
The California State University, Series 2010-B, 6.484%, 11/1/41 RB	300,000	340
Chicago Illinois Water Revenue, Series 2010-B, 6.742%, 11/1/40 RB	100,000	126
City of Riverside, Series 2010-A, 7.605%, 10/1/40 RB	200,000	267
Clovis Unified School District of California, Series 2001-B, 0.00%, 8/1/20 GO, NATL-RE, FGIC	100,000	72
Golden State Tobacco Securitization Corp., Series 2007-A2, 0.00%, 6/1/37 RB	100,000	64
Golden State Tobacco Securitization Corp., Series 2007-A1, 5.75%, 6/1/47 RB	100,000	72

The Accompanying Notes are an Integral Part of the Financial Statements.

150	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Municipal Bonds (4.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	362
Irvine Ranch California Water District, Series 2010-B, 6.622%, 5/1/40 GO	100,000	134
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.488%, 8/1/33 RB	100,000	124
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.618%, 8/1/40 RB	200,000	247
Metropolitan Government of Nashville & Davidson County Tennessee, Series 2010-B, 6.568%, 7/1/37 RB	100,000	125
New Jersey Turnpike Authority, Series 2010-A, 7.102%, 1/1/41 RB	200,000	274
New York City Municipal Water Finance Authority, Series 2011-CC, 5.882%, 6/15/44 RB	100,000	123
New York City Municipal Water Finance Authority, Series 2010-EE, 6.011%, 6/15/42 RB	300,000	378
New York City Transitional Finance Authority, Series 2011-A1, 5.508%, 8/1/37 RB	300,000	349
New York Metropolitan Transportation Authority, Series 2010-A2, 6.089%, 11/15/40 RB	500,000	601
New York State Urban Development Corp., Series 2009-E, 5.77%, 3/15/39 RB	100,000	118
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	200,000	241
North Texas Tollway Authority, Series 2010-B2, 8.91%, 2/1/30 RB	100,000	113

	Municipal Bonds (4.4%)	Shares/ $ Par	Value $ (000’s)

	Municipal Bonds continued
	Northern Tobacco Securitization Corp., Series 2006-A, 5.00%, 6/1/46 RB	200,000	138
	Orange County California Local Transportation Authority, Series 2010-A, 6.908%, 2/15/41 RB	200,000	264
	Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB,	200,000	206
(k)	Port Authority New York & New Jersey, Series 2010, 5.647%, 11/1/40 RB,	1,100,000	1,248
	San Diego County Regional Airport Authority, Series 2010-C, 6.628%, 7/1/40 RB	100,000	107
	San Diego Redevelopment Agency, Series 2010-A, 7.625%, 9/1/30 TRAN	100,000	104
	Tennessee State School Bond Authority, Series 2010, 4.848%, 9/15/27 GO	100,000	108
	Tobacco Securitization Authority of Southern California, Series 2006-A, 5.00%, 6/1/37 RB	100,000	71
	Tobacco Settlement Finance Authority of West Virginia, Series 2007-A, 7.467%, 6/1/47 RB	1,280,000	923
	Triborough Bridge & Tunnel Authority, Series 2010-A2, 5.55%, 11/15/40 RB,	800,000	886
	University of California Regents Medical Center, Series 2010-H, 6.398%, 5/15/31 RB	100,000	116
	University of California Regents Medical Center, Series 2010-H, 6.548%, 5/15/48 RB	100,000	119

	Total Municipal Bonds
	(Cost: $9,246)		10,321

Structured Products (5.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products (5.2%)
Aircraft Certificate Owner Trust, Series 2003-1A, Class D, 6.455%, 9/20/22 144A	32,614	32
Aircraft Certificate Owner Trust, Series 2003-1A, Class E, 7.001%, 9/20/22 144A	400,000	367
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.301%, 9/25/45	15,213	11
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.622%, 6/10/49	100,000	107
Banc of America Funding Corp., Series 2007-D, Class 1A4, 0.515%, 6/20/47	300,000	204
Banc of America Funding Corp., Series 2007-6, Class A1, 0.584%, 7/25/37	238,233	146
Banc of America Funding Corp., Series 2005-H, Class 5A1, 5.249%, 11/20/35	476,729	322
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.723%, 2/10/51	100,000	109
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A1, 2.706%, 10/25/35	19,826	20
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A, 4.76%, 7/25/34	59,128	55
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 5.131%, 5/25/47	61,620	37

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	151

Multi-Sector Bond Portfolio

Structured Products (5.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1, 5.017%, 11/25/36	594,162	314
Bear Stearns Asset Backed Securities, Series 2006-HE10, Class 1A2, 0.494%, 12/25/36	100,000	55
Bear Stearns Asset Backed Securities I Trust, Series 2004-B01, Class 1A3, 0.844%, 10/25/34	597,655	573
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.662%, 6/11/40	234,593	240
CHL Mortgage Pass-Through Trust, Series 2006-9, Class A1, 6.00%, 5/25/36	650,699	517
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL1, Class A2C, 0.504%, 12/25/36	100,000	31
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA, 5.611%, 9/25/37	59,645	34
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 2A3A, 5.912%, 9/25/37	263,092	156
Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 0.48%, 12/20/46	96,264	44
Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 0.495%, 7/20/46	41,664	14
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.587%, 11/20/35	21,839	11
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1, 1.208%, 12/25/35	19,822	11
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.50%, 1/25/36	954,482	558

Structured Products (5.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.75%, 1/25/35	85,137	80
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1, 6.50%, 8/25/32	88,543	88
Countrywide Asset-Backed Certificates, Series 2005-17, Class 4A2A, 0.554%, 5/25/36	119,239	102
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3, 0.584%, 7/25/36	100,000	33
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6, 4.74%, 10/25/35	242,352	218
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5, 5.884%, 7/25/36	100,000	40
Federal National Mortgage Association, Series 2003-W6, Class F, 0.644%, 9/25/42	61,205	60
First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.00%, 10/25/20	75,564	74
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.75%, 5/25/37	1,300,000	1,040
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 2.722%, 9/25/35	54,492	49
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 2.765%, 1/25/36	11,743	8
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.00%, 2/25/36	505,409	430
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.534%, 7/25/35	6,234	4

Structured Products (5.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 5A1, 2.566%, 10/25/34	91,316	75
JPMorgan Mortgage Trust, Series 2007-A1, Class 6A1, 4.194%, 7/25/35	99,843	86
JPMorgan Mortgage Trust, Series 2007-A4, Class 3A1, 5.687%, 6/25/37	326,149	267
JPMorgan Reremic, Series 2009-10, Class 4A1, 0.794%, 3/26/37 144A	578,169	513
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1, 5.136%, 12/25/35	1,287,798	1,076
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A3B, 5.479%, 2/12/39	100,000	102
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1, 1.644%, 2/25/33	100,579	78
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 5.023%, 7/25/35	1,087,287	907
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 2.986%, 3/25/35	611,695	385
SLM Student Loan Trust, Series 2011-B, Class A3, 2.528%, 6/16/42 144A	100,000	93
SLM Student Loan Trust, Series 2010-A, Class 1A, 3.20%, 5/16/44 144A	79,797	81
Thornburg Mortgage Securities Trust, Series 2007-2, Class A2A, 0.424%, 6/25/37	210,737	209

The Accompanying Notes are an Integral Part of the Financial Statements.

152	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (5.2%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.358%, 6/15/20 144A	123,630	111
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1, 0.368%, 9/15/21 144A	314,761	299
WaMu Mortgage Pass-Through Certificates, Series 2007-0A1, Class A1A, 0.908%, 2/25/47	42,787	21
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1, 2.552%, 3/25/36	830,068	569
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1, 2.61%, 2/25/37	44,341	29
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 2.729%, 7/25/36	803,131	532
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6, 2.73%, 7/25/36	13,161	9
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 2.739%, 4/25/36	396,635	284
Wells Fargo Mortgage Backed Securities Trust, Series 2005-14, Class 1A9, 5.50%, 12/25/35	84,785	84
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 6.042%, 11/25/37	412,019	299

Total Structured Products
(Cost: $13,908)		12,303

	Purchased Options (0.0%)	Shares/ $ Par	Value $ (000’s)

	Purchased Options (0.0%)
*	Call - Chicago Board of Trade 90 Day Euro $ Commodity Futures, Strike Price 99.37, 3/2012	15	3

	Total Purchased Options
	(Cost: $7)		3

	Short-Term Investments (9.5%)

	Government (9.5%)
(b)	US Treasury Bill, 0.015%, 1/19/12	113,000	113
(b)	US Treasury Bill, 0.017%, 3/15/12	770,000	770
(b)	US Treasury Bill, 0.023%, 3/1/12	257,000	257
(b)	US Treasury Bill, 0.027%, 2/23/12	60,000	60
(b)	US Treasury Bill, 0.03%, 3/22/12	2,800,000	2,800
(b)	US Treasury Bill, 0.03%, 6/21/12	2,200,000	2,200
(b)	US Treasury Bill, 0.035%, 3/29/12	7,800,000	7,799
(b)	US Treasury Bill, 0.04%, 6/14/12	1,700,000	1,699
(b)	US Treasury Bill, 0.05%, 6/28/12	4,000,000	3,999
(b)	US Treasury Bill, 0.06%, 4/19/12	2,400,000	2,400
(b)	US Treasury Bill, 0.22%, 4/5/12	200,000	200

	Total Short-Term Investments
	(Cost: $22,297)		22,297

	Total Investments (93.0%)
	(Cost: $218,593)(a)		218,395

	Other Assets, Less Liabilities (7.0%)		16,477

	Net Assets (100.0%)		234,872

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $42,302 representing 18.0% of the net assets.

GO — General Obligation

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	153

Multi-Sector Bond Portfolio

RB — Revenue Bond

TRAN — Tax Allocation Bond

FGIC — Financial Guaranty Insurance Co.

NATL-RE — National Public Finance Guarantee Corp.

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $219,505 and the net unrealized depreciation of investments based on that cost was $1,110 which is comprised of $6,454 aggregate gross unrealized appreciation and $7,564 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Futures (Long) (Total Notional Value at December 31, 2011, $18,101)	74	3/14	$227
90 Day Euro $ Commodity Futures (Long) (Total Notional Value at December 31, 2011, $18,055)	74	6/14	248
Euro Bund Future (Long) (Total Notional Value at December 31, 2011, $540)	3	3/12	20
Euro-Bobl Future Medium-Term (Long) (Total Notional Value at December 31, 2011, $3,960)	24	3/12	69
Long Gilt Future (Long) (Total Notional Value at December 31, 2011, $4,201)	24	3/12	132
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2011, $8,130)	56	3/12	(20)
US Ten Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2011, $21,183)	163	3/12	190
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2011, $3,342)	21	3/12	22

(c)	PIK — Payment In Kind

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Barclays Bank PLC	AUD	2,215	2/12	$-	$(61)	$(61)
Sell	Westpac Banking	AUD	414	2/12	-	(14)	(14)
Sell	UBS AG	BRL	4,363	3/12	102	-	102
Buy	JP Morgan Chase Bank, N.A.	CAD	1,903	2/12	17	-	17
Sell	Barclays Bank PLC	CAD	6,060	2/12	-	(24)	(24)
Sell	Royal Bank Of Canada	CAD	1,769	2/12	1	-	1
Buy	BNP Paribas S.A.	CNY	6,245	2/12	21	-	21
Buy	HSBC Bank USA	CNY	3,110	2/12	4	-	4
Buy	JP Morgan Chase Bank, N.A.	CNY	48,441	2/12	190	-	190
Buy	Goldman Sachs International	CNY	4,784	6/12	8	-	8
Buy	HSBC Bank USA	CNY	10,072	6/12	-	(3)	(3)
Buy	JP Morgan Chase Bank, N.A.	CNY	6,388	6/12	15	-	15
Buy	Royal Bank of Scotland PLC	CNY	1,900	6/12	1	-	1
Buy	Citibank, N.A.	CNY	4,361	2/13	-	(18)	(18)
Buy	Goldman Sachs International	CNY	7,472	2/13	-	(31)	(31)
Sell	Barclays Bank PLC	CNY	4,625	2/12	-	(13)	(13)
Sell	HSBC Bank USA	CNY	16,828	2/12	-	(66)	(66)
Buy	Citibank, N.A.	EUR	176	2/12	-	(9)	(9)
Buy	JP Morgan Chase Bank, N.A.	EUR	3,594	2/12	-	(149)	(149)
Buy	Royal Bank Of Canada	EUR	969	2/12	-	(62)	(62)
Sell	JP Morgan Chase Bank, N.A.	EUR	532	1/12	35	-	35
Sell	Barclays Bank PLC	EUR	10,349	2/12	692	-	692
Sell	Citibank, N.A.	EUR	580	2/12	49	-	49
Sell	JP Morgan Chase Bank, N.A.	EUR	2,711	2/12	143	-	143
Sell	Royal Bank Of Canada	EUR	1,848	2/12	78	-	78
Sell	UBS AG	EUR	5,294	2/12	294	-	294
Sell	JP Morgan Chase Bank, N.A.	GBP	3,366	3/12	55	-	55
Sell	JP Morgan Chase Bank, N.A.	IDR	8,083,175	1/12	-	(7)	(7)
Sell	UBS AG	IDR	21,552,000	1/12	39	-	39
Buy	JP Morgan Chase Bank, N.A.	INR	88,222	7/12	-	(290)	(290)
Sell	JP Morgan Chase Bank, N.A.	INR	85,450	7/12	115	-	115

The Accompanying Notes are an Integral Part of the Financial Statements.

154	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Citibank, N.A.	JPY	5,189	1/12	$-		$-	(m)	$-	(m)
Sell	Citibank, N.A.	KRW	4,609	2/12	-	(m)	-		-	(m)
Buy	Barclays Bank PLC	MXN	301	3/12	-	(m)	-	(m)	-	(m)
Buy	HSBC Bank USA	MXN	15,038	3/12	-	(m)	(21)		(21)
Sell	HSBC Bank USA	MXN	49,208	3/12	122		-		122
Sell	Citibank, N.A.	PHP	1,148	3/12	-	(m)	-		-	(m)
Sell	Barclays Bank PLC	SGD	18	2/12	-	(m)	-		-	(m)
Sell	Citibank, N.A.	SGD	8	2/12	-	(m)	-		-	(m)
Sell	HSBC Bank USA	ZAR	99	1/12	-	(m)	-		-	(m)

					$1,981		$(768)		$1,213

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CNY — China Yuan Renminbi

EUR — Euro

GBP — British Pound

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican New Peso

PHP — Philippines Peso

SGD — Singapore Dollar

ZAR — South African Rand

(i)	Written options outstanding on December 31, 2011.

Options on exchange traded futures contracts

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - CBOT 90 Day Euro $ Commodity	$99.500	3/12	15	$(1)

(Premiums Received $5)				$(1)

CBOT — Chicago Board of Trade

Options on over-the-counter swaps

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Value (000’s)
Put - OTC 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.75%	6/12	3,700	$- (m)
Put - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.25%	9/12	1,800	(1)

(Premiums Received $49)							$(1)

OTC — Over-the-counter

(j)	Swap agreements outstanding on December 31, 2011.

Interest Rate Swaps

Floating Rate Index	Counterparty	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Currency	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
28 Day Mexico Interbank TIIE Banxico	Barclays Bank PLC	Pay	5.80%	6/16	MXN	1	5,900	$-	(m)
28 Day Mexico Interbank TIIE Banxico	HSBC Bank	Pay	5.80%	6/16	MXN	-	5,800	1
28 Day Mexico Interbank TIIE Banxico	Barclays Bank PLC	Pay	5.60%	9/16	MXN	15	72,000	(56)
3-Month USD LIBOR	Goldman Sachs Bank USA	Pay	2.25%	12/16	USD	100	2,200	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	155

Multi-Sector Bond Portfolio

Floating Rate Index	Counterparty	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Currency	Upfront Premium Paid/ (Received) (000’s)		Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
3-Month USD LIBOR	Royal Bank of Scotland PLC	Receive	3.00%	10/21	USD	(9)		1,800	(163)
Brazil Cetip Interbank Deposit	Barclays Bank PLC	Pay	0.00%	1/13	BRL	-		500	$6
Brazil Cetip Interbank Deposit	BNP Paribas S.A.	Pay	0.00%	1/13	BRL	-	(m)	5,400	64
Brazil Cetip Interbank Deposit	BNP Paribas S.A.	Pay	0.00%	1/13	BRL	-	(m)	6,600	5
Brazil Cetip Interbank Deposit	BNP Paribas S.A.	Pay	0.00%	1/13	BRL	-		700	11
Brazil Cetip Interbank Deposit	Morgan Stanley Capital Services LLC	Pay	0.00%	1/13	BRL	7		10,300	122
Brazil Cetip Interbank Deposit	UBS AG	Pay	0.00%	1/13	BRL	16		12,100	143
Brazil Cetip Interbank Deposit	BNP Paribas S.A.	Pay	0.00%	1/14	BRL	-	(m)	4,800	8
Brazil Cetip Interbank Deposit	BNP Paribas S.A.	Pay	0.00%	1/14	BRL	6		5,400	88
Brazil Cetip Interbank Deposit	HSBC Bank USA	Pay	0.00%	1/14	BRL	1		200	4
Brazil Cetip Interbank Deposit	JP Morgan Chase Bank, N.A.	Pay	0.00%	1/14	BRL	2		4,000	8
Brazil Cetip Interbank Deposit	UBS AG Stamford	Pay	0.00%	1/14	BRL	2		3,400	53
Brazil Cetip Interbank Deposit	UBS AG Stamford	Pay	0.00%	1/14	BRL	1		4,000	5

									$311

Credit Default Swaps on Corporate or Sovereign Issues

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Alcoa, Inc., 5.72%, 2/23/19	BNP Paribas S.A.	Sell	1.00%	6/21	USD	4.073%	(27)	300	$(36)
Alcoa, Inc., 5.72%, 2/23/19	Goldman Sachs International	Sell	1.00%	6/18	USD	3.873%	(30)	500	(47)
American International Group, Inc., 6.25%, 5/1/36	UBS AG	Sell	5.00%	9/12	USD	2.473%	(9)	300	15
American International Group, Inc., 6.25%, 5/1/36	UBS AG	Sell	5.00%	9/14	USD	4.034%	(8)	100	11
Arcelormittal, 6.125%, 6/1/18	Barclays Bank PLC	Sell	1.00%	6/16	EUR	5.178%	(24)	350	(46)
BMW Finance NV, 5.00%, 8/6/18	Goldman Sachs International	Sell	1.00%	9/16	EUR	1.460%	4	300	(12)
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	5.00%	6/15	USD	0.866%	2	100	12
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	5.00%	6/15	USD	0.866%	1	100	13
BP Capital Markets America, Inc., 4.20%, 6/15/18	JP Morgan Chase Bank, N.A.	Sell	5.00%	6/15	USD	0.866%	2	100	12
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	5.00%	9/15	USD	0.902%	1	100	14
BP Capital Markets America, Inc., 4.20%, 6/15/18	Goldman Sachs International	Sell	1.00%	6/15	USD	0.866%	1	500	1

The Accompanying Notes are an Integral Part of the Financial Statements.

156	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Brazilian Government International Bond, 12.25%, 3/6/30	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/12	USD	0.764%	2	700	- (m)
Brazilian Government International Bond, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	12/15	USD	1.388%	- (m)	1,200	$(17)
Caterpillar, Inc., 5.70%, 8/15/16	Citibank N.A.	Sell	1.00%	12/16	USD	1.420%	(9)	400	1
Conti-Gummi Finance BV, 8.50%, 7/15/15	Barclays Bank PLC	Sell	5.00%	12/13	EUR	3.284%	11	400	6
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	9/16	USD	1.525%	(17)	600	3
Federal Republic of Brazil, 12.25%, 3/6/30	Barclays Bank PLC	Sell	1.00%	9/21	USD	1.866%	(50)	1,200	(35)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	9/21	USD	1.866%	(17)	400	(12)
Federal Republic of Brazil, 12.25%, 3/6/30	Citibank N.A.	Sell	1.00%	9/21	USD	1.866%	(12)	300	(9)
Intesa Sanpaolo SPA, 4.75%, 6/15/17	Barclays Bank PLC	Buy	(3.00%)	3/14	USD	5.033%	35	1,000	6
NRG Energy, Inc., 7.375%, 2/1/16	Barclays Bank PLC	Sell	5.00%	6/16	USD	5.770%	33	1,100	(63)
NRG Energy, Inc., 7.375%, 2/1/16	Citibank N.A.	Sell	5.00%	6/16	USD	5.770%	8	200	(13)
Petrobras International Finance Co., 8.375%, 12/10/18	JP Morgan Chase Bank, N.A.	Sell	1.00%	12/12	USD	1.052%	(1)	5,600	- (m)
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services, Inc.	Sell	1.00%	12/12	USD	1.052%	(4)	1,600	4
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services, Inc.	Sell	1.00%	9/15	USD	1.723%	(5)	200	- (m)
Philippine Government International Bond, 10.625%, 3/16/25	Morgan Stanley Capital Services, Inc.	Sell	2.44%	9/17	USD	1.984%	- (m)	100	2
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	9/15	USD	1.203%	1	100	(1)
Republic of China, 4.75%, 10/29/13	BNP Paribas S.A.	Sell	1.00%	9/15	USD	1.203%	1	100	(1)
Republic of China, 4.75%, 10/29/13	Royal Bank of Scotland PLC	Sell	1.00%	9/15	USD	1.203%	1	200	(3)
Republic of China, 4.75%, 10/29/13	Barclays Bank PLC	Sell	1.00%	9/15	USD	1.203%	1	200	(3)
Republic of China, 4.75%, 10/29/13	HSBC Bank USA	Sell	1.00%	9/15	USD	1.203%	1	100	(1)
Republic of China, 4.75%, 10/29/13	Morgan Stanley Capital Services, Inc.	Sell	1.00%	9/15	USD	1.203%	1	200	(3)
Republic of China, 4.75%, 10/29/13	Royal Bank of Scotland PLC	Sell	1.00%	9/15	USD	1.203%	1	100	(1)
Republic of China, 4.75%, 10/29/13	Morgan Stanley Capital Services, Inc.	Sell	1.00%	9/16	USD	1.403%	1	200	(4)
Republic of China, 4.75%, 10/29/13	Citibank N.A.	Sell	1.00%	12/16	USD	1.450%	(14)	300	8
Russian Federation, 7.50%, 3/31/30	Barclays Bank PLC	Sell	1.00%	12/12	USD	1.564%	(9)	800	5
TNK-BP Finance SA, 7.50%, 7/18/16	HSBC Bank USA	Sell	1.00%	12/12	USD	2.602%	(10)	700	(1)
Tokyo Electric Power, Co., 0.675%, 5/30/13	Citibank N.A.	Sell	1.00%	9/12	JPY	9.004%	(11)	11,800	2

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	157

Multi-Sector Bond Portfolio

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
United Mexican States, 7.50%, 4/8/33	Citibank N.A.	Sell	1.00%	9/16	USD	1.454%	(14)	500	4

									$(189)

Credit Default Swaps on Credit Indices

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
CDX Emerging Markets Index, Series 13	Barclays Bank PLC	Sell	5.00%	6/15	USD	2.808%	131	1,400	$(29)
CDX Emerging Markets Index, Series 13	HSBC Bank USA	Sell	5.00%	6/15	USD	2.808%	89	1,200	(2)
CDX Emerging Markets Index, Series 13	Morgan Stanley Capital Services, Inc.	Sell	5.00%	6/15	USD	2.808%	28	300	(7)
CDX Emerging Markets Index, Series 14	Barclays Bank PLC	Sell	5.00%	12/15	USD	2.865%	20	200	(4)
CDX Emerging Markets Index, Series 14	HSBC Bank USA	Sell	5.00%	12/15	USD	2.865%	20	200	(4)
CDX Emerging Markets Index, Series 14	Morgan Stanley Capital Services, Inc.	Sell	5.00%	12/15	USD	2.865%	21	200	(5)
Dow Jones CDX NA Emerging Markets Index, Series 16	Barclays Bank PLC	Sell	5.00%	12/16	USD	3.073%	172	2,000	3
Dow Jones CDX NA High Yield Index, Series 9	Morgan Stanley Capital Services, Inc.	Sell	3.75%	12/12	USD	5.200%	(40)	4,200	(12)

									$(60)

Centrally Cleared Credit Default Swaps on Credit Indices

Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)		Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
CDX North America Investment Grade Index, Series 17	Sell	1.00%	12/16	USD	1.200%	-	(m)	5,355	$5

									$5

(k)	Cash and securities with an aggregate value of $48,428 (in thousands) has been pledged as collateral for swap contracts outstanding or written options on December 31, 2011.

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

158	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$6,394	$-
Foreign Bonds	-	32,103	-
Municipal Bonds	-	10,321	-
Corporate Bonds	-	134,974	-
Structured Products	-	12,303	-
Short-Term Investments	-	22,297	-
Other Financial Instruments^
Credit Default Swaps	5	122	-
Forward Currency Contracts	-	1,981	-
Futures	908	-	-
Interest Rate Swaps	-	530	-
Purchased Options	3	-	-
Liabilities:
Other Financial Instruments^
Credit Default Swaps	-	(371)	-
Forward Currency Contracts	-	(768)	-
Futures	(20)	-	-
Interest Rate Swaps	-	(219)	-
Written Options	-	(2)	-
Total	$896	$219,665	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	159

Commodities Return Strategy Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Total return.	Invest primarily in commodity-linked derivative instruments, other derivatives, cash and fixed income securities to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return.	$91 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Commodities Return Strategy Portfolio (the “Portfolio”), has engaged Credit Suisse Asset Management, LLC (“Credit Suisse”) to act as sub-adviser for the Portfolio. The Portfolio is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBS Index”). The DJ-UBS Index is a broadly diversified futures index composed at December 31, 2011 of futures contracts on 19 physical commodities. The Portfolio, which is actively managed, intends to invest primarily, either directly or indirectly through a wholly-owned subsidiary, in commodity-linked derivative instruments, other derivatives, fixed income securities and cash. While the Portfolio seeks to achieve positive total return relative to the DJ-UBS Index, it is not an index fund and there can be no guarantee that this performance will be achieved. The Portfolio does not intend to invest in physical commodities.

Market Overview

Commodities were markedly lower for 2011, with the DJ-UBS Index losing 13.32% for the full year. During this time, 15 out of the 19 DJ-UBS Index commodities traded lower. Natural Gas experienced the largest decline, losing 47.10% for the year, due to continued warmer-than-normal temperatures across the U.S., exacerbating already comfortable supply levels. Wheat decreased by 33.98% as better-than-expected supply outweighed the general strength in the grains complex toward the end of the year. Zinc also decreased, down 27.76%, as refined stocks were forecasted to remain above the equivalent of 100 days of consumption for the foreseeable future. Two of the top three performing commodities during the year were in the Energy sector, namely Gasoline and Heating Oil, which increased 14.52% and 10.68%, respectively. Refining margins strengthened sharply in these two commodities throughout the period, as U.S. refiners were able to purchase North American crude oil relatively cheaply while selling petroleum products like Heating Oil and Gasoline to global markets. Gold was also a top performer, up 9.63% for the year, as investors continued to seek out a currency alternative.

Portfolio Results

From the period of April 29, 2011 (the Portfolio’s inception date) through December 31, 2011, the Portfolio returned (19.30%). By comparison, the DJ-UBS Index returned (19.80%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio trailed the (18.56%) average return of its Commodities Broad Basket category peer group, according to Morningstar®, Inc., an independent mutual fund ranking agency.

During the eight months since inception, the Portfolio slightly outperformed the Index. The Portfolio gained exposure to commodity markets by investing in swap agreements, through a wholly-owned subsidiary, that return the rate of the DJ-UBS Index. For the period, the Portfolio’s use of swap agreements contributed modestly to results versus the DJ-UBS Index due to opportunistic structuring of swap trades.

In the fixed income portion of the Portfolio, the Portfolio maintained holdings in high quality, short-term securities, specifically debt issued by the U.S. Treasury and U.S. Government-Sponsored Enterprises (GSE’s). Since inception, the Portfolio’s fixed income allocation met the portfolio managers’ desired liquidity and performance results.

Commodities in general were lower during the period since the Portfolio’s inception. Within the DJ-UBS Index, Livestock was the best performing sector during the period, falling by only 1.85%, despite higher Corn prices and government reports which revealed the lowest level of frozen meat in storage since 2003. Precious Metals was the second best performing sector, decreasing by 13.29%, as Gold was helped by increased physical and investment demand from Asia which partially offset a 42.73% fall in Silver. Energy was the worst performing sector, ending the period down 25.78%; the sector was led lower by weakness in Natural Gas. Industrial Metals was down by 24.01%, as concerns over a growth slowdown in the developed world weighed on the sector. Agriculture also ended the period lower, decreasing by 16.81%, as the grains complex was relatively weak due to increased production expectations for the 2011/2012 crop year.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Credit Suisse, the Portfolio’s sub-adviser.

December 2011 had some encouraging signs, including better than expected U.S. economic data. Sentiment appeared to have improved, as evidenced by consumer confidence surveys. Also, global manufacturing Purchasing Managers Indices (“PMI”) improved, indicating that Europe’s problems may not completely curtail global economic growth. PMI surveys in the emerging markets are also encouraging and shifts to more accommodative policies should be supportive.

Despite these improvements, the European debt crisis will likely continue to weigh on economic growth and investor sentiment. However, fundamentals for key commodities largely remain supportive, with generally tight inventory levels and continued strong demand. The threat of supply shocks is particularly acute for the crude complex and certain agricultural

160	Commodities Return Strategy Portfolio

Commodities Return Strategy Portfolio

products. While Precious Metals have lost their luster of late, demand for currency alternatives and hard assets is likely to remain strong amid continued loose monetary policies. We believe investors may derive long-term diversification benefits in conjunction with potential inflation protection through a strategic allocation to commodities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
Since Inception*
Commodities Return Strategy Portfolio	-19.30%
Dow Jones-UBS Commodity Index Total Return	-19.80%
Morningstar® US Insurance Fund Commodities Broad Basket Average	–
*	Inception date of 4/29/11

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/29/11 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio is designed to achieve positive total return relative to the Dow Jones-UBS Commodity Index Total Return by investing, either directly, or indirectly through a wholly-owned subsidiary, in commodity-linked derivative instruments backed by a portfolio of fixed income securities. Use of these instruments may involve certain risks such as commodity, counterparty, correlation, management, credit, interest rate, liquidity and market risks and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio is not intended to serve as a core holding in an investor’s program but instead should only form a small part of a diversified portfolio. At any time, the loss associated with a particular investment held by the Portfolio may be significantly higher than 50% of the value of the investment. Investors considering an investment in the Portfolio should be willing to accept significant volatility in the Portfolio’s performance, particularly over shorter time periods.

Top 10 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Net Assets
Federal Home Loan Bank, Various	20.6%
Federal Farm Credit Bank, Various	20.4%
US Treasury, Various	18.8%
Federal National Mortgage Association, Various	13.5%
Federal Home Loan Mortgage Corp., Various	5.5%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure to commodities due to the exclusion of derivatives.

Commodities Return Strategy Portfolio	161

Commodities Return Strategy Portfolio

Consolidated Schedule of Investments

December 31, 2011

Governments (78.7%)	Shares/ $ Par	Value $ (000’s)

Governments (78.7%)
Federal Farm Credit Bank, 0.271%, 5/2/14	3,000,000	3,001
Federal Farm Credit Bank, 0.274%, 11/18/13	4,750,000	4,749
Federal Farm Credit Bank, 0.31%, 8/22/13	4,000,000	4,005
Federal Farm Credit Bank, 0.343%, 4/26/13	3,430,000	3,435
Federal Farm Credit Bank, 0.95%, 3/5/12	3,300,000	3,305
Federal Home Loan Bank, 0.21%, 11/1/12	3,000,000	3,001
Federal Home Loan Bank, 0.28%, 3/8/13	2,000,000	1,999
Federal Home Loan Bank, 0.30%, 3/15/13	4,000,000	4,004
Federal Home Loan Bank, 0.32%, 5/17/13	3,000,000	2,999
Federal Home Loan Bank, 0.331%, 2/9/12	3,700,000	3,700
Federal Home Loan Bank, 0.35%, 10/24/12	3,000,000	3,000
Federal Home Loan Mortgage Corp., 0.625%, 12/28/12	3,000,000	3,012
Federal Home Loan Mortgage Corp., 1.25%, 5/3/12	2,000,000	2,008
Federal National Mortgage Association, 0.185%, 3/14/13	2,000,000	2,000
Federal National Mortgage Association, 0.24%, 11/23/12	3,185,000	3,187
Federal National Mortgage Association, 0.245%, 11/8/13	3,000,000	3,000
Federal National Mortgage Association, 0.50%, 10/30/12	2,600,000	2,606
Federal National Mortgage Association, 0.55%, 8/23/13	1,500,000	1,501
US Treasury, 0.375%, 8/31/12	5,000,000	5,008
US Treasury, 0.625%, 1/31/13	1,000,000	1,005
US Treasury, 0.875%, 1/31/12	1,000,000	1,001
US Treasury, 0.875%, 2/29/12	4,000,000	4,005
US Treasury, 1.00%, 3/31/12	3,000,000	3,007

Governments (78.7%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 1.00%, 4/30/12	2,000,000	2,006
US Treasury, 1.50%, 7/15/12	1,000,000	1,008

Total Governments
(Cost: $71,534)		71,552

Short-Term Investments (17.6%)

Federal Government & Agencies (17.6%)
Federal Home Loan Mortgage Corp., 0.10%, 2/21/12	4,000,000	4,000
Federal Home Loan Mortgage Corp., 0.10%, 5/17/12	4,000,000	4,000
Federal Home Loan Mortgage Corp., 0.10%, 5/22/12	3,000,000	3,000
Federal National Mortgage Association, 0.11%, 6/1/12	3,000,000	2,999
Federal National Mortgage Association, 0.13%, 1/5/12	1,000,000	1,000
Federal National Mortgage Association, 0.14%, 1/3/12	1,000,000	1,000

Total Short-Term Investments
(Cost: $15,996)		15,999

Total Investments (96.3%)
(Cost: $87,530)(a)		87,551

Other Assets, Less Liabilities (3.7%)		3,348

Net Assets (100.0%)		90,899

The Accompanying Notes are an Integral Part of the Financial Statements.

162	Commodities Return Strategy Portfolio

Commodities Return Strategy Portfolio

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $104,508 and the net unrealized depreciation of investments based on that cost was $16,957 which is comprised of $25 aggregate gross unrealized appreciation and $16,982 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2011.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Dow Jones-UBS Commodity Index	Citibank N.A.	USTB3M	DJUBS	1/12	3,622	$(10)
Dow Jones-UBS Commodity Index	Citibank N.A.	USTB3M	DJUBS	1/12	27,178	(65)
Dow Jones-UBS Commodity Index	Morgan Stanley	USTB3M	DJUBS	1/12	2,000	- (m)
Dow Jones-UBS Commodity Index	Morgan Stanley	USTB3M	DJUBS	1/12	6,370	(19)
Dow Jones-UBS Commodity Index	Morgan Stanley	USTB3M	DJUBS	1/12	7,440	(18)
Dow Jones-UBS Commodity Index	Societe Generale SA	USTB3M	DJUBS	1/12	8,827	(26)
Dow Jones-UBS Commodity Index	Societe Generale SA	USTB3M	DJUBS	1/12	11,826	(29)
Dow Jones-UBS Commodity Index	UBS AG	USTB3M	DJUBS	1/12	7,640	(22)
Dow Jones-UBS Commodity Index	UBS AG	USTB3M	DJUBS	1/12	16,536	(40)

						$(229)

USTB3M — US T-Bill 3-Month Auction Results Index plus Financing Fee

DJUBS — Dow Jones-UBS Commodity Index Total Return

(k)	Cash with an aggregate value of $1,100 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2011.

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$71,552	$-
Short-Term Investments	-	15,999	-
Liabilities:
Other Financial Instruments^
Total Return Swaps	$-	(229)	-
Total	$-	$87,322	-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Commodities Return Strategy Portfolio	163

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Capitalize on changing financial market and economic conditions by allocating the Portfolio’s assets across a diverse mix of investments in the equity, debt and cash market sectors. The Portfolio will typically invest between 35% and 55% of its assets in equity securities.	$2.2 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the three market sectors. The Portfolio may invest in options, futures, forwards, exchange traded funds and swap agreements to gain exposure to certain markets, sectors or regions.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the S&P 500® Stock Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited overall from modest economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—pushed stocks lower. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared. In that environment, large cap stocks outperformed shares of mid and small sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 2.11%, (1.73%), and 1.02%, respectively.

Turning to the fixed income markets, bonds enjoyed healthy gains in 2011—when worries about the European sovereign debt crisis, the U.S. Treasury debt downgrade, and a potential slowdown in the pace of the global economic recovery—sent investors looking for the relative safety of U.S. fixed income investments. Indeed, Treasurys enjoyed one of their best years ever, as measured by the performance of the 30-year bond. Investment grade corporate bonds also did well, benefiting from the comparative health of corporate America. For the year, returns for the Barclays Capital® U.S. Aggregate Index, Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index, and Merrill Lynch 3-Month T-Bill Index were 7.84%, 4.96%, and 0.10%, respectively.

Portfolio Results

The Portfolio returned 2.11% for the twelve months ended December 31, 2011. That is identical to the 2.11% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Balanced Portfolio Blended Composite Benchmark returned 3.07%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio outperformed its Mixed-Asset Target Allocation Moderate Funds peer group, which had an average return of 0.21%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio trailed its blended benchmark but outperformed its peers in a year when many high level allocation decisions helped performance, while individual security selection decisions within the underlying sleeves largely detracted. With respect to the Portfolio’s asset allocation, it was beneficial to be neutral or slightly underweight equities in a year when stocks generally underperformed bonds. Within equities, the Portfolio favored international in general and emerging market issues in particular over domestic stocks early in the year, which also helped.

In the fixed income component, some of the Porfolio’s allocation decisions with respect to the high yield and investment-grade slices also helped performance. However, both the Portfolio’s equity and bond segments trailed their underlying benchmarks, resulting in underperformance for the Portfolio as a whole when compared with the blended benchmark.

During the period, the Portfolio made significant use of total return swap agreements with the intention of reducing the growth bias inherent in the Portfolio’s equity strategies. Use of these instruments slightly detracted from relative results during a year in which having a growth bias would have been beneficial due to the general outperformance of growth versus value stocks.

Portfolio Manager Outlook

We are cautiously optimistic about stocks and credit-sensitive bonds going forward. Corporate America has generally made progress improving balance sheets and engaging in shareholder-friendly behavior, such as increasing dividend payouts and buying back shares. In addition, stocks offer attractive valuations by some historical measures and carry dividend yields that are competitive with those offered by bonds. Within equities, we are likely to underweight the mid cap portion of the market as we favor small cap shares on the one hand, because they have less exposure to overseas economies, and large cap shares on the other hand, because they have more lines of business and levers to pull to maintain profitability in an uncertain environment. Within the fixed income allocation, we currently favor corporate bonds and secured government debt (such as government agency mortgages) over unsecured government debt (Treasurys).

164	Balanced Portfolio

Balanced Portfolio

However, we are mindful of the considerable risks the markets face from potential crises in Europe and a potential slowdown by emerging market economies, among others. Until we see signs of progress in Europe, financial stability, and better growth, we believe sharp market volatility will continue. In that sort of environment, we prefer to seek to reduce risk by being slightly underweight stocks in favor of more stable cash and bond positions, looking for a higher degree of certainty or more compelling valuations before going overweight equities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Balanced Portfolio	2.11%	2.63%	4.37%
S&P 500® Index	2.11%	-0.25%	2.92%
Barclays Capital® U.S. Aggregate Index	7.84%	6.50%	5.78%
Balanced Portfolio Blended Composite Benchmark	3.07%	3.56%	5.54%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	0.21%	1.81%	4.28%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Balanced Portfolio	165

Balanced Portfolio

Top 5 Equity Holdings 12/31/11

Security Description	% of Net Assets
Vanguard Emerging Markets ETF	2.0%
Apple, Inc.	1.5%
iShares MSCI EAFE Index Fund	1.5%
iShares iBoxx $ High Yield Corporate Bond Fund	1.1%
SPDR Barclays Capital High Yield Bond ETF	1.0%

Top 5 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Net Assets
Federal Home Loan Mortgage Corp., Various	9.0%
US Treasury, Various	6.2%
Federal National Mortgage Association, Various	5.2%
Israel Government AID Bond, Various	1.4%
US Treasury Inflation Index Bond, Various	0.6%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Investment Grade Segment includes bonds of companies and governments headquartered outside the United States.

166	Balanced Portfolio

Balanced Portfolio

Schedule of Investments

December 31, 2011

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (25.7%)

	Consumer Discretionary (3.2%)
*	Amazon.com, Inc.	26,450	4,578
	Coach, Inc.	96,000	5,860
	Comcast Corp. - Class A	274,200	6,501
*	Discovery Communications, Inc.	103,200	3,891
*	General Motors Co.	5,246	106
*	General Motors Co. - A Warrants	4,771	56
*	General Motors Co. - B Warrants	4,771	37
	The Home Depot, Inc.	129,900	5,461
	Johnson Controls, Inc.	143,800	4,495
*	Las Vegas Sands Corp.	105,200	4,495
	Limited Brands, Inc.	116,000	4,681
	McDonald’s Corp.	100,900	10,123
	NIKE, Inc. - Class B	31,500	3,036
*	O’Reilly Automotive, Inc.	101,800	8,139
*	Priceline.com, Inc.	7,500	3,508
	Starbucks Corp.	103,800	4,776

	Total		69,743

	Consumer Staples (2.5%)
	The Coca-Cola Co.	191,100	13,371
	Costco Wholesale Corp.	95,100	7,924
	CVS Caremark Corp.	124,200	5,065
	The Estee Lauder Cos., Inc. - Class A	33,200	3,729
*	Hansen Natural Corp.	32,097	2,957
	Kimberly-Clark Corp.	38,400	2,825
	Mead Johnson Nutrition Co.	90,200	6,199
	Philip Morris International, Inc.	172,500	13,538

	Total		55,608

	Energy (2.7%)
	Anadarko Petroleum Corp.	69,000	5,267
	Apache Corp.	34,700	3,143
	Chevron Corp.	27,100	2,884
	ConocoPhillips	35,900	2,616
	Exxon Mobil Corp.	233,600	19,800
	Halliburton Co.	104,900	3,620
	Kinder Morgan Energy Partners LP	21,500	1,827
	Occidental Petroleum Corp.	66,300	6,212
	Schlumberger, Ltd.	147,800	10,096
*	Weatherford International, Ltd.	311,500	4,560

	Total		60,025

	Financials (1.0%)
	American Express Co.	158,200	7,462
	HCP, Inc.	66,200	2,743

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Invesco, Ltd.	145,700	2,927
	JPMorgan Chase & Co.	65,500	2,178
	MetLife, Inc.	90,900	2,834
	Wells Fargo & Co.	122,900	3,387

	Total		21,531

	Health Care (2.6%)
	Abbott Laboratories	12,400	697
*	Agilent Technologies, Inc.	104,900	3,664
*	Alexion Pharmaceuticals, Inc.	94,500	6,757
	Allergan, Inc.	73,500	6,449
	Bristol-Myers Squibb Co.	114,000	4,017
*	Celgene Corp.	106,600	7,206
*	Cerner Corp.	85,100	5,212
	Covidien PLC	88,800	3,997
*	Intuitive Surgical, Inc.	18,500	8,566
	Johnson & Johnson	30,200	1,981
	Merck & Co., Inc.	74,500	2,809
	Pfizer, Inc.	143,300	3,101
	WellPoint, Inc.	44,000	2,915

	Total		57,371

	Industrials (2.5%)
	Caterpillar, Inc.	66,400	6,016
	Cummins, Inc.	47,000	4,137
	Danaher Corp.	145,250	6,833
	Dover Corp.	176,200	10,228
	FedEx Corp.	87,600	7,315
	Honeywell International, Inc.	157,650	8,568
	Pall Corp.	27,100	1,549
	Precision Castparts Corp.	18,300	3,016
	Union Pacific Corp.	59,850	6,341

	Total		54,003

	Information Technology (7.3%)
*	Apple, Inc.	80,700	32,683
*	Baidu, Inc., ADR	26,200	3,052
	Broadcom Corp. - Class A	109,900	3,227
	Cisco Systems, Inc.	433,900	7,845
*	Citrix Systems, Inc.	86,700	5,264
*	Cognizant Technology Solutions Corp. - Class A	117,700	7,569
*	EMC Corp.	231,100	4,978
*	Freescale Semiconductor Holdings I, Ltd.	318,700	4,032
*	Google, Inc. - Class A	23,900	15,437
	Intel Corp.	203,400	4,932
	International Business Machines Corp.	114,000	20,962
*	Juniper Networks, Inc.	121,100	2,472
	MasterCard, Inc. - Class A	19,800	7,382
	Microsoft Corp.	517,800	13,442
	Oracle Corp.	394,100	10,109
	Paychex, Inc.	70,400	2,120

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	167

Balanced Portfolio

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Qualcomm, Inc.	163,600	8,949
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	199,500	2,576
*	VMware, Inc. - Class A	38,400	3,194

	Total		160,225

	Materials (1.1%)
	Celanese Corp.	41,300	1,828
	CF Industries Holdings, Inc.	15,500	2,247
	Cliffs Natural Resources, Inc.	33,800	2,108
	Freeport-McMoRan Copper & Gold, Inc.	100,800	3,709
	LyondellBasell Industries NV - Class A	81,500	2,648
	Potash Corp. of Saskatchewan, Inc.	33,700	1,391
	Praxair, Inc.	78,600	8,402
	Southern Copper Corp.	33,600	1,014

	Total		23,347

	Other Holdings (1.0%)
	iShares iBoxx $ High Yield Corporate Bond Fund	256,840	22,969

	Total		22,969

	Telecommunication Services (1.0%)
	American Tower Corp. - Class A	146,300	8,780
	AT&T, Inc.	88,500	2,676
	CenturyLink, Inc.	60,200	2,239
	China Mobile, Ltd., ADR	49,900	2,420
	Deutsche Telekom AG, ADR	51,100	585
	France Telecom SA, ADR	30,800	482
	Verizon Communications, Inc.	74,100	2,973
	Vodafone Group PLC, ADR	36,500	1,023

	Total		21,178

	Utilities (0.8%)
	American Electric Power Co., Inc.	69,100	2,854
	Consolidated Edison, Inc.	49,100	3,046
	Dominion Resources, Inc.	41,750	2,216
	Exelon Corp.	59,200	2,567
	PPL Corp.	97,100	2,857
	Southern Co.	63,400	2,935

	Total		16,475

	Total Large Cap Common Stocks		562,475

	Mid Cap Common Stocks (8.6%)

	Consumer Discretionary (1.0%)
*	Bed Bath & Beyond, Inc.	53,600	3,107
*	BorgWarner, Inc.	24,200	1,542
	Chico’s FAS, Inc.	189,100	2,107
*	Deckers Outdoor Corp.	19,400	1,466
*	Dollar Tree, Inc.	24,300	2,020

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	GameStop Corp. - Class A	45,200	1,091
	Macy’s, Inc.	50,300	1,619
	The McGraw-Hill Cos., Inc.	41,400	1,862
*	Michael Kors Holdings, Ltd.	6,800	185
	Nordstrom, Inc.	45,100	2,242
*	Penn National Gaming, Inc.	52,300	1,991
	Polaris Industries, Inc.	41,400	2,317

	Total		21,549

	Consumer Staples (0.3%)
	Beam, Inc.	46,000	2,356
	Church & Dwight Co., Inc.	39,200	1,794
*	Ralcorp Holdings, Inc.	23,400	2,001

	Total		6,151

	Energy (0.7%)
*	Cameron International Corp.	46,100	2,268
*	Concho Resources, Inc.	15,500	1,453
	Core Laboratories N.V.	11,400	1,299
*	Denbury Resources, Inc.	137,800	2,081
*	FMC Technologies, Inc.	25,500	1,332
*	Oasis Petroleum, Inc.	143,300	4,168
	SM Energy Co.	23,000	1,681

	Total		14,282

	Financials (0.5%)
*	CBRE Group, Inc.	93,800	1,428
	DuPont Fabros Technology, Inc.	64,000	1,550
*	E*TRADE Financial Corp.	67,697	539
*	IntercontinentalExchange, Inc.	20,200	2,435
	Lazard, Ltd. - Class A	47,500	1,240
	New York Community Bancorp, Inc.	141,300	1,748
	Raymond James Financial, Inc.	66,600	2,062

	Total		11,002

	Health Care (0.9%)
	AmerisourceBergen Corp.	190,400	7,081
*	Covance, Inc.	46,700	2,135
*	DaVita, Inc.	41,900	3,176
*	Express Scripts, Inc.	55,400	2,476
*	IDEXX Laboratories, Inc.	18,400	1,416
*	Mettler-Toledo International, Inc.	18,100	2,674

	Total		18,958

	Industrials (1.0%)
*	BE Aerospace, Inc.	58,400	2,261
*	Corrections Corp. of America	119,000	2,424
	Expeditors International of Washington, Inc.	57,600	2,359
	Joy Global, Inc.	10,300	772
*	Kansas City Southern	32,700	2,224
	MSC Industrial Direct Co., Inc. - Class A	42,100	3,012
*	Owens Corning, Inc.	41,600	1,195

The Accompanying Notes are an Integral Part of the Financial Statements.

168	Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Pitney Bowes, Inc.	103,900	1,926
	Robert Half International, Inc.	73,200	2,083
	Roper Industries, Inc.	29,900	2,598
*	WESCO International, Inc.	31,817	1,687

	Total		22,541

	Information Technology (1.7%)
*	Alliance Data Systems Corp.	34,700	3,603
	Altera Corp.	48,400	1,796
	Amphenol Corp. - Class A	51,300	2,328
*	Atmel Corp.	226,000	1,831
*	Autodesk, Inc.	78,600	2,384
	Avago Technologies, Ltd.	123,600	3,567
*	F5 Networks, Inc.	20,200	2,144
	Global Payments, Inc.	66,400	3,146
*	Informatica Corp.	50,200	1,854
	Microchip Technology, Inc.	107,000	3,919
*	Skyworks Solutions, Inc.	133,800	2,170
*	Teradata Corp.	23,200	1,125
*	VeriFone Systems, Inc.	65,500	2,327
	Western Union Co.	156,100	2,850
*	Zebra Technologies Corp. - Class A	81,800	2,927

	Total		37,971

	Materials (0.4%)
	Airgas, Inc.	19,700	1,538
	Ecolab, Inc.	43,200	2,498
	PPG Industries, Inc.	35,600	2,972
	Titanium Metals Corp.	83,900	1,257

	Total		8,265

	Other Holdings (1.6%)
	iShares Barclays MBS Bond Fund	120,810	13,056
	SPDR Barclays Capital High Yield Bond ETF	586,900	22,566

	Total		35,622

	Telecommunication Services (0.2%)
*	SBA Communications Corp. - Class A	57,000	2,449
	Windstream Corp.	195,500	2,295

	Total		4,744

	Utilities (0.3%)
	Ameren Corp.	89,000	2,948
	CenterPoint Energy, Inc.	152,800	3,070

	Total		6,018

	Total Mid Cap Common Stocks		187,103

	Small Cap Common Stocks (2.7%)

	Consumer Discretionary (0.4%)
*	American Public Education, Inc.	14,000	606
*	Bally Technologies, Inc.	9,900	392

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Bravo Brio Restaurant Group, Inc.	37,550	644
*	Genesco, Inc.	15,050	929
*	Grand Canyon Education, Inc.	38,950	622
*	iRobot Corp.	21,000	627
*	Life Time Fitness, Inc.	13,950	652
*	LKQ Corp.	37,000	1,113
*	Mattress Firm Holding Corp.	15,952	370
	The Men’s Wearhouse, Inc.	26,550	860
	Monro Muffler Brake, Inc.	24,600	954
*	Red Robin Gourmet Burgers, Inc.	12,800	355
*	Shuffle Master, Inc.	54,100	634
*	Ulta Salon, Cosmetics & Fragrance, Inc.	5,350	347

	Total		9,105

	Consumer Staples (0.1%)
*	Heckmann Corp.	157,700	1,049
*	TreeHouse Foods, Inc.	16,700	1,092
*	United Natural Foods, Inc.	16,750	670

	Total		2,811

	Energy (0.2%)
*	Approach Resources, Inc.	23,800	700
	CARBO Ceramics, Inc.	3,750	463
*	Carrizo Oil & Gas, Inc.	31,850	839
*	Gulfport Energy Corp.	36,150	1,065
*	Kodiak Oil & Gas Corp.	81,300	772
*	Superior Energy Services, Inc.	32,150	914

	Total		4,753

	Financials (0.2%)
*	Altisource Portfolio Solutions SA	12,100	607
	Boston Private Financial Holdings, Inc.	92,850	737
	East West Bancorp, Inc.	39,350	777
*	Financial Engines, Inc.	20,950	468
*	Portfolio Recovery Associates, Inc.	4,450	301
*	Stifel Financial Corp.	4,850	155
*	WisdomTree Investments, Inc.	17,600	107

	Total		3,152

	Health Care (0.5%)
*	Akorn, Inc.	63,600	707
*	Align Technology, Inc.	25,400	603
*	DexCom, Inc.	88,141	821
*	Endologix, Inc.	65,664	754
*	Exact Sciences Corp.	85,700	696
*	HealthStream, Inc.	42,300	780
*	HMS Holdings Corp.	15,350	491
*	Impax Laboratories, Inc.	25,050	505
*	IPC The Hospitalist Co.	24,900	1,138
*	MAP Pharmaceuticals, Inc.	19,900	262
*	NxStage Medical, Inc.	26,150	465
*	Omnicell, Inc.	97,256	1,607

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	169

Balanced Portfolio

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	U.S. Physical Therapy, Inc.	15,900	313
*	Volcano Corp.	12,450	296
*	Zoll Medical Corp.	8,500	537

	Total		9,975

	Industrials (0.4%)
	Actuant Corp. - Class A	20,450	464
*	Chart Industries, Inc.	17,250	933
*	DXP Enterprises, Inc.	5,295	170
	Forward Air Corp.	29,450	944
*	GrafTech International, Ltd.	53,450	730
*	Heritage-Crystal Clean, Inc.	16,389	271
*	Huron Consulting Group, Inc.	23,066	894
*	The Keyw Holding Corp.	33,300	246
*	Mistras Group, Inc.	19,291	492
*	Polypore International, Inc.	7,400	325
	Robbins & Myers, Inc.	18,650	905
	Snap-on, Inc.	14,400	729
	Tennant Co.	13,600	529
*	TransDigm Group, Inc.	9,550	914
*	Westport Innovations, Inc.	15,350	510

	Total		9,056

	Information Technology (0.8%)
*	Advanced Energy Industries, Inc.	39,328	422
*	Ancestry.com, Inc.	21,050	483
*	BroadSoft, Inc.	21,200	640
*	Calix, Inc.	65,300	423
*	Cardtronics, Inc.	71,000	1,921
*	Cavium, Inc.	9,250	263
*	Cornerstone OnDemand, Inc.	20,050	366
*	Dice Holdings, Inc.	64,450	534
*	Diodes, Inc.	29,950	638
*	Equinix, Inc.	6,073	616
*	EZchip Semiconductor, Ltd.	20,100	569
*	Finisar Corp.	27,850	466
*	Higher One Holdings, Inc.	64,300	1,186
*	InterXion Holding NV	24,476	329
*	Microsemi Corp.	39,750	666
*	MicroStrategy, Inc. - Class A	2,450	265
	MKS Instruments, Inc.	26,500	737
*	Nanometrics, Inc.	41,700	768
	Pegasystems, Inc.	24,500	720
*	Riverbed Technology, Inc.	23,000	541
*	Sourcefire, Inc.	53,550	1,734
*	SPS Commerce, Inc.	42,000	1,090
*	Synchronoss Technologies, Inc.	30,800	931
*	Taleo Corp. - Class A	4,000	155
*	The Ultimate Software Group, Inc.	19,936	1,298

	Total		17,761

	Materials (0.1%)
	Balchem Corp.	22,961	931

	Total		931

	Domestic Common Stocks and Warrants (37.0%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings (0.0%)
	Market Vectors Junior Gold Miners ETF	26,250	648

	Total		648

	Telecommunication Services (0.0%)
*	AboveNet, Inc.	14,100	917

	Total		917

	Total Small Cap Common Stocks		59,109

	Total Domestic Common Stocks and Warrants
	(Cost: $690,999)		808,687

	Investment Companies (3.4%)
	iShares MSCI EAFE Index Fund	643,000	31,848
	Vanguard Emerging Markets ETF	1,142,260	43,646

	Total Investment Companies
	(Cost: $84,512)		75,494

	Preferred Stocks (0.0%)

	Finance Services (0.0%)
	Ally Financial, Inc, 7.00%, 12/31/11 144A	357	256
	Ally Financial, Inc., 8.50%, 5/15/16	31,671	570
	GMAC Capital Trust I, 8.125%, 2/15/40	11,788	229

	Total Preferred Stocks
	(Cost: $1,403)		1,055

	Investment Grade Segment (9.8%)

	Aerospace/Defense (0.1%)
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	180,000	201
	Boeing Capital Corp., 2.125%, 8/15/16	460,000	470
	Goodrich Corp., 4.875%, 3/1/20	85,000	97
	L-3 Communications Corp., 5.20%, 10/15/19	1,025,000	1,040
	Lockheed Martin Corp., 3.35%, 9/15/21	175,000	174
	Meccanica Holdings USA, Inc., 6.25%, 7/15/19 144A	455,000	373
	Meccanica Holdings USA, Inc., 6.25%, 1/15/40 144A	450,000	322

	Total		2,677

	Auto Manufacturing (0.1%)
	Daimler Finance North America LLC, 2.625%, 9/15/16 144A	60,000	60

The Accompanying Notes are an Integral Part of the Financial Statements.

170	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

Auto Manufacturing continued
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	655,000	662
Daimler Finance North America LLC, 3.875%, 9/15/21 144A	100,000	100
Kia Motors Corp., 3.625%, 6/14/16 144A	265,000	263
PACCAR Financial Corp., 1.95%, 12/17/12	170,000	172
PACCAR, Inc., 6.875%, 2/15/14	80,000	90
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	730,000	743

Total		2,090

Banking (2.7%)
ABN Amro Bank NV, 2.198%, 1/30/14 144A	8,500,000	8,290
Bank of America Corp., 3.625%, 3/17/16	580,000	535
Bank of America Corp., 3.75%, 7/12/16	155,000	144
Bank of America Corp., 5.00%, 5/13/21	200,000	182
Bank of America Corp., 5.625%, 7/1/20	155,000	143
Bank of America Corp., 5.75%, 12/1/17	870,000	822
Bank of America Corp., 6.00%, 9/1/17	830,000	811
The Bank of New York Mellon Corp., 3.55%, 9/23/21	305,000	309
Barclays Bank PLC, 5.00%, 9/22/16	100,000	104
Barclays Bank PLC, 6.05%, 12/4/17 144A	140,000	127
BNP Paribas, 7.195%, 12/31/49 144A	300,000	209
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	6,000,000	5,769
Cie de Financement Foncier, 2.50%, 9/16/15 144A	2,000,000	1,935
Citigroup, Inc., 3.953%, 6/15/16	3,590,000	3,578
Countrywide Financial Corp., 5.80%, 6/7/12	730,000	732
Credit Agricole SA, 6.637%, 12/31/49 144A	310,000	180
Credit Suisse Guernsey, 5.86%, 12/31/49	105,000	85
Credit Suisse of New York, 4.375%, 8/5/20	1,720,000	1,686
The Goldman Sachs Group, Inc., 3.625%, 2/7/16	1,815,000	1,754
The Goldman Sachs Group, Inc., 5.25%, 7/27/21	450,000	439
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	100,000	102
The Goldman Sachs Group, Inc., 6.00%, 6/15/20	1,125,000	1,152
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	835,000	862
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	50,000	52
HSBC Bank PLC, 4.75%, 1/19/21 144A	380,000	394
HSBC Holdings PLC, 5.10%, 4/5/21	590,000	627
JPMorgan Chase & Co., 3.15%, 7/5/16	4,555,000	4,576
JPMorgan Chase & Co., 4.35%, 8/15/21	1,195,000	1,207
JPMorgan Chase & Co., 6.00%, 1/15/18	540,000	602
JPMorgan Chase & Co., 7.90%, 4/29/49	275,000	293
Lloyds TSB Bank PLC, 2.765%, 1/24/14	5,000,000	4,730
Lloyds TSB Bank PLC, 4.875%, 1/21/16	395,000	385
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	375,000	309
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	2,185,000	2,116
Morgan Stanley, 2.875%, 7/28/14	780,000	735
Morgan Stanley, 3.80%, 4/29/16	1,945,000	1,792
Morgan Stanley, 5.75%, 1/25/21	390,000	364
Morgan Stanley, 7.30%, 5/13/19	60,000	61
Nordea Bank AB, 4.875%, 1/27/20 144A	320,000	329
PNC Funding Corp., 2.70%, 9/19/16	200,000	204
PNC Funding Corp., 4.375%, 8/11/20	995,000	1,076

Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

Banking continued
The Royal Bank of Scotland PLC, 6.125%, 1/11/21	590,000	582
Santander US Debt SA Unipersonal, 3.724%, 1/20/15 144A	380,000	345
Standard Chartered PLC, 3.20%, 5/12/16 144A	655,000	641
State Street Corp., 2.875%, 3/7/16	1,170,000	1,204
SunTrust Banks, Inc., 3.50%, 1/20/17	575,000	578
SunTrust Banks, Inc., 6.00%, 9/11/17	405,000	445
U.S. Bancorp, 3.442%, 2/1/16	700,000	723
UBS Preferred Funding Trust V, 6.243%, 12/31/49	200,000	169
Union Bank, 3.00%, 6/6/16	780,000	794
USB Capital XIII Trust, 6.625%, 12/15/39	190,000	193
Wachovia Corp., 5.75%, 2/1/18	215,000	244
Wells Fargo & Co., 2.625%, 12/15/16	1,115,000	1,114
Wells Fargo & Co., 4.60%, 4/1/21	715,000	784
Wells Fargo & Co., 7.98%, 12/31/49	255,000	273
Westpac Banking Corp., 3.00%, 8/4/15	865,000	875

Total		58,766

Beverage/Bottling (0.2%)
Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	255,000	312
Anheuser-Busch Cos., Inc., 4.50%, 4/1/18	40,000	44
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	220,000	258
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	1,020,000	1,608
The Coca-Cola Co., 3.15%, 11/15/20	775,000	813
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	245,000	305
PepsiCo, Inc., 3.125%, 11/1/20	300,000	312
PepsiCo, Inc., 7.90%, 11/1/18	80,000	108
Pernod Ricard SA, 5.75%, 4/7/21 144A	1,090,000	1,230
Pernod-Ricard SA, 4.45%, 1/15/22 144A	115,000	121

Total		5,111

Cable/Media/Broadcasting/Satellite (0.5%)
Comcast Corp., 6.95%, 8/15/37	330,000	420
DIRECTV HOLDINGS LLC, 4.60%, 2/15/21	90,000	94
DIRECTV Holdings LLC/DIRECTV Financing Co., 6.375%, 3/1/41	465,000	536
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.50%, 3/1/16	655,000	675
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.00%, 3/1/21	510,000	546
Discovery Communications LLC, 5.05%, 6/1/20	225,000	247
Gannett Co., Inc., 7.125%, 9/1/18	195,000	192
Historic TW, Inc., 6.625%, 5/15/29	1,025,000	1,208
Historic TW, Inc., 6.875%, 6/15/18	195,000	232
NBCUniversal Media LLC, 2.875%, 4/1/16	570,000	581
NBCUniversal Media LLC, 6.40%, 4/30/40	180,000	221
News America, Inc., 4.50%, 2/15/21	455,000	477
News America, Inc., 6.90%, 8/15/39	120,000	139
TCI Communications, Inc., 8.75%, 8/1/15	1,030,000	1,251
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	1,650,000	2,149
Viacom, Inc., 3.875%, 12/15/21	275,000	281
Viacom, Inc., 6.875%, 4/30/36	615,000	770

Total		10,019

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	171

Balanced Portfolio

Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

Conglomerate/Diversified Manufacturing (0.1%)
The Dow Chemical Co., 4.25%, 11/15/20	930,000	967
The Dow Chemical Co., 7.60%, 5/15/14	460,000	520
Eastman Chemical Co., 7.25%, 1/15/24	85,000	107
Monsanto Co., 5.125%, 4/15/18	55,000	63

Total		1,657

Consumer Products (0.1%)
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	857
Unilever Capital Corp., 2.75%, 2/10/16	1,090,000	1,151

Total		2,008

Electric Utilities (1.0%)
Alabama Power Co., 3.95%, 6/1/21	780,000	855
Ameren Corp., 8.875%, 5/15/14	300,000	336
Appalachian Power Co., 4.60%, 3/30/21	390,000	428
Arizona Public Service Co., 5.05%, 9/1/41	355,000	398
Arizona Public Service Co., 8.75%, 3/1/19	95,000	121
Bruce Mansfield Unit, 6.85%, 6/1/34	494,547	537
Carolina Power & Light, Inc., 5.15%, 4/1/15	420,000	472
CenterPoint Energy, Inc., 6.50%, 5/1/18	380,000	444
Commonwealth Edison Co., 4.00%, 8/1/20	410,000	442
Commonwealth Edison Co., 5.875%, 2/1/33	115,000	139
Commonwealth Edison Co., 6.15%, 9/15/17	105,000	125
Connecticut Light & Power Co., 5.65%, 5/1/18	150,000	178
The Detroit Edison Co., 3.45%, 10/1/20	410,000	433
DTE Energy Co., 6.375%, 4/15/33	175,000	212
Duke Energy Corp., 6.25%, 6/15/18	40,000	47
Duke Energy Indiana, Inc., 3.75%, 7/15/20	775,000	832
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	1,065
Exelon Generation Co. LLC, 6.20%, 10/1/17	535,000	614
FirstEnergy Corp., 7.375%, 11/15/31	570,000	701
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	452,724	453
Mississippi Power Co., 4.75%, 10/15/41	595,000	633
Monongahela Power Co., Inc., 5.70%, 3/15/17 144A	860,000	969
Nevada Power Co., 5.95%, 3/15/16	60,000	69
Nextera Energy, Inc., 4.50%, 6/1/21	800,000	852
NSTAR, 4.50%, 11/15/19	40,000	44
Ohio Edison Co., 6.875%, 7/15/36	145,000	176
Ohio Power Co., 5.375%, 10/1/21	375,000	430
Pacific Gas & Electric Co., 3.50%, 10/1/20	1,175,000	1,227
Pacific Gas & Electric Co., 5.625%, 11/30/17	225,000	266
PacifiCorp., 3.85%, 6/15/21	780,000	846
Potomac Electric Power Co., 6.50%, 11/15/37	180,000	243
PPL Electric Utilities Corp., 3.00%, 9/15/21	160,000	162
PPL Energy Supply LLC, 6.50%, 5/1/18	150,000	171
Public Service Co. of Colorado, 3.20%, 11/15/20	520,000	539
Public Service Co. of Colorado, 5.80%, 8/1/18	140,000	168
Public Service Co. of New Mexico, 5.35%, 10/1/21	405,000	412
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,560
Puget Sound Energy, Inc., 6.274%, 3/15/37	550,000	715
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	275
Sempra Energy, 6.15%, 6/15/18	250,000	295

Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
South Carolina Electric & Gas Co., 6.05%, 1/15/38	295,000	383
Tampa Electric Co., 5.40%, 5/15/21	530,000	620
Tampa Electric Co., 6.10%, 5/15/18	405,000	487
Union Electric Co., 6.40%, 6/15/17	180,000	215
Union Electric Co., 6.70%, 2/1/19	180,000	219
Virginia Electric & Power Co., 3.45%, 9/1/22	680,000	713
Virginia Electric & Power Co., 5.40%, 4/30/18	55,000	66

Total		21,587

Electronics (0.2%)
Hewlett-Packard Co., 2.125%, 9/13/15	915,000	899
Hewlett-Packard Co., 3.00%, 9/15/16	555,000	559
Hewlett-Packard Co., 4.30%, 6/1/21	780,000	800
Hewlett-Packard Co., 4.65%, 12/9/21	645,000	680
International Business Machines Corp., 1.95%, 7/22/16	400,000	412
International Business Machines Corp., 2.00%, 1/5/16	520,000	533

Total		3,883

Food Processors (0.1%)
Archer-Daniels-Midland Co., 4.479%, 3/1/21	230,000	261
General Mills, Inc., 3.15%, 12/15/21	560,000	567
Kraft Foods, Inc., 6.125%, 2/1/18	410,000	481
Kraft Foods, Inc., 6.50%, 8/11/17	410,000	488
Mead Johnson Nutrition Co., 4.90%, 11/1/19	640,000	704

Total		2,501

Gas Pipelines (0.2%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	161
Energy Transfer Partners LP, 4.65%, 6/1/21	285,000	279
Energy Transfer Partners LP, 6.70%, 7/1/18	305,000	338
Enterprise Products Operating LLC, 3.20%, 2/1/16	585,000	606
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	800,000	914
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	795,000	896
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	280,000	308
Magellan Midstream Partners LP, 6.55%, 7/15/19	335,000	396
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	175,000	204
Southern Natural Gas Co., 5.90%, 4/1/17 144A	200,000	229
Spectra Energy Partners LP, 2.95%, 6/15/16	315,000	317
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	200,000	238
Williams Partners LP, 4.125%, 11/15/20	54,000	55
Williams Partners LP, 5.25%, 3/15/20	325,000	360

Total		5,301

Health Care/Pharmaceuticals (0.3%)
Amgen, Inc., 3.875%, 11/15/21	935,000	944
Aristotle Holding, Inc., 3.50%, 11/15/16 144A	560,000	570
Express Scripts, Inc., 3.125%, 5/15/16	155,000	156

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Medco Health Solutions, Inc., 7.125%, 3/15/18	750,000	874
Merck & Co., Inc., 3.875%, 1/15/21	590,000	664
Merck & Co., Inc., 5.75%, 11/15/36	30,000	38
Pfizer, Inc., 5.35%, 3/15/15	370,000	419
Roche Holdings, Inc., 6.00%, 3/1/19 144A	385,000	468
Sanofi-Aventis SA, 2.625%, 3/29/16	1,155,000	1,204
Wyeth, 5.50%, 2/15/16	25,000	29
Wyeth, 5.95%, 4/1/37	630,000	807

Total		6,173

Independent Finance (0.3%)
American International Group, Inc., 5.60%, 10/18/16	430,000	414
American International Group, Inc., 6.40%, 12/15/20	945,000	954
General Electric Capital Corp., 2.95%, 5/9/16	1,955,000	2,011
General Electric Capital Corp., 5.375%, 10/20/16	1,000,000	1,118
General Electric Capital Corp., 5.625%, 5/1/18	1,735,000	1,943

Total		6,440

Information/Data Technology (0.1%)
Oracle Corp., 3.875%, 7/15/20	760,000	837
SAIC, Inc., 4.45%, 12/1/20	385,000	410
SAIC, Inc., 5.95%, 12/1/40	520,000	572

Total		1,819

Life Insurance (0.2%)
American International Group, Inc., 4.875%, 9/15/16	745,000	705
MassMutual Global Funding II, 2.30%, 9/28/15 144A	850,000	853
Metropolitan Life Global Funding I, 3.65%, 6/14/18 144A	720,000	747
New York Life Global Funding, 2.45%, 7/14/16 144A	780,000	799
Prudential Financial, Inc., 4.50%, 11/15/20	780,000	784
Prudential Financial, Inc., 5.375%, 6/21/20	250,000	268
Prudential Financial, Inc., 5.70%, 12/14/36	170,000	169
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	385,000	494
UnitedHealth Group, Inc., 4.70%, 2/15/21	400,000	450

Total		5,269

Machinery (0.0%)
Caterpillar, Inc., 3.90%, 5/27/21	585,000	642

Total		642

Metals/Mining (0.3%)
Alcoa, Inc., 5.40%, 4/15/21	190,000	190
ArcelorMittal, 5.50%, 3/1/21	1,240,000	1,138
ArcelorMittal, 6.125%, 6/1/18	250,000	247
Barrick Gold Corp., 2.90%, 5/30/16	425,000	436
Barrick North America Finance LLC, 6.80%, 9/15/18	370,000	445
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	600,000	645
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	200,000	273
Teck Resources, Ltd., 10.75%, 5/15/19	1,580,000	1,928

	Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

	Metals/Mining continued
	Vale Overseas, Ltd., 5.625%, 9/15/19	1,140,000	1,256

	Total		6,558

	Natural Gas Distributors (0.1%)
	NiSource Finance Corp., 5.80%, 2/1/42	915,000	957

	Total		957

	Oil and Gas (0.8%)
	BP Capital Markets PLC, 3.561%, 11/1/21	300,000	312
	BP Capital Markets PLC, 4.50%, 10/1/20	185,000	204
	BP Capital Markets PLC, 4.75%, 3/10/19	1,320,000	1,466
	Canadian Natural Resources, Ltd., 5.70%, 5/15/17	391,000	462
	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	90,000	107
	Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	430
	ConocoPhillips, 6.00%, 1/15/20	1,175,000	1,451
	Encana Corp., 3.90%, 11/15/21	1,390,000	1,396
	Ensco PLC, 4.70%, 3/15/21	585,000	609
	EOG Resources, Inc., 4.40%, 6/1/20	245,000	272
	Hess Corp., 5.60%, 2/15/41	420,000	469
	Husky Energy, Inc., 7.25%, 12/15/19	80,000	98
	Marathon Oil Corp., 6.60%, 10/1/37	140,000	170
	Nabors Industries, Inc., 4.625%, 9/15/21 144A	830,000	843
	Nabors Industries, Inc., 6.15%, 2/15/18	655,000	732
	Nexen, Inc., 5.875%, 3/10/35	780,000	796
	Noble Energy, Inc., 4.15%, 12/15/21	1,115,000	1,154
	Noble Energy, Inc., 6.00%, 3/1/41	280,000	324
	Occidental Petroleum Corp., 4.125%, 6/1/16	315,000	352
	Pemex Project Funding Master Trust, 6.625%, 6/15/35	245,000	278
	Petro-Canada, 5.95%, 5/15/35	820,000	944
	Shell International Finance BV, 4.30%, 9/22/19	1,580,000	1,833
	Suncor Energy, Inc., 6.85%, 6/1/39	265,000	339
	Talisman Energy, Inc., 3.75%, 2/1/21	700,000	688
	Total Capital SA, 4.45%, 6/24/20	950,000	1,058
	Transocean, Inc., 5.05%, 12/15/16	360,000	368
	Transocean, Inc., 6.375%, 12/15/21	700,000	744
	Valero Energy Corp., 6.125%, 2/1/20	375,000	417

	Total		18,316

	Other Finance (0.1%)
	American Express Co., 6.15%, 8/28/17	590,000	675
	American Express Credit Corp., 5.125%, 8/25/14	750,000	806
	CVS Pass-Through Trust, 6.036%, 12/10/28	536,250	558
	The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	660,000	676

	Total		2,715

	Other Holdings (0.5%)
(f)	Mexico Cetes, 0.00%, 1/19/12	11,780,000	8,427
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	3,854,694	1,989
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	2,335,000	1,242

	Total		11,658

	Other Services (0.1%)
	American Tower Corp., 4.625%, 4/1/15	195,000	203
	American Tower Corp., 5.90%, 11/1/21	470,000	494
	American Tower Corp., 7.00%, 10/15/17	200,000	226
	Republic Services, Inc., 3.80%, 5/15/18	1,030,000	1,067
	Republic Services, Inc., 5.25%, 11/15/21	425,000	482

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	173

Balanced Portfolio

Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

Other Services continued
Waste Management, Inc., 4.60%, 3/1/21	440,000	477

Total		2,949

Paper and Forest Products (0.1%)
Georgia-Pacific LLC, 5.40%, 11/1/20 144A	560,000	620
International Paper Co., 7.30%, 11/15/39	565,000	688

Total		1,308

Railroads (0.1%)
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	390,000	404
Canadian National Railway Co., 5.85%, 11/15/17	140,000	168
CSX Corp., 5.60%, 5/1/17	490,000	560
Norfolk Southern Corp., 5.64%, 5/17/29	815,000	1,003

Total		2,135

Real Estate Investment Trusts (0.4%)
AvalonBay Communities, Inc., 3.95%, 1/15/21	675,000	674
Boston Properties LP, 3.70%, 11/15/18	790,000	807
BRE Properties, Inc., 5.20%, 3/15/21	535,000	552
BRE Properties, Inc., 5.50%, 3/15/17	245,000	266
Developers Diversified Realty Corp., 4.75%, 4/15/18	1,360,000	1,301
ERP Operating LP, 4.625%, 12/15/21	745,000	760
HCP, Inc., 3.75%, 2/1/16	335,000	341
HCP, Inc., 5.375%, 2/1/21	280,000	293
HCP, Inc., 6.00%, 1/30/17	400,000	433
HCP, Inc., 6.70%, 1/30/18	200,000	222
Health Care REIT, Inc., 3.625%, 3/15/16	290,000	285
Simon Property Group LP, 5.65%, 2/1/20	175,000	201
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	515,000	497
Vornado Realty LP, 4.25%, 4/1/15	490,000	507
Vornado Realty LP, 5.00%, 1/15/22	745,000	751
WEA Finance LLC, 7.125%, 4/15/18 144A	360,000	402
WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	65,000	71

Total		8,363

Restaurants (0.1%)
Darden Restaurants, Inc., 4.50%, 10/15/21	600,000	616
Darden Restaurants, Inc., 6.20%, 10/15/17	360,000	413
Yum! Brands, Inc., 3.75%, 11/1/21	455,000	462

Total		1,491

Retail Food and Drug (0.1%)
CVS Caremark Corp., 6.25%, 6/1/27	715,000	865
Delhaize Group, 6.50%, 6/15/17	770,000	905
Safeway, Inc., 6.35%, 8/15/17	1,170,000	1,327

Total		3,097

Retail Stores (0.2%)
The Home Depot, Inc., 4.40%, 4/1/21	205,000	231
The Home Depot, Inc., 5.40%, 3/1/16	175,000	202
The Home Depot, Inc., 5.875%, 12/16/36	70,000	88
Lowe’s Cos., Inc., 3.80%, 11/15/21	125,000	131
Lowe’s Cos., Inc., 5.125%, 11/15/41	145,000	161
Nordstrom, Inc., 6.25%, 1/15/18	225,000	266
Nordstrom, Inc., 7.00%, 1/15/38	265,000	352
Target Corp., 6.50%, 10/15/37	470,000	625
Wal-Mart Stores, Inc., 2.80%, 4/15/16	300,000	321
Wal-Mart Stores, Inc., 3.25%, 10/25/20	480,000	513
Wal-Mart Stores, Inc., 3.625%, 7/8/20	250,000	274

	Investment Grade Segment (9.8%)	Shares/ $ Par	Value $ (000’s)

	Retail Stores continued
	Wal-Mart Stores, Inc., 4.875%, 7/8/40	415,000	479

	Total		3,643

	Telecommunications (0.6%)
	America Movil SAB de CV, 2.375%, 9/8/16	430,000	429
	America Movil SAB de CV, 5.00%, 3/30/20	1,010,000	1,116
	AT&T Corp., 8.00%, 11/15/31	380,000	537
	AT&T Mobility LLC, 7.125%, 12/15/31	2,740,000	3,546
	AT&T, Inc., 2.95%, 5/15/16	865,000	901
	CenturyLink, Inc., 5.15%, 6/15/17	465,000	461
	Qwest Corp., 6.50%, 6/1/17	595,000	650
	Qwest Corp., 8.375%, 5/1/16	115,000	132
	Rogers Communications, Inc., 6.375%, 3/1/14	875,000	965
	Telefonica Emisiones SAU, 3.729%, 4/27/15	555,000	532
	Verizon Communications, Inc., 5.85%, 9/15/35	1,425,000	1,703
	Verizon Communications, Inc., 6.25%, 4/1/37	400,000	493
	Verizon Communications, Inc., 6.35%, 4/1/19	770,000	938

	Total		12,403

	Tobacco (0.1%)
	Lorillard Tobacco Co., 7.00%, 8/4/41	625,000	657
	Philip Morris International, Inc., 2.50%, 5/16/16	800,000	827

	Total		1,484

	Vehicle Parts (0.0%)
	Johnson Controls, Inc., 5.25%, 12/1/41	750,000	795

	Total		795

	Total Investment Grade Segment
	(Cost: $205,663)		213,815

	Governments (9.1%)

	Governments (9.1%)
(e)	Federal Home Loan Bank, 2.00%, 1/27/23	1,830,000	1,832
	Israel Government AID Bond, 0.00%, 11/15/22	11,600,000	8,660
	Israel Government AID Bond, 0.00%, 11/15/23	11,500,000	8,085
	Israel Government AID Bond, 5.50%, 4/26/24	9,840,000	12,622
	Overseas Private Investment Corp., 4.10%, 11/15/14	1,306,240	1,376
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	6,100,000	6,403
	US Department of Housing & Urban Development, 6.17%, 8/1/14	10,350,000	10,668
(g)	US Treasury, 0.375%, 11/15/14	49,585,000	49,616
(g)	US Treasury, 0.875%, 11/30/16	2,100,000	2,106
	US Treasury, 1.00%, 9/30/16	4,535,000	4,582
	US Treasury, 1.00%, 10/31/16	29,485,000	29,771
	US Treasury, 1.375%, 11/30/18	3,100,000	3,111
(g)	US Treasury, 1.75%, 10/31/18	7,790,000	8,018
	US Treasury, 2.00%, 11/15/21	2,600,000	2,630
	US Treasury, 2.125%, 8/15/21	4,245,000	4,354
	US Treasury, 2.375%, 5/31/18	1,604,000	1,720

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Balanced Portfolio

Balanced Portfolio

	Governments (9.1%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury, 3.125%, 11/15/41	2,410,000	2,525
	US Treasury, 3.375%, 11/15/19	2,290,000	2,610
(g)	US Treasury, 3.75%, 8/15/41	9,469,000	11,136
	US Treasury, 3.875%, 8/15/40	8,550,000	10,249
	US Treasury, 4.50%, 2/15/36	2,365,000	3,095
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	6,196,926	6,224
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	5,772,259	6,871

	Total Governments
	(Cost: $183,920)		198,264

	Municipal Bonds (0.8%)

	Municipal Bonds (0.8%)
	American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,312,000	1,421
	Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	70,000	91
	Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,040,000	1,188
	Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	400,000	454
	The City of New York, Series C-1, 5.517%, 10/1/37 GO	590,000	669
	Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	740,000	779
	Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,185,000	1,341
	Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,170,000	1,380
	Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	200,000	233
	Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	585,000	726
	Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	203,000	249
	Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	415,000	581
	Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	2,550,000	2,669
	New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	432,000	493
	New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	115,000	140
	Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	930,000	959
	State of California, Series 2010, 5.70%, 11/1/21 GO	780,000	852
	State of California, Series 2010, 7.60%, 11/1/40 GO	370,000	457
	State of Illinois, Series 2011, 4.961%, 3/1/16 GO	1,315,000	1,389
	Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	355,000	394

Municipal Bonds (0.8%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	820,000	976

Total Municipal Bonds
(Cost: $15,766)		17,441

Structured Products (19.5%)

Structured Products (19.5%)
Ally Auto Receivables Trust, Series 2009-B, Class C, 4.06%, 5/16/16 144A	2,880,000	3,005
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.383%, 2/14/43 IO	29,148,289	379
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,486,610	1,082
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	1,806,137	1,173
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.353%, 1/25/37	951,691	378
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.383%, 5/25/37	1,088,446	564
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.723%, 2/10/51	3,400,000	3,720
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.727%, 3/15/49	1,850,000	1,903
Citigroup Commerical Mortgage Trust, Series 2008-C7, Class A4, 6.072%, 12/10/49	5,000,000	5,553
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	526,590	537
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	455,768	461
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.886%, 11/15/44	2,600,000	2,882
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,125,000	1,224
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	2,238,937	2,005
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	1,668,841	1,455
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.970%, 2/15/31 IO	17,608,304	414

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	175

Balanced Portfolio

Structured Products (19.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.471%, 10/15/30 IO 144A	936,357	16
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	4,819,379	4,723
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.515%, 8/25/20 IO	17,320,213	1,494
Federal Home Loan Mortgage Corp., 3.50%, 10/1/20	844,976	883
Federal Home Loan Mortgage Corp., 3.50%, 11/1/25	2,266,453	2,364
Federal Home Loan Mortgage Corp., 3.50%, 2/1/26	1,399,999	1,461
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	3,804,047	3,969
Federal Home Loan Mortgage Corp., 3.50%, 8/1/26	55,072	57
Federal Home Loan Mortgage Corp., 3.50%, 1/1/41	1,796,085	1,846
Federal Home Loan Mortgage Corp., 3.50%, 12/1/41	2,790,000	2,867
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	795,017	842
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	937,017	984
Federal Home Loan Mortgage Corp., 4.00%, 9/1/25	3,818,551	4,009
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	12,452,543	13,079
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	14,498,709	15,231
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	9,630,046	10,116
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,085,405	1,168
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	916,537	955
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	5,461,201	5,750
Federal Home Loan Mortgage Corp., 4.50%, 2/1/39	684,206	726
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	1,481,208	1,583
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	3,212,430	3,424
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	25,267,314	26,784
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	567,959	612
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	420,966	457
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,505,687	1,636

	Structured Products (19.5%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	10,255,386	11,278
	Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	8,574,350	9,309
	Federal Home Loan Mortgage Corp., 5.00%, 8/1/39	867,324	937
	Federal Home Loan Mortgage Corp., 5.00%, 2/1/41	737,959	796
	Federal Home Loan Mortgage Corp., 5.00%, 3/1/41	280,852	302
	Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	1,538,134	1,657
	Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	7,307,098	7,862
	Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	10,985,331	11,823
	Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	417,404	453
	Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	911,912	997
	Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	179,764	196
.	Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	1,313,797	1,435
	Federal Home Loan Mortgage Corp., 5.50%, 6/1/33	80,555	88
	Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,155,777	2,347
	Federal Home Loan Mortgage Corp., 5.50%, 1/1/37	3,637,428	3,956
	Federal Home Loan Mortgage Corp., 5.50%, 8/1/38	2,227,250	2,422
	Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	4,393,238	4,864
	Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	1,303,955	1,334
	Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	1,043,927	1,152
	Federal Home Loan Mortgage Corp. TBA, 3.50%, 1/1/27	43,300,000	45,134
	Federal National Mortgage Association, 3.50%, 4/1/26	1,195,006	1,251
	Federal National Mortgage Association, 4.00%, 6/1/19	518,658	552
	Federal National Mortgage Association, 4.50%, 6/1/19	5,073,557	5,510
	Federal National Mortgage Association, 4.50%, 12/1/19	463,579	503
	Federal National Mortgage Association, 4.50%, 11/1/40	3,767,605	4,012
	Federal National Mortgage Association, 4.50%, 1/1/41	3,436,489	3,674

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Balanced Portfolio

Balanced Portfolio

Structured Products (19.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.50%, 2/1/41	10,982,366	11,696
Federal National Mortgage Association, 4.50%, 3/1/41	535,465	571
Federal National Mortgage Association, 4.50%, 4/1/41	500,483	533
Federal National Mortgage Association, 4.50%, 5/1/41	16,689,384	17,774
Federal National Mortgage Association, 5.00%, 3/1/20	1,686,762	1,839
Federal National Mortgage Association, 5.00%, 4/1/20	605,083	660
Federal National Mortgage Association, 5.00%, 5/1/20	2,542,679	2,763
Federal National Mortgage Association, 5.00%, 4/1/35	2,047,260	2,263
Federal National Mortgage Association, 5.00%, 7/1/35	3,094,580	3,421
Federal National Mortgage Association, 5.00%, 10/1/35	1,306,955	1,445
Federal National Mortgage Association, 5.00%, 5/1/38	4,758,967	5,144
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	9,073,593	9,379
Federal National Mortgage Association, 5.38%, 1/1/17	2,848,000	3,175
Federal National Mortgage Association, 5.50%, 4/1/21	946,206	1,034
Federal National Mortgage Association, 5.50%, 3/1/35	5,100,417	5,630
Federal National Mortgage Association, 5.50%, 9/1/35	6,365,094	6,990
Federal National Mortgage Association, 5.50%, 11/1/35	7,968,406	8,751
Federal National Mortgage Association, 5.50%, 11/1/37	4,316,090	4,515
Federal National Mortgage Association, 6.00%, 5/1/35	305,103	337
Federal National Mortgage Association, 6.00%, 6/1/35	612,124	677
Federal National Mortgage Association, 6.00%, 7/1/35	3,672,020	4,061
Federal National Mortgage Association, 6.00%, 10/1/35	591,912	655
Federal National Mortgage Association, 6.00%, 11/1/35	4,131,812	4,584
Federal National Mortgage Association, 6.00%, 9/1/36	1,498,171	1,662
Federal National Mortgage Association, 6.00%, 3/1/38	817,541	905
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	4,322,980	4,853

Structured Products (19.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.50%, 7/1/37	5,176,514	5,814
Federal National Mortgage Association, 6.75%, 4/25/18	718,024	760
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	3,304,809	3,362
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	4,401,638	4,692
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	4,200,000	4,630
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	500,000	543
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.857%, 7/12/38 144A	400,000	443
Government National Mortgage Association, 5.00%, 7/15/33	1,226,721	1,367
Government National Mortgage Association, 5.50%, 1/15/32	78,986	89
Government National Mortgage Association, 5.50%, 2/15/32	906,486	1,025
Government National Mortgage Association, 5.50%, 9/15/32	24,491	28
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	198,000	213
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, 4.859%, 8/10/42	2,000,000	2,064
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.646%, 3/18/51 144A	9,095,000	10,009
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB, 5.857%, 2/15/51	700,000	748
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.874%, 4/15/45	4,000,000	4,489
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class AM, 5.217%, 2/15/31	2,630,000	2,714
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	2,250,000	2,753
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	484,158	498
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	373,942	392

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	177

Balanced Portfolio

	Structured Products (19.5%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.363%, 1/25/37	2,223,310	592
	Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	2,205,000	2,476
	Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	199,756	204
(n)	RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	291,240	233
	Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	2,937,899	2,958
	TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.383%, 3/25/37	531,003	512
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.387%, 6/25/37	1,957,161	1,935
	Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.403%, 3/25/37	1,266,033	1,239
	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, 1/15/45	4,000,000	4,071
	Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.799%, 11/25/34	737,306	685
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	65,049	65
	Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	62,317	64
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	357,130	370
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	2,283,854	2,178

	Total Structured Products
	(Cost: $411,094)		427,147

	Below Investment Grade Segment (5.0%)
	Aerospace/Defense (0.0%)
	Bombardier, Inc., 7.75%, 3/15/20 144A	230,000	251
	Huntington Ingalls Industries, Inc., 6.875%, 3/15/18 144A	265,000	260
	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21 144A	265,000	260
	Triumph Group, Inc., 8.625%, 7/15/18	290,000	317

	Total		1,088

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Autos/Vehicle Parts (0.3%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	180,000	195
	American Axle & Manufacturing, Inc., 7.75%, 11/15/19	65,000	64
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	148,000	147
	Chrysler Group LLC/CG Co.-Issuer, Inc., 8.00%, 6/15/19 144A	540,000	494
	Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25%, 6/15/21 144A	245,000	223
	Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	290,000	303
	Exide Technologies, 8.625%, 2/1/18	155,000	119
	Ford Motor Co., 7.45%, 7/16/31	1,060,000	1,272
	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	310,000	311
	Ford Motor Credit Co. LLC, 5.875%, 8/2/21	1,425,000	1,485
	Ford Motor Credit Co. LLC, 6.625%, 8/15/17	255,000	278
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	140,000	159
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	435,000	512
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	175,000	191
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	124,000	137
	Jaguar Land Rover PLC, 7.75%, 5/15/18 144A	165,000	157
	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	272,000	273
	Visteon Corp., 6.75%, 4/15/19 144A	330,000	329

	Total		6,649

	Basic Materials (0.5%)
	AbitibiBowater, Inc., 10.25%, 10/15/18 144A	200,000	221
	AK Steel Corp., 7.625%, 5/15/20	195,000	183
	Aleris International, Inc., 7.625%, 2/15/18	220,000	214
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	205,000	207
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	205,000	203
	Berry Plastics Corp., 8.25%, 11/15/15	130,000	138
	Berry Plastics Corp., 9.50%, 5/15/18	290,000	291
(c)	BWAY Parent Co., Inc., 10.125%, 11/1/15	161,427	157
	Cascades, Inc., 7.875%, 1/15/20	100,000	97
(d)	Catalyst Paper Corp., 11.00%, 12/15/16 144A	145,000	77
	Chemtura Corp., 7.875%, 9/1/18	120,000	124
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	200,000	213
	CONSOL Energy, Inc., 8.00%, 4/1/17	145,000	159
	CONSOL Energy, Inc., 8.25%, 4/1/20	110,000	122
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	145,000	141
	FMG Resources Property, Ltd., 6.875%, 2/1/18 144A	165,000	158
	FMG Resources Property, Ltd., 7.00%, 11/1/15 144A	290,000	293

The Accompanying Notes are an Integral Part of the Financial Statements.

178	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	FMG Resources Property, Ltd., 8.25%, 11/1/19 144A	320,000	326
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	235,000	220
	Huntsman International LLC, 8.625%, 3/15/20	145,000	154
	James River Coal Co., 7.875%, 4/1/19	80,000	60
	Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16 144A	80,000	80
	Mirabela Nickel, Ltd., 8.75%, 4/15/18 144A	260,000	233
	Momentive Performance Materials, Inc., 9.00%, 1/15/21	145,000	110
	Murray Energy Corp., 10.25%, 10/15/15 144A	300,000	298
(d)	NewPage Corp., 10.00%, 5/1/12	770,000	54
(d)	NewPage Corp., 11.375%, 12/31/14	240,000	177
	Novelis, Inc., 7.25%, 2/15/15	534,000	530
	Omnova Solutions, Inc., 7.875%, 11/1/18	145,000	125
	Patriot Coal Corp., 8.25%, 4/30/18	150,000	144
	Peabody Energy Corp., 6.00%, 11/15/18 144A	440,000	449
	Peabody Energy Corp., 6.25%, 11/15/21 144A	160,000	166
	Quadra FNX Mining, Ltd., 7.75%, 6/15/19 144A	245,000	277
	Reynolds Group Holdings, Ltd., 8.25%, 2/15/21 144A	305,000	270
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21 144A	520,000	517
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	915,000	931
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19 144A	130,000	136
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.75%, 10/15/16 144A	245,000	258
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19 144A	235,000	223
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19 144A	155,000	150
	Sealed Air Corp., 8.125%, 9/15/19 144A	110,000	120
	Severstal Columbus LLC, 10.25%, 2/15/18	185,000	194
	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	80,000	71
	TPC Group LLC, 8.25%, 10/1/17	235,000	235
	United States Steel Corp., 7.375%, 4/1/20	220,000	215
	Vedanta Resources PLC, 8.25%, 6/7/21 144A	250,000	194
	Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	205,000	125
	Vertellus Specialties, Inc., 9.375%, 10/1/15 144A	120,000	92

	Total		10,132

	Builders/Building Materials (0.1%)
	Associated Materials LLC, 9.125%, 11/1/17	120,000	105
	Calcipar SA, 6.875%, 5/1/18 144A	80,000	72
	Cemex SAB de CV, 9.00%, 1/11/18 144A	275,000	219
	KB Home, 7.25%, 6/15/18	290,000	261

Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

Builders/Building Materials continued
KB Home, 9.10%, 9/15/17	120,000	114
Lennar Corp., 6.95%, 6/1/18	185,000	180
Nortek, Inc., 8.50%, 4/15/21 144A	245,000	207
Texas Industries, Inc., 9.25%, 8/15/20	120,000	108

Total		1,266

Capital Goods (0.1%)
Case New Holland, Inc., 7.875%, 12/1/17	205,000	232
CNH Capital LLC, 6.25%, 11/1/16 144A	130,000	134
JMC Steel Group, 8.25%, 3/15/18 144A	150,000	146
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14	228,000	234
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17 144A	240,000	279
SPX Corp., 6.875%, 9/1/17	295,000	319

Total		1,344

Consumer Products/Retailing (0.3%)
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19 144A	180,000	185
Hanesbrands, Inc., 6.375%, 12/15/20	295,000	299
J.C. Penney Corp., Inc., 7.40%, 4/1/37	165,000	154
J.C. Penney Corp., Inc., 7.95%, 4/1/17	80,000	87
Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/19	155,000	140
Levi Strauss & Co., 7.625%, 5/15/20	290,000	296
Limited Brands, Inc., 6.625%, 4/1/21	235,000	249
Limited Brands, Inc., 8.50%, 6/15/19	110,000	128
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	590,000	659
Macy’s Retail Holdings, Inc., 6.375%, 3/15/37	130,000	151
Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	280,000	309
Macy’s Retail Holdings, Inc., 8.125%, 7/15/15	715,000	826
Phillips-Van Heusen Corp., 7.375%, 5/15/20	145,000	157
RadioShack Corp., 6.75%, 5/15/19	130,000	112
Revlon Consumer Products Corp., 9.75%, 11/15/15	335,000	356
Rite Aid Corp., 9.375%, 12/15/15	125,000	121
Rite Aid Corp., 10.25%, 10/15/19	135,000	149
Rite Aid Corp., 10.375%, 7/15/16	255,000	271
Sally Beauty Holdings, Inc., 6.875%, 11/15/19 144A	110,000	115
Sears Holdings Corp., 6.625%, 10/15/18	335,000	255
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	55,000	60
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	110,000	120
SUPERVALU, Inc., 7.50%, 11/15/14	480,000	488
SUPERVALU, Inc., 8.00%, 5/1/16	210,000	217
Tops holding Corp./Tops Markets LLC, 10.125%, 10/15/15	220,000	230
Toys R US Property Co. I LLC, 10.75%, 7/15/17	175,000	191
Toys R US Property Co. II LLC, 8.50%, 12/1/17	130,000	135
Toys R US, Inc.-Delaware, Inc., 7.375%, 9/1/16 144A	220,000	221
Visant Corp., 10.00%, 10/1/17	295,000	270

Total		6,951

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	179

Balanced Portfolio

Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

Energy (0.9%)
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	315,000	313
Anadarko Petroleum Corp., 6.375%, 9/15/17	780,000	904
ATP Oil & Gas Corp., 11.875%, 5/1/15	160,000	105
Bill Barrett Corp., 7.625%, 10/1/19	240,000	251
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 144A	150,000	151
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	205,000	207
Chaparral Energy, Inc., 8.25%, 9/1/21	295,000	299
Chesapeake Energy Corp., 6.125%, 2/15/21	475,000	488
Chesapeake Energy Corp., 7.25%, 12/15/18	170,000	188
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 144A	110,000	114
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	270,000	298
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	135,000	146
Comstock Resources, Inc., 7.75%, 4/1/19	295,000	280
Concho Resources, Inc., 7.00%, 1/15/21	135,000	145
Connacher Oil and Gas, Ltd., 8.50%, 8/1/19 144A	325,000	294
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	155,000	169
Denbury Resources, Inc., 8.25%, 2/15/20	148,000	165
El Paso Corp., 7.00%, 6/15/17	515,000	564
El Paso Corp., 7.25%, 6/1/18	325,000	356
El Paso Corp., 7.75%, 1/15/32	320,000	370
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	1,115,000	1,148
Energy Partners, Ltd., 8.25%, 2/15/18	175,000	167
Energy Transfer Equity LP, 7.50%, 10/15/20	365,000	399
EXCO Resources, Inc., 7.50%, 9/15/18	145,000	137
Exterran Holdings, Inc., 7.25%, 12/1/18	355,000	337
Forest Oil Corp., 7.25%, 6/15/19	200,000	204
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	120,000	126
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	215,000	230
Key Energy Services, Inc., 6.75%, 3/1/21	300,000	300
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	910,000	926
Kodiak Oil & Gas Corp., 8.125%, 12/1/19 144A	150,000	155
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19 144A	380,000	377
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	190,000	198
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	145,000	151
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	145,000	152
Martin Midstream Partners LP/Martin Midstream Finance Corp., 8.875%, 4/1/18	145,000	149
McJunkin Red Man Corp., 9.50%, 12/15/16	175,000	178
Newfield Exploration Co., 6.875%, 2/1/20	1,170,000	1,252
Newfield Exploration Co., 7.125%, 5/15/18	255,000	272
Oasis Petroleum, Inc., 6.50%, 11/1/21	290,000	288
Offshore Group Investments, Ltd., 11.50%, 8/1/15	265,000	287
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18 144A	455,000	446

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Oil States International, Inc., 6.50%, 6/1/19	165,000	169
	Plains Exploration & Production Co., 6.625%, 5/1/21	270,000	283
	Plains Exploration & Production Co., 6.75%, 2/1/22	265,000	278
	Plains Exploration & Production Co., 8.625%, 10/15/19	365,000	401
	QEP Resources, Inc., 6.875%, 3/1/21	240,000	259
	Range Resources Corp., 5.75%, 6/1/21	635,000	687
	Rosetta Resources, Inc., 9.50%, 4/15/18	290,000	313
	SandRidge Energy, Inc., 7.50%, 3/15/21	440,000	437
	SandRidge Energy, Inc., 8.00%, 6/1/18 144A	260,000	263
	SandRidge Energy, Inc., 9.875%, 5/15/16 144A	220,000	235
	SESI LLC, 6.375%, 5/1/19	265,000	270
	SESI LLC, 7.125%, 12/15/21 144A	150,000	157
	SM Energy Co., 6.50%, 11/15/21 144A	120,000	124
	SM Energy Co., 6.625%, 2/15/19 144A	230,000	239
	Swift Energy Co., 8.875%, 1/15/20	235,000	247
	Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	190,000	196
	Venoco, Inc., 8.875%, 2/15/19	130,000	117
	W&T Offshore, Inc., 8.50%, 6/15/19 144A	245,000	254
	WPX Energy, Inc., 5.25%, 1/15/17 144A	590,000	593
	WPX Energy, Inc., 6.00%, 1/15/22 144A	735,000	752

	Total		19,960

	Financials (0.5%)
	Ally Financial, Inc., 7.50%, 9/15/20	190,000	192
	Ally Financial, Inc., 8.00%, 3/15/20	370,000	379
	Ally Financial, Inc., 8.00%, 11/1/31	454,000	435
	American General Finance Corp., 5.40%, 12/1/15	385,000	280
	AmSouth Bank, 5.20%, 4/1/15	240,000	223
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	212,440	212
	CIT Group, Inc., 7.00%, 5/2/16 144A	350,000	350
	CIT Group, Inc., 7.00%, 5/2/17 144A	270,000	270
	E*TRADE Financial Corp., 6.75%, 6/1/16	165,000	160
	Eksportfinans ASA, 2.00%, 9/15/15	4,000,000	3,313
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	195,000	202
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	150,000	156
	International Automotive Components Group S.L., 9.125%, 6/1/18 144A	80,000	72
	International Lease Finance Corp., 5.75%, 5/15/16	415,000	385
	International Lease Finance Corp., 6.25%, 5/15/19	410,000	379
	International Lease Finance Corp., 7.125%, 9/1/18 144A	955,000	988
	International Lease Finance Corp., 8.625%, 9/15/15	85,000	87
	International Lease Finance Corp., 8.75%, 3/15/17	390,000	402
	International Lease Finance Corp., 8.875%, 9/1/17	190,000	197
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	490,000	126
	NB Capital Trust IV, 8.25%, 4/15/27	180,000	166
	Regions Financial Corp., 5.75%, 6/15/15	630,000	602
	Regions Financial Corp., 7.75%, 11/10/14	430,000	432

The Accompanying Notes are an Integral Part of the Financial Statements.

180	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	SLM Corp., 6.25%, 1/25/16	520,000	506
	SLM Corp., 8.00%, 3/25/20	840,000	848
	SLM Corp., 8.45%, 6/15/18	195,000	201
(d,m)	Washington Mutual Bank, 6.75%, 5/20/36	580,000	-
(d,m)	Washington Mutual Bank, 6.875%, 6/15/11	1,115,000	-

	Total		11,563

	Foods (0.2%)
	Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	133,000	135
	Constellation Brands, Inc., 7.25%, 9/1/16	835,000	917
	Constellation Brands, Inc., 7.25%, 5/15/17	210,000	231
	Cott Beverages, Inc., 8.125%, 9/1/18	45,000	49
	Cott Beverages, Inc., 8.375%, 11/15/17	195,000	210
	Dean Foods Co., 7.00%, 6/1/16	395,000	390
	Dean Foods Co., 9.75%, 12/15/18	175,000	186
	Dole Food Co., Inc., 8.00%, 10/1/16 144A	110,000	115
	Dole Food Co., Inc., 13.875%, 3/15/14	191,000	221
	JBS Finance II, Ltd., 8.25%, 1/29/18 144A	210,000	191
	JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	395,000	368
	Pilgrim’s Pride Corp., 7.875%, 12/15/18	205,000	193
	Smithfield Foods, Inc., 10.00%, 7/15/14	123,000	143
	TreeHouse Foods, Inc., 7.75%, 3/1/18	230,000	249

	Total		3,598

	Gaming/Leisure/Lodging (0.2%)
	AMC Entertainment, Inc., 8.75%, 6/1/19	225,000	233
	AMC Entertainment, Inc., 9.75%, 12/1/20	260,000	247
	Caesar’s Entertainment Operating Co., Inc., 12.75%, 4/15/18	145,000	115
	The Geo Group, Inc., 6.625%, 2/15/21	220,000	221
	Harrah’s Operating Co., 10.00%, 12/15/18	276,000	189
	Harrah’s Operating Co., 11.25%, 6/1/17	300,000	318
	Host Hotels & Resorts, Inc., 5.875%, 6/15/19 144A	45,000	46
	Host Hotels & Resorts, Inc., 6.00%, 10/1/21 144A	75,000	77
	MGM Resorts International, 7.625%, 1/15/17	175,000	167
	MGM Resorts International, 9.00%, 3/15/20	350,000	388
	MGM Resorts International, 11.125%, 11/15/17	355,000	405
	Penn National Gaming, Inc., 8.75%, 8/15/19	265,000	288
	Pinnacle Entertainment, Inc., 8.625%, 8/1/17	165,000	174
	Regal Entertainment Group, 9.125%, 8/15/18	155,000	166
	Scientific Games International, Inc., 9.25%, 6/15/19	165,000	175
	Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	80,000	83
	Speedway Motorsports, Inc., 6.75%, 2/1/19	205,000	207
	Speedway Motorsports, Inc., 8.75%, 6/1/16	330,000	360
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	110,000	121

	Total		3,980

	Health Care/Pharmaceuticals (0.5%)
	Alere, Inc., 8.625%, 10/1/18	200,000	197
	Apria Healthcare Group, Inc., 11.25%, 11/1/14	260,000	268
	Apria Healthcare Group, Inc., 12.375%, 11/1/14	130,000	119

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
(c)	Biomet, Inc., 10.375%, 10/15/17	155,000	168
	Capella Healthcare, Inc., 9.25%, 7/1/17	255,000	259
	Centene Corp., 5.75%, 6/1/17	235,000	234
	CHS/Community Health Systems, Inc., 8.00%, 11/15/19 144A	415,000	419
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	199,000	205
	Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	295,000	314
	Endo Pharmaceuticals Holdings, Inc., 7.25%, 1/15/22	525,000	558
	Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	65,000	68
	Gentiva Health Services, Inc., 11.50%, 9/1/18	375,000	308
	Grifols, Inc., 8.25%, 2/1/18	355,000	373
	HCA Holdings, Inc., 7.75%, 5/15/21	240,000	244
	HCA, Inc., 6.50%, 2/15/20	800,000	830
	HCA, Inc., 7.25%, 9/15/20	510,000	538
	HCA, Inc., 7.875%, 2/15/20	130,000	140
	HCA, Inc., 8.00%, 10/1/18	190,000	201
	HCA, Inc., 8.50%, 4/15/19	325,000	356
	HCA, Inc., 9.875%, 2/15/17	45,000	49
	Health Management Associates, Inc., 6.125%, 4/15/16	220,000	228
	Health Management Associates, Inc., 7.375%, 1/15/20 144A	150,000	156
	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 5/15/19	265,000	231
	Kindred Healthcare, Inc., 8.25%, 6/1/19	355,000	298
	Kinetic Concepts, Inc., 10.50%, 11/1/18 144A	160,000	157
	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	235,000	233
	Mylan, Inc./PA, 6.00%, 11/15/18 144A	220,000	226
	Mylan, Inc./PA, 7.625%, 7/15/17 144A	145,000	158
	Mylan, Inc./PA, 7.875%, 7/15/20 144A	85,000	94
	Patheon, Inc., 8.625%, 4/15/17 144A	265,000	211
	Service Corp. International, 7.00%, 5/15/19	205,000	216
	Service Corp. International, 8.00%, 11/15/21	110,000	123
	Tenet Healthcare Corp., 6.25%, 11/1/18 144A	235,000	239
	Tenet Healthcare Corp., 8.875%, 7/1/19	285,000	320
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	200,000	200
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	240,000	240
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	395,000	394
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	155,000	154
	Vanguard Health Systems, Inc., 0.00%, 2/1/16	4,000	3
	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	115,000	117

	Total		9,846

	Media (0.5%)
	Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 144A	120,000	125
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	368,120	425

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	181

Balanced Portfolio

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	300,000	304
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	375,000	391
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	145,000	153
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	150,000	158
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	160,000	171
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	285,000	302
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	170,000	183
	CSC Holdings LLC, 6.75%, 11/15/21 144A	320,000	337
	CSC Holdings LLC, 8.625%, 2/15/19	235,000	271
	CSC Holdings, Inc., 7.875%, 2/15/18	345,000	382
(c)	Dex One Corp., 12.00%, 1/29/17	537,599	120
	DISH DBS Corp., 6.75%, 6/1/21	330,000	355
	DISH DBS Corp., 7.125%, 2/1/16	475,000	512
	DISH DBS Corp., 7.875%, 9/1/19	200,000	226
	EH Holding Corp., 6.50%, 6/15/19 144A	265,000	276
	EH Holding Corp., 7.625%, 6/15/21 144A	165,000	173
	Intelsat Jackson Holdings SA, 7.25%, 4/1/19 144A	360,000	365
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	150,000	152
	Intelsat Jackson Holdings SA, 7.50%, 4/1/21 144A	350,000	354
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19	500,000	530
	Intelsat Jackson Holdings SA, 11.25%, 6/15/16	400,000	420
	Intelsat Luxembourg SA, 11.50%, 2/4/17 144A	525,000	507
	The McClatchy Co., 11.50%, 2/15/17	130,000	126
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	230,000	244
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	290,000	313
	Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	124,000	142
	QVC, Inc., 7.125%, 4/15/17 144A	415,000	440
	QVC, Inc., 7.375%, 10/15/20 144A	195,000	208
	QVC, Inc., 7.50%, 10/1/19 144A	230,000	247
	R. R. Donnelley & Sons Co., 7.25%, 5/15/18	100,000	97
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/1/17 144A	280,000	296
	Univision Communications, Inc., 7.875%, 11/1/20 144A	185,000	188
	UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	170,000	167
	UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	90,000	91
	Virgin Media Finance PLC, 8.375%, 10/15/19	110,000	121
	WMG Acquisition Corp., 11.50%, 10/1/18 144A	285,000	283

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	145,000	152

	Total		10,307

	Other Holdings (0.0%)
(n)	General Motors Co. Escrow, 7.20%, 1/15/12	200,000	4
(n)	General Motors Co. Escrow, 8.375%, 7/15/33	1,090,000	25

	Total		29

	Real Estate (0.0%)
	Colonial Realty LP, 6.05%, 9/1/16	360,000	369
	DuPont Fabros Technology LP, 8.50%, 12/15/17	125,000	134

	Total		503

	Services (0.0%)
(c)	ARAMARK Holdings Corp., 8.625%, 5/1/16 144A	85,000	88
	Mobile Mini, Inc., 7.875%, 12/1/20	295,000	297
	Production Resource Group, Inc., 8.875%, 5/1/19 144A	125,000	114
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	290,000	331

	Total		830

	Technology (0.2%)
	Amkor Technology, Inc., 6.625%, 6/1/21	260,000	250
	CommScope, Inc., 8.25%, 1/15/19 144A	135,000	135
	Equinix, Inc., 7.00%, 7/15/21	130,000	137
	Equinix, Inc., 8.125%, 3/1/18	280,000	305
	First Data Corp., 7.375%, 6/15/19 144A	240,000	226
	First Data Corp., 8.25%, 1/15/21 144A	305,000	273
	First Data Corp., 9.875%, 9/24/15	115,000	108
(c)	First Data Corp., 10.55%, 9/24/15	571,424	545
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	252,000	275
	Iron Mountain, Inc., 7.75%, 10/1/19	205,000	217
	MEMC Electronic Materials, Inc., 7.75%, 4/1/19	240,000	173
	Sanmina-SCI Corp., 7.00%, 5/15/19 144A	80,000	78
	Seagate HDD Cayman, 7.75%, 12/15/18 144A	290,000	308
	SunGard Data Systems, Inc., 7.375%, 11/15/18	190,000	194
	SunGard Data Systems, Inc., 7.625%, 11/15/20	240,000	247
	Travelport LLC, 9.875%, 9/1/14	255,000	152
	West Corp., 7.875%, 1/15/19	145,000	144
	West Corp., 8.625%, 10/1/18	295,000	298
	West Corp., 11.00%, 10/15/16	195,000	205

	Total		4,270

	Telecommunications (0.4%)
	Cincinnati Bell, Inc., 8.25%, 10/15/17	80,000	80
	Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	195,000	124
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	360,000	345
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.0%, 12/1/17 144A	195,000	163
	Cricket Communications, Inc., 7.75%, 10/15/20	860,000	753
	Cricket Communications, Inc., 10.00%, 7/15/15	125,000	125

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Frontier Communications Corp., 8.125%, 10/1/18	100,000	101
	Frontier Communications Corp., 8.25%, 4/15/17	175,000	179
	Frontier Communications Corp., 8.50%, 4/15/20	385,000	394
	Frontier Communications Corp., 8.75%, 4/15/22	160,000	158
	Frontier Communications Corp., 9.00%, 8/15/31	315,000	287
	GCI, Inc., 8.625%, 11/15/19	250,000	265
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	245,000	228
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	405,000	411
	NII Capital Corp., 7.625%, 4/1/21	475,000	471
	NII Capital Corp., 8.875%, 12/15/19	270,000	284
	PAETEC Holding Corp., 8.875%, 6/30/17	220,000	238
	SBA Telecommunications, Inc., 8.00%, 8/15/16	130,000	140
	SBA Telecommunications, Inc., 8.25%, 8/15/19	230,000	250
	Sprint Capital Corp., 6.90%, 5/1/19	455,000	374
	Sprint Nextel Corp., 6.00%, 12/1/16	330,000	274
	Sprint Nextel Corp., 8.375%, 8/15/17	575,000	515
	Sprint Nextel Corp., 9.00%, 11/15/18 144A	395,000	415
	Sprint Nextel Corp., 11.50%, 11/15/21 144A	295,000	292
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	220,000	200
	Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	210,000	188
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	518,896	380
	Windstream Corp., 7.75%, 10/15/20	905,000	936
	Windstream Corp., 7.875%, 11/1/17	225,000	244

	Total		8,814

	Transportation (0.0%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	295,000	281
	Florida East Coast Railway Corp., 8.125%, 2/1/17	175,000	173
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	230,000	252
	Teekay Corp., 8.50%, 1/15/20	115,000	110

	Total		816

	Utilities (0.3%)
	The AES Corp., 7.375%, 7/1/21 144A	195,000	210
	The AES Corp., 7.75%, 10/15/15	160,000	174
	The AES Corp., 8.00%, 10/15/17	325,000	358
	The AES Corp., 8.00%, 6/1/20	350,000	385
	Calpine Corp., 7.875%, 7/31/20 144A	495,000	533
	CMS Energy Corp., 4.25%, 9/30/15	595,000	601
	Dolphin Subsidiary II, Inc., 6.50%, 10/15/16 144A	400,000	426
	Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 144A	250,000	270
(d)	Dynegy Holdings, Inc., 7.75%, 6/1/19	235,000	154
	Edison Mission Energy, 7.00%, 5/15/17	415,000	270
	Edison Mission Energy, 7.20%, 5/15/19	270,000	169
	Edison Mission Energy, 7.75%, 6/15/16	440,000	321
	Elwood Energy LLC, 8.159%, 7/5/26	283,152	277
	Energy Future Holdings Corp., 10.00%, 1/15/20	395,000	415

	Below Investment Grade Segment (5.0%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	146,000	154
	IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,200,000	1,176
	Mirant Americas Generation LLC, 8.50%, 10/1/21	200,000	187
	NRG Energy, Inc., 7.375%, 1/15/17	275,000	285
	NRG Energy, Inc., 7.625%, 1/15/18	295,000	295
	NRG Energy, Inc., 7.625%, 5/15/19 144A	330,000	323
	NRG Energy, Inc., 8.25%, 9/1/20	35,000	35
	NV Energy, Inc., 6.25%, 11/15/20	340,000	352
	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	100,000	36

	Total		7,406

	Total Below Investment Grade Segment
	(Cost: $109,258)		109,352

	Short-Term Investments (18.6%)

	Autos (2.0%)
	American Honda Finance Corp., 0.805%, 11/7/12 144A	15,000,000	15,023
(b)	Fcar Owner Trust I, 0.20%, 1/12/12	9,000,000	8,999
(b)	Toyota Motor Credit Corp., 0.06%, 1/18/12	10,000,000	10,000
(b)	Toyota Motor Credit Corp., 0.10%, 2/23/12	10,000,000	9,999

	Total		44,021

	Banking (0.5%)
(b)	The Goldman Sachs Group, Inc., 0.65%, 5/25/12	10,000,000	9,961

	Total		9,961

	Commercial Banks Non-US (1.5%)
(b)	Bank of Nova Scotia, 0.578%, 10/5/12	6,800,000	6,807
(b)	Barclays US Funding LLC, 0.09%, 1/3/12	20,000,000	20,000
(b)	Rabobank Financial Corp., 0.15%, 1/20/12	5,000,000	5,000

	Total		31,807

	Commercial Banks US (0.9%)
(b)	Morgan Stanley, 0.638%, 1/9/12	15,000,000	15,000
	Wells Fargo & Co., 0.506%, 1/24/12	5,000,000	5,001

	Total		20,001

	Consumer Products/Retailing (1.9%)
(b)	Ebay, Inc., 0.11%, 3/1/12	20,000,000	19,986
(b)	Wal-mart Stores, 0.04%, 1/30/12	20,000,000	19,999

	Total		39,985

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	183

Balanced Portfolio

	Short-Term Investments (18.6%)	Shares/ $ Par	Value $ (000’s)

	Electric Utilities (0.7%)
(b)	Emerson Electric Co., 0.05%, 1/24/12	3,200,000	3,200
(b)	Exelon Corp., 0.38%, 1/6/12	12,932,000	12,931

	Total		16,131

	Federal Government & Agencies (2.2%)
(b)	Federal Home Loan Bank, 0.01%, 3/7/12	10,000,000	10,000
(b)	Federal Home Loan Bank, 0.01%, 3/28/12	30,000,000	29,998
(b)	Federal Home Loan Bank, 0.02%, 3/30/12	8,300,000	8,300

	Total		48,298

	Finance Services (1.8%)
(b)	Alpine Securitization, 0.23%, 1/19/12	10,000,000	9,999
(b)	Alpine Securitization Corp., 0.22%, 1/4/12	10,000,000	10,000
(b)	Govco LLC, 0.23%, 1/3/12	10,000,000	10,000
(b)	Govco LLC, 0.33%, 2/8/12	10,000,000	9,996

	Total		39,995

	Food Processors (0.7%)
(b)	Kellogg Co., 0.19%, 1/12/12	15,000,000	14,999

	Total		14,999

	Health Care/Pharmaceuticals (0.2%)
(b)	Roche Holdings, Inc., 0.04%, 1/3/12	5,000,000	5,000

	Total		5,000

	Information Technology (0.5%)
(b)	Cisco Systems, 0.07%, 1/10/12	10,000,000	10,000

	Total		10,000

	Miscellaneous Business Credit Institutions (1.1%)
(b)	General Electric Capital, 0.03%, 1/30/12	20,000,000	19,999
(b)	Unilever Capital, 0.07%, 1/6/12	5,000,000	5,000

	Total		24,999

	Oil and Gas (0.9%)
(b)	Devon Energy Corp., 0.37%, 1/3/12	10,000,000	10,000
(b)	Devon Energy Corp., 0.38%, 1/3/12	10,000,000	10,000

	Total		20,000

	Personal Credit Institutions (2.3%)
(b)	American Express Credit, 0.01%, 1/3/12	20,000,000	20,000
(b)	Old Line Funding LLC, 0.22%, 3/6/12	10,000,000	9,998

	Short-Term Investments (18.6%)	Shares/ $ Par	Value $ (000’s)

	Personal Credit Institutions continued
(b)	Straight-a Funding LLC, 0.10%, 1/18/12	20,000,000	19,999

	Total		49,997

	Restaurants (0.5%)
(b)	Darden Restaurants, Inc., 0.28%, 1/3/12	11,100,000	11,100

	Total		11,100

	Short Term Business Credit (0.9%)
(b)	Sheffield Receivables, 0.25%, 1/9/12	20,000,000	19,999

	Total		19,999

	Total Short-Term Investments
	(Cost: $406,312)		406,293

	Total Investments (103.2%)
	(Cost: $2,108,927)(a)		2,257,548

	Other Assets, Less
	Liabilities (-3.2%)		(69,408)

	Net Assets (100.0%)		2,188,140

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Balanced Portfolio

Balanced Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $109,562 representing 5.0% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $2,117,949 and the net unrealized appreciation of investments based on that cost was $139,599 which is comprised of $198,734 aggregate gross unrealized appreciation and $59,135 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $214)	3	3/12	$7
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $80,204)	1,314	3/12	2,083
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2011, $92,821)	757	3/12	483
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2011, $20,167)	141	3/12	(251)
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2011, $96,685)	744	3/12	(874)
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2011, $27,775)	176	3/12	418

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

— Mexican Cetes – Mexican Pesos

— Morgan Stanley – Brazilian Real

(g)	All or portion of the securities have been loaned. See Note 4G in the Notes to Financial Statements.

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	AUD	4,586	1/12	$167	$-	$167
Sell	Barclays Bank PLC	AUD	4,586	1/12	46	-	46
Sell	Barclays Bank PLC	BRL	4,255	2/12	9	-	9
Buy	Barclays Bank PLC	EUR	9,600	1/12	40	(70)	(30)
Sell	Barclays Bank PLC	EUR	19,200	1/12	1,622	-	1,622
Sell	Barclays Bank PLC	MXN	84,700	1/12	199	-	199

					$2,083	$(70)	$2,013

AUD — Australian Dollar

BRL — Brazilian Real

EUR — Euro

MXN — Mexican New Peso

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	185

Balanced Portfolio

(j)	Swap agreements outstanding on December 31, 2011.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
MSCI Daily Net EAFE Index	Goldman Sachs International	3-Month USD LIBOR - 24 Basis Points (Bps)	MSCI Daily Net EAFE Index Total Return	8/12	137,533	$5,338
Russell 1000 Growth Index Total Return	Credit Suisse International	Russell 1000 Growth Index Total Return	3-Month Usd Libor - 3 Bps	5/12	126,004	1,707
Russell 1000 Growth Index Total Return	JPMorgan Chase Bank, N.A.	Russell 1000 Growth Index Total Return	3-Month Usd Libor - 2 Bps	5/12	130,858	1,775
Russell 1000 Total Return Value Index	Credit Suisse International	3-Month Usd Libor + 4 Bps	Russell1000 Total Return Value Index	5/12	120,743	1,205
Russell 1000 Total Return Value Index	JPMorgan Chase Bank, N.A.	3-Month Usd Libor + 5 Bps	Russell1000 Total Return Value Index	5/12	125,387	1,249
Russell 2000 Growth Biotechnology Industry Index	Jpmorgan Chase London	3-Month USD LIBOR - 25 Bps	Russell 2000 Growth Biotechnology Industry Index	7/12	1,091	(4)
Russell 2000 Growth Index Total Return	Credit Suisse International	Russell 2000 Growth Index Total Return	3-Month Usd Libor - 55 Bps	5/12	31,944	445
Russell 2000 Value Index Total Return	Credit Suisse International	3-Month Usd Libor - 45 Bps	Russell 2000 Value Index Total Return	5/12	31,395	282
Russell Midcap Growth Index Total Return	Credit Suisse International	Russell Midcap Growth Index Total Return	3-Month USD LIBOR - 12 Bps	5/12	97,315	2,911
Russell Midcap Value Index Total Return	Credit Suisse International	3-Month USD LIBOR	Russell Midcap Value Index Total Return	5/12	96,418	(112)

						$14,796

(k)	Cash in the amount of $7,600 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2011.

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Balanced Portfolio

Balanced Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$808,687	$-	$-
Investment Companies	75,494	-	-
Preferred Stocks	-	1,055	-
US Government & Agency Bonds	-	198,264	-
Foreign Bonds	-	11,658	-
Municipal Bonds	-	17,441	-
Corporate Bonds	-	311,480	29
Structured Products	-	426,914	233
Short-Term Investments	-	406,293	-
Other Financial Instruments^
Futures	2,991	-	-
Forward Currency Contracts	-	2,083	-
Total Return Swaps	-	14,912	-
Liabilities:
Other Financial Instruments^
Futures	(1,125)	-	-
Forward Currency Contracts	-	(70)	-
Total Return Swaps	-	(116)	-
Total	$886,047	$1,389,914	$262

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	187

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Allocate the Portfolio’s assets among stocks, bonds and cash, adjusting the mix to capitalize on changing financial markets and economic conditions. The Portfolio will typically invest between 55% and 75% of its assets in equity securities.	$230 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the three market sectors. The Portfolio may invest in options, futures, forwards, exchange traded funds and swap agreements to gain exposure to certain markets, sectors or regions.

Market Overview

Equity markets finished 2011 with modest gains (as measured by the S&P 500® Stock Index), belying the extreme volatility that characterized much of the year. Early in 2011, equities benefited overall from modest economic and corporate profit growth, but an escalating series of crises—including the European sovereign debt debacle, the U.S. Treasury debt downgrade, and worry about the pace of the global economic recovery—pushed stocks lower. But equities rebounded beginning in October after the economic data turned out to be not as bad as feared. In that environment, large cap stocks outperformed shares of mid and small sized companies. For the year, returns for the S&P 500®, MidCap 400® and SmallCap 600® Indices were 2.11%, (1.73%), and 1.02%, respectively.

Turning to the fixed income markets, bonds enjoyed healthy gains in 2011—when worries about the European sovereign debt crisis, the U.S. Treasury debt downgrade, and a potential slowdown in the pace of the global economic recovery—sent investors looking for the relative safety of U.S. fixed income investments. Indeed, Treasurys enjoyed one of their best years ever, as measured by the performance of the 30-year bond. Investment grade corporate bonds also did well, benefiting from the comparative health of corporate America. For the year, returns for the Barclays Capital® U.S. Aggregate Index, Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index, and Merrill Lynch 3-Month T-Bill Index were 7.84%, 4.96%, and 0.10%, respectively.

Portfolio Results

The Portfolio returned (0.08%) for the twelve months ended December 31, 2011, trailing the 2.11% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Asset Allocation Portfolio Blended Composite Benchmark returned 1.07%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Growth Funds peer group had an average return of (1.47%), according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio trailed its blended benchmark but outperformed its peers in a year when many high level allocation decisions helped performance, while individual security selection decisions within the underlying sleeves largely detracted. With respect to the Portfolio’s asset allocation, it was beneficial to be neutral or slightly underweight equities in a year when stocks generally underperformed bonds. Within equities, the Portfolio favored international in general and emerging market issues in particular over domestic stocks early in the year, which also helped.

In the fixed income component, some of the Portfolio’s allocations decisions with respect to the high yield and investment-grade slices also helped performance. However, both the Portfolio’s equity and bond segments trailed their underlying benchmarks, resulting in underperformance for the Portfolio as a whole when compared with the blended benchmark.

During the period, the Portfolio made significant use of total return swap agreements with the intention of reducing the growth bias inherent in the Portfolio’s equity strategies. Use of these instruments slightly detracted from relative results during a year in which having a growth bias would have been beneficial due to the general outperformance of growth versus value stocks.

Portfolio Manager Outlook

We are cautiously optimistic about stocks and credit-sensitive bonds going forward. Corporate America has generally made progress improving balance sheets and engaging in shareholder-friendly behavior, such as increasing dividend payouts and buying back shares. In addition, stocks offer attractive valuations by some historical measures and carry dividend yields that are competitive with those offered by bonds. Within equities, we are likely to underweight the mid cap portion of the market as we favor small cap shares on the one hand, because they have less exposure to overseas economies, and large cap shares on the other hand, because they have more lines of business and levers to pull to maintain profitability in an uncertain environment. Within the fixed income allocation, we currently favor corporate bonds and secured government debt (such as government agency mortgages) over unsecured government debt (Treasurys).

188	Asset Allocation Portfolio

Asset Allocation Portfolio

However, we are mindful of the considerable risks the markets face from potential crises in Europe and a potential slowdown by emerging market economies, among others. Until we see signs of progress in Europe, financial stability, and better growth, we believe sharp market volatility will continue. In that sort of environment, we prefer to seek to reduce risk by being slightly underweight stocks in favor of more stable cash and bond positions, looking for a higher degree of certainty or more compelling valuations before going overweight equities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	-0.08%	1.87%	4.39%
S&P 500® Index	2.11%	-0.25%	2.92%
Barclays Capital® U.S. Aggregate Index	7.84%	6.50%	5.78%
Asset Allocation Portfolio Blended Composite Benchmark	1.07%	2.44%	5.47%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	-1.47%	0.90%	3.76%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/01. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Asset Allocation Portfolio	189

Asset Allocation Portfolio

Top 5 Equity Holdings 12/31/11

Security Description	% of Net Assets
Vanguard Emerging Markets ETF	3.0%
Apple, Inc.	1.9%
International Business Machines Corp.	1.2%
iShares MSCI EAFE Index Fund	1.2%
Exxon Mobil Corp.	1.2%

Top 5 Fixed Income Holdings by Issuer 12/31/11

Security Description	% of Net Assets
Federal Home Loan Mortgage Corp., Various	5.7%
US Treasury, Various	3.7%
Federal National Mortgage Association, Various	3.1%
Tennesse Valley Authority Stripped, 0.00%, 4/15/42	0.5%
The Goldman Sachs Group, Inc., Various	0.3%

Sector Allocation 12/31/11

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

190	Asset Allocation Portfolio

Asset Allocation Portfolio

Schedule of Investments

December 31, 2011

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (33.6%)

	Consumer Discretionary (4.2%)
*	Amazon.com, Inc.	3,700	640
	Coach, Inc.	13,000	793
	Comcast Corp. - Class A	37,700	894
*	Discovery Communications, Inc.	14,100	532
*	General Motors Co.	1,177	24
*	General Motors Co. - A Warrants	1,070	13
*	General Motors Co. - B Warrants	1,070	8
	The Home Depot, Inc.	17,800	748
	Johnson Controls, Inc.	19,600	613
*	Las Vegas Sands Corp.	14,500	620
	Limited Brands, Inc.	15,700	633
	McDonald’s Corp.	14,000	1,405
	NIKE, Inc. - Class B	4,400	424
*	O’Reilly Automotive, Inc.	13,700	1,095
*	Priceline.com, Inc.	1,000	468
	Starbucks Corp.	14,500	667

	Total		9,577

	Consumer Staples (3.3%)
	The Coca-Cola Co.	26,700	1,868
	Costco Wholesale Corp.	13,300	1,108
	CVS Caremark Corp.	16,805	685
	The Estee Lauder Cos., Inc. - Class A	4,500	506
*	Hansen Natural Corp.	4,400	405
	Kimberly-Clark Corp.	4,100	302
	Mead Johnson Nutrition Co.	12,300	845
	Philip Morris International, Inc.	24,000	1,884

	Total		7,603

	Energy (3.4%)
	Anadarko Petroleum Corp.	9,300	710
	Apache Corp.	4,800	435
	Chevron Corp.	2,900	309
	ConocoPhillips	3,800	277
	Exxon Mobil Corp.	31,500	2,670
	Halliburton Co.	13,800	476
	Kinder Morgan Energy Partners LP	2,300	195
	Occidental Petroleum Corp.	8,900	834
	Schlumberger, Ltd.	19,800	1,353
*	Weatherford International, Ltd.	42,100	616

	Total		7,875

	Financials (1.2%)
	American Express Co.	21,800	1,028
	HCP, Inc.	7,000	290
	Invesco, Ltd.	20,400	410
	JPMorgan Chase & Co.	8,900	296
	MetLife, Inc.	12,500	390

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Wells Fargo & Co.	17,000	468

	Total		2,882

	Health Care (3.2%)
	Abbott Laboratories	1,300	73
*	Agilent Technologies, Inc.	14,500	507
*	Alexion Pharmaceuticals, Inc.	12,900	922
	Allergan, Inc.	9,700	851
	Bristol-Myers Squibb Co.	12,600	444
*	Celgene Corp.	14,800	1,000
*	Cerner Corp.	11,500	704
	Covidien PLC	12,300	554
*	Intuitive Surgical, Inc.	2,500	1,158
	Johnson & Johnson	3,200	210
	Merck & Co., Inc.	7,900	298
	Pfizer, Inc.	15,200	329
	WellPoint, Inc.	6,100	404

	Total		7,454

	Industrials (3.2%)
	Caterpillar, Inc.	8,950	811
	Cummins, Inc.	6,500	572
	Danaher Corp.	19,400	913
	Dover Corp.	23,800	1,382
	FedEx Corp.	12,200	1,019
	Honeywell International, Inc.	21,850	1,187
	Pall Corp.	3,656	209
	Precision Castparts Corp.	2,600	428
	Union Pacific Corp.	8,150	863

	Total		7,384

	Information Technology (9.4%)
*	Apple, Inc.	10,900	4,414
*	Baidu, Inc., ADR	3,500	408
	Broadcom Corp. - Class A	15,200	446
	Cisco Systems, Inc.	57,400	1,038
*	Citrix Systems, Inc.	11,600	704
*	Cognizant Technology Solutions Corp. - Class A	16,000	1,029
*	EMC Corp.	31,700	683
*	Freescale Semiconductor Holdings I, Ltd.	44,400	562
*	Google, Inc. - Class A	3,300	2,131
	Intel Corp.	28,300	686
	International Business Machines Corp.	15,600	2,869
*	Juniper Networks, Inc.	16,400	335
	MasterCard, Inc. - Class A	2,700	1,007
	Microsoft Corp.	69,900	1,815
	Oracle Corp.	53,500	1,372
	Paychex, Inc.	7,400	223
	Qualcomm, Inc.	22,200	1,214
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	21,100	272

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	191

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	VMware, Inc. - Class A	5,300	441

	Total		21,649

	Materials (1.4%)
	Celanese Corp.	5,700	252
	CF Industries Holdings, Inc.	2,200	319
	Cliffs Natural Resources, Inc.	4,700	293
	Freeport-McMoRan Copper & Gold, Inc.	13,600	500
	LyondellBasell Industries NV - Class A	11,200	364
	Potash Corp. of Saskatchewan, Inc.	4,600	190
	Praxair, Inc.	10,700	1,144
	Southern Copper Corp.	3,600	109

	Total		3,171

	Other Holdings (2.4%)
	iShares iBoxx $ High Yield Corporate Bond Fund	23,310	2,085
	iShares iBoxx Investment Grade Corp. Bond Fund	17,380	1,977
	iShares Russell 1000 Growth Index Fund	26,300	1,520

	Total		5,582

	Telecommunication Services (1.1%)
	American Tower Corp. - Class A	19,800	1,188
	AT&T, Inc.	9,400	284
	CenturyLink, Inc.	6,400	238
	China Mobile, Ltd., ADR	5,300	257
	Deutsche Telekom AG, ADR	5,400	62
	France Telecom SA, ADR	3,300	52
	Verizon Communications, Inc.	7,800	313
	Vodafone Group PLC, ADR	3,900	109

	Total		2,503

	Utilities (0.8%)
	American Electric Power Co., Inc.	7,300	302
	Consolidated Edison, Inc.	5,200	322
	Dominion Resources, Inc.	4,650	247
	Exelon Corp.	6,300	273
	PPL Corp.	10,300	303
	Southern Co.	6,700	310

	Total		1,757

	Total Large Cap Common Stocks		77,437

	Mid Cap Common Stocks (9.5%)

	Consumer Discretionary (1.2%)
*	Bed Bath & Beyond, Inc.	7,100	412
*	BorgWarner, Inc.	3,200	204
	Chico’s FAS, Inc.	25,000	279
*	Deckers Outdoor Corp.	2,950	223
*	Dollar Tree, Inc.	3,250	270

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	GameStop Corp. - Class A	6,000	145
	Macy’s, Inc.	6,600	212
	The McGraw-Hill Cos., Inc.	5,500	247
*	Michael Kors Holdings, Ltd.	900	25
	Nordstrom, Inc.	6,000	298
*	Penn National Gaming, Inc.	7,000	266
	Polaris Industries, Inc.	5,300	297

	Total		2,878

	Consumer Staples (0.4%)
	Beam, Inc.	6,100	312
	Church & Dwight Co., Inc.	5,200	238
*	Ralcorp Holdings, Inc.	3,100	265

	Total		815

	Energy (0.8%)
*	Cameron International Corp.	6,200	305
*	Concho Resources, Inc.	2,000	188
	Core Laboratories N.V.	1,500	171
*	Denbury Resources, Inc.	18,100	273
*	FMC Technologies, Inc.	3,400	178
*	Oasis Petroleum, Inc.	19,600	570
	SM Energy Co.	3,000	219

	Total		1,904

	Financials (0.6%)
*	CBRE Group, Inc.	12,400	189
	DuPont Fabros Technology, Inc.	8,500	206
*	E*TRADE Financial Corp.	9,670	77
*	IntercontinentalExchange, Inc.	2,615	315
	Lazard, Ltd. - Class A	6,300	164
	New York Community Bancorp, Inc.	14,900	184
	Raymond James Financial, Inc.	8,900	276

	Total		1,411

	Health Care (1.1%)
	AmerisourceBergen Corp.	26,200	974
*	Covance, Inc.	6,200	283
*	DaVita, Inc.	5,550	421
*	Express Scripts, Inc.	8,000	358
*	IDEXX Laboratories, Inc.	2,500	192
*	Mettler-Toledo International, Inc.	2,400	355

	Total		2,583

	Industrials (1.3%)
*	BE Aerospace, Inc.	7,800	302
*	Corrections Corp. of America	17,000	346
	Expeditors International of Washington, Inc.	7,700	315
	Joy Global, Inc.	1,400	105
*	Kansas City Southern	4,300	293
	MSC Industrial Direct Co., Inc. - Class A	5,600	401
*	Owens Corning, Inc.	5,500	158
	Pitney Bowes, Inc.	11,000	204
	Robert Half International, Inc.	9,700	276

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Roper Industries, Inc.	4,034	350
*	WESCO International, Inc.	4,649	247

	Total		2,997

	Information Technology (2.2%)
*	Alliance Data Systems Corp.	4,900	509
	Altera Corp.	6,400	237
	Amphenol Corp. - Class A	6,900	313
*	Atmel Corp.	29,900	242
*	Autodesk, Inc.	10,500	318
	Avago Technologies, Ltd.	16,600	479
*	F5 Networks, Inc.	2,700	287
	Global Payments, Inc.	8,800	417
*	Informatica Corp.	6,600	244
	Microchip Technology, Inc.	12,300	451
*	Skyworks Solutions, Inc.	17,800	289
*	Teradata Corp.	3,100	150
*	VeriFone Systems, Inc.	9,100	323
	Western Union Co.	20,600	376
*	Zebra Technologies Corp. - Class A	10,900	390

	Total		5,025

	Materials (0.5%)
	Airgas, Inc.	2,600	203
	Ecolab, Inc.	5,700	330
	PPG Industries, Inc.	4,700	392
	Titanium Metals Corp.	11,200	168

	Total		1,093

	Other Holdings (0.9%)
	SPDR Barclays Capital High Yield Bond ETF	53,270	2,048

	Total		2,048

	Telecommunication Services (0.2%)
*	SBA Communications Corp. - Class A	7,500	322
	Windstream Corp.	20,700	243

	Total		565

	Utilities (0.3%)
	Ameren Corp.	9,400	311
	CenterPoint Energy, Inc.	16,200	326

	Total		637

	Total Mid Cap Common Stocks		21,956

	Small Cap Common Stocks (4.6%)

	Consumer Discretionary (0.7%)
*	American Public Education, Inc.	2,700	117
*	Bally Technologies, Inc.	1,750	69
*	Bravo Brio Restaurant Group, Inc.	6,700	115
*	Genesco, Inc.	2,650	164
*	Grand Canyon Education, Inc.	6,900	110

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	iRobot Corp.	3,600	107
*	Life Time Fitness, Inc.	2,450	114
*	LKQ Corp.	6,600	198
*	Mattress Firm Holding Corp.	2,700	63
	The Men’s Wearhouse, Inc.	4,700	152
	Monro Muffler Brake, Inc.	4,325	168
*	Red Robin Gourmet Burgers, Inc.	2,300	64
*	Shuffle Master, Inc.	9,700	114
*	Ulta Salon, Cosmetics & Fragrance, Inc.	950	62

	Total		1,617

	Consumer Staples (0.2%)
*	Heckmann Corp.	28,050	187
*	TreeHouse Foods, Inc.	2,944	192
*	United Natural Foods, Inc.	3,000	120

	Total		499

	Energy (0.4%)
*	Approach Resources, Inc.	4,200	124
	CARBO Ceramics, Inc.	750	92
*	Carrizo Oil & Gas, Inc.	5,700	150
*	Gulfport Energy Corp.	6,300	186
*	Kodiak Oil & Gas Corp.	14,400	137
*	Superior Energy Services, Inc.	5,700	162

	Total		851

	Financials (0.2%)
*	Altisource Portfolio Solutions SA	2,150	108
	Boston Private Financial Holdings, Inc.	16,300	129
	East West Bancorp, Inc.	6,900	136
*	Financial Engines, Inc.	3,650	81
*	Portfolio Recovery Associates, Inc.	796	54
*	Stifel Financial Corp.	800	26
*	WisdomTree Investments, Inc.	3,100	19

	Total		553

	Health Care (0.8%)
*	Akorn, Inc.	11,250	125
*	Align Technology, Inc.	4,466	106
*	DexCom, Inc.	15,559	145
*	Endologix, Inc.	11,541	132
*	Exact Sciences Corp.	15,000	122
*	HealthStream, Inc.	7,500	138
*	HMS Holdings Corp.	2,700	86
*	Impax Laboratories, Inc.	4,450	90
*	IPC The Hospitalist Co.	4,415	202
*	MAP Pharmaceuticals, Inc.	3,450	45
*	NxStage Medical, Inc.	4,650	83
*	Omnicell, Inc.	17,302	286
	U.S. Physical Therapy, Inc.	2,900	57
*	Volcano Corp.	2,250	54
*	Zoll Medical Corp.	1,500	95

	Total		1,766

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	193

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials (0.7%)
	Actuant Corp. - Class A	3,600	82
*	Chart Industries, Inc.	3,050	165
*	DXP Enterprises, Inc.	900	29
	Forward Air Corp.	5,200	167
*	GrafTech International, Ltd.	9,400	128
*	Heritage-Crystal Clean, Inc.	2,875	47
*	Huron Consulting Group, Inc.	4,050	157
*	The Keyw Holding Corp.	5,900	44
*	Mistras Group, Inc.	3,400	87
*	Polypore International, Inc.	1,350	59
	Robbins & Myers, Inc.	3,300	160
	Snap-on, Inc.	2,550	129
	Tennant Co.	2,450	95
*	TransDigm Group, Inc.	1,700	163
*	Westport Innovations, Inc.	2,650	88

	Total		1,600

	Information Technology (1.4%)
*	Advanced Energy Industries, Inc.	7,141	77
*	Ancestry.com, Inc.	3,750	86
*	BroadSoft, Inc.	3,750	113
*	Calix, Inc.	11,550	75
*	Cardtronics, Inc.	12,550	340
*	Cavium, Inc.	1,600	45
*	Cornerstone OnDemand, Inc.	3,550	65
*	Dice Holdings, Inc.	10,800	89
*	Diodes, Inc.	5,300	113
*	Equinix, Inc.	1,086	110
*	EZchip Semiconductor, Ltd.	3,550	101
*	Finisar Corp.	4,950	83
*	Higher One Holdings, Inc.	11,300	208
*	InterXion Holding NV	4,300	58
*	Microsemi Corp.	7,000	117
*	MicroStrategy, Inc. - Class A	400	43
	MKS Instruments, Inc.	4,700	131
*	Nanometrics, Inc.	7,400	136
	Pegasystems, Inc.	4,350	128
*	Riverbed Technology, Inc.	4,050	95
*	Sourcefire, Inc.	9,500	308
*	SPS Commerce, Inc.	8,200	213
*	Synchronoss Technologies, Inc.	5,450	165
*	Taleo Corp. - Class A	700	27
*	The Ultimate Software Group, Inc.	3,550	231

	Total		3,157

	Materials (0.1%)
	Balchem Corp.	4,100	166

	Total		166

	Other Holdings (0.0%)
	Market Vectors Junior Gold Miners ETF	4,600	114

	Total		114

	Domestic Common Stocks and Warrants (47.7%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.1%)
*	AboveNet, Inc.	2,450	159

	Total		159

	Total Small Cap Common Stocks		10,482

	Total Domestic Common Stocks and Warrants
	(Cost: $91,334)		109,875

	Investment Companies (4.2%)
	iShares MSCI EAFE Index Fund	57,900	2,868
	Vanguard Emerging Markets ETF	177,600	6,786

	Total Investment Companies
	(Cost: $10,417)		9,654

	Preferred Stocks (0.1%)

	Finance Services (0.1%)
	Ally Financial, Inc, 7.00%, 12/31/11 144A	91	65
	Ally Financial, Inc., 8.50%, 5/15/16	4,589	83
	GMAC Capital Trust I, 8.125%, 2/15/40	1,703	33

	Total Preferred Stocks
	(Cost: $220)		181

	Investment Grade Segment (5.7%)

	Aerospace/Defense (0.1%)
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	15,000	17
	Boeing Capital Corp., 2.125%, 8/15/16	35,000	36
	Goodrich Corp., 4.875%, 3/1/20	15,000	17
	L-3 Communications Corp., 5.20%, 10/15/19	70,000	71
	Lockheed Martin Corp., 3.35%, 9/15/21	10,000	10
	Meccanica Holdings USA, Inc., 6.25%, 7/15/19 144A	30,000	24
	Meccanica Holdings USA, Inc., 6.25%, 1/15/40 144A	15,000	11

	Total		186

	Auto Manufacturing (0.1%)
	Daimler Finance North America LLC, 2.625%, 9/15/16 144A	5,000	5
	Daimler Finance North America LLC, 3.00%, 3/28/16 144A	40,000	41
	Daimler Finance North America LLC, 3.875%, 9/15/21 144A	5,000	5
	PACCAR Financial Corp., 1.95%, 12/17/12	10,000	10
	PACCAR, Inc., 6.875%, 2/15/14	10,000	11

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)

Auto Manufacturing continued
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	45,000	46

Total		118

Banking (1.3%)
Bank of America Corp., 3.625%, 3/17/16	35,000	32
Bank of America Corp., 3.75%, 7/12/16	10,000	9
Bank of America Corp., 5.00%, 5/13/21	5,000	5
Bank of America Corp., 5.625%, 7/1/20	115,000	106
Bank of America Corp., 5.75%, 12/1/17	20,000	19
Bank of America Corp., 6.00%, 9/1/17	30,000	29
The Bank of New York Mellon Corp., 3.55%, 9/23/21	20,000	20
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/2/15 144A	300,000	289
Cie de Financement Foncier, 2.50%, 9/16/15 144A	50,000	48
Citigroup, Inc., 3.953%, 6/15/16	240,000	239
Countrywide Financial Corp., 5.80%, 6/7/12	40,000	40
Credit Suisse Guernsey, 5.86%, 12/31/49	5,000	4
Credit Suisse/New York NY, 5.50%, 5/1/14	125,000	130
The Goldman Sachs Group, Inc., 3.625%, 2/7/16	255,000	247
The Goldman Sachs Group, Inc., 5.25%, 7/27/21	30,000	29
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	5,000	5
The Goldman Sachs Group, Inc., 6.00%, 6/15/20	360,000	369
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	50,000	52
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	5,000	5
HSBC Holdings PLC, 5.10%, 4/5/21	35,000	37
JPMorgan Chase & Co., 3.15%, 7/5/16	305,000	307
JPMorgan Chase & Co., 4.35%, 8/15/21	70,000	71
JPMorgan Chase & Co., 6.00%, 1/15/18	30,000	34
JPMorgan Chase & Co., 7.90%, 4/29/49	35,000	37
Lloyds TSB Bank PLC, 4.875%, 1/21/16	25,000	24
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	20,000	17
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	120,000	116
Morgan Stanley, 2.875%, 7/28/14	120,000	113
Morgan Stanley, 3.80%, 4/29/16	120,000	111
Morgan Stanley, 5.75%, 1/25/21	15,000	14
Morgan Stanley, 7.30%, 5/13/19	5,000	5
PNC Funding Corp., 2.70%, 9/19/16	15,000	15
PNC Funding Corp., 4.375%, 8/11/20	65,000	70
The Royal Bank of Scotland PLC, 6.125%, 1/11/21	20,000	20
State Street Corp., 2.875%, 3/7/16	75,000	77
SunTrust Banks, Inc., 3.50%, 1/20/17	40,000	40
SunTrust Banks, Inc., 6.00%, 9/11/17	25,000	28
U.S. Bancorp, 3.442%, 2/1/16	45,000	47
Union Bank, 3.00%, 6/6/16	80,000	81
USB Capital XIII Trust, 6.625%, 12/15/39	20,000	20
Wachovia Corp., 5.75%, 2/1/18	5,000	6
Wells Fargo & Co., 2.625%, 12/15/16	70,000	70
Wells Fargo & Co., 4.60%, 4/1/21	45,000	49
Westpac Banking Corp., 3.00%, 8/4/15	20,000	20

Total		3,106

Beverage/Bottling (0.1%)
Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	15,000	18
Anheuser-Busch Cos., Inc., 4.50%, 4/1/18	5,000	6
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	70,000	110
The Coca-Cola Co., 3.15%, 11/15/20	50,000	53
PepsiCo, Inc., 7.90%, 11/1/18	35,000	47
Pernod Ricard SA, 5.75%, 4/7/21 144A	70,000	79

Total		313

Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite (0.3%)
Comcast Corp., 6.95%, 8/15/37	20,000	26
DIRECTV HOLDINGS LLC, 4.60%, 2/15/21	5,000	5
DIRECTV Holdings LLC/DIRECTV Financing Co., 6.375%, 3/1/41	35,000	40
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.00%, 3/1/21	45,000	48
Discovery Communications LLC, 5.05%, 6/1/20	25,000	27
Gannett Co., Inc., 7.125%, 9/1/18	30,000	30
Gannett Co., Inc., 9.375%, 11/15/17	40,000	43
Historic TW, Inc., 6.625%, 5/15/29	70,000	83
Historic TW, Inc., 6.875%, 6/15/18	10,000	12
NBCUniversal Media LLC, 2.875%, 4/1/16	35,000	36
NBCUniversal Media LLC, 6.40%, 4/30/40	15,000	18
News America, Inc., 4.50%, 2/15/21	65,000	68
News America, Inc., 6.90%, 8/15/39	10,000	12
TCI Communications, Inc., 8.75%, 8/1/15	60,000	73
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	55,000	72
Viacom, Inc., 3.875%, 12/15/21	20,000	20
Viacom, Inc., 6.875%, 4/30/36	45,000	56

Total		669

Conglomerate/Diversified Manufacturing (0.1%)
The Dow Chemical Co., 4.25%, 11/15/20	65,000	68
The Dow Chemical Co., 7.60%, 5/15/14	40,000	45
Eastman Chemical Co., 7.25%, 1/15/24	5,000	6

Total		119

Consumer Products (0.0%)
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	53
Unilever Capital Corp., 2.75%, 2/10/16	55,000	58

Total		111

Electric Utilities (0.5%)
Alabama Power Co., 3.95%, 6/1/21	50,000	55
Ameren Corp., 8.875%, 5/15/14	15,000	17
Appalachian Power Co., 4.60%, 3/30/21	20,000	22
Arizona Public Service Co., 5.05%, 9/1/41	10,000	11
Arizona Public Service Co., 8.75%, 3/1/19	10,000	13
Bruce Mansfield Unit, 6.85%, 6/1/34	29,091	32
Carolina Power & Light, Inc., 5.15%, 4/1/15	25,000	28
CenterPoint Energy, Inc., 6.50%, 5/1/18	20,000	23
Commonwealth Edison Co., 4.00%, 8/1/20	25,000	27
Commonwealth Edison Co., 6.15%, 9/15/17	5,000	6
Connecticut Light & Power Co., 5.65%, 5/1/18	10,000	12
The Detroit Edison Co., 3.45%, 10/1/20	25,000	26
DTE Energy Co., 6.375%, 4/15/33	5,000	6
Duke Energy Corp., 6.25%, 6/15/18	5,000	6
Duke Energy Indiana, Inc., 3.75%, 7/15/20	45,000	48
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	57
Exelon Generation Co. LLC, 6.20%, 10/1/17	30,000	34
FirstEnergy Corp., 7.375%, 11/15/31	15,000	18
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	20,151	20
Mississippi Power Co., 4.75%, 10/15/41	35,000	37
Monongahela Power Co., Inc., 5.70%, 3/15/17 144A	45,000	51
Nevada Power Co., 5.95%, 3/15/16	10,000	12
Nextera Energy, Inc., 4.50%, 6/1/21	95,000	101
NSTAR, 4.50%, 11/15/19	10,000	11
Ohio Edison Co., 6.875%, 7/15/36	5,000	6
Ohio Power Co., 5.375%, 10/1/21	25,000	29
Pacific Gas & Electric Co., 3.50%, 10/1/20	75,000	78

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	195

Asset Allocation Portfolio

Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Pacific Gas & Electric Co., 5.625%, 11/30/17	10,000	12
PacifiCorp., 3.85%, 6/15/21	50,000	54
Potomac Electric Power Co., 6.50%, 11/15/37	5,000	7
PPL Electric Utilities Corp., 3.00%, 9/15/21	5,000	5
PPL Energy Supply LLC, 6.50%, 5/1/18	10,000	11
Public Service Co. of Colorado, 3.20%, 11/15/20	30,000	31
Public Service Co. of Colorado, 5.80%, 8/1/18	10,000	12
Public Service Co. of New Mexico, 5.35%, 10/1/21	25,000	25
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	104
Puget Sound Energy, Inc., 6.274%, 3/15/37	30,000	39
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	14
Sempra Energy, 6.15%, 6/15/18	15,000	18
South Carolina Electric & Gas Co., 6.05%, 1/15/38	15,000	20
Tampa Electric Co., 5.40%, 5/15/21	5,000	6
Tampa Electric Co., 6.10%, 5/15/18	25,000	30
Union Electric Co., 6.40%, 6/15/17	10,000	12
Union Electric Co., 6.70%, 2/1/19	10,000	12
Virginia Electric & Power Co., 3.45%, 9/1/22	40,000	42

Total		1,240

Electronics (0.1%)
Hewlett-Packard Co., 2.125%, 9/13/15	55,000	54
Hewlett-Packard Co., 3.00%, 9/15/16	35,000	35
Hewlett-Packard Co., 4.30%, 6/1/21	100,000	103
Hewlett-Packard Co., 4.65%, 12/9/21	45,000	47
International Business Machines Corp., 1.95%, 7/22/16	25,000	26

Total		265

Food Processors (0.1%)
Archer-Daniels-Midland Co., 4.479%, 3/1/21	10,000	11
General Mills, Inc., 3.15%, 12/15/21	40,000	41
Kraft Foods, Inc., 6.125%, 2/1/18	55,000	64
Kraft Foods, Inc., 6.50%, 8/11/17	20,000	24
Mead Johnson Nutrition Co., 4.90%, 11/1/19	35,000	39

Total		179

Gas Pipelines (0.2%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	11
Energy Transfer Partners LP, 4.65%, 6/1/21	25,000	25
Energy Transfer Partners LP, 6.70%, 7/1/18	35,000	39
Enterprise Products Operating LLC, 3.20%, 2/1/16	35,000	36
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	55,000	63
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	55,000	62
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	15,000	17
Magellan Midstream Partners LP, 6.55%, 7/15/19	30,000	35
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	15,000	17
Southern Natural Gas Co., 5.90%, 4/1/17 144A	20,000	23
Spectra Energy Partners LP, 2.95%, 6/15/16	30,000	30
Williams Partners LP, 4.125%, 11/15/20	5,000	5
Williams Partners LP, 5.25%, 3/15/20	25,000	28

Total		391

Health Care/Pharmaceuticals (0.2%)
Amgen, Inc., 3.875%, 11/15/21	65,000	66

Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Aristotle Holding, Inc., 3.50%, 11/15/16 144A	40,000	41
Express Scripts, Inc., 3.125%, 5/15/16	25,000	25
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	20,000	27
Medco Health Solutions, Inc., 7.125%, 3/15/18	25,000	29
Merck & Co., Inc., 3.875%, 1/15/21	15,000	17
Pfizer, Inc., 5.35%, 3/15/15	15,000	17
Roche Holdings, Inc., 6.00%, 3/1/19 144A	25,000	30
Sanofi-Aventis SA, 2.625%, 3/29/16	60,000	62
Wyeth, 5.50%, 2/15/16	5,000	6
Wyeth, 5.95%, 4/1/37	35,000	45

Total		365

Independent Finance (0.2%)
American International Group, Inc., 5.60%, 10/18/16	25,000	24
American International Group, Inc., 6.40%, 12/15/20	55,000	55
General Electric Capital Corp., 2.95%, 5/9/16	125,000	129
General Electric Capital Corp., 5.625%, 5/1/18	125,000	140

Total		348

Information/Data Technology (0.1%)
Oracle Corp., 3.875%, 7/15/20	50,000	55
SAIC, Inc., 4.45%, 12/1/20	25,000	27
SAIC, Inc., 5.95%, 12/1/40	35,000	38

Total		120

Life Insurance (0.1%)
American International Group, Inc., 4.875%, 9/15/16	45,000	43
New York Life Global Funding, 2.45%, 7/14/16 144A	80,000	82
Prudential Financial, Inc., 4.50%, 11/15/20	45,000	45
Prudential Financial, Inc., 5.375%, 6/21/20	19,000	20
Prudential Financial, Inc., 5.70%, 12/14/36	5,000	5
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	20,000	26
UnitedHealth Group, Inc., 4.70%, 2/15/21	25,000	28

Total		249

Machinery (0.0%)
Caterpillar, Inc., 3.90%, 5/27/21	45,000	49

Total		49

Metals/Mining (0.1%)
Alcoa, Inc., 5.40%, 4/15/21	10,000	10
ArcelorMittal, 5.50%, 3/1/21	90,000	83
Barrick Gold Corp., 2.90%, 5/30/16	45,000	46
Barrick North America Finance LLC, 6.80%, 9/15/18	25,000	30
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	50,000	54
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	15,000	20
Teck Resources, Ltd., 10.75%, 5/15/19	25,000	31
Vale Overseas, Ltd., 5.625%, 9/15/19	60,000	66

Total		340

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.80%, 2/1/42	55,000	57

Total		57

Oil and Gas (0.6%)
BP Capital Markets PLC, 3.561%, 11/1/21	20,000	21
BP Capital Markets PLC, 4.50%, 10/1/20	10,000	11
BP Capital Markets PLC, 4.75%, 3/10/19	80,000	89

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Asset Allocation Portfolio

Asset Allocation Portfolio

	Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	Canadian Natural Resources, Ltd., 5.70%, 5/15/17	25,000	30
	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	5,000	6
	Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	58
	ConocoPhillips, 6.00%, 1/15/20	85,000	105
	Encana Corp., 3.90%, 11/15/21	85,000	85
	Ensco PLC, 4.70%, 3/15/21	35,000	37
	EOG Resources, Inc., 4.40%, 6/1/20	15,000	17
	Hess Corp., 5.60%, 2/15/41	25,000	28
	Husky Energy, Inc., 7.25%, 12/15/19	5,000	6
	Marathon Oil Corp., 6.60%, 10/1/37	10,000	12
	Nabors Industries, Inc., 4.625%, 9/15/21 144A	25,000	25
	Nabors Industries, Inc., 6.15%, 2/15/18	20,000	22
	Nexen, Inc., 5.875%, 3/10/35	50,000	51
	Noble Energy, Inc., 4.15%, 12/15/21	70,000	73
	Noble Energy, Inc., 6.00%, 3/1/41	15,000	17
	Occidental Petroleum Corp., 4.125%, 6/1/16	20,000	22
	Pemex Project Funding Master Trust, 6.625%, 6/15/35	15,000	17
	Petro-Canada, 5.95%, 5/15/35	45,000	52
	Shell International Finance BV, 4.30%, 9/22/19	120,000	139
	Suncor Energy, Inc., 6.85%, 6/1/39	15,000	19
	Talisman Energy, Inc., 3.75%, 2/1/21	45,000	44
	Total Capital SA, 4.45%, 6/24/20	100,000	111
	Transocean, Inc., 5.05%, 12/15/16	60,000	61
	Transocean, Inc., 6.375%, 12/15/21	55,000	59
	Valero Energy Corp., 6.125%, 2/1/20	45,000	50

	Total		1,267

	Other Finance (0.1%)
	American Express Co., 6.15%, 8/28/17	35,000	40
	American Express Credit Corp., 5.125%, 8/25/14	15,000	16
	CVS Pass-Through Trust, 6.036%, 12/10/28	39,238	41
	The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	45,000	46
	USAA Capital Corp., 2.24%, 3/30/12	60,000	60

	Total		203

	Other Holdings (0.4%)
(f)	Mexico Cetes, 0.00%, 1/19/12	72,500,000	519
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	308,376	159
(f)	Morgan Stanley, 10.00%, 4/8/12 144A	250,000	133

	Total		811

	Other Services (0.1%)
	American Tower Corp., 4.625%, 4/1/15	10,000	10
	American Tower Corp., 5.90%, 11/1/21	30,000	32
	American Tower Corp., 7.00%, 10/15/17	15,000	17
	Republic Services, Inc., 3.80%, 5/15/18	50,000	52
	Republic Services, Inc., 5.25%, 11/15/21	25,000	28
	Waste Management, Inc., 4.60%, 3/1/21	30,000	32

	Total		171

	Paper and Forest Products (0.0%)
	Georgia-Pacific LLC, 5.40%, 11/1/20 144A	40,000	44
	International Paper Co., 7.30%, 11/15/39	35,000	43

	Total		87

	Railroads (0.1%)
	Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	25,000	26
	Canadian National Railway Co., 5.85%, 11/15/17	5,000	6
	CSX Corp., 5.60%, 5/1/17	30,000	34

Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)

Railroads continued
Norfolk Southern Corp., 5.64%, 5/17/29	50,000	62

Total		128

Real Estate Investment Trusts (0.2%)
AvalonBay Communities, Inc., 3.95%, 1/15/21	75,000	75
Boston Properties LP, 3.70%, 11/15/18	50,000	51
BRE Properties, Inc., 5.20%, 3/15/21	35,000	36
BRE Properties, Inc., 5.50%, 3/15/17	15,000	16
Developers Diversified Realty Corp., 4.75%, 4/15/18	90,000	86
ERP Operating LP, 4.625%, 12/15/21	45,000	46
HCP, Inc., 3.75%, 2/1/16	25,000	25
HCP, Inc., 5.375%, 2/1/21	20,000	21
HCP, Inc., 6.00%, 1/30/17	25,000	27
HCP, Inc., 6.70%, 1/30/18	10,000	11
Health Care REIT, Inc., 3.625%, 3/15/16	15,000	15
Simon Property Group LP, 5.65%, 2/1/20	10,000	12
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	35,000	34
Vornado Realty LP, 4.25%, 4/1/15	30,000	31
Vornado Realty LP, 5.00%, 1/15/22	45,000	45
WEA Finance LLC, 7.125%, 4/15/18 144A	25,000	28
WEA Finance LLC / WT Finance Aust Pty, Ltd., 7.50%, 6/2/14 144A	15,000	17

Total		576

Restaurants (0.0%)
Darden Restaurants, Inc., 4.50%, 10/15/21	40,000	41
Darden Restaurants, Inc., 6.20%, 10/15/17	25,000	29
Yum! Brands, Inc., 3.75%, 11/1/21	30,000	30

Total		100

Retail Food and Drug (0.1%)
CVS Caremark Corp., 6.25%, 6/1/27	40,000	49
Delhaize Group, 6.50%, 6/15/17	40,000	47
The Kroger Co., 7.50%, 4/1/31	40,000	52
Safeway, Inc., 6.35%, 8/15/17	60,000	68

Total		216

Retail Stores (0.1%)
The Home Depot, Inc., 4.40%, 4/1/21	80,000	90
The Home Depot, Inc., 5.40%, 3/1/16	50,000	58
Lowe’s Cos., Inc., 3.80%, 11/15/21	10,000	11
Lowe’s Cos., Inc., 5.125%, 11/15/41	10,000	11
Nordstrom, Inc., 6.25%, 1/15/18	15,000	18
Nordstrom, Inc., 7.00%, 1/15/38	15,000	20
Target Corp., 6.50%, 10/15/37	15,000	20
Wal-Mart Stores, Inc., 2.80%, 4/15/16	20,000	21
Wal-Mart Stores, Inc., 3.25%, 10/25/20	35,000	37
Wal-Mart Stores, Inc., 3.625%, 7/8/20	15,000	16
Wal-Mart Stores, Inc., 4.875%, 7/8/40	30,000	35

Total		337

Telecommunications (0.4%)
America Movil SAB de CV, 5.00%, 3/30/20	65,000	72
AT&T Corp., 8.00%, 11/15/31	200,000	282
AT&T, Inc., 2.95%, 5/15/16	50,000	52
AT&T, Inc., 5.55%, 8/15/41	40,000	47
CenturyLink, Inc., 5.15%, 6/15/17	70,000	69
Qwest Corp., 6.50%, 6/1/17	40,000	44
Qwest Corp., 8.375%, 5/1/16	10,000	11
Rogers Communications, Inc., 6.375%, 3/1/14	50,000	55
Telefonica Emisiones SAU, 3.729%, 4/27/15	35,000	34
Verizon Communications, Inc., 5.85%, 9/15/35	80,000	96
Verizon Communications, Inc., 6.25%, 4/1/37	30,000	37

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	197

Asset Allocation Portfolio

	Investment Grade Segment (5.7%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Verizon Communications, Inc., 6.35%, 4/1/19	50,000	61

	Total		860

	Tobacco (0.0%)
	Lorillard Tobacco Co., 7.00%, 8/4/41	45,000	47
	Philip Morris International, Inc., 2.50%, 5/16/16	40,000	42

	Total		89

	Vehicle Parts (0.0%)
	Johnson Controls, Inc., 5.25%, 12/1/41	50,000	53

	Total		53

	Total Investment Grade Segment
	(Cost: $12,562)		13,123

	Governments (4.5%)

	Governments (4.5%)
(e)	Federal Home Loan Bank, 2.00%, 1/27/23	120,000	120
	Overseas Private Investment Corp., 4.10%, 11/15/14	37,680	40
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	1,000,000	1,050
	US Department of Housing & Urban Development, 6.08%, 8/1/13	60,000	60
	US Treasury, 0.375%, 11/15/14	2,215,000	2,216
	US Treasury, 0.875%, 11/30/16	605,000	607
	US Treasury, 1.375%, 11/30/18	2,025,000	2,032
	US Treasury, 2.00%, 11/15/21	325,000	329
	US Treasury, 3.875%, 8/15/40	990,000	1,187
	US Treasury, 4.25%, 11/15/40	515,000	657
	US Treasury, 4.50%, 2/15/36	65,000	85
	US Treasury, 4.625%, 2/15/40	185,000	249
	US Treasury, 5.375%, 2/15/31	817,000	1,164
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	175,206	176
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	301,560	359

	Total Governments
	(Cost: $9,644)		10,331

	Municipal Bonds (0.5%)

	Municipal Bonds (0.5%)
	American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	88,000	95
	Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	5,000	7
	Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	60,000	69
	Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	10,000	11
	The City of New York, Series C-1, 5.517%, 10/1/37 GO	40,000	45
	Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	45,000	47
	Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	75,000	85
	Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	75,000	88

Municipal Bonds (0.5%)	Shares/ $ Par	Value $ (000’s)
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	15,000	17
Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	40,000	50
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	12,000	15
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	35,000	49
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	110,000	115
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	25,000	36
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	30,000	34
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	10,000	12
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	60,000	62
State of California, Series 2010, 5.70%, 11/1/21 GO	80,000	87
State of California, Series 2009, 7.55%, 4/1/39 GO	50,000	61
State of California, Series 2010, 7.60%, 11/1/40 GO	25,000	31
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	85,000	90
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	23,000	26
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	50,000	60

Total Municipal Bonds
(Cost: $1,064)		1,192

Structured Products (11.6%)

Structured Products (11.6%)
Ally Auto Receivables Trust, Series 2009-B, Class C, 4.06%, 5/16/16 144A	145,000	151
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.383%, 2/14/43 IO	1,649,826	21
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	77,361	56
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	94,088	61
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.353%, 1/25/37	50,915	20
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.383%, 5/25/37	61,547	32
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.723%, 2/10/51	201,000	220
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class A2, 5.613%, 6/11/50	157,476	163

The Accompanying Notes are an Integral Part of the Financial Statements.

198	Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (11.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.727%, 3/15/49	150,000	154
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	29,035	30
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	23,800	24
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.886%, 11/15/44	400,000	443
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.829%, 11/15/37	292,000	313
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	85,000	92
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	115,619	104
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	105,439	92
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	240,969	236
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.515%, 8/25/20 IO	1,037,679	90
Federal Home Loan Mortgage Corp., 3.50%, 2/1/26	305,000	318
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	280,929	293
Federal Home Loan Mortgage Corp., 3.50%, 8/1/26	11,923	12
Federal Home Loan Mortgage Corp., 3.50%, 9/1/26	282,399	295
Federal Home Loan Mortgage Corp., 3.50%, 12/1/40	286,962	295
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	49,028	52
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	430,870	453
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	869,922	914
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	1,097,705	1,153
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	77,529	83
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	143,929	153
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	48,887	51

Structured Products (11.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	14,240	15
Federal Home Loan Mortgage Corp., 4.50%, 12/1/39	27,237	29
Federal Home Loan Mortgage Corp., 4.50%, 2/1/40	47,568	50
Federal Home Loan Mortgage Corp., 4.50%, 4/1/40	56,772	60
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	87,771	93
Federal Home Loan Mortgage Corp., 4.50%, 12/1/40	1,333,036	1,421
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	660,551	704
Federal Home Loan Mortgage Corp., 4.50%, 2/1/41	15,631	17
Federal Home Loan Mortgage Corp., 4.50%, 3/1/41	189,607	201
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	54,025	57
Federal Home Loan Mortgage Corp., 4.50%, 5/1/41	249,044	264
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	953,484	1,011
Federal Home Loan Mortgage Corp., 4.50%, 8/1/41	21,095	22
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	101,005	109
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	20,435	22
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	73,787	81
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	49,342	53
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	75,689	82
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	233,994	252
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	419,036	451
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	730,505	786
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	20,361	22
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	66,731	73
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	13,190	14
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	97,418	106
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	189,701	205
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	69,580	76

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	199

Asset Allocation Portfolio

Structured Products (11.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	155,000	169
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	239,931	266
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	64,444	66
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	61,408	68
Federal Home Loan Mortgage Corp., 6.00%, 4/1/37	46,265	51
Federal Home Loan Mortgage Corp., 6.00%, 5/1/37	4,287	5
Federal Home Loan Mortgage Corp., 6.00%, 7/1/37	19,531	21
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	2,727	3
Federal Home Loan Mortgage Corp., 6.00%, 2/1/38	91,801	101
Federal Home Loan Mortgage Corp. TBA, 3.00%, 1/1/27	120,000	124
Federal Home Loan Mortgage Corp. TBA, 3.50%, 1/1/27	2,040,000	2,126
Federal National Mortgage Association, 3.73%, 4/1/18	323,606	349
Federal National Mortgage Association, 4.50%, 6/1/19	183,955	200
Federal National Mortgage Association, 4.50%, 12/1/19	16,890	18
Federal National Mortgage Association, 4.50%, 7/1/20	59,897	64
Federal National Mortgage Association, 4.50%, 9/1/24	31,963	34
Federal National Mortgage Association, 4.50%, 11/1/40	499,877	532
Federal National Mortgage Association, 5.00%, 3/1/20	82,321	90
Federal National Mortgage Association, 5.00%, 4/1/20	31,435	34
Federal National Mortgage Association, 5.00%, 5/1/20	132,107	143
Federal National Mortgage Association, 5.00%, 11/1/34	507,953	559
Federal National Mortgage Association, 5.00%, 4/1/35	75,030	83
Federal National Mortgage Association, 5.00%, 7/1/35	240,224	266
Federal National Mortgage Association, 5.00%, 10/1/35	44,800	50
Federal National Mortgage Association, 5.00%, 5/1/38	713,845	772
Federal National Mortgage Association, 5.32%, 4/1/14	127,879	136

Structured Products (11.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	467,928	484
Federal National Mortgage Association, 5.38%, 1/1/17	151,000	168
Federal National Mortgage Association, 5.50%, 4/1/21	62,496	68
Federal National Mortgage Association, 5.50%, 10/1/34	217,376	237
Federal National Mortgage Association, 5.50%, 3/1/35	97,702	108
Federal National Mortgage Association, 5.50%, 9/1/35	520,338	572
Federal National Mortgage Association, 5.50%, 11/1/35	526,523	579
Federal National Mortgage Association, 5.50%, 2/1/37	371,450	408
Federal National Mortgage Association, 5.50%, 11/1/37	271,533	284
Federal National Mortgage Association, 5.50%, 4/1/38	668,178	734
Federal National Mortgage Association, 6.00%, 10/1/34	157,624	175
Federal National Mortgage Association, 6.00%, 11/1/34	181,048	201
Federal National Mortgage Association, 6.00%, 5/1/35	11,031	12
Federal National Mortgage Association, 6.00%, 6/1/35	1,768	2
Federal National Mortgage Association, 6.00%, 7/1/35	114,550	127
Federal National Mortgage Association, 6.00%, 10/1/35	52,070	58
Federal National Mortgage Association, 6.00%, 11/1/35	117,221	130
Federal National Mortgage Association, 6.00%, 9/1/36	51,841	58
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	233,988	263
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	160,234	163
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	312,630	333
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	300,000	331
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	40,000	43
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.857%, 7/12/38 144A	30,000	33

The Accompanying Notes are an Integral Part of the Financial Statements.

200	Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (11.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	25,000	27
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.646%, 3/18/51 144A	522,000	574
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB, 5.857%, 2/15/51	100,000	107
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.874%, 4/15/45	200,000	224
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class AM, 5.217%, 2/15/31	130,000	134
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	150,000	184
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	29,007	30
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	22,762	24
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.363%, 1/25/37	121,027	32
Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	110,000	124
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	11,797	12
Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	183,730	185
TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.383%, 3/25/37	28,906	28
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.387%, 6/25/37	103,406	102
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.403%, 3/25/37	65,806	64
Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.799%, 11/25/34	38,201	35
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	3,991	4
Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	4,451	5
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	22,700	24

	Structured Products (11.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	118,169	113

	Total Structured Products
	(Cost: $25,554)		26,583

	Below Investment Grade Segment (6.9%)

	Aerospace/Defense (0.1%)
	Bombardier, Inc., 7.75%, 3/15/20 144A	35,000	38
	Huntington Ingalls Industries, Inc., 6.875%, 3/15/18 144A	40,000	39
	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21 144A	40,000	39
	Triumph Group, Inc., 8.625%, 7/15/18	40,000	44

	Total		160

	Autos/Vehicle Parts (0.3%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	18,000	20
	American Axle & Manufacturing, Inc., 7.75%, 11/15/19	10,000	10
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	45,000	45
	Chrysler Group LLC/CG Co.-Issuer, Inc., 8.00%, 6/15/19 144A	90,000	82
	Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25%, 6/15/21 144A	40,000	36
	Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	40,000	42
	Exide Technologies, 8.625%, 2/1/18	50,000	39
	Ford Motor Co., 7.45%, 7/16/31	80,000	96
	Ford Motor Credit Co. LLC, 6.625%, 8/15/17	40,000	44
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	10,000	11
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	30,000	35
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	25,000	27
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	49,000	54
	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	36,000	36
	Visteon Corp., 6.75%, 4/15/19 144A	55,000	55

	Total		632

	Basic Materials (0.7%)
	AbitibiBowater, Inc., 10.25%, 10/15/18 144A	21,000	23
	AK Steel Corp., 7.625%, 5/15/20	35,000	33
	Aleris International, Inc., 7.625%, 2/15/18	35,000	34
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	30,000	30
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	30,000	30
	Berry Plastics Corp., 8.25%, 11/15/15	20,000	21
	Berry Plastics Corp., 9.50%, 5/15/18	40,000	40
(c)	BWAY Parent Co., Inc., 10.125%, 11/1/15	22,265	22
	Cascades, Inc., 7.875%, 1/15/20	20,000	19
(d)	Catalyst Paper Corp., 11.00%, 12/15/16 144A	25,000	13
	Chemtura Corp., 7.875%, 9/1/18	15,000	16
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	30,000	32
	CONSOL Energy, Inc., 8.00%, 4/1/17	20,000	22
	CONSOL Energy, Inc., 8.25%, 4/1/20	55,000	61
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	25,000	24

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	201

Asset Allocation Portfolio

	Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	FMG Resources Property, Ltd., 6.875%, 2/1/18 144A	25,000	24
	FMG Resources Property, Ltd., 7.00%, 11/1/15 144A	40,000	40
	FMG Resources Property, Ltd., 8.25%, 11/1/19 144A	55,000	56
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	35,000	33
	Huntsman International LLC, 8.625%, 3/15/20	20,000	21
	James River Coal Co., 7.875%, 4/1/19	10,000	8
	Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16 144A	15,000	15
	Lyondell Chemical Co., 8.00%, 11/1/17	41,000	45
	Mirabela Nickel, Ltd., 8.75%, 4/15/18 144A	45,000	40
	Momentive Performance Materials, Inc., 9.00%, 1/15/21	15,000	11
	Murray Energy Corp., 10.25%, 10/15/15 144A	45,000	45
(d)	NewPage Corp., 10.00%, 5/1/12	125,000	9
(d)	NewPage Corp., 11.375%, 12/31/14	80,000	59
	Novelis, Inc., 7.25%, 2/15/15	112,000	111
	Omnova Solutions, Inc., 7.875%, 11/1/18	20,000	17
	Patriot Coal Corp., 8.25%, 4/30/18	25,000	24
	Peabody Energy Corp., 6.00%, 11/15/18 144A	75,000	77
	Peabody Energy Corp., 6.25%, 11/15/21 144A	25,000	26
	Quadra FNX Mining, Ltd., 7.75%, 6/15/19 144A	40,000	45
	Reynolds Group Holdings, Ltd., 8.25%, 2/15/21 144A	45,000	40
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21 144A	45,000	45
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19 144A	110,000	112
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19 144A	20,000	21
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.75%, 10/15/16 144A	70,000	74
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19 144A	35,000	33
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19 144A	25,000	24
	Sealed Air Corp., 8.125%, 9/15/19 144A	20,000	22
	Severstal Columbus LLC, 10.25%, 2/15/18	65,000	68
	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	15,000	13
	TPC Group LLC, 8.25%, 10/1/17	35,000	35
	United States Steel Corp., 7.375%, 4/1/20	30,000	29
	Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	30,000	18
	Vertellus Specialties, Inc., 9.375%, 10/1/15 144A	15,000	12

	Total		1,672

	Builders/Building Materials (0.1%)
	Associated Materials LLC, 9.125%, 11/1/17	20,000	17
	Calcipar SA, 6.875%, 5/1/18 144A	15,000	14
	Cemex Finance LLC, 9.50%, 12/14/16 144A	45,000	40
	Cemex SAB de CV, 9.00%, 1/11/18 144A	40,000	32
	KB Home, 7.25%, 6/15/18	40,000	36
	KB Home, 9.10%, 9/15/17	20,000	19
	Lennar Corp., 6.95%, 6/1/18	25,000	24

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Builders/Building Materials continued
Nortek, Inc., 8.50%, 4/15/21 144A	45,000	38
Texas Industries, Inc., 9.25%, 8/15/20	20,000	18

Total		238

Capital Goods (0.1%)
Case New Holland, Inc., 7.875%, 12/1/17	20,000	23
CNH Capital LLC, 6.25%, 11/1/16 144A	20,000	21
JMC Steel Group, 8.25%, 3/15/18 144A	20,000	19
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14	26,000	27
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17 144A	35,000	41
SPX Corp., 6.875%, 9/1/17	45,000	48

Total		179

Consumer Products/Retailing (0.4%)
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19 144A	25,000	26
Hanesbrands, Inc., 6.375%, 12/15/20	45,000	46
Hanesbrands, Inc., 8.00%, 12/15/16	25,000	27
J.C. Penney Corp., Inc., 7.40%, 4/1/37	25,000	23
J.C. Penney Corp., Inc., 7.95%, 4/1/17	15,000	16
Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/19	30,000	27
Levi Strauss & Co., 7.625%, 5/15/20	40,000	41
Limited Brands, Inc., 6.625%, 4/1/21	35,000	37
Limited Brands, Inc., 8.50%, 6/15/19	15,000	17
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	30,000	33
Macy’s Retail Holdings, Inc., 6.375%, 3/15/37	5,000	6
Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	35,000	39
Macy’s Retail Holdings, Inc., 8.125%, 7/15/15	45,000	52
Phillips-Van Heusen Corp., 7.375%, 5/15/20	20,000	22
RadioShack Corp., 6.75%, 5/15/19	20,000	17
Revlon Consumer Products Corp., 9.75%, 11/15/15	50,000	53
Rite Aid Corp., 7.50%, 3/1/17	31,000	31
Rite Aid Corp., 9.375%, 12/15/15	45,000	43
Rite Aid Corp., 10.25%, 10/15/19	20,000	22
Rite Aid Corp., 10.375%, 7/15/16	35,000	37
Sally Beauty Holdings, Inc., 6.875%, 11/15/19 144A	20,000	21
Sears Holdings Corp., 6.625%, 10/15/18	50,000	38
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 144A	10,000	11
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	20,000	22
SUPERVALU, Inc., 7.50%, 11/15/14	70,000	71
SUPERVALU, Inc., 8.00%, 5/1/16	60,000	62
Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	35,000	37
Toys R US Property Co. I LLC, 10.75%, 7/15/17	30,000	33
Toys R US Property Co. II LLC, 8.50%, 12/1/17	20,000	21
Toys R US, Inc.-Delaware, Inc., 7.375%, 9/1/16 144A	30,000	30
Visant Corp., 10.00%, 10/1/17	45,000	41

Total		1,002

Energy (1.1%)
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	55,000	55
Anadarko Petroleum Corp., 6.375%, 9/15/17	80,000	93
ATP Oil & Gas Corp., 11.875%, 5/1/15	40,000	26
Bill Barrett Corp., 7.625%, 10/1/19	40,000	42
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 144A	25,000	25
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	30,000	30

The Accompanying Notes are an Integral Part of the Financial Statements.

202	Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Chaparral Energy, Inc., 8.25%, 9/1/21	40,000	40
Chesapeake Energy Corp., 6.125%, 2/15/21	75,000	77
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 144A	20,000	21
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	40,000	44
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	20,000	22
Comstock Resources, Inc., 7.75%, 4/1/19	40,000	38
Connacher Oil and Gas, Ltd., 8.50%, 8/1/19 144A	55,000	50
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	30,000	33
Denbury Resources, Inc., 8.25%, 2/15/20	20,000	22
El Paso Corp., 7.00%, 6/15/17	25,000	27
El Paso Corp., 7.25%, 6/1/18	45,000	49
El Paso Corp., 7.75%, 1/15/32	40,000	46
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	70,000	72
Energy Partners, Ltd., 8.25%, 2/15/18	25,000	24
Energy Transfer Equity LP, 7.50%, 10/15/20	60,000	66
EXCO Resources, Inc., 7.50%, 9/15/18	25,000	24
Exterran Holdings, Inc., 7.25%, 12/1/18	50,000	47
Forest Oil Corp., 7.25%, 6/15/19	30,000	31
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	20,000	21
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	35,000	37
Key Energy Services, Inc., 6.75%, 3/1/21	45,000	45
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	60,000	61
Kodiak Oil & Gas Corp., 8.125%, 12/1/19 144A	25,000	26
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19 144A	65,000	65
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	35,000	36
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	25,000	26
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	20,000	21
Martin Midstream Partners LP/Martin Midstream Finance Corp., 8.875%, 4/1/18	20,000	21
McJunkin Red Man Corp., 9.50%, 12/15/16	25,000	25
Newfield Exploration Co., 6.875%, 2/1/20	60,000	64
Newfield Exploration Co., 7.125%, 5/15/18	40,000	43
Oasis Petroleum, Inc., 6.50%, 11/1/21	50,000	50
Offshore Group Investments, Ltd., 11.50%, 8/1/15	40,000	43
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18 144A	75,000	74
Oil States International, Inc., 6.50%, 6/1/19	25,000	26
Plains Exploration & Production Co., 6.625%, 5/1/21	40,000	42
Plains Exploration & Production Co., 6.75%, 2/1/22	45,000	47
Plains Exploration & Production Co., 8.625%, 10/15/19	55,000	60
QEP Resources, Inc., 6.875%, 3/1/21	30,000	32
Range Resources Corp., 5.75%, 6/1/21	80,000	87
Rosetta Resources, Inc., 9.50%, 4/15/18	45,000	49
SandRidge Energy, Inc., 7.50%, 3/15/21	65,000	65
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	35,000	35
SandRidge Energy, Inc., 9.875%, 5/15/16 144A	30,000	32
SESI LLC, 6.375%, 5/1/19	45,000	46
SESI LLC, 7.125%, 12/15/21 144A	25,000	26

	Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	SM Energy Co., 6.50%, 11/15/21 144A	20,000	21
	SM Energy Co., 6.625%, 2/15/19 144A	35,000	36
	Swift Energy Co., 8.875%, 1/15/20	25,000	26
	Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	25,000	26
	Venoco, Inc., 8.875%, 2/15/19	25,000	22
	W&T Offshore, Inc., 8.50%, 6/15/19 144A	40,000	41
	WPX Energy, Inc., 5.25%, 1/15/17 144A	55,000	55
	WPX Energy, Inc., 6.00%, 1/15/22 144A	70,000	72

	Total		2,508

	Financials (0.6%)
	Ally Financial, Inc., 7.50%, 9/15/20	65,000	66
	Ally Financial, Inc., 8.00%, 3/15/20	45,000	46
	Ally Financial, Inc., 8.00%, 11/1/31	68,000	66
	American General Finance Corp., 5.40%, 12/1/15	55,000	40
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	36,160	36
	CIT Group, Inc., 7.00%, 5/2/16 144A	50,000	50
	CIT Group, Inc., 7.00%, 5/2/17 144A	85,000	85
	E*TRADE Financial Corp., 6.75%, 6/1/16	25,000	24
	E*TRADE Financial Corp., 7.875%, 12/1/15	25,000	25
	Eksportfinans ASA, 2.00%, 9/15/15	250,000	207
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	30,000	31
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	25,000	26
	International Automotive Components Group S.L., 9.125%, 6/1/18 144A	15,000	14
	International Lease Finance Corp., 5.75%, 5/15/16	55,000	51
	International Lease Finance Corp., 6.25%, 5/15/19	65,000	60
	International Lease Finance Corp., 7.125%, 9/1/18 144A	90,000	93
	International Lease Finance Corp., 8.625%, 9/15/15	15,000	15
	International Lease Finance Corp., 8.75%, 3/15/17	75,000	77
	International Lease Finance Corp., 8.875%, 9/1/17	65,000	67
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	35,000	9
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	25,000	7
	NB Capital Trust IV, 8.25%, 4/15/27	25,000	23
	Regions Financial Corp., 5.75%, 6/15/15	40,000	38
	Regions Financial Corp., 7.75%, 11/10/14	65,000	65
	SLM Corp., 6.25%, 1/25/16	30,000	29
	SLM Corp., 8.00%, 3/25/20	105,000	106
	SLM Corp., 8.45%, 6/15/18	25,000	26

	Total		1,382

	Foods (0.2%)
	Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	23,000	23
	Constellation Brands, Inc., 7.25%, 9/1/16	35,000	38
	Constellation Brands, Inc., 7.25%, 5/15/17	15,000	16
	Cott Beverages, Inc., 8.125%, 9/1/18	45,000	49
	Cott Beverages, Inc., 8.375%, 11/15/17	20,000	22
	Dean Foods Co., 7.00%, 6/1/16	55,000	54
	Dean Foods Co., 9.75%, 12/15/18	25,000	27
	Dole Food Co., Inc., 8.00%, 10/1/16 144A	25,000	26
	Dole Food Co., Inc., 13.875%, 3/15/14	30,000	35
	JBS Finance II, Ltd., 8.25%, 1/29/18 144A	65,000	59

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	203

Asset Allocation Portfolio

	Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

	Foods continued
	JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	65,000	61
	Pilgrim’s Pride Corp., 7.875%, 12/15/18	30,000	28
	Smithfield Foods, Inc., 10.00%, 7/15/14	19,000	22
	TreeHouse Foods, Inc., 7.75%, 3/1/18	35,000	38

	Total		498

	Gaming/Leisure/Lodging (0.3%)
	AMC Entertainment, Inc., 8.75%, 6/1/19	25,000	26
	AMC Entertainment, Inc., 9.75%, 12/1/20	30,000	29
	Caesar’s Entertainment Operating Co., Inc., 12.75%, 4/15/18	40,000	32
	The Geo Group, Inc., 6.625%, 2/15/21	35,000	35
	Harrah’s Operating Co., 10.00%, 12/15/18	73,000	50
	Harrah’s Operating Co., 11.25%, 6/1/17	50,000	53
	Host Hotels & Resorts, Inc., 5.875%, 6/15/19 144A	15,000	15
	Host Hotels & Resorts, Inc., 6.00%, 10/1/21 144A	10,000	10
	MGM Resorts International, 7.625%, 1/15/17	30,000	29
	MGM Resorts International, 9.00%, 3/15/20	50,000	55
	MGM Resorts International, 11.125%, 11/15/17	55,000	63
	Penn National Gaming, Inc., 8.75%, 8/15/19	40,000	43
	Pinnacle Entertainment, Inc., 8.625%, 8/1/17	25,000	26
	Regal Entertainment Group, 9.125%, 8/15/18	55,000	59
	Scientific Games International, Inc., 9.25%, 6/15/19	25,000	26
	Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	15,000	16
	Speedway Motorsports, Inc., 6.75%, 2/1/19	30,000	30
	Speedway Motorsports, Inc., 8.75%, 6/1/16	50,000	55
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	35,000	39

	Total		691

	Health Care/Pharmaceuticals (0.7%)
	Alere, Inc., 8.625%, 10/1/18	25,000	25
	Apria Healthcare Group, Inc., 11.25%, 11/1/14	45,000	46
	Apria Healthcare Group, Inc., 12.375%, 11/1/14	25,000	23
(c)	Biomet, Inc., 10.375%, 10/15/17	55,000	59
	Capella Healthcare, Inc., 9.25%, 7/1/17	40,000	41
	Centene Corp., 5.75%, 6/1/17	40,000	40
	CHS/Community Health Systems, Inc., 8.00%, 11/15/19 144A	70,000	71
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	31,000	32
	Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	40,000	43
	Endo Pharmaceuticals Holdings, Inc., 7.25%, 1/15/22	80,000	85
	Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	10,000	10
	Gentiva Health Services, Inc., 11.50%, 9/1/18	60,000	49
	Grifols, Inc., 8.25%, 2/1/18	50,000	52
	HCA Holdings, Inc., 7.75%, 5/15/21	35,000	36
	HCA, Inc., 6.50%, 2/15/20	95,000	98
	HCA, Inc., 7.25%, 9/15/20	85,000	90
	HCA, Inc., 7.875%, 2/15/20	25,000	27
	HCA, Inc., 8.00%, 10/1/18	30,000	32
	HCA, Inc., 8.50%, 4/15/19	50,000	55
	HCA, Inc., 9.875%, 2/15/17	7,000	8
	Health Management Associates, Inc., 6.125%, 4/15/16	55,000	57

	Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
	Health Management Associates, Inc., 7.375%, 1/15/20 144A	25,000	26
	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 5/15/19	45,000	39
	Kindred Healthcare, Inc., 8.25%, 6/1/19	65,000	54
	Kinetic Concepts, Inc., 10.50%, 11/1/18 144A	25,000	24
	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	40,000	40
	Mylan, Inc./PA, 6.00%, 11/15/18 144A	35,000	36
	Mylan, Inc./PA, 7.625%, 7/15/17 144A	20,000	22
	Mylan, Inc./PA, 7.875%, 7/15/20 144A	15,000	16
	Patheon, Inc., 8.625%, 4/15/17 144A	40,000	32
	Service Corp. International, 7.00%, 5/15/19	30,000	31
	Service Corp. International, 8.00%, 11/15/21	15,000	17
	Tenet Healthcare Corp., 6.25%, 11/1/18 144A	40,000	41
	Tenet Healthcare Corp., 8.875%, 7/1/19	35,000	39
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	70,000	70
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	35,000	35
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	55,000	55
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 2/1/18	30,000	30
	Vanguard Health Systems, Inc., 0.00%, 2/1/16	1,000	1
	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	50,000	51

	Total		1,638

	Media (0.8%)
	Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 144A	15,000	16
	Cablevision Systems Corp., 7.75%, 4/15/18	45,000	48
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	42,818	49
	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	30,000	30
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	55,000	57
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	55,000	58
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	25,000	26
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	20,000	21
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	50,000	53
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	25,000	27
	CSC Holdings LLC, 6.75%, 11/15/21 144A	55,000	58
	CSC Holdings LLC, 8.625%, 2/15/19	35,000	40
	CSC Holdings, Inc., 7.875%, 2/15/18	77,000	85
(c)	Dex One Corp., 12.00%, 1/29/17	83,092	19
	DISH DBS Corp., 6.75%, 6/1/21	55,000	59
	DISH DBS Corp., 7.125%, 2/1/16	85,000	92
	DISH DBS Corp., 7.875%, 9/1/19	30,000	34
	EH Holding Corp., 6.50%, 6/15/19 144A	45,000	47
	EH Holding Corp., 7.625%, 6/15/21 144A	25,000	26
	Intelsat Jackson Holdings SA, 7.25%, 4/1/19 144A	50,000	51
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	25,000	25
	Intelsat Jackson Holdings SA, 7.50%, 4/1/21 144A	55,000	56
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19	75,000	80

The Accompanying Notes are an Integral Part of the Financial Statements.

204	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	Intelsat Jackson Holdings SA, 11.25%, 6/15/16	60,000	63
	Intelsat Luxembourg SA, 11.50%, 2/4/17 144A	90,000	87
	The McClatchy Co., 11.50%, 2/15/17	25,000	24
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	35,000	37
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	45,000	49
	Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	20,000	23
	QVC, Inc., 7.125%, 4/15/17 144A	30,000	32
	QVC, Inc., 7.375%, 10/15/20 144A	30,000	32
	QVC, Inc., 7.50%, 10/1/19 144A	55,000	59
	R. R. Donnelley & Sons Co., 7.25%, 5/15/18	15,000	15
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/1/17 144A	40,000	42
	Univision Communications, Inc., 7.875%, 11/1/20 144A	55,000	56
	UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	70,000	69
	UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	15,000	15
	Virgin Media Finance PLC, 8.375%, 10/15/19	25,000	27
	WMG Acquisition Corp., 11.50%, 10/1/18 144A	50,000	50
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	20,000	21

	Total		1,758

	Other Holdings (0.0%)
(n)	General Motors Co. Escrow, 7.20%, 1/15/12	30,000	1
(n)	General Motors Co. Escrow, 8.375%, 7/15/33	260,000	6

	Total		7

	Real Estate (0.0%)
	Colonial Realty LP, 6.05%, 9/1/16	20,000	21
	DuPont Fabros Technology LP, 8.50%, 12/15/17	20,000	21

	Total		42

	Services (0.0%)
(c)	ARAMARK Holdings Corp., 8.625%, 5/1/16 144A	15,000	16
	Mobile Mini, Inc., 7.875%, 12/1/20	40,000	40
	Production Resource Group, Inc., 8.875%, 5/1/19 144A	20,000	18
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	40,000	46

	Total		120

	Technology (0.3%)
	Amkor Technology, Inc., 6.625%, 6/1/21	45,000	43
	CommScope, Inc., 8.25%, 1/15/19 144A	20,000	20
	Equinix, Inc., 7.00%, 7/15/21	20,000	21
	Equinix, Inc., 8.125%, 3/1/18	35,000	38
	First Data Corp., 7.375%, 6/15/19 144A	40,000	38
	First Data Corp., 8.25%, 1/15/21 144A	45,000	40
	First Data Corp., 9.875%, 9/24/15	40,000	38
(c)	First Data Corp., 10.55%, 9/24/15	88,382	84
	Freescale Semiconductor, Inc., 9.25%, 4/15/18 144A	30,000	32
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	31,000	34
	Iron Mountain, Inc., 7.75%, 10/1/19	40,000	42
	MEMC Electronic Materials, Inc., 7.75%, 4/1/19	35,000	25
	Sanmina-SCI Corp., 7.00%, 5/15/19 144A	15,000	15
	Seagate HDD Cayman, 7.75%, 12/15/18 144A	45,000	48
	SunGard Data Systems, Inc., 7.375%, 11/15/18	30,000	31
	SunGard Data Systems, Inc., 7.625%, 11/15/20	65,000	67

	Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

	Technology continued
	Travelport LLC, 9.875%, 9/1/14	40,000	24
	West Corp., 7.875%, 1/15/19	55,000	55
	West Corp., 8.625%, 10/1/18	45,000	45
	West Corp., 11.00%, 10/15/16	30,000	31

	Total		771

	Telecommunications (0.6%)
	Cincinnati Bell, Inc., 8.25%, 10/15/17	45,000	45
	Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	35,000	22
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	25,000	24
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.0%, 12/1/17 144A	35,000	29
	Cricket Communications, Inc., 7.75%, 10/15/20	115,000	101
	Cricket Communications, Inc., 10.00%, 7/15/15	20,000	20
	Frontier Communications Corp., 8.125%, 10/1/18	15,000	15
	Frontier Communications Corp., 8.25%, 4/15/17	70,000	72
	Frontier Communications Corp., 8.50%, 4/15/20	55,000	56
	Frontier Communications Corp., 8.75%, 4/15/22	30,000	30
	Frontier Communications Corp., 9.00%, 8/15/31	30,000	27
	GCI, Inc., 8.625%, 11/15/19	35,000	37
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	30,000	28
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	60,000	61
	NII Capital Corp., 7.625%, 4/1/21	75,000	74
	NII Capital Corp., 8.875%, 12/15/19	40,000	42
	PAETEC Holding Corp., 8.875%, 6/30/17	30,000	32
	SBA Telecommunications, Inc., 8.00%, 8/15/16	20,000	22
	SBA Telecommunications, Inc., 8.25%, 8/15/19	35,000	38
	Sprint Capital Corp., 6.90%, 5/1/19	50,000	41
	Sprint Nextel Corp., 6.00%, 12/1/16	50,000	42
	Sprint Nextel Corp., 8.375%, 8/15/17	85,000	76
	Sprint Nextel Corp., 9.00%, 11/15/18 144A	65,000	68
	Sprint Nextel Corp., 11.50%, 11/15/21 144A	50,000	50
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	35,000	32
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	79,241	58
	Windstream Corp., 7.00%, 3/15/19	55,000	56
	Windstream Corp., 7.75%, 10/15/20	95,000	98
	Windstream Corp., 7.875%, 11/1/17	50,000	54

	Total		1,350

	Transportation (0.1%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	45,000	43
	Florida East Coast Railway Corp., 8.125%, 2/1/17	25,000	25
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	35,000	38
	Teekay Corp., 8.50%, 1/15/20	20,000	19

	Total		125

	Utilities (0.5%)
	The AES Corp., 7.375%, 7/1/21 144A	35,000	38
	The AES Corp., 7.75%, 10/15/15	10,000	11
	The AES Corp., 8.00%, 10/15/17	45,000	50
	The AES Corp., 8.00%, 6/1/20	85,000	93
	Calpine Corp., 7.50%, 2/15/21 144A	25,000	27
	Calpine Corp., 7.875%, 7/31/20 144A	80,000	86
	CMS Energy Corp., 4.25%, 9/30/15	35,000	35
	Dolphin Subsidiary II, Inc., 6.50%, 10/15/16 144A	65,000	69

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	205

Asset Allocation Portfolio

	Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 144A	40,000	43
(d)	Dynegy Holdings, Inc., 7.75%, 6/1/19	30,000	20
(d)	Dynegy Holdings, Inc., 8.375%, 5/1/16	10,000	7
	Edison Mission Energy, 7.00%, 5/15/17	90,000	58
	Edison Mission Energy, 7.20%, 5/15/19	24,000	15
	Edison Mission Energy, 7.75%, 6/15/16	95,000	69
	Elwood Energy LLC, 8.159%, 7/5/26	61,072	60
	Energy Future Holdings Corp., 10.00%, 1/15/20	55,000	58
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	13,000	14
	IPALCO Enterprises, Inc., 5.00%, 5/1/18	60,000	59
	Mirant Americas Generation LLC, 8.50%, 10/1/21	25,000	23
	NRG Energy, Inc., 7.375%, 1/15/17	36,000	37
	NRG Energy, Inc., 7.625%, 1/15/18	40,000	40
	NRG Energy, Inc., 7.625%, 5/15/19 144A	55,000	54
	NRG Energy, Inc., 8.25%, 9/1/20	5,000	5
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	81,000	83
	NV Energy, Inc., 6.25%, 11/15/20	25,000	26
	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	45,000	16

	Total		1,096

	Total Below Investment Grade Segment
	(Cost: $15,843)		15,869

	Short-Term Investments (18.9%)

	Commercial Banks Non-US (2.1%)
	Bank of Nova Scotia, 0.578%, 10/5/12	800,000	801
	HSBC Finance Corp., 0.20%, 1/26/12	4,000,000	3,999

	Total		4,800

	Commercial Banks US (0.9%)
	The Goldman Sachs Group, Inc., 0.65%, 5/25/12	2,000,000	1,992

	Total		1,992

	Electronics (1.7%)
	International Business Machines Corp., 0.05%, 1/24/12	4,000,000	4,000

	Total		4,000

	Federal Government & Agencies (4.6%)
	Federal Home Loan Bank, 0.01%, 3/7/12	1,500,000	1,500
(b)	Federal Home Loan Bank, 0.02%, 3/28/12	9,000,000	8,999

	Total		10,499

	Finance Services (1.7%)
	Alpine Securitization Corp., 0.23%, 1/17/12	4,000,000	4,000

	Total		4,000

	Short-Term Investments (18.9%)	Shares/ $ Par	Value $ (000’s)

	Food Processors (1.7%)
	Kellogg Co., 0.19%, 1/5/12	4,000,000	4,000

	Total		4,000

	Miscellaneous Business Credit Institutions (1.6%)
	General Electric Co., 0.09%, 3/27/12	3,500,000	3,499

	Total		3,499

	Oil and Gas (1.7%)
	Devon Energy Corp., 0.37%, 1/4/12	4,000,000	4,000

	Total		4,000

	Restaurants (1.2%)
(k)	Darden Restaurants, Inc., 0.28%, 1/3/12	2,800,000	2,800

	Total		2,800

	Short Term Business Credit (1.7%)
	Sheffield Receivables Corp., 0.35%, 1/26/12	4,000,000	3,999

	Total		3,999

	Total Short-Term Investments
	(Cost: $43,597)		43,589

	Total Investments (100.1%)
	(Cost: $210,235)(a)		230,397

	Other Assets, Less Liabilities (-0.1%)		(140)

	Net Assets (100.0%)		230,257

The Accompanying Notes are an Integral Part of the Financial Statements.

206	Asset Allocation Portfolio

Asset Allocation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 the value of these securities (in thousands) was $8,066 representing 3.5% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2011 the aggregate cost of securities for federal tax purposes (in thousands) was $210,917 and the net unrealized appreciation of investments based on that cost was $19,480 which is comprised of $25,021 aggregate gross unrealized appreciation and $5,541 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $71)	1	3/12	$2
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2011, $8,607)	141	3/12	223
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2011, $3,189)	26	3/12	16
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2011, $3,769)	29	3/12	(34)
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2011, $882)	4	3/12	-	(m)

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated
—	Mexican Cetes — Mexican Pesos
—	Morgan Stanley — Brazilian Real

(h)	Forward foreign currency contracts outstanding on December 31, 2011.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Barclays Bank PLC	AUD	248	1/12	$9	$-	$9
Sell	Barclays Bank PLC	AUD	248	1/12	2	-	2
Sell	Barclays Bank PLC	BRL	362	2/12	1	-	1
Buy	Barclays Bank PLC	EUR	1,400	1/12	6	(10)	(4)
Sell	Barclays Bank PLC	EUR	2,800	1/12	237	-	237
Sell	Barclays Bank PLC	MXN	5,240	1/12	12	-	12

					$267	$(10)	$257

AUD — Australian Dollar

BRL — Brazilian Real

EUR — Euro

MXN — Mexican New Peso

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	207

Asset Allocation Portfolio

(j)	Swap agreements outstanding on December 31, 2011.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
MSCI Daily Net EAFE Index	Goldman Sachs International	3-Month USD LIBOR - 24 Basis Points (Bps)	MSCI Daily Net EAFE Index Total Return	8/12	23,712	$921
Russell 1000 Growth Index	Credit Suisse International	Russell 1000 Growth Index Total Return	3-Month USD LIBOR - 8 Bps	2/12	30,792	749
Russell 1000 Value Index	Credit Suisse International	3-Month USD LIBOR + 4 Bps	Russell1000 Total Return Value Index	2/12	29,627	(83)
Russell 2000 Growth Biotechnology Industry Index	JPMorgan Chase Bank, N.A.	3-Month USD LIBOR - 25 Bps	Russell 2000 Growth Biotechnology Industry Index	7/12	156	(1)
Russell Midcap Growth Index	Credit Suisse International	Russell Midcap Growth Index Total Return	3-Month USD LIBOR - 12 Bps	5/12	11,098	332
Russell Midcap Value Index	Credit Suisse International	3-Month USD LIBOR	Russell Midcap Value Index Total Return	5/12	11,019	(13)

						$1,905

(k)	Securities with an aggregate value of $2,800 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2011.

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2011. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$109,875	$-	$-
Investment Companies	9,654	-	-
Preferred Stocks	-	181	-
US Government & Agency Bonds	-	10,331	-
Foreign Bonds	-	811	-
Municipal Bonds	-	1,192	-
Corporate Bonds	-	28,174	7
Structured Products	-	26,583	-
Short-Term Investments	-	43,589	-
Other Financial Instruments^
Futures	241	-	-
Forward Currency Contracts	-	267	-
Total Return Swaps	-	2,002	-
Liabilities:
Other Financial Instruments^
Futures	(34)	-	-
Forward Currency Contracts	-	(10)	-
Total Return Swaps	-	(97)	-
Total	$119,736	$113,023	$7

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

208	Asset Allocation Portfolio

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays Capital® Global Aggregate - Credit Component, Hedged USD, Merrill Lynch® Global High- Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global - The benchmark is an equally weighted blend of the following three indices: Barclays Capital® Global Aggregate -Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays Capital® Global Aggregate - Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment-grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite - The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays Capital® U.S. Aggregate Index (25%), and the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite - The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays Capital® U.S. Aggregate Index (45%) and the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays Capital® U.S. Aggregate 1-3 Years Index - The Barclays Capital® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays Capital® U.S. Aggregate Index - The Barclays Capital® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index - The Barclays Capital® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays Capital® Global Credit Hedged USD Index - The Barclays Capital® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays Capital® Long-Term U.S. Treasury Index - The Barclays Capital® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index - The Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Benchmark Definitions	209

Benchmark Definitions (unaudited)

Dow Jones-UBS Commodity Index Total ReturnSM - The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 19 (as of December 31, 2011) physical commodities. The DJ- UBS Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes more than 15% or less than 2% of the Index, and each related group of commodities represented in the Index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the Index and different sectors may represent different proportions of the Index.

Lipper® Variable Insurance Products (VIP) Average - Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages -Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

MSCI EAFE® (Europe-Australasia-Far-East) Index - The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI® All Country World (ex-US) Index - The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index - The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index - The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index - The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index - The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index - The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index - The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index - The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index - The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index - The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

210	Benchmark Definitions

Benchmark Definitions (unaudited)

S&P 500® Index - The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index - The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index - The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions	211

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2011 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Investments, at Value (1)	$513,754	$280,539	$376,451	$69,230	$1,568,096
Cash & Cash Equivalents	63	24,551	46	42	75
Foreign Currency, at Value (2)	-	-	-	-	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivables:
Portfolio Shares Sold	58	167	48	39	216
Investment Securities Sold	792	-	1,264	15	-
Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (4)	-	-	-	-	-
Outstanding Swap Contracts, at Value (6)	-	-	-	-	-
Foreign Currency	-	-	-	-	-
Prepaid Expenses and Other Assets	7	4	5	1	20
Dividends and Interest	332	122	351	98	2,320

Total Assets	515,006	305,383	378,165	69,425	1,570,727

Liabilities
Payables:
Portfolio Shares Redeemed	142	64	243	23	521
Investment Securities Purchased	586	-	629	80	-
Variation Margin	61	-	66	-	107
Outstanding Options Written, at Value (4)	-	-	-	-	-
Securities Sold Short, at Value (5)	-	-	-	-	-
Outstanding Swap Contracts, at Value (7)	-	-	-	-	-
Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (3)	-	-	-	-	-
Investment Advisory Fees	188	184	140	45	264
Accrued Expenses	22	15	18	9	34

Total Liabilities	999	263	1,096	157	926

Net Assets	$514,007	$305,120	$377,069	$69,268	$1,569,801

Represented By:
Aggregate Paid in Capital (8) (9)	$454,742	$275,709	$381,418	$75,253	$1,258,844
Undistributed Net Investment Income (Loss)	3,564	1,011	5,001	4	29,810
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(11,181)	(1,514)	(46,134)	(12,516)	21,474
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	66,742	29,914	36,367	6,527	258,969
Futures Contracts	140	-	417	-	704
Options Written	-	-	-	-	-
Short Sales	-	-	-	-	-
Swap Contracts	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-

Net Assets for Shares Outstanding (8) (9)	$514,007	$305,120	$377,069	$69,268	$1,569,801

Net Asset Value, Offering and Redemption Price per Share	$2.09	$1.75	$1.21	$0.76	$2.54

(1) Investments, at Cost	$447,012	$250,625	$340,084	$62,703	$1,309,127
(2) Foreign Currency, at Cost	-	-	-	-	-
(3) Securities on Loan	-	-	-	-	-
(4) Premiums Received on Options Written	-	-	-	-	-
(5) Proceeds Received from Short Sales	-	-	-	-	-
(6) Premiums Paid on Swap Contracts	-	-	-	-	-
(7) Premiums Received from Swap Contracts	-	-	-	-	-
(8) Shares Outstanding	246,102	174,713	310,837	91,523	617,840
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

212	Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$69,841	$384,434	$309,157	$807,632	$439,790	$124,091	$376,393	$53,893	$362,358
-	19	72	40	25	-	70	75	98
-	-	-	-	-	-	-	-	-
12	-	-	-	-	-	-	-	-

18	68	182	69	49	70	77	4	102
75	826	10	8,368	216	804	5,099	127	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	35	-	-
4	-	-	-	-	16	-	-	-
1	5	4	11	6	1	5	68	5
128	1,075	604	225	410	255	27	48	395

70,079	386,427	310,029	816,345	440,496	125,237	381,706	54,215	362,958

2	181	93	153	151	41	122	20	109
351	235	2,836	2,926	686	837	1,922	119	-
1	-	-	89	150	-	5	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	71	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	20	40	-
-	-	-	-	-	-	-	-	-
42	182	165	367	93	88	181	15	260
9	18	14	28	21	14	26	9	23

405	616	3,108	3,563	1,101	980	2,347	203	392

$69,674	$385,811	$306,921	$812,782	$439,395	$124,257	$379,359	$54,012	$362,566

$75,939	$464,485	$316,828	$750,937	$388,796	$131,420	$425,049	$52,441	$298,709
125	9,031	5,761	1,048	4,306	1,998	-	29	1,793
(9,316)	(131,330)	(14,903)	(53,849)	16,923	(6,602)	(83,504)	129	3,343

2,923	43,625	(764)	114,152	28,220	(2,575)	37,804	1,413	58,721
(1)	-	-	494	1,150	-	44	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	(34)	-	-
4	-	(1)	-	-	16	-	-	-

$69,674	$385,811	$306,921	$812,782	$439,395	$124,257	$379,359	$54,012	$362,566

$0 .73	$0 .87	$1 .16	$2 .92	$1 .34	$1 .13	$1 .72	$0 .91	$1 .65

$66,918	$340,809	$309,921	$693,480	$411,570	$126,666	$338,589	$52,480	$303,637
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
94,983	441,779	263,812	278,671	328,080	109,680	220,629	59,174	219,541
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	213

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2011 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Investments, at Value (1)	$257,504	$91,990	$1,179,102	$147,206	$492,908
Cash & Cash Equivalents	10,742	2	55,102	-	1,166
Foreign Currency, at Value (2)	124	50	117	13	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivables:
Portfolio Shares Sold	127	145	293	239	1,359
Investment Securities Sold	-	178	-	-	-
Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (4)	-	-	-	-	-
Outstanding Swap Contracts, at Value (6)	-	-	-	-	-
Foreign Currency	7	-	-	1	-
Prepaid Expenses and Other Assets	4	1	17	2	7
Dividends and Interest	167	223	2,989	119	1,293

Total Assets	268,675	92,589	1,237,620	147,580	496,733

Liabilities
Payables:
Portfolio Shares Redeemed	175	13	378	16	107
Investment Securities Purchased	2,080	490	18,364	498	-
Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (4)	-	-	-	-	-
Securities Sold Short, at Value (5)	-	-	-	-	-
Outstanding Swap Contracts, at Value (7)	-	-	-	-	-
Foreign Currency	-	-	2	-	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (3)	-	-	-	-	-
Investment Advisory Fees	155	66	625	150	63
Accrued Expenses	50	64	181	80	-

Total Liabilities	2,460	633	19,550	744	170

Net Assets	$266,215	$91,956	$1,218,070	$146,836	$496,563

Represented By:
Aggregate Paid in Capital (8) (9)	$340,175	$108,195	$1,224,825	$157,349	$496,147
Undistributed Net Investment Income (Loss)	4,496	322	35,752	303	416
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(63,071)	(14,516)	(20,094)	(1,821)	-
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(15,383)	(2,047)	(22,402)	(8,994)	-
Futures Contracts	-	-	-	-	-
Options Written	-	-	-	-	-
Short Sales	-	-	-	-	-
Swap Contracts	-	-	-	-	-
Foreign Currency Transactions	(2)	2	(11)	(1)	-

Net Assets for Shares Outstanding (8) (9)	$266,215	$91,956	$1,218,070	$146,836	$496,563

Net Asset Value, Offering and Redemption Price per Share	$1 .04	$0 .72	$1 .52	$0 .89	$1 .00

(1) Investments, at Cost	$272,887	$94,037	$1,201,504	$156,200	$492,908
(2) Foreign Currency, at Cost	125	50	117	13	-
(3) Securities on Loan	-	-	-	-	-
(4) Premiums Received on Options Written	-	-	-	-	-
(5) Proceeds Received from Short Sales	-	-	-	-	-
(6) Premiums Paid on Swap Contracts	-	-	-	-	-
(7) Premiums Received from Swap Contracts	-	-	-	-	-
(8) Shares Outstanding	256,361	127,456	803,489	164,618	496,563
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

214	Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$165,173	$1,637,023	$264,661	$181,735	$369,814	$218,395	$2,257,548	$230,397
46	212	-	-	27	12,852	2,343	270

4	6	-	89	-	515	4	3
-	-	9	-	-	95	-	-
64	492	277	715	185	180	614	47
-	14,471	-	-	-	-	9,105	805
-	-	21	-	-	95	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	880	14,803	1,905
57	586	-	1,017	-	1,483	2,013	257
2	19	2	73	5	3	26	3
802	8,643	1,062	1,102	6,492	3,039	8,134	731

166,148	1,661,452	266,032	184,731	376,523	237,537	2,294,590	234,418

331	647	14	15	71	29	625	18
-	92,814	118,790	4,896	-	-	51,877	2,720
42	60	-	-	-	-	347	38
-	-	-	-	-	2	-	-
-	5,432	-	-	-	-	-	-
-	-	-	1,347	-	398	8	1
-	-	-	-	-	425	-	-
-	-	-	-	-	1,640	7,600	1,270
-	76,694	-	-	-	-	45,438	-
48	375	65	84	139	153	555	96
11	-	14	14	24	18	-	18

432	176,022	118,883	6,356	234	2,665	106,450	4,161

$165,716	$1,485,430	$147,149	$178,375	$376,289	$234,872	$2,188,140	$230,257

$166,375	$1,373,789	$140,327	$160,406	$380,791	$233,520	$2,070,278	$232,751
320	42,269	25	3,949	26,252	(90)	10,277	(1,315)
(2,948)	9,774	4,098	1,585	(33,027)	(385)	(59,700)	(23,708)

2,069	59,282	2,658	12,774	2,273	(198)	148,621	20,162
(156)	(233)	41	-	-	888	1,866	207
-	-	-	-	-	52	-	-
-	(20)	-	-	-	-	-	-
-	-	-	(1,347)	-	67	14,796	1,905
56	569	-	1,008	-	1,018	2,002	255

$165,716	$1,485,430	$147,149	$178,375	$376,289	$234,872	$2,188,140	$230,257

$1 .02	$1 .31	$1 .13	$1 .18	$0 .70	$1 .00	$1 .39	$1 .02

$163,104	$1,577,741	$262,003	$168,961	$367,541	$218,593	$2,108,927	$210,235
4	7	-	90	-	527	4	3
-	75,073	-	-	-	-	44,476	-
-	-	-	-	-	54	-	-
-	5,413	-	-	-	-	-	-
-	-	-	-	-	740	-	-
-	-	-	-	-	320	-	-
162,718	1,137,483	129,998	151,500	534,973	233,971	1,574,548	225,345
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	215

Consolidated Statement of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2011 (in thousands)

Commodities Return Strategy Portfolio
Assets
Investments, at Value (1)	$87,551
Cash & Cash Equivalents	2,321
Foreign Currency, at Value (2)	-
Cash Collateral for Derivative Positions	1,100
Receivables:
Portfolio Shares Sold	176
Investment Securities Sold	-
Variation Margin	-
Outstanding Options Written, at Value (4)	-
Outstanding Swap Contracts, at Value (6)	-
Foreign Currency	-
Prepaid Expenses and Other Assets	1
Dividends and Interest	72

Total Assets	91,221

Liabilities
Payables:
Portfolio Shares Redeemed	10
Investment Securities Purchased	-
Variation Margin	-
Outstanding Options Written, at Value (4)	-
Securities Sold Short, at Value (5)	-
Outstanding Swap Contracts, at Value (7)	229
Foreign Currency	-
Collateral from Counterparty	-
Collateral for Securities on Loan (3)	-
Investment Advisory Fees	60
Accrued Expenses	23

Total Liabilities	322

Net Assets	$90,899

Represented By:
Aggregate Paid in Capital (8) (9)	$90,878
Undistributed Net Investment Income (Loss)	229
Undistributed Accumulated Net Realized Gain (Loss) on Investments	-
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	21
Futures Contracts	-
Options Written	-
Short Sales	-
Swap Contracts	(229)
Foreign Currency Transactions	-

Net Assets for Shares Outstanding (8) (9)	$90,899

Net Asset Value, Offering and Redemption Price per Share	$0.81

(1) Investments, at Cost	$87,530
(2) Foreign Currency, at Cost	-
(3) Securities on Loan	-
(4) Premiums Received on Options Written	-
(5) Proceeds Received from Short Sales	-
(6) Premiums Paid on Swap Contracts	-
(7) Premiums Received from Swap Contracts	-
(8) Shares Outstanding	112,626
(9) Shares Authorized, $.01 Par Value	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

216	Consolidated Statement of Assets and Liabilities

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2011 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest	$44	$10	$25	$2	$49	$1
Dividends (1)	5,919	3,302	6,767	1,107	33,388	1,726

Total Income	5,963	3,312	6,792	1,109	33,437	1,727

Expenses
Investment Advisory Fees	2,327	2,379	1,731	519	3,227	473
Custodian Fees	17	36	13	10	32	16
Audit Fees	18	18	18	19	17	19
Other Expenses	37	24	29	7	79	7

Total Expenses	2,399	2,457	1,791	555	3,355	515

Less Waived Fees:
Paid by Affiliate	-	(156)	-	-	-	-

Net Expenses	2,399	2,301	1,791	555	3,355	515

Net Investment Income (Loss)	3,564	1,011	5,001	554	30,082	1,212
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	18,586	7,925	20,197	2,876	30,284	2,526
Futures Contracts	923	-	75	-	814	75
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	19

Net Realized Gain (Loss) on Investments	19,509	7,925	20,272	2,876	31,098	2,620

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(29,372)	(27,889)	(30,180)	(4,883)	(29,712)	(2,717)
Futures Contracts	(1)	-	417	-	332	(22)
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	7

Net Change in Unrealized Appreciation (Depreciation) of Investments	(29,373)	(27,889)	(29,763)	(4,883)	(29,380)	(2,732)

Net Gain (Loss) on Investments	(9,864)	(19,964)	(9,491)	(2,007)	1,718	(112)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,300)	$(18,953)	$(4,490)	$(1,453)	$31,800	$1,100

(1) Net of Foreign Dividend Tax	$93	$69	$60	$27	$1	$5

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	217

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$13	$20	$81	$76	$-	$42	$10	$12
11,300	7,601	5,762	5,480	3,061	1,494	485	5,027

11,313	7,621	5,843	5,556	3,061	1,536	495	5,039

2,225	1,823	4,708	1,174	1,011	2,285	127	3,150
9	17	12	27	42	22	37	11
19	18	20	17	18	19	17	19
29	20	55	32	15	41	7	39

2,282	1,878	4,795	1,250	1,086	2,367	188	3,219

-	-	-	-	-	-	(11)	-

2,282	1,878	4,795	1,250	1,086	2,367	177	3,219

9,031	5,743	1,048	4,306	1,975	(831)	318	1,820

21,196	5,192	(5,711)	20,329	12,805	51,483	2,238	8,486
-	-	(1,010)	(1,086)	-	(12)	-	-
-	-	178	-	-	212	-	-
-	-	-	-	-	747	48	-
-	18	-	-	108	-	-	-

21,196	5,210	(6,543)	19,243	12,913	52,430	2,286	8,486

(26,738)	(12,838)	(48,687)	(32,091)	(15,180)	(60,967)	(2,123)	(14,914)
-	-	412	639	-	14	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	(1,098)	-	-
-	(1)	-	-	25	-	-	-

(26,738)	(12,839)	(48,275)	(31,452)	(15,155)	(62,051)	(2,123)	(14,914)

(5,542)	(7,629)	(54,818)	(12,209)	(2,242)	(9,621)	163	(6,428)

$3,489	$(1,886)	$(53,770)	$(7,903)	$(267)	$(10,452)	$481	$(4,608)

$197	$60	$(6)	$-	$20	$-	$-	$3

The Accompanying Notes are an Integral Part of the Financial Statements.

218	Statements of Operations

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2011 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest	$3	$1	$43	$3	$1,031	$3,203
Dividends (1)	6,702	2,230	46,021	3,731	-	-

Total Income	6,705	2,231	46,064	3,734	1,031	3,203

Expenses
Investment Advisory Fees	1,967	668	8,866	1,570	1,438	507
Custodian Fees	257	345	787	574	-	17
Audit Fees	20	20	20	20	-	21
Other Expenses	47	9	68	21	11	9

Total Expenses	2,291	1,042	9,741	2,185	1,449	554

Less Waived Fees:
Paid by Affiliate	-	(169)	(744)	(120)	(1,061)	-

Net Expenses	2,291	873	8,997	2,065	388	554

Net Investment Income (Loss)	4,414	1,358	37,067	1,669	643	2,649
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	3,121	634	30,383	12,064	2	164
Futures Contracts	-	-	-	-	-	(2,429)
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(495)	(42)	(1,221)	(309)	-	(40)

Net Realized Gain (Loss) on Investments	2,626	592	29,162	11,755	2	(2,305)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(46,758)	(10,877)	(201,693)	(40,911)	-	783
Futures Contracts	-	-	-	-	-	(363)
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(5)	(2)	(16)	(2)	-	80

Net Change in Unrealized Appreciation (Depreciation) of Investments	(46,763)	(10,879)	(201,709)	(40,913)	-	500

Net Gain (Loss) on Investments	(44,137)	(10,287)	(172,547)	(29,158)	2	(1,805)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(39,723)	$(8,929)	$(135,480)	$(27,489)	$645	$844

(1) Net of Foreign Dividend Tax	$168	$79	$1,542	$122	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	219

Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$48,522	$3,356	$6,139	$27,564	$11,487	$42,917	$3,577
-	-	-	247	-	15,158	1,932

48,522	3,356	6,139	27,811	11,487	58,075	5,509

4,273	635	820	1,600	1,556	6,781	1,313
-	9	23	24	54	-	62
-	27	19	23	25	-	20
30	9	11	37	14	47	14

4,303	680	873	1,684	1,649	6,828	1,409

-	-	-	-	-	-	(122)

4,303	680	873	1,684	1,649	6,828	1,287

44,219	2,676	5,266	26,127	9,838	51,247	4,222

35,871	22,353	2,330	5,272	2,733	84,810	8,484
(10,561)	946	-	-	2,098	774	(290)
-	56	-	-	58	123	-
-	-	(21)	-	(397)	(39,996)	(5,363)
(197)	-	(608)	-	855	1,198	212

25,113	23,355	1,701	5,272	5,347	46,909	3,043

28,977	4,049	9,028	(15,182)	(6,356)	(68,630)	(8,993)
406	62	-	-	643	1,210	133
-	(3)	-	-	83	(99)	(10)
(20)	-	-	-	-	-	-
-	-	(611)	-	(841)	13,420	1,337
821	-	673	-	448	2,176	266

30,184	4,108	9,090	(15,182)	(6,023)	(51,923)	(7,267)

55,297	27,463	10,791	(9,910)	(676)	(5,014)	(4,224)

$99,516	$30,139	$16,057	$16,217	$9,162	$46,233	$(2)

$-	$-	$-	$-	$-	$152	$16

The Accompanying Notes are an Integral Part of the Financial Statements.

220	Statements of Operations

Consolidated Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Period from Commencement of Operations to December 31, 2011 (in thousands)

Commodities Return Strategy Portfolio
Investment Income
Income
Interest	$88

Total Income	88

Expenses
Investment Advisory Fees	402
Custodian Fees	6
Audit Fees	30
Other Expenses	20

Total Expenses	458

Net Investment Income (Loss)	(370)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	5
Futures Contracts	(104)
Options Written	-
Swap Contracts	(14,292)
Foreign Currency Transactions	-

Net Realized Gain (Loss) on Investments	(14,391)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	21
Futures Contracts	-
Options Written	-
Short Sales	-
Swap Contracts	(229)
Foreign Currency Transactions	-

Net Change in Unrealized Appreciation (Depreciation) of Investments	(208)

Net Gain (Loss) on Investments	(14,599)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,969)

(1) Net of Foreign Dividend Tax	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Consolidated Statement of Operations	221

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets
Operations
Net Investment Income (Loss)	$3,564	$4,291	$1,011	$572	$5,001	$4,537
Net Realized Gain (Loss) on Investments	19,509	24,170	7,925	5,034	20,272	4,141
Net Change in Unrealized Appreciation (Depreciation) of Investments	(29,373)	32,483	(27,889)	20,603	(29,763)	38,026

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,300)	60,944	(18,953)	26,209	(4,490)	46,704

Distributions to Shareholders from:
Net Investment Income	(4,271)	(4,234)	(572)	-	(4,523)	(4,461)
Net Realized Gain on Investments	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,271)	(4,234)	(572)	-	(4,523)	(4,461)

Capital Transactions:
Shares Sold	26,974	27,679	51,848	54,893	20,093	27,761
Reinvestment of Distributions Paid	4,271	4,234	572	-	4,523	4,461
Shares Redeemed	(63,539)	(67,286)	(38,972)	(34,851)	(46,864)	(45,944)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(32,294)	(35,373)	13,448	20,042	(22,248)	(13,722)

Total Increase (Decrease) in Net Assets	(42,865)	21,337	(6,077)	46,251	(31,261)	28,521
Net Assets
Beginning of Period	556,872	535,535	311,197	264,946	408,330	379,809

End of Period	$514,007	$556,872	$305,120	$311,197	$377,069	$408,330

Undistributed Net Investment Income (Loss)	$3,564	$4,291	$1,011	$572	$5,001	$4,537

Portfolio Share Transactions:
Shares Sold	12,604	14,342	28,437	32,041	16,154	24,644
Reinvestment of Distributions Paid	2,066	2,358	328	-	3,866	4,241
Shares Redeemed	(29,525)	(35,193)	(21,095)	(20,501)	(37,694)	(41,001)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(14,855)	(18,493)	7,670	11,540	(17,674)	(12,116)

The Accompanying Notes are an Integral Part of the Financial Statements.

222	Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$554	$437	$30,082	$27,441	$1,212	$856	$9,031	$8,436
2,876	220	31,098	33,786	2,620	(870)	21,196	19,131
(4,883)	7,107	(29,380)	151,918	(2,732)	5,915	(26,738)	24,793

(1,453)	7,764	31,800	213,145	1,100	5,901	3,489	52,360

(550)	(433)	(27,053)	(29,645)	(1,205)	(856)	(8,356)	(8,343)
-	-	(36,188)	(11,150)	-	-	-	-

(550)	(433)	(63,241)	(40,795)	(1,205)	(856)	(8,356)	(8,343)

14,156	13,360	91,690	100,678	16,229	15,526	29,017	35,740
550	433	63,241	40,795	1,205	856	8,356	8,343
(7,212)	(4,378)	(179,476)	(166,088)	(8,666)	(5,881)	(55,132)	(41,310)

7,494	9,415	(24,545)	(24,615)	8,768	10,501	(17,759)	2,773

5,491	16,746	(55,986)	147,735	8,663	15,546	(22,626)	46,790

63,777	47,031	1,625,787	1,478,052	61,011	45,465	408,437	361,647

$69,268	$63,777	$1,569,801	$1,625,787	$69,674	$61,011	$385,811	$408,437

$4	$4	$29,810	$27,217	$125	$97	$9,031	$8,356

18,402	19,080	34,976	42,393	22,075	22,809	32,868	44,292
733	554	26,296	18,326	1,642	1,179	10,228	11,064
(9,315)	(6,247)	(68,428)	(69,936)	(11,612)	(8,707)	(62,599)	(51,393)

9,820	13,387	(7,156)	(9,217)	12,105	15,281	(19,503)	3,963

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	223

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Equity Income Portfolio		Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,743	$4,433	$1,048	$2,784	$4,306	$4,603
Net Realized Gain (Loss) on Investments	5,210	(871)	(6,543)	24,863	19,243	25,765
Net Change in Unrealized Appreciation (Depreciation) of Investments	(12,839)	29,777	(48,275)	158,009	(31,452)	68,969

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,886)	33,339	(53,770)	185,656	(7,903)	99,337

Distributions to Shareholders from:
Net Investment Income	(4,374)	(3,789)	(2,086)	(2,314)	(4,083)	(4,563)
Net Realized Gain on Investments	-	-	-	-	(26,147)	(1,504)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,374)	(3,789)	(2,086)	(2,314)	(30,230)	(6,067)

Capital Transactions:
Shares Sold	76,511	45,735	29,235	30,974	35,323	28,558
Reinvestment of Distributions Paid	4,374	3,789	2,086	2,314	30,230	6,067
Shares Redeemed	(27,011)	(23,483)	(104,611)	(106,114)	(59,037)	(57,011)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	53,874	26,041	(73,290)	(72,826)	6,516	(22,386)

Total Increase (Decrease) in Net Assets	47,614	55,591	(129,146)	110,516	(31,617)	70,884
Net Assets
Beginning of Period	259,307	203,716	941,928	831,412	471,012	400,128

End of Period	$306,921	$259,307	$812,782	$941,928	$439,395	$471,012

Undistributed Net Investment Income (Loss)	$5,761	$4,435	$1,048	$2,784	$4,306	$4,096

Portfolio Share Transactions:
Shares Sold	65,084	41,858	9,447	11,515	23,947	22,317
Reinvestment of Distributions Paid	3,980	3,683	724	914	23,218	5,103
Shares Redeemed	(22,560)	(21,640)	(33,646)	(39,722)	(40,242)	(45,243)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	46,504	23,901	(23,475)	(27,293)	6,923	(17,823)

The Accompanying Notes are an Integral Part of the Financial Statements.

224	Statements of Changes in Net Assets

Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$1,975	$2,403	$(831)	$106	$318	$319	$1,820	$2,757
12,913	18,254	52,430	63,882	2,286	2,172	8,486	13,286
(15,155)	(1,238)	(62,051)	22,591	(2,123)	6,364	(14,914)	51,346

(267)	19,419	(10,452)	86,579	481	8,855	(4,608)	67,389

(2,135)	(1,417)	(1,448)	(2,686)	(385)	(1,416)	(2,251)	(3,517)
-	-	-	-	(1,522)	-	-	-

(2,135)	(1,417)	(1,448)	(2,686)	(1,907)	(1,416)	(2,251)	(3,517)

23,891	18,813	28,480	27,892	12,499	8,910	42,410	37,265
2,135	1,417	1,448	2,686	1,907	1,416	2,251	3,517
(17,497)	(15,087)	(57,634)	(45,667)	(4,959)	(2,490)	(49,495)	(39,323)

8,529	5,143	(27,706)	(15,089)	9,447	7,836	(4,834)	1,459

6,127	23,145	(39,606)	68,804	8,021	15,275	(11,693)	65,331

118,130	94,985	418,965	350,161	45,991	30,716	374,259	308,928

$124,257	$118,130	$379,359	$418,965	$54,012	$45,991	$362,566	$374,259

$1,998	$2,088	$-	$384	$29	$88	$1,793	$2,467

21,088	18,100	15,812	18,353	13,277	10,587	25,435	25,172
2,011	1,438	874	1,956	2,091	1,523	1,466	2,593
(15,079)	(14,518)	(32,137)	(30,438)	(5,211)	(3,021)	(29,413)	(26,730)

8,020	5,020	(15,451)	(10,129)	10,157	9,089	(2,512)	1,035

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	225

Statements of Changes in Net Assets Portfolio

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Growth Portfolio		Research International Core Portfolio		International Equity Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,414	$3,674	$1,358	$844	$37,067	$29,393
Net Realized Gain (Loss) on Investments	2,626	19,624	592	(208)	29,162	74,450
Net Change in Unrealized Appreciation (Depreciation) of Investments	(46,763)	18,194	(10,879)	5,994	(201,709)	(6,584)

Net Increase (Decrease) in Net Assets Resulting from Operations	(39,723)	41,492	(8,929)	6,630	(135,480)	97,259

Distributions to Shareholders from:
Net Investment Income	(3,374)	(2,403)	(1,332)	(909)	(28,606)	(37,804)
Net Realized Gain on Investments	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,374)	(2,403)	(1,332)	(909)	(28,606)	(37,804)

Capital Transactions:
Shares Sold	44,750	42,188	39,973	10,838	116,615	120,476
Reinvestment of Distributions Paid	3,374	2,403	1,332	910	28,606	37,804
Shares Redeemed	(36,616)	(32,744)	(4,799)	(3,103)	(139,658)	(131,085)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	11,508	11,847	36,506	8,645	5,563	27,195

Total Increase (Decrease) in Net Assets	(31,589)	50,936	26,245	14,366	(158,523)	86,650
Net Assets
Beginning of Period	297,804	246,868	65,711	51,345	1,376,593	1,289,943

End of Period	$266,215	$297,804	$91,956	$65,711	$1,218,070	$1,376,593

Undistributed Net Investment Income (Loss)	$4,496	$3,376	$322	$337	$35,752	$28,671

Portfolio Share Transactions:
Shares Sold	38,690	38,660	51,270	14,644	69,216	74,831
Reinvestment of Distributions Paid	3,067	2,263	1,845	1,192	18,491	24,692
Shares Redeemed	(31,461)	(30,128)	(5,949)	(4,184)	(81,767)	(81,722)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	10,296	10,795	47,166	11,652	5,940	17,801

The Accompanying Notes are an Integral Part of the Financial Statements.

226	Statements of Changes in Net Assets Portfolio

Emerging Markets Equity Portfolio		Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$1,669	$1,068	$643	$1,507	$2,649	$2,831	$44,219	$45,677
11,755	10,978	2	34	(2,305)	1,159	25,113	20,972
(40,913)	13,790	-	-	500	(166)	30,184	13,635

(27,489)	25,836	645	1,541	844	3,824	99,516	80,284

(1,340)	(949)	(643)	(1,507)	(2,242)	(3,183)	(47,795)	(49,043)
-	-	(2)	(34)	(251)	(996)	(28,703)	(3,631)

(1,340)	(949)	(645)	(1,541)	(2,493)	(4,179)	(76,498)	(52,674)

78,927	34,554	288,387	229,056	47,667	38,125	195,170	216,420
1,340	949	645	1,541	2,493	4,179	76,498	52,674
(45,267)	(33,656)	(268,760)	(325,161)	(13,215)	(8,239)	(171,352)	(134,679)

35,000	1,847	20,272	(94,564)	36,945	34,065	100,316	134,415

6,171	26,734	20,272	(94,564)	35,296	33,710	123,334	162,025

140,665	113,931	476,291	570,855	130,420	96,710	1,362,096	1,200,071

$146,836	$140,665	$496,563	$476,291	$165,716	$130,420	$1,485,430	$1,362,096

$303	$285	$416	$415	$320	$(23)	$42,269	$44,195

78,053	35,724	288,387	229,056	46,117	36,352	149,815	166,954
1,471	928	645	1,541	2,447	4,071	59,439	40,769
(41,932)	(36,337)	(268,760)	(325,161)	(12,802)	(7,857)	(131,284)	(103,920)

37,592	315	20,272	(94,564)	35,762	32,566	77,970	103,803

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets Portfolio	227

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,676	$2,669	$5,266	$3,061	$26,127	$25,518
Net Realized Gain (Loss) on Investments	23,355	4,648	1,701	3,535	5,272	14,028
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,108	1,179	9,090	478	(15,182)	3,718

Net Increase (Decrease) in Net Assets Resulting from Operations	30,139	8,496	16,057	7,074	16,217	43,264

Distributions to Shareholders from:
Net Investment Income	(2,665)	(5,007)	(56)	(4,154)	(25,673)	(23,047)
Net Realized Gain on Investments	(14,522)	(5,415)	(1,196)	(2,352)	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(17,187)	(10,422)	(1,252)	(6,506)	(25,673)	(23,047)

Capital Transactions:
Shares Sold	32,894	27,525	62,605	44,569	54,418	41,950
Reinvestment of Distributions Paid	17,187	10,422	1,252	6,506	25,673	23,047
Shares Redeemed	(19,264)	(15,529)	(16,365)	(41,235)	(37,895)	(40,687)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	30,817	22,418	47,492	9,840	42,196	24,310

Total Increase (Decrease) in Net Assets	43,769	20,492	62,297	10,408	32,740	44,527
Net Assets
Beginning of Period	103,380	82,888	116,078	105,670	343,549	299,022

End of Period	$147,149	$103,380	$178,375	$116,078	$376,289	$343,549

Undistributed Net Investment Income (Loss)	$25	$27	$3,949	$(47)	$26,252	$25,564

Portfolio Share Transactions:
Shares Sold	28,959	24,945	55,492	40,745	74,505	59,478
Reinvestment of Distributions Paid	15,235	10,272	1,083	6,173	37,755	34,042
Shares Redeemed	(18,045)	(14,332)	(14,543)	(36,838)	(51,933)	(57,701)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	26,149	20,885	42,032	10,080	60,327	35,819

The Accompanying Notes are an Integral Part of the Financial Statements.

228	Statements of Changes in Net Assets

Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$9,838	$9,506	$51,247	$56,978	$4,222	$4,697
5,347	8,348	46,909	83,681	3,043	10,611
(6,023)	3,889	(51,923)	110,444	(7,267)	13,475

9,162	21,743	46,233	251,103	(2)	28,783

(11,659)	(13,099)	(62,036)	(46,538)	(5,767)	(6,755)
(4,168)	(2,978)	-	-	-	-

(15,827)	(16,077)	(62,036)	(46,538)	(5,767)	(6,755)

87,414	67,798	106,877	103,898	19,192	20,463
15,827	16,077	62,036	46,538	5,767	6,755
(44,157)	(52,808)	(260,072)	(262,438)	(37,099)	(33,534)

59,084	31,067	(91,159)	(112,002)	(12,140)	(6,316)

52,419	36,733	(106,962)	92,563	(17,909)	15,712

182,453	145,720	2,295,102	2,202,539	248,166	232,454

$234,872	$182,453	$2,188,140	$2,295,102	$230,257	$248,166

$(90)	$204	$10,277	$58,883	$(1,315)	$5,191

83,111	63,577	75,439	78,473	18,232	20,828
15,658	15,605	45,783	36,356	5,790	7,271
(42,560)	(48,136)	(184,722)	(199,139)	(35,293)	(34,424)

56,209	31,046	(63,500)	(84,310)	(11,271)	(6,325)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	229

Consolidated Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

Commodities Return Strategy Portfolio
For the Period from Commencement of Operations to December 31, 2011
Change in Net Assets
Operations
Net Investment Income (Loss)	$(370)
Net Realized Gain (Loss) on Investments	(14,391)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(208)

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,969)

Distributions to Shareholders from:
Net Investment Income	-
Net Realized Gain on Investments	(3)
Tax Return of Capital	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3)

Capital Transactions:
Shares Sold	107,401
Reinvestment of Distributions Paid	3
Shares Redeemed	(1,533)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	105,871

Total Increase (Decrease) in Net Assets	90,899
Net Assets
Beginning of Period	-

End of Period	$90,899

Undistributed Net Investment Income (Loss)	$229

Portfolio Share Transactions:
Shares Sold	114,372
Reinvestment of Distributions Paid	4
Shares Redeemed	(1,750)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	112,626

The Accompanying Notes are an Integral Part of the Financial Statements.

230	Consolidated Statement of Changes in Net Assets

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Growth Stock Portfolio
2011	$2.13	$0.01		$(0.03)	$(0.02)	$(0.02)		$-		$(0.02)		$2.09
2010	1.92	0.02		0.21	0.23	(0.02)		-		(0.02)		2.13
2009	1.41	0.01		0.52	0.53	(0.02)		-		(0.02)		1.92
2008	2.49	0.02		(0.94)	(0.92)	(0.02)		(0.14)		(0.16)		1.41
2007	2.30	0.02		0.19	0.21	(0.02)		-		(0.02)		2.49
Focused Appreciation Portfolio
2011	$1.86	$0.01		$(0.12)	$(0.11)	$(0.00	)(e)	$-		$(0.00	)(e)	$1.75
2010	1.70	0.00	(e)	0.16	0.16	-		-		-		1.86
2009	1.20	0.00	(e)	0.50	0.50	-		-		-		1.70
2008	2.05	0.00	(e)	(0.80)	(0.80)	(0.01)		(0.04)		(0.05)		1.20
2007	1.62	0.01		0.42	0.43	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	2.05
Large Cap Core Stock Portfolio
2011	$1.24	$0.02		$(0.04)	$(0.02)	$(0.01)		$-		$(0.01)		$1.21
2010	1.12	0.01		0.12	0.13	(0.01)		-		(0.01)		1.24
2009	0.88	0.01		0.25	0.26	(0.02)		-		(0.02)		1.12
2008	1.45	0.02		(0.57)	(0.55)	(0.02)		-		(0.02)		0.88
2007	1.35	0.02		0.10	0.12	(0.02)		-		(0.02)		1.45
Large Cap Blend Portfolio
2011	$0.78	$0.01		$(0.02)	$(0.01)	$(0.01)		$-		$(0.01)		$0.76
2010	0.69	0.01		0.09	0.10	(0.01)		-		(0.01)		0.78
2009	0.55	0.01		0.14	0.15	(0.01)		-		(0.01)		0.69
2008	0.93	0.01		(0.38)	(0.37)	(0.01)		-		(0.01)		0.55
2007(h)	1.00	0.01		(0.07)	(0.06)	(0.01)		(0.00	)(e)	(0.01)		0.93
Index 500 Stock Portfolio
2011	$2.60	$0.05		$(0.01)	$0.04	$(0.04)		$(0.06)		$(0.10)		$2.54
2010	2.33	0.04		0.30	0.34	(0.05)		(0.02)		(0.07)		2.60
2009	1.95	0.05		0.45	0.50	(0.06)		(0.06)		(0.12)		2.33
2008	3.26	0.06		(1.22)	(1.16)	(0.06)		(0.09)		(0.15)		1.95
2007	3.26	0.06		0.12	0.18	(0.06)		(0.12)		(0.18)		3.26
Large Company Value Portfolio
2011	$0.74	$0.01		$(0.01)	$0.00 (e)	$(0.01)		$-		$(0.01)		$0.73
2010	0.67	0.01		0.07	0.08	(0.01)		-		(0.01)		0.74
2009	0.57	0.01		0.10	0.11	(0.01)		-		(0.01)		0.67
2008	0.93	0.02		(0.36)	(0.34)	(0.02)		(0.00	)(e)	(0.02)		0.57
2007(h)	1.00	0.01		(0.07)	(0.06)	(0.01)		-		(0.01)		0.93
Domestic Equity Portfolio
2011	$0.89	$0.02		$(0.02)	$0.00 (e)	$(0.02)		$-		$(0.02)		$0.87
2010	0.79	0.02		0.10	0.12	(0.02)		-		(0.02)		0.89
2009	0.63	0.02		0.16	0.18	(0.02)		-		(0.02)		0.79
2008	1.15	0.03		(0.44)	(0.41)	(0.03)		(0.08)		(0.11)		0.63
2007	1.31	0.03		(0.11)	(0.08)	(0.02)		(0.06)		(0.08)		1.15
Equity Income Portfolio
2011	$1.19	$0.02		$(0.03)	$(0.01)	$(0.02)		$-		$(0.02)		$1.16
2010	1.05	0.02		0.14	0.16	(0.02)		-		(0.02)		1.19
2009	0.87	0.02		0.19	0.21	(0.03)		-		(0.03)		1.05
2008	1.38	0.03		(0.51)	(0.48)	(0.00	)(e)	(0.03)		(0.03)		0.87
2007	1.53	0.03		0.01	0.04	(0.03)		(0.16)		(0.19)		1.38

(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	231

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.30)%	$514,007	-%		0.44%		0.65%	47.15%
12.37	556,872	-		0.44		0.83	48.90
37.17	535,535	-		0.44		0.92	50.16
(38.86)	413,801	-		0.43		0.88	38.18
9.20	748,329	-		0.42		0.84	36.62

(6.10)%	$305,120	0.79	%(p)	0.74	%(p)	0.32%	45.98%
9.33	311,197	0.79	(p)	0.77	(p)	0.21	40.65
42.47	264,946	-		0.79		(0.14)	23.61
(40.01)	171,551	-		0.78		(0.09)	67.79
26.84	230,437	-		0.80		0.44	57.89

(1.21)%	$377,069	-%		0.45%		1.26%	51.46%
12.91	408,330	-		0.46		1.21	43.16
29.33	379,809	-		0.46		1.35	42.82
(38.74)	310,665	-		0.44		1.35	50.12
9.12	556,895	-		0.43		1.30	43.86

(2.29)%	$69,268	-%		0.82%		0.82%	35.91%
14.29	63,777	-		0.84		0.83	34.89
27.40	47,031	-		0.85		1.33	39.32
(40.25)	29,382	0.87		0.85		1.15	59.53
(6.52)	34,935	0.89	(c)	0.85	(c)	0.95 (c)	22.41

1.95%	$1,569,801	-%		0.21%		1.86%	3.21%
14.89	1,625,787	-		0.21		1.84	4.14
26.40	1,478,052	-		0.20		2.34	5.70
(36.94)	1,231,610	-		0.20		2.13	4.10
5.43	2,088,835	-		0.20		1.89	4.44

1.49%	$69,674	-%		0.78%		1.84%	47.30%
10.95	61,011	-		0.80		1.67	29.84
20.70	45,465	-		0.80		2.11	26.95
(37.23)	28,570	0.81		0.80		2.41	26.04
(5.97)	32,695	0.85	(c)	0.80	(c)	2.03 (c)	16.92

0.91%	$385,811	-%		0.57%		2.26%	40.73%
14.62	408,437	-		0.58		2.29	48.18
29.52	361,647	-		0.59		2.99	67.19
(38.49)	281,556	-		0.57		2.89	60.11
(6.33)	439,896	-		0.56		2.37	38.86

(0.92)%	$306,921	-%		0.67%		2.05%	13.79%
15.33	259,307	-		0.67		2.00	11.14
24.58	203,716	-		0.67		2.27	12.49
(35.81)	151,641	-		0.67		2.61	28.82
3.26	212,428	-		0.67		1.93	41.94

(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(p)	For the Focused Appreciation Portfolio, expense ratios reflect total expenses before a management fee waiver effective August 12, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

232	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Mid Cap Growth Stock Portfolio
2011	$3.12	$0.00	(e)	$(0.19)	$(0.19)	$(0.01)		$-		$(0.01)		$2.92
2010	2.52	0.01		0.60	0.61	(0.01)		-		(0.01)		3.12
2009	1.92	0.00	(e)	0.61	0.61	(0.01)		(0.00	)(e)	(0.01)		2.52
2008	3.68	0.01		(1.35)	(1.34)	(0.01)		(0.41)		(0.42)		1.92
2007	3.37	0.01		0.66	0.67	(0.03)		(0.33)		(0.36)		3.68
Index 400 Stock Portfolio
2011	$1.47	$0.01		$(0.04)	$(0.03)	$(0.01)		$(0.09)		$(0.10)		$1.34
2010	1.18	0.01		0.30	0.31	(0.01)		(0.01)		(0.02)		1.47
2009	0.90	0.01		0.32	0.33	(0.02)		(0.03)		(0.05)		1.18
2008	1.60	0.02		(0.55)	(0.53)	(0.02)		(0.15)		(0.17)		0.90
2007	1.59	0.02		0.10	0.12	(0.02)		(0.09)		(0.11)		1.60
Mid Cap Value Portfolio
2011	$1.16	$0.02		$(0.03)	$(0.01)	$(0.02)		$-		$(0.02)		$1.13
2010	0.98	0.02		0.17	0.19	(0.01)		-		(0.01)		1.16
2009	0.81	0.02		0.17	0.19	(0.01)		(0.01)		(0.02)		0.98
2008	1.28	0.01		(0.46)	(0.45)	-		(0.02)		(0.02)		0.81
2007	1.53	0.01		(0.02)	(0.01)	(0.01)		(0.23)		(0.24)		1.28
Small Cap Growth Stock Portfolio
2011	$1.77	$0.00	(e)	$(0.04)	$(0.04)	$(0.01)		$-		$(0.01)		$1.72
2010	1.42	0.00	(e)	0.36	0.36	(0.01)		-		(0.01)		1.77
2009	1.09	0.00	(e)	0.33	0.33	(0.00	)(e)	-		(0.00	)(e)	1.42
2008	2.37	0.00	(e)	(0.92)	(0.92)	(0.00	)(e)	(0.36)		(0.36)		1.09
2007	2.38	0.00	(e)	0.22	0.22	(0.00	)(e)	(0.23)		(0.23)		2.37
Index 600 Stock Portfolio
2011	$0.94	$0.01		$(0.01)	$0.00 (e)	$(0.01)		$(0.02)		$(0.03)		$0.91
2010	0.77	0.01		0.19	0.20	(0.03)		-		(0.03)		0.94
2009	0.64	0.01		0.15	0.16	(0.03)		(0.00	)(e)	(0.03)		0.77
2008	0.93	0.01		(0.29)	(0.28)	-		(0.01)		(0.01)		0.64
2007(h)	1.00	-		(0.06)	(0.06)	-		(0.01)		(0.01)		0.93
Small Cap Value Portfolio
2011	$1.69	$0.01		$(0.04)	$(0.03)	$(0.01)		$-		$(0.01)		$1.65
2010	1.40	0.01		0.30	0.31	(0.02)		-		(0.02)		1.69
2009	1.14	0.01		0.30	0.31	(0.01)		(0.04)		(0.05)		1.40
2008	1.72	0.01		(0.45)	(0.44)	(0.01)		(0.13)		(0.14)		1.14
2007	1.84	0.01		(0.02)	(0.01)	(0.01)		(0.10)		(0.11)		1.72
International Growth Portfolio
2011	$1.21	$0.02		$(0.18)	$(0.16)	$(0.01)		$-		$(0.01)		$1.04
2010	1.05	0.02		0.15	0.17	(0.01)		-		(0.01)		1.21
2009	0.86	0.02		0.18	0.20	(0.01)		-		(0.01)		1.05
2008	1.82	0.03		(0.80)	(0.77)	(0.02)		(0.17)		(0.19)		0.86
2007	1.77	0.03		0.18	0.21	(0.02)		(0.14)		(0.16)		1.82
Research International Core Portfolio
2011	$0.82	$0.01		$(0.10)	$(0.09)	$(0.01)		$-		$(0.01)		$0.72
2010	0.75	0.01		0.07	0.08	(0.01)		-		(0.01)		0.82
2009	0.58	0.01		0.17	0.18	(0.01)		-		(0.01)		0.75
2008	1.04	0.02		(0.46)	(0.44)	(0.01)		(0.01)		(0.02)		0.58
2007(h)	1.00	0.01		0.05	0.06	(0.01)		(0.01)		(0.02)		1.04

(e)	Amount is less than $0.005.

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	233

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(6.18)%	$812,782	-%	0.53%	0.12%	50.26%
23.86	941,928	-	0.54	0.33	41.04
32.09 (o)	831,412	-	0.54	0.23	39.73
(40.08)	695,626	-	0.53	0.20	43.67
20.70	1,294,703	-	0.52	0.26	66.20

(1.92)%	$439,395	-%	0.27%	1.04%	13.15%
26.29	471,012	-	0.27	1.10	9.93
37.00	400,128	-	0.26	1.35	13.40
(36.28)	319,515	-	0.26	1.50	15.94
7.93	558,136	-	0.26	1.44	24.49

(0.61)%	$124,257	-%	0.91%	1.66%	100.60%
19.93	118,130	-	0.92	2.35	121.65
23.24	94,985	-	0.94	1.91	207.63
(35.07)	74,681	-	0.89	1.01	50.78
(0.16)	114,455	-	0.87	0.66	41.37

(2.78)%	$379,359	-%	0.57%	(0.20)%	75.67%
25.85	418,965	-	0.59	0.03	74.54
31.17	350,161	-	0.59	0.15	111.08
(43.87)	284,621	-	0.57	0.01	146.28
9.54	543,986	-	0.55	0.13	143.29

0.90%	$54,012	0.37%	0.35%	0.72%	52.75%
25.90	45,991	0.42	0.35	0.88	46.88
25.17	30,716	0.45	0.35	0.78	51.96
(31.30)	21,174	0.55	0.35	1.38	71.09
(5.89)	24,039	0.51 (c)	0.35 (c)	2.02 (c)	51.76

(1.36)%	$362,566	-%	0.87%	0.63%	7.25%
21.95	374,259	-	0.87	0.85	11.51
28.18	308,928	-	0.86	0.76	21.11
(28.13)	240,817	-	0.87	0.87	22.94
(0.83)	337,973	-	0.86	0.80	33.39

(13.17)%	$266,215	-%	0.78%	1.50%	82.02%
16.43	297,804	0.81 (q)	0.69 (q)	1.40	150.91
23.16	246,868	-	0.85	1.95	218.24
(46.19)	197,383	0.80	0.79	1.96	134.71
12.62	353,426	-	0.78	1.61	105.82

(10.48)%	$91,956	1.37%	1.15%	1.79%	34.10%
11.05	65,711	1.38	1.15	1.54	47.90
30.82	51,345	1.69	1.15	1.94	64.57
(42.54)	33,435	1.69	1.15	2.27	77.80
5.49	47,347	1.71 (c)	1.15 (c)	1.38 (c)	45.53

(c)	Computed on an annualized basis.

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been 31.99%.

(q)	For the International Growth Portfolio, expense ratios reflect total expenses before a management fee waiver effective from October 1, 2010, through December 31, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

234	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
International Equity Portfolio
2011	$1.73	$0.05		$(0.22)	$(0.17)	$(0.04)		$-		$(0.04)		$1.52
2010	1.65	0.04		0.09	0.13	(0.05)		-		(0.05)		1.73
2009	1.32	0.04		0.39	0.43	(0.07)		(0.03)		(0.10)		1.65
2008	2.67	0.07		(1.16)	(1.09)	(0.05)		(0.21)		(0.26)		1.32
2007	2.33	0.07		0.35	0.42	(0.05)		(0.03)		(0.08)		2.67
Emerging Markets Equity Portfolio
2011	$1.11	$0.01		$(0.22)	$(0.21)	$(0.01)		$-		$(0.01)		$0.89
2010	0.90	0.01		0.21	0.22	(0.01)		-		(0.01)		1.11
2009	0.53	0.01		0.37	0.38	(0.01)		-		(0.01)		0.90
2008	1.24	0.02		(0.71)	(0.69)	(0.02)		(0.00	)(e)	(0.02)		0.53
2007(h)	1.00	0.01		0.23	0.24	(0.00	)(e)	-		(0.00	)(e)	1.24
Money Market Portfolio
2011	$1.00	$0.00	(e)	$0.00 (e)	$0.00 (e)	$(0.00	)(e)	$(0.00	)(e)	$(0.00	)(e)	$1.00
2010	1.00	0.00	(e)	0.00 (e)	0.00 (e)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.00
2009	1.00	0.01		0.00 (e)	0.01	(0.01)		(0.00	)(e)	(0.01)		1.00
2008	1.00	0.03		0.00 (e)	0.03	(0.03)		(0.00	)(e)	(0.03)		1.00
2007	1.00	0.05		-	0.05	(0.05)		-		(0.05)		1.00
Short-Term Bond Portfolio
2011	$1.03	$0.02		$(0.01)	$0.01	$(0.02)		$(0.00	)(e)	$(0.02)		$1.02
2010	1.02	0.03		0.02	0.05	(0.03)		(0.01)		(0.04)		1.03
2009	0.99	0.04		0.02	0.06	(0.03)		(0.00	)(e)	(0.03)		1.02
2008	1.00	0.04		(0.01)	0.03	(0.04)		-		(0.04)		0.99
2007(h)	1.00	0.03		0.00 (e)	0.03	(0.03)		-		(0.03)		1.00
Select Bond Portfolio
2011	$1.29	$0.04		$0.05	$0.09	$(0.04)		$(0.03)		$(0.07)		$1.31
2010	1.26	0.05		0.03	0.08	(0.05)		(0.00	)(e)	(0.05)		1.29
2009	1.21	0.06		0.05	0.11	(0.06)		-		(0.06)		1.26
2008	1.23	0.06		(0.02)	0.04	(0.06)		-		(0.06)		1.21
2007	1.20	0.05		0.03	0.08	(0.05)		-		(0.05)		1.23
Long-Term U.S. Government Bond Portfolio
2011	$1.00	$0.03		$0.25	$0.28	$(0.02)		$(0.13)		$(0.15)		$1.13
2010	1.00	0.03		0.08	0.11	(0.05)		(0.06)		(0.11)		1.00
2009	1.22	0.03		(0.11)	(0.08)	(0.00	)(e)	(0.14)		(0.14)		1.00
2008	1.04	0.03		0.19	0.22	(0.02)		(0.02)		(0.04)		1.22
2007(h)	1.00	0.03		0.05	0.08	(0.03)		(0.01)		(0.04)		1.04
Inflation Protection Portfolio
2011	$1.06	$0.04		$0.09	$0.13	$(0.00	)(e)	$(0.01)		$(0.01)		$1.18
2010	1.06	0.03		0.03	0.06	(0.04)		(0.02)		(0.06)		1.06
2009	0.99	0.02		0.07	0.09	(0.02)		(0.00	)(e)	(0.02)		1.06
2008	1.04	0.05		(0.06)	(0.01)	(0.04)		(0.00	)(e)	(0.04)		0.99
2007(h)	1.00	0.03		0.04	0.07	(0.03)		-		(0.03)		1.04

(e)	Amount is less than $0.005.

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	235

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(10.10)%	$1,218,070	0.72	%(f)	0.67	%(f)	2.75%	32.06%
7.67	1,376,593	0.72	(f)	0.67	(f)	2.33	28.57
33.11 (o)	1,289,943	0.72	(f)	0.66	(f)	2.79	10.85
(43.78)	1,009,367	0.71	(f)	0.65	(f)	3.26	2.98
18.06	1,902,612	0.70	(f)	0.63	(f)	2.76	15.70

(18.66)%	$146,836	1.59%		1.50%		1.21%	45.56%
24.08	140,665	1.57		1.50		0.98	51.60
69.73	113,931	1.62		1.50		1.37	66.35
(55.22)	52,386	1.79		1.50		2.10	109.36
24.73	89,563	1.85	(c)	1.50	(c)	1.30 (c)	73.03

0.14%	$496,563	0.30	%(l)	0.08	%(l)	0.13%	-%
0.29	476,291	0.30	(l)	0.00	(e),(l)	0.29	-
0.76 (o)	570,855	0.34	(m),(l)	0.04	(m),(l)	0.62	-
2.76	622,620	0.32	(m),(l)	0.32	(m),(l)	2.66	-
5.28	462,092	-		0.30		5.16	-

0.55%	$165,716	-%		0.38%		1.79%	116.64%
3.63	130,420	-		0.39		2.48	115.08
7.22	96,710	-		0.39		3.54	65.56
2.71	69,797	-		0.40		4.29	74.86	(g)
3.10	57,998	-		0.44	(c)	4.80 (c)	72.69	(g)

7.16%	$1,485,430	-%		0.30%		3.10%	139.34	%(g)
6.59	1,362,096	-		0.30		3.51	112.85	(g)
9.37	1,200,071	-		0.30		4.42	66.49	(g)
3.26	1,088,647	-		0.30		5.06	85.39	(g)
6.39	1,114,647	-		0.30		5.26	104.07	(g)

28.92%	$147,149	-%		0.59%		2.32%	665.73	%(g)
10.62	103,380	-		0.60		2.76	525.61	(g)
(6.98)	82,888	-		0.60		2.75	589.06	(g)
20.76	90,206	-		0.62		2.51	272.80	(g)
7.55	35,815	0.72	(c)	0.65	(c)	4.31 (c)	175.03	(g)

11.93%	$178,375	-%		0.61%		3.74%	52.72%
5.60	116,078	-		0.61		2.43	68.09
9.98	105,670	-		0.61		2.35	63.47
(1.38)	69,140	-		0.62		4.34	48.63	(g)
6.83	37,462	0.70	(c)	0.65	(c)	4.95 (c)	94.74	(g)

(c)	Computed on an annualized basis.

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(e)	Amount is less than $0.005.

(f)	For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(m)	Reflects fee paid by the Portfolio to participate in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been 32.39% for the International Equity Portfolio and 0.61% for the Money Market Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

236	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments		Total Distributions	Net Asset Value, End of Period
High Yield Bond Portfolio
2011	$0.72	$0.05		$(0.02)	$0.03	$(0.05)	$-		$(0.05)	$0.70
2010	0.68	0.06		0.03	0.09	(0.05)	-		(0.05)	0.72
2009	0.51	0.05		0.18	0.23	(0.06)	-		(0.06)	0.68
2008	0.70	0.05		(0.19)	(0.14)	(0.05)	-		(0.05)	0.51
2007	0.73	0.05		(0.03)	0.02	(0.05)	-		(0.05)	0.70
Multi-Sector Bond Portfolio
2011	$1.03	$0.05		$(0.01)	$0.04	$(0.05)	$(0.02)		$(0.07)	$1.00
2010	0.99	0.06		0.08	0.14	(0.08)	(0.02)		(0.10)	1.03
2009	0.85	0.04		0.15	0.19	(0.03)	(0.02)		(0.05)	0.99
2008	0.98	0.04		(0.11)	(0.07)	(0.06)	(0.00	)(e)	(0.06)	0.85
2007(h)	1.00	0.03		(0.02)	0.01	(0.03)	-		(0.03)	0.98
Commodities Return Strategy Portfolio
2011(r)	$1.00	$0.00	(e)	$(0.19)	$(0.19)	$-	$0.00	(e)	$0.00 (e)	$0.81
Balanced Portfolio
2011	$1.40	$0.03		$0.00 (e)	$0.03	$(0.04)	$-		$(0.04)	$1.39
2010	1.28	0.03		0.12	0.15	(0.03)	-		(0.03)	1.40
2009	1.10	0.04		0.19	0.23	(0.05)	-		(0.05)	1.28
2008	1.99	0.05		(0.41)	(0.36)	(0.02)	(0.51)		(0.53)	1.10
2007	1.97	0.03		0.09	0.12	(0.06)	(0.04)		(0.10)	1.99
Asset Allocation Portfolio
2011	$1.05	$0.02		$(0.02)	$0.00 (e)	$(0.03)	$-		$(0.03)	$1.02
2010	0.96	0.02		0.10	0.12	(0.03)	-		(0.03)	1.05
2009	0.77	0.02		0.20	0.22	(0.03)	-		(0.03)	0.96
2008	1.24	0.03		(0.38)	(0.35)	(0.03)	(0.09)		(0.12)	0.77
2007	1.22	0.03		0.08	0.11	(0.03)	(0.06)		(0.09)	1.24

(e)	Amount is less than $0.005.

(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007

(r)	For the period April 29, 2011 (commencement of operations) through December 31, 2011

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	237

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

4.59%	$376,289	-%	0.46%		7.33%		44.40%
14.56	343,549	-	0.47		7.99		71.62
45.39	299,022	-	0.48		8.74		75.30
(21.35)	212,003	-	0.47		8.55		43.30
2.38	292,928	-	0.47		7.43		61.65

4.99%	$234,872	-%	0.83%		5.15%		59.18	%(g)
13.19	182,453	-	0.84		5.41		102.10	(g)
22.08	145,720	-	0.85		4.43		93.70	(g)
(6.86)	94,121	-	0.88		4.40		23.40	(g)
1.09	74,829	-	0.93	(c)	5.39	(c)	72.85	(g)

(19.30)%	$90,899	-%	0.91	%(c)	(0.51	)%(c)	81.69	%(g)

2.11%	$2,188,140	-%	0.30%		2.27%		114.17	%(g)
11.96	2,295,102	-	0.30		2.58		81.33	(g)
21.43	2,202,539	-	0.30		3.07		73.12	(g)
(22.72)	1,994,701	-	0.30		3.26		68.34	(g)
6.15	2,896,195	-	0.30		3.23		106.64	(g)

(0.08)%	$230,257	0.58%	0.53%		1.74%		95.15	%(g)
13.01	248,166	0.58	0.53		2.01		73.04	(g)
27.09	232,454	0.60	0.55		2.44		78.15	(g)
(30.13)	199,640	0.60	0.54		2.59		74.22	(g)
9.40	302,292	0.58	0.54		2.64		85.44	(g)

(c)	Computed on an annualized basis.

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

238	Financial Highlights

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio, and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

On April 29, 2011, the Commodities Return Strategy Portfolio (the “Commodities Portfolio”) commenced operations in the Series Fund. The Commodities Portfolio was organized with 2,000,000,000 authorized shares of Common Stock, with a par value equaling $0.01 per share. Northwestern Mutual purchased $50,001,000 of the Commodities Portfolio’s capital stock.

During the period ended December 31, 2011, Northwestern Mutual made redemptions totaling $31,466,571 from the Emerging Markets Equity Portfolio, and $24,847,420 from the Multi-Sector Bond Portfolio.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to dividend income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends are netted against dividend income and separately disclosed in the Statements of Operations.

The Equity Income, Mid Cap Value, International Growth, Research International Core, International Equity, Emerging Markets Equity, Balanced and Asset Allocation Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains net of losses, if applicable, and repatriation taxes.

C. Federal Income Taxes — The Portfolio’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on distributable income and gains. Therefore, no federal income tax or excise provision is required.

D. Distributions — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining Portfolios of the Series Fund, when applicable.

E. Other — The Portfolios record security transactions based on a trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method.

F. New Accounting Pronouncements — In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria

Notes to Financial Statements	239

Notes to Financial Statements

for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Only certain delayed delivery transactions in the Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio are impacted. Accounting for these transfers as secured borrowings will impact the timing of recognition of realized gains and losses. The financial statement presentation of these transactions will also be modified to reflect these transactions as borrowings.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ASC 820. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Except where fair value procedures are applied to foreign securities when significant events occur between close of foreign markets and the U.S. market close; the Portfolios have not historically had many transfers between Level 1 and Level 2. Additionally, the Portfolios have not had significant Level 3 measurements. Therefore management does not feel ASU No. 2011-04 will significantly impact the funds.

Note 3. Security Valuation

For purposes of calculating a net asset value, portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 of the fair value hierarchy:

•

Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. For foreign securities that issue both local and foreign shares, when a last sales price is unavailable for the foreign shares, the valuation of the foreign shares will consider the value of the local shares as one of the inputs to the valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as a Level 2 of the fair value hierarchy. Transfers between Level 1 and Level 2 for foreign securities fair valued under procedures adopted by the Board of Directors are not disclosed separately. During the period ended December 31, 2011, other securities were not transferred between Level 1 and Level 2.

240	Notes to Financial Statements

Notes to Financial Statements

•

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

•

Investments in open-end mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 of the fair value hierarchy. Investments in privately held funds are valued at the fund’s closing net asset value per share and are categorized as Level 2 of the fair value hierarchy.

•

Money market investments, other than in the Money Market Portfolio, with maturities exceeding 60 days are generally valued by a pricing service. Money market investments with maturities of 60 days or less and all securities in the Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

•

Listed derivatives, such as futures, option contracts, and centrally cleared swaps that are actively traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Over-the-counter financial derivatives, such as foreign currency contracts, futures contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 of the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Board of Directors. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2011 include, but are not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. There were no significant transfers between levels during the period ended December 31, 2011.

Note 4. Securities and Other Investments

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Notes to Financial Statements

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on their records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is

242	Notes to Financial Statements

Notes to Financial Statements

generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation indexed bond will be included as interest income in the Statements of Operations even though investors do not receive their principal until maturity.

G. Securities Lending — Each Portfolio is authorized to participate in securities lending, however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios in commercial paper to earn interest in accordance with the Portfolios’ investment policies. For the period ended December 31, 2011, the Select Bond and Balanced Portfolios earned $447,803 and $443,307, respectively, in interest from securities lending activity, which is included as interest income in the Statements of Operations. The collateral received under the securities lending program is recorded on each Portfolio’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities on loan. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2011, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Values of Securities on Loan	Value of Collateral
Select Bond Portfolio	$75,072,625	$76,693,750
Balanced Portfolio	44,475,685	45,437,500

As of December 31, 2011, collateral received for securities on loan was invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

H. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, wheras losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2011, short positions were held by the Select Bond Portfolio.

Note 5. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to earn income and enhance returns, or as an alternative to direct investments. The Portfolios have adopted amendments to authoritative guidance regarding disclosures of derivatives and hedging activity. This guidance requires qualitative disclosures about objectives and strategies for using derivatives and quantitative disclosures about fair value amounts of, and gains and losses on, derivative instruments. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment under the guidance.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the

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Notes to Financial Statements

“variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2010		Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2011
Growth Stock Portfolio
# of Contracts		-	57	-	-	(57)	-
Notional Amount			6	-	-	(6)	-
Premium	$		2	-	-	(2)	$-
Large Cap Core Stock Portfolio
# of Contracts			46	-	-	(46)	-
Notional Amount		-	5	-	-	(5)	-
Premium		$-	2	-	-	(2)	$-
Mid Cap Growth Stock Portfolio
# of Contracts		-	7,958	-	(3,979)	(3,979)	-
Notional Amount		-	796		(398)	(398)	-
Premium		$-	494	-	(178)	(316)	$-
Small Cap Growth Stock Portfolio
# of Contracts		-	7,243	(460)	(6,691)	(92)	-
Notional Amount		-	724	(46)	(669)	(9)	-
Premium		$-	253	(40)	(212)	(1)	$-
LongTerm U.S. Government Bond Portfolio
# of Contracts		54	145	(36)	(107)	(56)	-
Notional Amount		135	145	(90)	(120)	(70)	-
Premium		$30	63	(20)	(51)	(22)	$-
MultiSector Bond Portfolio
# of Contracts		550	560	-	(309)	(236)	565
Notional Amount		5,500	3,823	-	(1,929)	(1,856)	5,538
Premium		$49	96	-	(56)	(33)	$54

244	Notes to Financial Statements

Notes to Financial Statements

	Balance at 12/31/2010	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2011
Balanced Portfolio
# of Contracts	2,230	1,943	-	(2,067)	(2,106)	-
Notional Amount	223	194	-	(207)	(210)	-
Premium	$145	118	-	(123)	(140)	$-
Asset Allocation Portfolio
# of Contracts	220	258	-	(231)	(247)	-
Notional Amount	22	25	-	(23)	(24)	-
Premium	$14	16	-	(13)	(17)	$-

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

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Notes to Financial Statements

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedule of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding as of December 31, 2011 for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolios from such investments might be subject to U.S. excise or income taxes.

E. Commodity-Linked Derivatives — The Commodities Portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities market or a commodity index without investing directly in physical commodities. Such instruments may include swap agreements, options, futures and options on futures. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities. However, there can be no guarantee that the Portfolio’s commodity linked investments would not be correlated with traditional financial assets under any particular market conditions. The value of commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

F. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2011, are:

	Asset Derivatives - December 31, 2011		Liability Derivatives - December 31, 2011
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Growth Stock
Equity contracts	Receivables - Futures Variation Margin	$-	Payables - Futures Variation Margin	$61
Large Cap Core Stock
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	66
Index 500 Stock
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	107
Large Company Value
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	1
Foreign exchange contracts	Receivables - Foreign Currency Sold	4	Payables - Foreign Currency Purchased	-

246	Notes to Financial Statements

Notes to Financial Statements

	Asset Derivatives - December 31, 2011		Liability Derivatives - December 31, 2011
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Mid Cap Growth Stock
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	89
Index 400 Stock
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	150
Mid Cap Value
Foreign exchange contracts	Receivables - Foreign Currency Sold	16	Payables - Foreign Currency Purchased	-
Small Cap Growth Stock
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	35	Payables - Outstanding Swaps Contracts, at Value	71
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	5
Index 600 Stock
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	68	Payables - Outstanding Swaps Contracts, at Value	1
Short-Term Bond
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	42
Foreign exchange contracts	Receivables - Foreign Currency Sold	57	Payables - Foreign Currency Purchased	-
Select Bond
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	60
Foreign exchange contracts	Receivables - Foreign Currency Sold	586	Payables - Foreign Currency Purchased	-
Long-Term U.S. Government Bond
Interest rate contracts	Receivables - Futures Variation Margin	21	Payables - Futures Variation Margin	-
Inflation Protection
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	-	Payables - Outstanding Swaps Contracts, at Value	1,346
Foreign exchange contracts	Receivables - Foreign Currency Sold	1,017	Payables - Foreign Currency Purchased	-
Multi-Sector Bond
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	627	Payables - Outstanding Swaps Contracts, at Value	173
Interest rate contracts	Receivables - Futures Variation Margin	95	Payables - Futures Variation Margin	-
Interest rate contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	2
Credit contracts	Receivables - Outstanding Swaps Contracts, at Value	253	Payables - Outstanding Swaps Contracts, at Value	225
Foreign exchange contracts	Receivables - Foreign Currency Sold	1,483	Payables - Foreign Currency Purchased	425
Balanced
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	14,803	Payables - Outstanding Swaps Contracts, at Value	8
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	323
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	24
Foreign exchange contracts	Receivables - Foreign Currency Sold	2,013	Payables - Foreign Currency Purchased	-
Asset Allocation
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	1,905	Payables - Outstanding Swaps Contracts, at Value	1
Equity contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	35
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	3
Foreign exchange contracts	Receivables - Foreign Currency Sold	257	Payables - Foreign Currency Purchased	-
Commodities Return Strategy
Other contracts	Receivables - Outstanding Swaps Contracts, at Value	-	Payables - Outstanding Swaps Contracts, at Value	229

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, including location on the Statement of Operations, for the period ended December 31, 2011, are:

Notes to Financial Statements	247

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock
Equity contracts	$-	$923	$-	$-	$923
Large Cap Core Stock
Equity contracts	-	75	-	-	75
Index 500 Stock Portfolio
Equity contracts	-	814	-	-	814
Large Company Value
Equity contracts	-	75	-	-	75
Foreign currency exchange contracts	-	-	22	-	22
Mid Cap Growth Stock
Equity contracts	178	(1,010)	-	-	(832)
Index 400 Stock
Equity contracts	-	(1,085)	-	-	(1,085)
Mid Cap Value
Foreign currency exchange contracts	-	-	91	-	91
Small Cap Growth Stock
Equity contracts	212	(12)	-	747	947
Index 600 Stock
Equity contracts	-	-	-	48	48
Short-Term Bond
Interest rate contracts	-	(2,429)	-	-	(2,429)
Foreign currency exchange contracts	-	-	(5)	-	(5)
Select Bond
Interest rate contracts	-	(10,561)	-	-	(10,561)
Foreign currency exchange contracts	-	-	(320)	-	(320)
Long-Term U.S. Government Bond
Interest rate contracts	56	946	-	-	1,002
Inflation Protection
Interest rate contracts	-	-	-	(21)	(21)
Foreign currency exchange contracts	-	-	(734)	-	(734)
Multi-Sector Bond
Credit contracts	-	-	-	654	654
Interest rate contracts	58	2,098	-	(1,051)	1,105
Foreign currency exchange contracts	-	-	1,017	-	1,017
Balanced
Equity contracts	123	6,870	-	(39,996)	(33,003)
Interest rate contracts	-	(6,096)	-	-	(6,096)
Foreign currency exchange contracts	-	-	1,125	-	1,125
Asset Allocation
Equity contracts	-	568	-	(5,363)	(4,795)
Interest rate contracts	-	(858)	-	-	(858)
Foreign currency exchange contracts	-	-	208	-	208
Commodities Return Strategy
Other contracts	-	(104)	-	(14,292)	(14,396)

Change in unrealized appreciation or depreciation on derivative instruments, by contract type and primary risk exposure, including location on the Statement of Operations, for the peiod ended December 31, 2011 are:

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock
Equity contracts	$-	$(1)	$-	$-	$(1)
Large Cap Core Stock
Equity contracts	-	417	-	-	417
Index 500 Stock
Equity contracts	-	332	-	-	332
Large Company Value
Equity contracts	-	(22)	-	-	(22)
Foreign currency exchange contracts	-	-	7	-	7

248	Notes to Financial Statements

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Mid Cap Growth Stock
Equity contracts	-	412	-	-	412
Index 400 Stock Portfolio
Equity contracts	-	639	-	-	639
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	25	-	25
Small Cap Growth Stock Portfolio
Equity contracts	-	14	-	(1,098)	(1,084)
Short-Term Bond
Interest rate contracts	-	(363)	-	-	(363)
Foreign currency exchange contracts	-	-	83	-	83
Select Bond
Interest rate contracts	-	406	-	-	406
Foreign currency exchange contracts	-	-	859	-	859
Long-Term U.S. Government Bond
Interest rate contracts	(3)	62	-	-	59
Inflation Protection
Interest rate contracts	-	-	-	(611)	(611)
Foreign currency exchange contracts	-	-	683	-	683
Multi-Sector Bond
Interest rate contracts	83	643	-	20	746
Credit contracts	-	-	-	(861)	(861)
Foreign currency exchange contracts	-	-	493	-	493
Balanced
Equity contracts	(99)	1,161	-	13,420	14,482
Interest rate contracts	-	49	-	-	49
Foreign currency exchange contracts	-	-	2,202	-	2,202
Asset Allocation
Equity contracts	(10)	159	-	1,337	1,486
Interest rate contracts	-	(26)	-	-	(26)
Foreign currency exchange contracts	-	-	269	-	269
Commodities Return Strategy
Other contracts	-	-	-	(229)	(229)

The volumes indicated in the open futures contracts, transactions in written options and swap agreements outstanding tables are indicative of the amounts throughout the period.

Note 6. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolio’s income.

Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolios’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Statements of Assets and Liabilities.

Notes to Financial Statements	249

Notes to Financial Statements

Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Note 7. Investment Advisory and Sub-Advisory Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
Mid Cap Value	0.85%
Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Commodities Return Strategy	0.80%
Balanced	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
International Equity	0.85%	0.65%	0.65%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity	0.65%	0.55%	0.50%
Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
Inflation Protection	0.58%	0.55%	0.49%
Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend	0.77%	0.70%	0.62%	0.56%
Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock	0.25%	0.20%

250	Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation	0.90%	April 30, 2012
Large Cap Blend	0.85%	April 30, 2012
Large Company Value	0.80%	April 30, 2012
Domestic Equity	0.75%	April 30, 2012
Equity Income	0.75%	April 30, 2012
Mid Cap Value	1.00%	April 30, 2012
Index 600 Stock	0.35%	April 30, 2012
Small Cap Value	1.00%	April 30, 2012
International Growth	1.10%	April 30, 2012
Research International Core.	1.15%	April 30, 2012
Emerging Markets Equity	1.50%	April 30, 2012
Short-Term Bond	0.45%	April 30, 2012
Long-Term U.S. Government Bond	0.65%	April 30, 2012
Inflation Protection	0.65%	April 30, 2012
Multi-Sector Bond	0.95%	April 30, 2012
Asset Allocation	0.75%	April 30, 2012

With respect to the Focused Appreciation Portfolio, MSA has agreed to waive a portion of its management fee effective August 12, 2010, such that its management fee is 0.75% on the Portfolio’s first $100 million of assets, 0.70% on Portfolio assets from $100 million to $300 million, 0.65% on assets from $300 million to $500 million, and 0.60% on Portfolio assets in excess of $500 million. MSA’s fee waiver agreement extends at least until April 30, 2012.

With respect to the Mid Cap Value Portfolio, MSA has agreed to waive a portion of its management fee effective April 30, 2011, on assets over $150 million such that its management fee is 0.85% on the Portfolio’s first $150 million of assets, 0.80% on Portfolio assets from $150 million to $300 million, and 0.75% on Portfolio assets in excess of $300 million. MSA’s fee waiver agreement extends at least until April 30, 2012.

With respect to the Small Cap Value Portfolio, MSA has agreed to waive a portion of its management fee effective April 30, 2011, on assets over $500 million such that its management fee is 0.85% on the Portfolio’s first $500 million of assets and 0.80% on Portfolio assets in excess of $500 million. MSA’s fee waiver agreement extends at least until April 30, 2012.

With respect to the International Equity Portfolio, MSA has agreed to waive a portion of its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2012.

With respect to the Money Market Portfolio, MSA voluntarily agreed to waive its 0.30% management fee effective December 31, 2008 through June 30, 2011. For the period beginning July 1, 2011 and ending December 31, 2011 MSA voluntarily waived 0.15% of its management fee, on a temporary basis. The waiver is limited to MSA’s management fee, and as a result, the Money Market Portfolio will continue to bear any other expenses that MSA has not contractually agreed to assume. This voluntary waiver will be reviewed periodically by MSA and may be revised or discontinued at any time. See Subsequent Events Note 14.

MSA provides investment management to the NMSF Cayman Commodity Fund, Ltd. (“Subsidiary”) at the annual rate of 0.20% of its net assets. MSA has agreed to waive its management fee from the Commodities Portfolio in an amount equal to the management fee paid to MSA by the Subsidiary. This agreement will remain in effect for as long as the Commodities Portfolio remains invested in the Subsidiary. For the period ended December 31, 2011, the amount waived was $17,240. See Subsequent Events Note 14.

Notes to Financial Statements	251

Notes to Financial Statements

With respect to the Asset Allocation Portfolio, MSA has agreed to waive a portion of its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2012.

The investment advisory fee is paid to MSA. All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay custodian fees, audit expenses and certain other expenses. MSA pays certain other costs in connection with the management of the investment of the assets of the Portfolios and the administration of the affairs of the Portfolios.

Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the period ended December 31, 2011, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock Portfolio	$113
Focused Appreciation Portfolio	157
Large Cap Core Stock Portfolio	102
Large Cap Blend Portfolio	91
Index 500 Stock Portfolio	135
Domestic Equity Portfolio	117
Equity Income Portfolio	88
Mid Cap Growth Stock Portfolio	106
Index 400 Stock Portfolio	110
Small Cap Growth Stock Portfolio	128
Index 600 Stock Portfolio	139
Small Cap Value Portfolio	124
Short-Term Bond Portfolio	135
High Yield Bond Portfolio	161
Asset Allocation Portfolio	102

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day to day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Note 8. Federal Income Tax Matters

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to the expiration of capital loss carryovers and character differences with respect to income on swaps and foreign currency transactions.

Certain losses incurred by the Portfolios after October 31 are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses and late year ordinary losses for federal income tax purposes are carried forward to offset future income or net realized gains. A summary of the Portfolios’ post-October and late year ordinary losses and capital loss carryovers as of December 31, 2011 is provided below:

	Post- October	Late Year	Capital Loss Carryovers
Portfolio	Capital Losses	Ordinary Losses	Amount	Expiration	Utilized in 2011	Expired in 2011
	(Amounts in Thousands)
Growth Stock Portfolio	$-	$-	$9,556	$2017	$19,243	$-
Focused Appreciation Portfolio	-	-	1,247	2017	7,733	-
Large Cap Core Stock Portfolio	-	-	45,138	2012-2017	19,777	60,491
Large Cap Blend Portfolio	134	-	12,339	2016-2017	3,074	-
Index 500 Stock Portfolio	-	-	-	-	-	-
Large Company Value Portfolio	-	-	6,560	2016-2018	3,437	-

The Accompanying Notes are an Integral Part of the Financial Statements.

252	Notes to Financial Statements

Notes to Financial Statements

	Post- October	Late Year	Capital Loss Carryovers
Portfolio	Capital Losses	Ordinary Losses	Amount	Expiration	Utilized in 2011	Expired in 2011
	(Amounts in Thousands)
Domestic Equity Portfolio	$-	$-	$128,738	2016-2017	$21,300	$-
Equity Income Portfolio	-	-	13,821	2017-2018	4,023	-
Mid Cap Growth Stock Portfolio	-	-	42,790	2017	-	-
Index 400 Stock Portfolio	-	-	-	-	-	-
Mid Cap Value Portfolio	-	-	5,012	2017	13,619	-
Small Cap Growth Stock Portfolio	-	-	81,762	2017	46,336	-
Index 600 Stock Portfolio	-	-	-	-	54	-
Small Cap Value Portfolio	-	-	-	-	3,997	-
International Growth Portfolio	-	-	61,141	2016-2017	2,864	-
Research International Core Portfolio	1,033	3	11,858	2016-2018	2,178	-
International Equity Portfolio	-	-	18,962	2017	29,766	-
Emerging Markets Equity Portfolio	353	4	-	-	12,375	-
Money Market Portfolio	-	-	-	-	-	-
Short-Term Bond Portfolio	155	-	-	-	-	-
Select Bond Portfolio	-	-	-	-	-	-
Long-Term U.S. Government Bond Portfolio	24	-	-	-	-	-
Inflation Protection Portfolio	-	-	-	-	-	-
High Yield Bond Portfolio	-	-	32,394	2016-2017	5,009	-
Multi-Sector Bond Portfolio	-	-	-	-	-	-
Commodities Return Strategy Portfolio	-	-	-	-	-	-
Balanced Portfolio	-	-	26,708	2017	97,223	-
Asset Allocation Portfolio	-	-	21,468	2016-2017	8,544	-

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), capital losses incurred by the Fund will not be subject to expiration and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. The Modernization Act is effective for taxable years beginning after December 22, 2010. During 2011, the Mid Cap Growth Portfolio and Short-Term Bond Portfolio had short-term capital losses of $8,757,548 and $1,316,748, respectively, that will be carried forward and utilized in future years.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Portfolios has reviewed all open tax years (2008 to 2011) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2011 and December 31, 2010 was as follows:

	2011 Distributio ns Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Growth Stock Portfolio	$4,271	$-
Focused Appreciation Portfolio	572	-
Large Cap Core Stock Portfolio	4,523	-
Large Cap Blend Portfolio	550	-
Index 500 Stock Portfolio	28,570	34,671
Large Company Value Portfolio	1,205	-
Domestic Equity Portfolio	8,356	-
Equity Income Portfolio	4,374	-
Mid Cap Growth Stock Portfolio	2,086	-
Index 400 Stock Portfolio	7,351	22,879
Mid Cap Value Portfolio	2,135	-
Small Cap Growth Stock Portfolio	1,448	-
Index 600 Stock Portfolio	662	1,245
Small Cap Value Portfolio	2,251	-
International Growth Portfolio	3,374	-
Research International Core Portfolio	1,332	-
International Equity Portfolio	28,606	-
Emerging Markets Equity Portfolio	1,340	-
Money Market Portfolio	645	-

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements	253

Notes to Financial Statements

	2011 Distributions Paid From:
Portfolio	Ordinary Income	Long -term Capital Gain
	(Amounts in Thousands)
Short-Term Bond Portfolio	$2,493	$-
Select Bond Portfolio	68,303	8,195
Long-Term U.S. Government Bond Portfolio	14,173	3,014
Inflation Protection Portfolio	515	737
High Yield Bond Portfolio	25,673	-
Multi-Sector Bond Portfolio	13,385	2,442
Commodities Return Strategy Portfolio	-	3
Balanced Portfolio	62,036	-
Asset Allocation Portfolio	5,767	-

	2010 Distributions Paid From:
Portfolio	Ordinary Income	Long -term Capital Gain
	(Amounts in Thousands)
Growth Stock Portfolio	$4,234	$-
Focused Appreciation Portfolio	-	-
Large Cap Core Stock Portfolio	4,461	-
Large Cap Blend Portfolio	433	-
Index 500 Stock Portfolio	30,558	10,237
Large Company Value Portfolio	856	-
Domestic Equity Portfolio	8,343	-
Equity Income Portfolio	3,789	-
Mid Cap Growth Stock Portfolio	2,314	-
Index 400 Stock Portfolio	6,067	-
Mid Cap Value Portfolio	1,417	-
Small Cap Growth Stock Portfolio	2,686	-
Index 600 Stock Portfolio	1,416	-
Small Cap Value Portfolio	3,517	-
International Growth Portfolio	2,403	-
Research International Core Portfolio	909	-
International Equity Portfolio	37,804	-
Emerging Markets Equity Portfolio	949	-
Money Market Portfolio	1,541	-
Short-Term Bond Portfolio	4,179	-
Select Bond Portfolio	52,674	-
Long-Term U.S. Government Bond Portfolio	8,335	2,087
Inflation Protection Portfolio	4,757	1,749
High Yield Bond Portfolio	23,047	-
MultiSector Bond Portfolio	14,443	1,634
Balanced Portfolio	46,538	-
Asset Allocation Portfolio	6,755	-

Each Portfolio intends to distribute the maximum allowable amount permitted by law.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amount in Thousands)
Growth Stock Portfolio	$3,564	$-	$(9,556)	$65,256
Focused Appreciation Portfolio	1,010	-	(1,247)	29,647
Large Cap Core Stock Portfolio	5,001	-	(45,138)	35,788
Large Cap Blend Portfolio	4	-	(12,473)	6,484
Index 500 Stock Portfolio	30,197	30,142	-	250,619
Large Company Value Portfolio	125	-	(6,560)	170
Domestic Equity Portfolio	9,031	-	(128,738)	41,033
Equity Income Portfolio	5,760	-	(13,821)	(1,845)
Mid Cap Growth Stock Portfolio	1,048	-	(51,548)	112,345
Index 400 Stock Portfolio	4,463	20,196	-	27,109
Mid Cap Value Portfolio	1,999	-	(5,012)	(4,149)
Small Cap Growth Stock Portfolio	-	-	(81,762)	36,072
Index 600 Stock Portfolio	219	544	-	898
Small Cap Value Portfolio	1,838	4,256	-	57,763

254	Notes to Financial Statements

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amount in Thousands)
International Growth Portfolio	$4,499	$-	$(61,141)	$(17,305)
Research International Core Portfolio	340	-	(12,894)	(3,672)
International Equity Portfolio	35,831	-	(18,962)	(23,534)
Emerging Markets Equity Portfolio	308	93	(357)	(10,554)
Money Market Portfolio	415	-	-	-
Short-Term Bond Portfolio	320	-	(1,472)	2,068
Select Bond Portfolio	68,078	10,069	-	34,128
Long-Term U.S. Government Bond Portfolio	4,259	76	(24)	2,510
Inflation Protection Portfolio	6,123	1,827	-	12,723
High Yield Bond Portfolio	26,613	-	(32,394)	1,280
Multi-Sector Bond Portfolio	1,635	659	-	(1,110)
Commodities Return Strategy Portfolio	-	-	-	(16,957)
Balanced Portfolio	26,638	-	(26,708)	139,599
Asset Allocation Portfolio	607	-	(21,468)	19,480

Note 9. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the period ended December 31, 2011 and the year ended December 31, 2010 are summarized below:

Portfolio	2011 Reimbursements	2010 Reimbursements
International Growth Portfolio	$316,188	$133,439
Research International Core Portfolio	134,488	93,733
International Equity Portfolio	2,789,589	2,391,468
Emerging Markets Equity Portfolio	213,969	181,227

Note 10. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Note 11. Basis of Consolidation

The NMSF Cayman Commodity Fund, Ltd. (“Subsidiary”), a Cayman Islands exempted company, was incorporated on March 8, 2011 and is a wholly owned subsidiary of the Commodities Portfolio. Investing in the Subsidiary allows the Commodities Portfolio to achieve greater exposure to commodities-related investments in pursuit of its investment objectives as outlined in the prospectus and statement of additional information. The Commodities Portfolio is the sole shareholder of the Subsidiary with the intent that the Commodities Portfolio will retain all rights to the Subsidiary. The Commodities Portfolio may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity index linked and commodity linked derivative instruments and other derivatives such as swap agreements and futures contracts that provide exposure to the performance of the commodities markets. The Subsidiary also may invest in fixed income securities. The Commodities Portfolio’s Schedule of Investments and related financial statements have been consolidated and includes the accounts of both the Commodities Portfolio and the Subsidiary. All inter-company transactions and balances have been eliminated.

Note 12. Investment Income and Securities Transactions

For the period ended December 31, 2011, transactions in securities other than money market investments were:

Notes to Financial Statements	255

Notes to Financial Statements

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amounts in Thousands)
Growth Stock Portfolio	$246,993	$-	$287,450	$-
Focused Appreciation Portfolio	148,704	-	136,427	-
Large Cap Core Stock Portfolio	198,476	-	238,665	-
Large Cap Blend Portfolio	29,665	-	23,125	-
Index 500 Stock Portfolio	51,255	-	103,098	-
Large Company Value Portfolio	40,305	-	30,380	-
Domestic Equity Portfolio	155,838	-	167,476	-
Equity Income Portfolio	90,877	-	37,168	-
Mid Cap Growth Stock Portfolio	432,498	-	508,909	-
Index 400 Stock Portfolio(a)	56,610	-	68,441	-
Mid Cap Value Portfolio	126,463	-	119,393	-
Small Cap Growth Stock Portfolio	296,626	-	318,876	-
Index 600 Stock Portfolio(b)	32,059	-	24,022	-
Small Cap Value Portfolio	28,375	-	26,647	-
International Growth Portfolio	238,499	-	234,283	-
Research International Core Portfolio	60,889	-	25,697	-
International Equity Portfolio	429,389	-	413,172	-
Emerging Markets Equity Portfolio	95,461	-	61,852	-
Short-Term Bond Portfolio	74,218	136,591	53,157	114,759
Select Bond Portfolio	1,169,546	913,609	929,333	1,052,618
Long-Term U.S. Government Bond Portfolio	14,297	856,887	11,369	840,381
Inflation Protection Portfolio	56,543	66,996	30,590	44,155
High Yield Bond Portfolio	181,358	-	150,128	-
Multi-Sector Bond Portfolio	110,315	23,368	85,061	24,680
Commodities Consolidated Reporting Portfolio	92,796	15,073	40,226	6,001
Balanced Portfolio	1,658,579	536,072	1,688,910	646,535
Asset Allocation Portfolio	146,847	42,249	151,418	51,185

(a)	Includes (in thousands) $311 of purchases and $197 of sales with affliliates
(b)	Includes (in thousands) $197 of purchases and $311 of sales with affiliates

Note 13. Litigation

The Index 400 Stock, Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in lawsuits and/or adversary proceedings (the “Actions”) in bankruptcy proceedings arising out of investments made by those Portfolios in two separate companies. These Actions seek to recover all payments made to beneficial owners of common stock in 2007 in connection with leveraged buy-out transactions involving each company. The Actions allege no misconduct by the Portfolios or management, and management intends to vigorously defend these Actions. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2011, were: Index 400 Stock Portfolio $5,600,000 (1.27% of net assets); Index 500 Stock Portfolio $977,000 (0.06% of net assets); Small Cap Value Portfolio $618,000 (0.17% of net assets); and Equity Income Portfolio $2,873,000 (0.94% of net assets).

Note 14. Subsequent Events

On January 18, 2012, the Long-Term U.S. Government Bond Portfolio processed a redemption from Northwestern Mutual, a related party, in the amount of $25,000,000, which represented 17.2% of its net assets as of that date.

Effective January 1, 2012, with respect to the Money Market Portfolio, MSA voluntarily agreed to waive its entire investment advisory fee commencing on January 1, 2012 and continuing for a period of time to be determined by MSA.

Effective January 1, 2012 through April 30, 2012 (unless renewed by MSA), with respect to the Growth Stock Portfolio, Large Cap Core Stock Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Small Cap Growth Portfolio, Short-Term Bond Portfolio and High Yield Bond Portfolio, MSA agreed to waive its investment advisory fee applicable to each Portfolio such that the investment advisory fee is as follows:

Portfolio	First $500 Million	Excess Over $500 Million
Index 400 Stock	0.25%	0.20%

256	Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $50 Million	Next $50 Million	Next $400 Million	Excess Over $500 Million
Growth Stock	0.60%	0.50%	0.40%	0.35%
Large Cap Core	0.60%	0.50%	0.40%	0.35%
Mid Cap Growth	0.80%	0.65%	0.50%	0.45%
Small Cap Growth	0.80%	0.65%	0.50%	0.45%

Portfolio	First $100 Million	Next $150 Million	Next $250 Million	Excess Over $500 Million
Short-Term Bond	0.35%	0.33%	0.30%	0.28%

Portfolio	First $50 Million	Next $50 Million	Next $900 Million	Excess Over $1.0 Billion
High Yield Bond	0.60%	0.50%	0.40%	0.35%

Effective January 1, 2012 through April 30, 2013, with respect to the Commodities Return Strategy Portfolio, MSA agreed to waive its investment advisory fee and/or reimburse certain expenses to the extent necessary so that the total expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, and extraordinary expenses) on an annualized basis after the waiver, do not exceed 0.95% of the Portfolio’s average net assets.

Effective January 1, 2012 through April 30, 2013, with respect to the Multi-Sector Bond Portfolio, MSA agreed to waive its investment advisory fee and/or reimburse certain expenses to the extent necessary so that the total expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, and extraordinary expenses) on an annualized basis after the waiver, do not exceed 0.90% of the Portfolio’s average net assets.

On April 12, 2012, a special meeting of the shareholders of the Series Fund will be held to consider and approve several proposals with an effective date of May 1, 2012. These proposals are as follows: (1) to elect six directors to the Series Fund’s Board of Directors, (2) to approve the amendment and restatement of the existing Investment Advisory Agreements between MSA and the Series Fund, (3) to approve the reclassification of the investment objectives of 18 of the funds from “fundamental” to “non-fundamental,” (4) to approve a change in the classification of each of the Focused Appreciation Portfolio and the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment company Act of 1940, as amended, and (5) to transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

Notes to Financial Statements	257

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

February 23, 2012

258	Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

Proxy Voting and Portfolio Holdings	259

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2011. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. Notwithstanding the foregoing, the Series Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly Board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly Board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly Board meeting in the following calendar year. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	28	Trustee of The Ivy Family of
Funds (2 registered investment
companies - 33 portfolios),
Director of the TDX
Independence Funds, Inc. (5
portfolios), Director of CTMG,
Inc. and Cox Business School,
				Southern Methodist University

Principal Occupation During Past 5 Years: Private investor; retired since 1999.

Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	28	Director of Wasatch Funds, Inc. (18 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	28	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004.

Other Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Gary A. (Skip) Poliner 720 East Wisconsin Avenue Milwaukee, WI 53202 1953	Chairman of the Board	Since 2010	28	Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Risk Officer of The Northwestern Mutual Life Insurance Company since 2010. Prior thereto, Executive Vice President – Chief Risk Officer of Northwestern Mutual from 2009 to 2010; Executive Vice President – Investment Products and Services from 2008 to 2009; Chief Investment Officer of Northwestern Mutual from 2007 to 2008; and Chief Financial Officer of Northwestern Mutual from 2001 to 2008.

260	Director and Officer Information

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

R. David Ells 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	President	Since 2010

Principal Occupation During Past 5 Years: Managing Director of Mason Street Advisors, LLC (MSA) since 2010. Prior thereto, Director of MSA from 2004 to 2010.

Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President - Accounting Policy of Northwestern Mutual since 2007; Vice President of Investment Accounting for Northwestern Mutual from 2002 to 2007.

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Vice President - Operations	Since 2004

Principal Occupation During Past 5 Years: Vice President-Operations since 2004 and Treasurer since 2008 of Mason Street Advisors, LLC.

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202, 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.

Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202, 1974	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006.

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202, 1959	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004.

Director and Officer Information	261

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2011

At its August 11, 2011 meeting, the Series Fund Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of (1) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Series Fund’s Focused Appreciation Portfolio; (2) the Investment Sub-Advisory Agreement between Mason Street Advisors and Janus relating to the Series Fund’s International Growth Portfolio; and (3) the Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Large Company Value Portfolio, Inflation Protection Portfolio and Mid Cap Value Portfolio.

At its November 16, 2011 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of (1) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Small Cap Value Portfolio and Equity Income Portfolio; (2) the Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company, LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio; and (3) the Investment Sub-Advisory Agreement between Mason Street Advisors and Credit Suisse Asset Management, LLC (“Credit Suisse”) relating to the Series Fund’s Commodities Return Strategy Portfolio. The Board also approved a related Investment Sub-Advisory Agreement between Mason Street Advisors and Credit Suisse covering the NMSF Cayman Commodity Funds Ltd., a wholly-owned Cayman Islands subsidiary of the Commodities Return Strategy Portfolio. Janus, ACI, T. Rowe Price, PIMCO and Credit Suisse are sometimes collectively referred to hereinafter as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Sub-Advisory Agreements.”

At the November 16, 2011 meeting, the Series Fund Board, including the Independent Directors, also unanimously approved an Amended and Restated Advisory Agreement between Mason Street Advisors and the Series Fund with respect to all Portfolios, contingent on the approval of such agreement by the Series Fund’s shareholders at a special meeting to be held on April 12, 2012.

Approval of Amended and Restated Advisory Agreement with Mason Street Advisors

Mason Street Advisors currently serves as investment adviser for each of the 28 Portfolios comprising the Series Fund pursuant to three substantially similar investment management agreements, one that relates to 18 Portfolios that were in existence prior to 2007, one that relates to nine Portfolios that were added as additional series in 2007, and one that relates to the Commodities Return Strategy Portfolio, which was added as a series in 2011 (collectively, the “Current Advisory Agreements”). At its meeting on November 16, 2011, the Series Fund’s Board unanimously approved the amendment and restatement of each existing agreement into a single amended agreement (the “Amended Agreement”) covering all 28 Portfolios. The Amended

262	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements

Agreement would also add a specific list of administrative functions to be provided or procured by Mason Street Advisors and modify the existing expense structure of the Series Fund by shifting the responsibility to pay for certain of the Portfolios’ administrative and operating expenses not already assumed by the Portfolios from Mason Street Advisors to the Portfolios. The Board also approved the submission of the Amended Agreement to the shareholders of each impacted Portfolio for their approval at a special meeting of shareholders to be held on April 12, 2012. The Amended Agreement will take effect on April 30, 2012 only if it is approved by the Series Fund’s shareholders; otherwise, the Current Advisory Agreements will remain in effect.

The proposal to approve the Amended Agreement and present it to shareholders for their approval was carefully considered by the directors at meetings held on August 11, 2011 and November 16, 2011. In connection with their approval, the directors considered not only information requested by and provided to them specifically in connection with the review of the proposed Amended Agreement, but also information customarily provided to and reviewed by the directors at their meetings throughout the year. The directors consulted with independent counsel to the Independent Directors, who advised on applicable legal standards and otherwise assisted the directors in their deliberations, and considered all factors that they believed appropriate and relevant to the interests of the Portfolios. After consideration, the directors determined that the terms of the Amended Agreement for each Portfolio were fair and reasonable to the Portfolios and their respective shareholders. Therefore, based on all of the information considered and conclusions reached, the directors, including all of the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment, unanimously approved the Amended Agreement for each Portfolio and approved its submission to each Portfolio’s shareholders for approval.

The directors’ decision to approve the Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the directors. The material factors and conclusions that figured prominently in the Board’s decision to approve the Amended Agreement included those discussed below. Individual members of the Board may have weighed certain factors differently in reaching their individual decisions to approve the Amended Agreement.

Nature, Extent and Quality of Services Provided by Mason Street. In considering the nature, extent and quality of the services that Mason Street Advisors provides to the Portfolios, factors considered included Mason Street Advisors’ experience in serving as investment adviser for the Portfolios, Mason Street Advisors’ investment policies and processes, and the experience and performance of its personnel that provide investment advisory services to the Portfolios and that oversee the Series Fund’s eight sub-advisers. The directors also took into consideration Mason Street Advisors’ compliance oversight with respect the Portfolios, and the Series Fund’s risk management infrastructure. The directors understood that entering into the Amended Agreement would not impact the nature or quality of the investment advisory services being provided by Mason Street Advisors, or the persons providing those services.

The directors also considered the provision by Mason Street Advisors’ parent company, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) of various administrative services for the Portfolios, subject to the oversight of Mason Street Advisors, and the quality of those services. The directors understood that entering into the Amended Agreement would not impact the nature or quality of the administrative services being provided by Mason Street Advisors and Northwestern Mutual, or the persons or entities providing those services. The directors also considered the clarity, specificity and transparency that would be added by including in the Amended Agreement a detailed list of administrative services to be provided for the Portfolios, and the assistance the details would provide the Board in its review and oversight of such administrative services. The directors noted that the services to be expressly included in the Amended Agreement reflected the services currently being provided or procured by Mason Street Advisors, and were informed that they were among the types of administrative services typically provided by third party administrators. Finally, the directors noted that retaining the administrative services and related fees as part of the Amended Agreement assured that changes to the fees for those services could not be made without the prior approval of the shareholders.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Amended Agreement, that it was satisfied with the nature, extent and quality of services provided by Mason Street Advisors with respect to each of the Portfolios.

Management Fees and Other Expenses. The directors evaluated the reasonableness of the fees and expenses to be paid by the Portfolios under the Amended Agreement. The directors considered the existing actual and contractual fees paid by each Portfolio under the Current Advisory Agreements, the expense waiver agreements that were in place for certain of the

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Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements

Portfolios, and each Portfolio’s projected fees and expenses after giving effect to estimates of the new expenses that would be assumed by the Portfolios as a result of the new expense structure. The directors recognized that the management fees to be paid by the Portfolios would not change under the Amended Agreement, and that Mason Street Advisors would continue to provide or procure the investment management and administrative services it currently provides or procures. The directors also noted that the management fees compensated Mason Street Advisors for a broader range of services (both investment management and administrative services) than would be the case under a typical investment management contract.

As part of their evaluation, the directors received and reviewed an independent analysis of comparative expense and performance data for each Portfolio prepared by Lipper Inc., a Thompson Reuters company (“Lipper”). Lipper provided data comparing each Portfolio’s projected total expenses after giving effect to the new expenses that would be assumed by the Portfolios as a result of the proposed new fee structure, with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Lipper. The directors considered the comparative data as a guide to help assess the reasonableness of the additional expenses to be assumed by the Portfolios and of each Portfolio’s total expense ratio after giving effect to the new proposed Portfolio expenses.

In further evaluating the proposed new expense structure, the directors considered the estimated limited impact on each Portfolio’s total expense ratios. The directors also noted the very competitive nature of the Portfolios’ current expense levels, with over 70% of the Portfolios ranking in the top quartile (meaning among the lowest 25% based on total expenses) of their respective peer groups of funds underlying variable investment products, and 21% in the second quartile, as of September 30, 2011. The Board also considered the fact that the new expenses would not significantly alter the competitive nature of the Portfolios’ expenses as discussed above. For those Portfolios that would have ranked in the third quartile after giving effect to the new expense structure, the directors considered the nature of existing and new expenses which contributed to the higher operating expenses of these Portfolios. The directors considered the lower expense cap that was proposed for one such Portfolio to further mitigate the impact of the proposed new Portfolio expenses, and that existing expense caps were in place with respect to the other two Portfolios.

The directors also took into account that many of the additional administrative expenses to be assumed by the Portfolios may increase as assets and shareholders increase, such as expenses relating to the printing and mailing of prospectuses to existing shareholders. However, they noted conversely that these expenses would decrease as assets and/or the number of shareholders fall, which benefit would inure to the Portfolios under the new expense structure. Also considered were the types of additional expenses to be assumed by the Portfolios, and the administrative and operating expenses to continue to be paid by Mason Street Advisors under the Amended Agreement. The directors also took into account Mason Street Advisors’ representation that the costs of managing mutual funds have increased and are likely to continue to increase in the current market and regulatory environment, and that relieving it of the responsibility for some of these costs will permit it to continue to maintain the level and quality of services it provides while addressing in part the increasing costs of providing those services.

The directors recognized that Mason Street Advisors manages the assets of other clients in addition to the Series Fund, substantially all of whom are affiliates of Mason Street Advisors. The directors did not, however, consider the management fees charged to other Mason Street Advisors clients as relevant in assessing the fees charged under the Current Advisory Agreements and the Amended Agreement. They were informed that the advisory fees were based on different factors and considerations, including differences in the level and nature of services provided to Mason Street Advisors’ affiliated clients compared to the services provided by Mason Street Advisors to the Series Fund, and in some instances, these clients had investment objectives and policies different than the Portfolios.

The directors considered that while under the Amended Agreement Mason Street Advisors would no longer be responsible for the payment of certain administrative and operating expenses of the Portfolios, Mason Street Advisors and its affiliates would continue to have an incentive to actively manage those expenses, and management of the Series Fund would continue to oversee the expenses. The directors also considered how the Amended Agreement would assist them in their oversight of Portfolio expenses.

Based on these considerations, the Board concluded that each Portfolio’s total operating expenses, after giving effect to the new expense structure under the Amended Agreement, were competitive in relation to the nature, scope and quality of services provided and the performance of the Portfolios and, within the context of the Board’s overall conclusions regarding the Amended Agreement, supported a conclusion that these fees and expenses were reasonable.

264	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements

Investment Performance of the Portfolios. The directors considered the investment performance of each of the Portfolios over various time periods, on an absolute basis and as compared to benchmarks and peers of similar mutual funds underlying insurance company separate accounts. The directors were also presented with information from Mason Street Advisors regarding the relevant market conditions and other factors resulting in the performance of each Portfolio. The performance was considered in light of each Portfolio’s investment objective and strategies as well as market conditions. The directors gave weight to their ongoing discussions with senior management at Mason Street Advisors concerning Portfolio performance, as well as discussions regarding performance, investment processes and investment strategies between the Board, sub-advisers and the portfolio managers of the Portfolios that occurred at meetings from time to time. Generally speaking, while attentive to short term performance, the directors provided greater weight to longer term performance.

As part of its review of each Portfolio’s performance, and in order to assist in its evaluation of the impact of the assumption of additional expenses by the Portfolios, the directors considered the independent analysis of the performance of each Portfolio prepared by Lipper and presented at the Board’s meeting in November, 2011. The analysis included a comparison of each Portfolio’s performance after giving effect to the new expenses that would be assumed by the Portfolios under the Amended Agreement with the performance of each Portfolio’s respective peer group and universe, as selected by Lipper. Given the relatively small size of the increase in total expenses of the Portfolios as a result of the new expense structure in the Amended Agreement, the directors concluded that the pro forma impact on performance would have been negligible.

With respect to those Portfolios whose performance had underperformed their respective benchmark or peer group of funds over longer periods of time, the directors considered other factors relevant to performance that they believed were sufficient to warrant approval of the fee structure in the Amended Agreement. These factors, which varied among the Portfolios, included stronger longer-term relative performance, explanations by the portfolio managers regarding the reasons for the underperformance, stronger shorter-term performance reflecting, where applicable, steps taken to address the performance issues, competitive performance when compared to other benchmarks or peer groups, and actions taken or being considered by Mason Street Advisors and/or the sub-advisers that were designed to help improve investment performance.

The Board concluded that, in the totality of the circumstances and within the context of its overall determinations regarding the Amended Agreement, the performance of the Portfolios was within an acceptable range compared to benchmarks and/or peers to support the approval of the Amended Agreement and its new expense structure and that, in the case of underperforming Portfolios, Mason Street Advisors and, where applicable, the sub-advisers, were monitoring the performance and taking or considering affirmative steps to improve performance of each such Portfolio where appropriate.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the range of peer expenses in each Portfolio’s respective Lipper category and the ranking of each Portfolio within such category. The directors recognized the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors specific to the investment adviser and its method of allocating revenues and expenses.

The directors considered estimates of the amount of expenses to be shifted to the Portfolios under the Amended Agreement based on 2011 data and projections, and Mason Street Advisors’ representation that it has become increasingly more expensive to operate mutual funds. It also received and considered information from Mason Street Advisors regarding the impact of the new expense structure on Mason Street Advisors’ profitability, including estimated profit margins by Portfolio assuming the Amended Agreement had been in effect during 2011. The Board recognized that given the relatively small dollar amount of expenses being shifted to the Portfolios, the impact on Mason Street Advisors’ profitability was not expected to be material. The Board also took into account the existing fee waivers and expense agreements that Mason Street Advisors had entered into, as well as proposed new expense caps and the imposition of new breakpoints for certain Portfolios effective January 1, 2012.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Portfolios, including “soft-dollar” arrangements and participation of fund families advised by certain sub-advisers to the Portfolios in affinity fund or select fund programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors.

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Approval and Continuance of Investment Advisory and

Sub-Advisory Agreements

The Board concluded, within the context of its overall determinations regarding the Amended Agreement, that the profits realized by Mason Street Advisors due to its relationship with the Portfolios were not excessive.

Economies of Scale. The directors also considered whether each Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The directors noted that the Amended Agreement would not change the contractual management fees to be paid by the Portfolios. In addition, the directors considered the breakpoints contained in the management fee schedules for 21 of the 28 Portfolios and the extent to which the Portfolios may benefit from economies of scale through those breakpoints. It also took into account Mason Street Advisors’ explanation of why breakpoints for the remaining Portfolios had not been established, including that these Portfolios were ranked the lowest or close to the lowest in terms of total expenses of each Portfolio’s respective peer group as determined by Lipper. The Board also considered the total assets of each Portfolio and the current and projected expense ratios of the Portfolios. Also considered was Mason Street Advisors’ commitment to continue to regularly work with the Board to evaluate the need for additional breakpoints or fee waivers as each Portfolio’s assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Amended Agreement, that each Portfolio’s fee structure reflected appropriate economies of scale for the benefit of Portfolio investors.

Continuation of the Investment Sub-Advisory Agreements Between Mason Street Advisors and Certain Sub-Advisers

In determining whether to approve the continuance of the Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. While particular focus is given to an evaluation of the services, performance, fees, expenses and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of the nature, extent and quality of services, and the performance, fees, expenses and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the renewal of the Sub-Advisory Agreements and summarizing the legal standards governing the review of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of these meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers. The directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. The directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors, and different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included the Sub-Adviser’s investment personnel and the experience of the portfolio managers of each of the Sub-Advised Portfolios. The directors evaluated changes in key personnel at Janus, and concluded that they were comfortable with the organization’s current leadership. In connection with the renewal of the Sub-Advisory Agreement with ACI, the Board considered the potential impact of the upcoming sale of a non-controlling interest in ACI’s parent company and concluded that such sale would not impact services provided to the Portfolios sub-advised by ACI and could potentially increase ACI’s resources and potential for new business. The directors also considered ACI’s discussion regarding changes to the portfolio management team for the Large Company Value Portfolio and concluded that they were satisfied with the

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personnel associated with, and the investment strategies to be employed on behalf of, the Portfolio. The Board also considered the resources that had been added by Credit Suisse to enhance its commodity derivatives investment team. The directors considered information provided by each Sub-Adviser with respect to its financial condition and assets under management, including, with respect to Janus, the expansion of its investment mandates.

The directors also considered the scope of the services provided by the Sub-Advisers, noting that there were no changes in the services provided. The directors considered the succession plans with respect to the management of certain of the Sub-Advised Portfolios. Consideration was also given to the Sub-Advisers’ reputations in the industry in providing investment management services, the Sub-Advisers’ experience and the performance of the Sub-Advised Portfolios. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the directors concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services provided by Sub-Advisers on behalf of the respective Sub-Advised Portfolios, and the resources committed by each Sub-Adviser in providing those services.

Management Fees and Other Expenses. The directors evaluated the reasonableness of management fees and total expenses paid by the Sub-Advised Portfolios under the Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees, which fees are paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by the Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements agreed to by Mason Street Advisors with respect to each of the Sub-Advised Portfolios. In connection with the renewal of the Sub-Advisory Agreement relating to the Portfolios sub-advised by T. Rowe Price, the directors took into consideration the fee reduction to be implemented with respect to such Portfolios in connection with the renewal.

As part of its evaluation, the directors received and reviewed an independent analysis of comparative expense and performance data for each Sub-Advised Portfolio prepared by Lipper. Lipper provided data comparing each Portfolio’s net and total expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Lipper. The directors considered the comparative data as a guide to help assess the reasonableness of each Portfolio’s net and total expense ratios. The directors noted that all of the Sub-Advised Portfolios were in the top two Lipper quartiles (meaning lowest expenses) of their respective peer groups for both gross and net expenses.

Based on their review of the above information and other factors deemed relevant by the directors, the directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

Investment Performance of the Sub-Advised Portfolios. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio, and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers, where available, and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. The performance was considered in light of each Sub-Advised Portfolio’s investment objective and strategies as well as market conditions. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what it might indicate, the directors provided greater weight to longer term performance.

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The directors noted favorably the strong investment results of the Portfolios sub-advised by T. Rowe Price as well as the low portfolio turnover rates which resulted from T. Rowe Price’s management style. The directors considered that the current management team for the International Growth Portfolio had been providing portfolio management services to the Portfolio for less than one year, and concluded that more time was required to appropriately evaluate the impact of the team’s investment strategies on the Portfolio’s performance. Similarly, the directors took into consideration the recent inception of the Commodities Return Strategy Portfolio, while commenting favorably on the Portfolio’s initial outperformance on a relative basis.

With respect to those Sub-Advised Portfolios which had underperformed their respective benchmark or peer group of funds over longer periods of time, the directors considered other factors relevant to performance that they believed were sufficient to warrant approval of the continuation of the applicable Sub-Advisory Agreements. These factors, which varied among the Sub-Advised Portfolios, included stronger longer-term relative performance, explanations by the portfolio managers regarding the reasons for the underperformance, stronger shorter-term performance reflecting, where applicable, steps taken to address the performance issues, competitive performance when compared to other benchmarks or peer groups, and actions taken or being considered by Mason Street Advisors and/or the applicable Sub-Advisers that were designed to help improve investment performance. Specifically, with respect to the performance of the Focused Appreciation Portfolio, the directors were satisfied with Janus’ comments regarding factors that had impacted the Portfolio’s short term performance, observing that the focused strategy employed by the Portfolio was likely to result in periods of performance volatility and the Portfolio’s long term performance record remained strong. With respect to the performance of the Large Company Value Portfolio, the directors considered the relatively short tenure of the lead portfolio manager and agreed that it was appropriate to provide him with additional time to implement his revised investment strategy, particularly in light of the Portfolio’s incremental improvement in performance.

The Board concluded that, in the totality of the circumstances and within the context of its overall determinations regarding the Sub-Advisory Agreements, the performance of the Sub-Advised Portfolios was within an acceptable range compared to benchmarks and/or peers to support the continuation of the Sub-Advisory Agreements and that, in the case of underperforming Portfolios, Mason Street Advisors and the applicable Sub-Advisers were monitoring the performance and taking or considering affirmative steps to improve performance of each such Portfolio where appropriate.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the range of peer expenses in each Sub-Advised Portfolio’s respective Lipper category and the ranking of each Sub-Advised Portfolio within the categories. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Sub-Advisers or their affiliates who had not provided specific profitability information. In cases where profitability information had not been provided, the directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including “soft-dollar” arrangements and participation of fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios in affinity fund or select fund programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors. The directors also reviewed information concerning the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios.

The Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationships with the Sub-Advised Portfolios, were not excessive.

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Economics of Scale. The directors also considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with such Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for all but one of the Sub-Advised Portfolios and the extent to which the Sub-Advised Portfolios may benefit from economies of scale through those breakpoints. With respect to the Sub-Advised Portfolio for which breakpoints had not been established, the directors also took into account the expense cap agreement that was in place with respect to such Portfolio. The directors considered that the fee schedules for the Sub-Advised Portfolios contained breakpoints, and that the fee schedules and breakpoints evidenced an appropriate sharing of economies of scale between each Sub-Advised Portfolio and Mason Street Advisors. The directors also considered the total assets of each Sub-Advised Portfolio and the expense ratios of the Sub-Advised Portfolios.

Based on this information, the Board concluded, within the over context of its overall determinations regarding the Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios, information regarding brokerage commissions and portfolio turnover, reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, recent compliance exceptions noted and the applicable Sub-Adviser’s response. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which a Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions, and information regarding codes of ethics, business continuity, succession planning and other matters.

Conclusions of the Directors. Based on a consideration of all information they deemed relevant in its totality, the directors, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that it was in the best interests of each Portfolio to approve the continuation of each of the Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers.

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REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2010	2011
	$544,000	$562,000

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2010	2011
	$0	$0

(c) Tax Fees

	2010	2011
	$88,520	$99,200

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2010	2011
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2010	2011
	$127,020	$136,700

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ R. David Ells
R. David Ells, President

Date: February 15, 2012

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 15, 2012